UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and
Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2021

DATE OF REPORTING PERIOD:	November 1, 2020 through October 31, 2021

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Family of Funds

ANNUAL REPORT OCTOBER 31, 2021

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

US Equity

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Select Fund

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund (formerly,
Calamos Global Growth and Income Fund)

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 18 mutual funds include equity, fixed income, convertible and alternative funds. We offer US funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In 1990, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our US, global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through the ebb and flow of multiple markets, each with its own set of challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Shareholders	1
The Funds
Calamos Market Neutral Income Fund	5
Calamos Hedged Equity Fund	10
Calamos Phineus Long/Short Fund	13
Calamos Convertible Fund	20
Calamos Global Convertible Fund	24
Calamos Timpani Small Cap Growth Fund	27
Calamos Timpani SMID Growth Fund	31
Calamos Growth Fund	34
Calamos Growth and Income Fund	38
Calamos Dividend Growth Fund	42
Calamos Select Fund	45
Calamos International Growth Fund	49
Calamos Evolving World Growth Fund	53
Calamos Global Equity Fund	57
Calamos Global Opportunities Fund (formerly, Calamos Global Growth and Income Fund)	62
Calamos Total Return Bond Fund	67
Calamos High Income Opportunities Fund	72
Calamos Short-Term Bond Fund	77
Expense Overview	81
Schedules of Investments	85
Statements of Assets and Liabilities	176
Statements of Operations	181
Statements of Changes In Net Assets	185
Notes to Financial Statements	191
Financial Highlights	225
Report of Independent Registered Public Accounting Firm	283
Trustee Approval of Management Agreement	285
Trustees and Officers	290
Tax Information	293

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman, and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2021. In this report you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

During the annual period, the global economy continued on its recovery trajectory, supported by Covid-19 vaccination progress, reopening activity, strong corporate earnings and consumer activity, and accommodative monetary policy. Equities and convertible securities posted robust returns, with US markets leading. In fixed-income markets, high-yield bonds also advanced at a brisk clip, outpacing investment-grade issues.*

However, markets were choppy and rotational. Market turbulence increased during the second half of the period as economic recovery showed signs of moderating to a more sustainable pace. Although economic and company fundamentals remained strong, investors grappled with a challenging newsfeed. Inflation pressures intensified, supply chain disruptions persisted, and oil and other energy-related commodity prices soared. Meanwhile, anxiety around the Covid-19 delta variant temporarily dampened optimism about vaccination efforts. Fiscal policy uncertainty deepened in the United States as politicians debated additional stimulus, taxes, regulations, the debt ceiling, and a massive infrastructure plan.

Investor apprehension about interest rates and monetary policy also increased, particularly after the Federal Reserve announced in September that it would soon taper its asset purchase program and indicated it could begin raising short-term interest rates by late 2022. In the wake of this development, the yield of the 10-year Treasury bond spiked upward and closed the period nearly double where it started.

Outlook

As our teams will discuss in greater detail in the commentaries that follow, we see many opportunities across asset classes. However, this is not a period when "a rising tide will

www.calamos.com

Letter to Shareholders

lift all boats." A unique set of crosscurrents is shaping the markets as new growth themes emerge. There will be winners and losers as the world continues through a period of accelerated disruption and complex transitions.

Individual security selection will be especially important during this phase of the economic cycle. We expect saw-toothed and rotational markets to persist given the uncertainties surrounding inflation, interest rates and the pace of economic expansion. We are closely monitoring fiscal policy and remain attuned to the far-reaching impacts that spending, regulations and taxes may have on households, small businesses, large corporations and the economy as a whole.

In this environment, we believe market conditions will favor active managers who can respond to evolving conditions quickly and with a long-term perspective. Our teams use short-term sell-offs as opportunities to purchase attractive securities, with the goal of continually improving the risk and return characteristics of the Funds.

We encourage investors to maintain a similar long-term perspective and to avoid getting caught up in a single headline or data point. It's important to remember that every cycle is different. Rising inflation and slowing growth have historically set the stage for "stagflation," but this cycle is like no other. The global economy is in the midst of an extraordinary recovery period, and a moderation of economic growth from peak levels should come as no surprise. Additionally, although inflation may not be as "transitory" as we once thought it would be, we do not believe inflation data is signaling an imminent end to the recovery.

There are many positive factors that can sustain economic expansion. Vaccination efforts continue around the world, and promising results for emerging treatments are welcome news. Although we can never rule out a policy mistake, we expect the Federal Reserve to pursue a gradual course with the goal of supporting economic growth. The most recent round of corporate earnings announcements has included many upside surprises, corporate revenues are strong, and profit margins are improving. Inflation does not appear to have eroded pricing power for many businesses, which bodes well for earnings growth. Meanwhile, US unemployment numbers continue to drop, wages are rising, and many households have healthy savings and low debt. We are seeing encouraging data from other economies outside the United States, which can help set the stage for a more synchronized global recovery.

Asset Allocation Considerations

Although it is important to maintain long-term focus and avoid making short-term moves to try to time the markets, periodic asset allocation assessments help ensure your mutual fund portfolio is aligned with evolving

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

opportunities and your personal circumstances. Given the many crosscurrents in the markets, you may find that you need to rebalance your asset allocation to best address your financial goals.

For example, during periods of economic growth and rising inflation, stocks have tended to enjoy tailwinds. Although stocks have enjoyed good gains, we see additional upside for a wide range of companies, including a diverse selection of growth-oriented investments. Valuations are attractive in many pockets of the market, particularly in smaller companies. To learn more about these opportunities, I invite you to review the commentaries for Calamos Timpani Small Cap Growth Fund, a small-cap growth offering, and Calamos Growth Fund, which invests in a wide range of growth opportunities.

There's never a "perfect" time to invest—volatility is always a part of the investing landscape. However, with a risk-managed portfolio foundation in place, it may be easier to ride out the ups and downs in the market. For this reason, Calamos offers a range of funds that seek lower-volatility participation in the stock market. These include Calamos Growth and Income Fund, Calamos Convertible Fund and Calamos Global Opportunities Fund, all of which provide access to our decades of experience using convertible securities to pursue enhanced risk/reward. Convertible securities are hybrid instruments that blend stock and fixed-income characteristics. With active management, they can provide an attractive way to pursue stock market upside with potentially less exposure to the downside. Additionally, convertible securities have historically outperformed traditional bonds when interest rates rise, which makes them an especially attractive choice in the current environment.

In saw-toothed and rotational markets, investors may wish to enhance their overall equity asset allocation with liquid alternative funds, which can employ a breadth of strategies to capitalize on evolving market conditions. For example, Calamos Phineus Long/Short Fund follows a flexible approach to seek strong risk-adjusted and absolute returns across the global equity universe. Meanwhile, Calamos Hedged Equity Fund employs sophisticated strategies to seek upside equity participation while limiting exposure to downside equity risk. You can learn more about each fund in this report.

As we've discussed in previous letters, fixed-income funds form an important strategic cornerstone for many investors. However, because rising interest rates tend to create headwinds for traditional fixed-income securities, many investors may find it prudent to make enhancements to their fixed-income allocations. Nontraditional strategies such as Calamos Market Neutral Income Fund (a fixed-income liquid alternative fund) or Calamos High Income Opportunities Fund (a high-yield bond fund) may provide compelling additions with potentially less interest rate risk than traditional bond investments.

www.calamos.com

Letter to Shareholders

Conclusion

On behalf of all of us at Calamos Investments, thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals. I invite you to visit our website, www.calamos.com, for ongoing updates about the markets and thought leadership from our teams. We also provide information about asset allocation strategies for investors seeking income, capital appreciation, or both.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman, and Global Chief Investment Officer

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*  Returns for the 12 months ended October 31, 2021: The S&P 500 Index, a measure of the US stock market, returned 42.91%. The MSCI All Country World Index, a measure of global stock market performance, returned 37.86%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 17.33%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned 32.95%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned 22.18%. The Bloomberg US High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 10.53%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -0.48%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Launched more than 30 years ago, Calamos Market Neutral Income Fund represents one of the first liquid alternative mutual funds and blends two main strategies—convertible arbitrage and hedged equity—with the aim of monetizing volatility. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially in relation to fixed-income securities.

Recently, bouts of historically elevated equity volatility underscore the value of diversification.

Calamos Market Neutral Income Fund is designed to do the following:

■  Potentially enhance an investor's fixed-income allocation.

■  Actively pursue equity market upside while hedging downside risk.

The end goal is consistent absolute total return over varying market cycles.

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Market Neutral Income Fund returned 6.92% (Class I Shares at net asset value), strongly outperforming a -0.48% loss for the Bloomberg US Government/Credit Index and 0.05% increase for the Bloomberg Short Treasury 1-3 Month Index.

What factors influenced performance during the annual period?

The equity market posted strong results in response to Covid vaccination rollouts, positive economic data, fiscal stimulus and accommodative monetary policies. Despite the very strong equity market returns, the annual period saw pockets of elevated volatility during several events including the US presidential election, the Georgia Senate run-off elections, the storming of the US Capitol, the Covid vaccine rollout, commodity shortages, and supply-chain disruptions. These volatility pockets were conducive to the Fund's result despite declining volatility observed in the Cboe Volatility Index (VIX) (from 38.02 at the beginning of the period to 16.26 at the end).

The hedged equity strategy within the Fund benefited from strong S&P 500 Index performance given that the strategy's equity basket was able to participate in a portion of the market's upside, though constrained by the strike price of the portfolio's use of written calls. The pockets of volatility seen in the market also provided attractive option rebalancing opportunities, and the strategy benefited from a higher level of implied volatility in the options market. Moreover, the use of S&P 500 Index options in the strategy provided premium capture in addition to the dividends received from the equity basket.

The convertible arbitrage portion benefited from the pockets of volatility, which provided opportunities to profit from convertible hedge rebalancing. Additionally, an impressive $83.9 billion of new US convertibles were issued according to Bank of America. These new convertibles were attractive for convertible arbitrage as they were brought to the balanced portion of the market which, when combined with elevated

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: convertible arbitrage seeks alpha and uncorrelated returns, while hedged equity provides income from options writing and upside participation.

KEY FEATURES

■  Generates returns not dependent on interest rates, a key differentiator from traditional bond strategies.

■  Employs an absolute-return strategy with historically lower beta to fixed-income and equity markets as well as lower volatility and limited drawdowns.

■  As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The Fund may provide potential diversification, particularly in a low interest-rate environment.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX
R6 Shares	CVSOX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849
I Shares	128119880
R6 Shares	128120342

www.calamos.com

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS

Information Technology	30.3%
Consumer Discretionary	13.6
Communication Services	11.3
Health Care	10.7
Financials	7.2
Special Purpose Acquisition Companies	5.6
Industrials	5.5
Other	4.0
Consumer Staples	3.3
Utilities	2.4
Energy	2.2
Real Estate	1.9
Materials	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

A note concerning Morningstar Ratings for Calamos Market Neutral Income Fund Morningstar recently sought to refine its categorization of alternative funds, splitting large heterogeneous categories into smaller, more-focused peer sets. Calamos applauds Morningstar's continuous commitment to improving investor understanding of mutual fund offerings. As of April 30, 2021, Morningstar assigned the Fund to a new category, Relative Value Arbitrage, a group of only eight funds. With such a small set of data points, Morningstar has determined that funds in this category will not be assigned a star rating. The Fund's move to the Relative Value Arbitrage category has no bearing on the management of the fund itself, nor was it made in response to a change in the management of the Fund.

volatility, increased opportunities for trade rebalancing (gamma capture). Much of the new issuance was also offered at a discount to the convertibles' theoretical valuations, providing an opportunity for pricing arbitrage.

A convertible bond may be thought of as the combination of a bond plus a call option. Although the rising-interest-rate environment was an impediment to the convertible's bond component, narrowing credit spreads more than offset the impact from rising rates. The 3-year US Treasury yield increased from 0.19% to 0.75%, the 5-year yield rose from 0.38% to 1.18%, and the 10-year yield jumped from 0.88% to 1.55%. According to Bloomberg, high-yield credit spreads narrowed by 209 basis points to 332 basis points over US Treasuries. Near-zero overnight interest rates were a headwind to the carry on the cash received from short positions (our custodian rebates us the fed funds rate less our roughly 35 basis points of borrowing costs).

The Fund also held small allocations in special purpose acquisition company (SPAC) arbitrage and merger arbitrage, which contributed positively to the annual period result.

In summary, the Fund benefited from the strong equity market performance, as the equity basket used in the hedged equity portion of the portfolio rose. Volatility provided attractive rebalancing opportunities for both the hedged equity and convertible arbitrage strategies. Robust convertible issuance and narrowing credit spreads provided attractive opportunities in convertible arbitrage. The above factors combined to create a favorable environment that allowed the Calamos Market Neutral Income Fund to post a consistent, positive return while similar risk investments (like bonds) were challenged during a period of rising and volatile interest rates.

How is the Fund positioned?

At the end of the annual period, the Fund had 43.0% in convertible arbitrage and 50.2% in hedged equity strategies. The allocation to convertible arbitrage was trimmed from 57.7% at the beginning of the annual period as we pared convertibles whose valuations had richened. We rebalanced these proceeds into the hedged equity strategy as volatility declined. Finally, the Fund had opportunistic positions in SPAC arbitrage (5.6%) and merger arbitrage (1.2%).

At the beginning of the annual period, the allocation to convertible arbitrage was near its 60% peak, which reflected soaring convertible issuance. Although issuance slowed late in the period, we continued to find many opportunities. We remain active in the new-issue and secondary markets, and we have replaced existing in-the-money convertibles with new convertible issues when possible. The weighted-average delta of the convertible arbitrage strategy is near the median of its historic range, although it is a bit lower than earlier in the period. We have been reducing our exposure to deep-in-the-money paper and have taken advantage of issuers' willingness to pay full prices to encourage the conversion of their bonds.

Calamos Market Neutral Income Fund's hedged equity strategy is currently positioned with a higher-than-typical hedge ratio. The higher the hedge ratio, the less exposure the Fund has to equity-market downside. Steadily declining realized and implied volatility and a strong bid in the markets for out-of-the-money puts have sustained cheapness in put spreads. Consequently, we have been adding more put spreads to the Fund's hedged equity book in addition to the outright long-put allocation we always maintain in the Fund.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

Along with our primary strategies, the Fund also has the flexibility to invest opportunistically in SPACs, which are shell companies that raise money to acquire companies seeking to go public. The closing of the acquisition is called a de-SPAC process, at which point the SPAC is usually a small-cap equity. SPACs resemble convertible securities in many ways. The typical structure of a SPAC is a $10.00 unit issue that includes a five-year warrant struck at $11.50. We have seen the SPAC market grow briskly, which offers us another way to add value for Fund shareholders. There are many ways to invest in SPACs, and our use of SPACs is designed to support the Fund's historically lower-risk profile and steady returns. Drawing on our long-standing experience in convertible arbitrage, we are employing a SPAC arbitrage strategy at the margin of the portfolio, seeking positive returns with low risk. We are not investing in the volatile SPACs that often make headlines. In the same vein as how we seek to isolate cheap options in the Fund's convertible arbitrage strategy, we are using the SPAC structure to isolate cheap options with a risk profile that is similar to—and potentially even less risk than—our convertible arbitrage strategy. We're generally buying SPACs at $10.00 or less and trading out of them at $10.50 to $11.00, without adding a lot of equity sensitivity to the book.

What are your closing thoughts for Fund shareholders?

We believe that the Calamos Market Neutral Income Fund is well positioned for the current market environment. Fiscal and monetary policy uncertainties, including the potential for tax increases, more regulation, congressional spending, and the timing and magnitude of Federal Reserve tapering are likely to add market volatility. Moreover, the pandemic, potential for inflation, and political divides are likely to fuel volatility and market rotation.

As rising interest rates put pressure on traditional bond strategies, we believe Calamos Market Neutral Income Fund can provide especially compelling benefits as a fixed-income alternative. The Fund employs two complementary strategies—convertible arbitrage and hedged equity—to pursue absolute returns and income that is not dependent on interest rates.

www.calamos.com

Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/10/00) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	6.67%	4.55%	4.14%
With Sales Charge	4.24	3.54	3.64
Class C Shares – Inception 2/16/00
Without Sales Charge	5.88	3.78	3.37
With Sales Charge	4.88	3.78	3.37
Class I Shares – Inception 5/10/00	6.92	4.82	4.40
Class R6 Shares – Inception 6/23/20^	6.99		6.62

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.23%, Class C shares is 1.98%, Class I shares is 0.98% and Class R6 shares is 0.90%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad US bond market. The Bloomberg Short Treasury 1-3 Month Index is generally considered representative of the performance of short-term money market investments and is provided to show how the Fund's performance compares to public obligations of the US Treasury with maturities of 1-3 months.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Morningstar Market Neutral Category represents funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Hedged Equity Fund

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

■  Our investment approach is highly responsive to dynamic market conditions, unlike many less-active option-based strategies.

■  The investment team seeks to take advantage of opportunities the market presents, with a focus on being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund's options-based risk-management strategy can provide upside participation in equity markets while limiting downside exposure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680
I Shares	128120672

CALAMOS HEDGED EQUITY FUND

INVESTMENT TEAM DISCUSSION

Fund's Strategic approach and Role in Portfolio

Calamos Hedged Equity Fund's strategy blends a core long-equity portfolio with an actively managed options overlay. Tactical management creates opportunities to add alpha from option-market dynamics and equity-market volatility. The Fund seeks to take advantage of opportunities the market presents, focusing on being favorably positioned for as many outcomes as possible.

The Fund, which can serve as a core equity substitute, seeks to provide better upside/downside asymmetry than long-only equities and avoids using traditional investment products to dampen volatility on the equity sleeve. During the annual period, the Fund's investment approach was highly responsive to dynamic market conditions, a key differentiator compared to peers that utilized less actively managed option-based strategies.

How has the Fund performed?

True to its risk-managed design, Calamos Hedged Equity Fund participated in the equity market's upside with significantly less risk versus long-only equities—thanks to our hedging strategy. For the annual period, the Fund maintained an approximate beta of 0.51, which is in line with the historical beta of 0.49 since the Fund's inception versus the S&P 500 Index as of October 31, 2021.

For the 12 months ended on October 31, 2021 ("annual period"), Calamos Hedged Equity Fund gained 19.60% (Class I shares at net asset value) versus the S&P 500 Index increase of 42.91% and the Bloomberg US Aggregate Bond Index return of -0.48%. Since its inception on December 31, 2014, the Fund gained 7.34% on an annualized basis (Class I shares at net asset value) versus 14.70% for the S&P 500 Index and 3.07% for the Bloomberg US Aggregate Bond Index.

What factors influenced performance during the annual period?

Concerns about inflation, how the Fed might react, and the Covid delta variant are all variables that put market participants a bit on edge during the period. But the strength of the equity market, since its bounce off the March 2020 low, and the unprecedented market liquidity has market volatility measured by the Cboe Volatility Index (VIX) trading in the tame mid-teens, which allows the bulls to sleep better at night. If you look back over the last 41 years, the market typically has at least one intra-year drop of roughly 14%. In 2021 so far, the most profound decline has been less than 5%. All of the above factors add up to a more passive environment for the investment team. With market action over most of the period in market-up/volatility-down mode, it's theoretically more comfortable to add hedge and navigate.

Simply put, option prices cheapen when the market rises, and actual volatility is normalized or low. Adding a hedge is a lot easier in this type of volatility market. As long as earnings are robust, consumer demand continues to pick up, and central-bank policy remains easy, we have ample catalysts for hedging. These are all positives for continued equity growth. But there is a caveat; the forward volatility futures curve is elevated with July 2022 VIX Futures pricing a 24 VIX well above its historical mean of

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund

18.50, which tells us that options markets are currently pricing in or implying potentially violent moves well into 2022.

Along with concerns about inflation, how the Fed may react, and additional Covid negative surprises, the team is looking to layer in downside protection opportunistically and cost effectively. If actual volatility does catch up with implied volatility, we still want to be in the market, and a disciplined hedge on top of equity exposure can help us get the sleep we need. The higher volatility and skew* makes put and call spreads more appealing as we look to capture 45% to 55% upside and limit downside to 30% to 40%, ultimately driving better risk-adjusted returns to the Fund.

How is the Fund positioned?

The current landscape in the options market allows us to structure our hedge, emphasizing better performance on the tails. This positioning provides additional risk mitigation over and above our average 40% to 50% put notional minimum while also adding upside participation potential. The trade-off is a reduction in net income we receive from selling calls above our put cost. Given the Fund's defensive mandate in addition to the low volatility and high skew in the options market, we feel this trade-off is warranted and opportunistic. With the potential resurgence of market volatility, options pricing now allows us to sell call options at approximately 3% to 5% out of the money (OTM), representing more attractive price levels than the protective puts being purchased at about 5% OTM. This aligns with our traditional "North Star" trade mechanics of selling OTM calls versus buying OTM puts. We continue to use rallies to replace some of our put hedge with long put spreads, which appeared attractive during this move.

At the end of the annual period, the Fund's net put protection was 40%, with an average strike of 3817 on the S&P 500 Index (15% OTM). Our call positioning included a call write of 40%, gross short calls of -74% and gross long calls of 34%. Gross long calls were lower than in the past. At the end of the annual period and relative to the S&P 500 Index, our sector positioning was slightly overweight to the consumer discretionary and information technology sectors. The portfolio had slight underweight positioning to the materials, financials, consumer staples, real estate, and materials sectors. In terms of the Fund's market-capitalization positioning relative to the S&P 500 Index, the Fund maintained a heavier relative weight to larger-capitalization (>$25 billion) holdings and lighter weight to small and mid-capitalization ($1 to $25 billion) holdings.

What closing thoughts do you have for Fund shareholders?

As the equity markets challenge all-time highs, we have to be conscious of the fact that markets don't go straight up without a healthy decline now and then. Sometimes these downturns can enter correction territory (declines >10%), as we saw in Q1 of 2020, and sometimes they are less scary pullbacks (declines <10%). From the end of the Covid correction on March 23, 2020, to the date of this writing on October 31, 2021, the S&P 500 Index gained about 110%. During that time, the most significant decline has been less than 5%, within the expected intraday range of roughly 1.5%.

SECTOR WEIGHTINGS

Information Technology	28.2%
Consumer Discretionary	13.1
Health Care	13.0
Financials	11.4
Communication Services	10.8
Industrials	8.0
Consumer Staples	5.6
Other	2.9
Energy	2.9
Materials	2.4
Real Estate	2.4
Utilities	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

*  Skew describes asymmetry from the normal distribution in a set of statistical data. Option skew is the difference in implied volatility between out-of-the-money options, at-the-money options, and in-the-money options. Volatility skew, which is affected by sentiment and the supply-and-demand relationship, provides information that helps fund managers determine whether to write calls or puts. The Cboe SKEW Index ("SKEW") is an index derived from the price of S&P 500 tail risk. Similar to the VIX, the price of S&P 500 tail risk is calculated from the prices of S&P 500 out-of-the-money options.

www.calamos.com

Calamos Hedged Equity Fund

With the latest earnings season winding down and vaccine efficacy rates at about 90%, we expect normalized volatility but acknowledge that equity markets could pick up volatility 20% to 30% higher well into 2022. This forecast makes us enthusiastic about our current positioning in the Hedged Equity Fund. Should equity markets advance, the Fund is poised to participate in its upside while also providing an enhanced income stream from well-positioned call spreads and our tracking portfolio's equity dividends. Conversely, should the markets retreat, the dividend income stream and the put protection used in the Fund will provide potential downside risk mitigation.

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	19.20%	9.00%	7.04%
With Sales Charge	13.51	7.95	6.28
Class C Shares – Inception 12/31/2014
Without Sales Charge	18.43	8.26	6.29
With Sales Charge	17.43	8.26	6.29
Class I Shares – Inception 12/31/2014	19.60	9.32	7.34

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.22%, Class C shares is 1.97% and Class I shares is 0.97%.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Cboe SKEW Index essentially tracks the willingness of investors to pay up for downside protection on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include the following:

■  A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

■  An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

■  Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Phineus Long/Short Fund returned 38.69% (Class I shares at net asset value). The S&P 500 Index returned 42.91%, and the MSCI World Index gained 41.05% over the same period.

Since its inception on May 1, 2002, the Fund has returned 10.77% on an annualized basis (Class I shares at net asset value) and, thus, markedly outperformed both the S&P 500 and MSCI World Indexes, which returned 9.91% and 8.92%, respectively, over the same period. As of October 31, 2021, the long/short portion of the portfolio had a delta-adjusted* net-long position of approximately 55%.

What factors influenced performance over the annual period under review?

The most significant influence on Fund performance over the past 12 months occurred in November 2020, when breakthroughs in vaccine development encouraged hopes that the pandemic could be brought to a resolution in 2021. Style performance in the following months witnessed a historic rotation into value, cyclical and small-cap stocks. This rotation continued into May commensurate with a pickup in bond yields and upward earnings revisions for the cyclical cohort. The Fund enjoyed sharp outperformance during this period, reflecting our positioning in cyclical businesses with strong operating leverage; in many cases, these stocks had been compressed by the pandemic impact and, thus, benefited as vaccines drove a rapid reopening.

From May to August, investor nervousness brought on by the delta variant translated into a defensive mood that has benefited the health care and technology sectors, largely at the expense of the more cyclical and higher-beta plays. This comeback by one of the most characteristic trends of the post-2008 era was signaled by the decline of US Treasury yields. However, we believe this leadership should not be extrapolated,

OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe. The Fund uses a global long/ short strategy to invest in publicly listed equity securities.

KEY FEATURES

■  Fundamental global approach blends top-down and bottom-up considerations.

■  Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment.

■  Comprehensive approach assesses stock, industry, style, country and market factors.

■  Knowledge-based industry concentration includes technology, communications, media, financials and health care.

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or US equity allocation.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649
I Shares	128120631

*  Delta-adjusted basis measures the price sensitivity of an option or portfolio to changes in the price of an underlying security. Delta-adjusted basis exposure is calculated by Calamos Advisors LLC and is specific only to a point in time since a security's delta changes continuously with market activity.

www.calamos.com

Calamos Phineus Long/Short Fund

SECTOR WEIGHTINGS

Industrials	38.2%
Financials	19.5
Information Technology	12.2
Communication Services	8.8
Consumer Discretionary	7.7
Energy	4.7
Consumer Staples	3.2
Health Care	2.4
Materials	2.2
Other	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

and the Fund remains biased in favor of names perceived as the more cyclical and recovery positions.

The calendar quarter ended September 30, 2021, was dominated by conflicting narratives at the macro level. Peaking leading indicators of activity and declining US Treasury yields implied a moderating economic cycle and prompted a defensive mood. On the other hand, industrial production accelerated and should remain robust well into 2022. These crosscurrents reflect the unusual features of this cycle versus past precedents.

The summer rotation in favor of defensive and quality styles as well as the decline in US bond yields highlight investors' conviction that the stagnation of the past decade will persist. In contrast, we believe it is far too early to be positioning portfolios for "late cycle." And the Fund's positioning is anticorrelated to this consensus, partly because markets are already priced as if this outcome is certain and partly because the post-2008 era is unlikely to be a prologue for what comes next.

What helped and hurt performance over the annual period?

The Fund's largest contributors were long investments in the industrials and financials sectors, whereas short exposure in consumer discretionary and hedges on the SPDR S&P 500 ETF Trust hindered performance. Notable contributors during the period included long positions in an energy sector ETF 0.40% full-year average, Google 4.5%* (communication services), and Morgan Stanley 3.6%* (financials). Detractors included short positions in an S&P 500 ETF Trust -32.2%* (market hedge) as well as short positions in Tesla -2.04%, covered in June 2021 (consumer discretionary), and Costco -2.1%* (consumer staples).

How is the Fund positioned in the context of the global economic cycle?

Our broadest cyclical exposure is industrials and transports, and then financials; we avoid the more expensive consumer cyclicals (retailing) and longer-duration consumer equities (food and luxury). This bias toward the industrial portion of the economy reflects our view that industrial production has lagged, while real consumer incomes could be eroded by higher prices. Most consumption categories are above pre-Covid levels, yet this is less true of the production side of the economy, especially outside the US.

We view financials as the ideal hedge for a more reflationary outcome than many expect. Banks in particular are highly correlated with rising-inflation expectations. We also believe that the non-macro headwinds of the past decade—litigation, taxation and regulation—are largely behind the industry. The Fund has reduced exposure to those businesses more exposed to capital markets where upside is more limited from this point. However, the Fund is biased toward retail banks because they benefit from rising house prices and face less disintermediation risk. Abroad, UK banks are preferred over their continental peers, as the Bank of England is likely to raise rates more aggressively than the market expects.

We have traded the energy sector long through 2021; although we reduced our position in June, we repurchased at the lows in mid-August. Our exposure is isolated to the key beneficiaries of the structural underinvestment due to climate politics. We

*  10/31/21 % of NAV

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

view the sector as a hedge against a more stagnant setting (more inflation, less growth) relative to what we expect. Oil demand estimates for 2022 are too low and the supply side is hampered by capital discipline and regulatory risk. Oil prices should be fundamentally supported, but the conundrum of robust spot prices combined with lower five-year forward prices gives us pause. We are intrigued by the robust free cash flow yields on both spot and forward oil price assumptions.

Although the broad themes across the portfolio have not changed, we were active at the stock level, favoring businesses that can navigate the ongoing recovery from the pandemic and, thus, produce material earnings leverage. If our assumption of sustained economic expansion is correct, the Fund's bias toward industrials and financials will prove rewarding.

Looking at the risks, it is hard not to focus on China. Evergrande is not a "Lehman moment" due to liquidity injections and the suppression of market-based pricing, while the government ownership of banks removes counterparty risk. Yet the Chinese economy is entering a long period of stagnation more akin to Japan in the 1990s than the US post-Lehman. With property accounting for about 25% of the economy, an extended slowdown seems inevitable.

China's woes underline the risk of viewing emerging markets (EM) as a single asset class. Of course, many investors do, and capital flows will inevitably come out of China and be reallocated to what are perceived as quality plays elsewhere in EM.

The Fund is underweight in non-US economies and non-US revenues and, thus, more levered to US domestic demand. This will inevitably shift when the US enters a sustained slowdown, perhaps later in 2022. For now, we struggle to allocate the long book outside the US as long as the opportunity set "closer to home" is robust.

What is your macro perspective heading into 2022?

The Fed's steps toward tapering have led many to assume the boom phase of the recovery has been foreshortened. Deceleration is built into any V-shaped recovery. We are entering the critical stage when the crutches of policy support drop away, and the private sector must pick up the baton and drive the expansion. The good news is that the US economy largely decoupled from the virus in late 2020, partly due to stimulus but also due to adaptability, and that learning curve has not been undone by the delta variant.

Corporate surveys highlight that the rate of order growth in production across much of the developed world remains strong. The primary source of economic moderation in the third quarter of 2021 has been the auto sector, which is the epicenter of supply bottlenecks. Demand outside autos has been robust and coincident with vibrant activity in the rest of the economy. These supply issues will begin to ease as much of the world reopens for business.

Most measures of production globally will accelerate as supply-chain disruptions ebb, though the supply chain may not completely normalize until the second half of 2022. New orders versus inventories are no longer extreme and delivery times are no longer lengthening, even for autos. Equities that benefit the most from supply shortages, such as haulage, shipping and auto-related semis are no longer outperforming.

The consensus is too bearish on the economic outlook for both the fourth quarter of 2021 and 2022. Fears of a fiscal cliff are overblown, partly because consumers have saved the vast bulk of their fiscal transfers. Excess savings from the pandemic will

www.calamos.com

Calamos Phineus Long/Short Fund

inevitably be converted into consumption, supported by the enormous gains in wealth of the past year, growing job security and fear of rising prices.

The post-2008 decade suffered from a chronic shortage of demand. Consumers were forced to deliver in the wake of the housing collapse, while the corporate sector had little incentive to invest. Circumstances today are starkly reversed. With a record number of job openings and firms struggling to fill them, the consumer is in a good position to replace fading stimulus with employment and higher wages.

Covid has been a decisive protagonist for risk assets, yet it can be viewed as incidental to the secular changes that have been building up for years. One major shift is the retreat of globalization, which is forcing risk assets into distinct regional regimes of governance and profitability. Unconventional policy prescriptions and the inevitable fruits of the long stagnation that pervaded the post-2008 decade are equally obscuring the horizon.

This is creating an unfamiliar but positive demand setting that coincides with a less-elastic supply of labor and intermediate goods. While the coronavirus is largely responsible for the constraints upon supply, the broader reassessment of global production chains in a world fracturing into regional economic zones is unlikely to be transitory.

We see the US 10-year Treasury yield rising to 1.8% by year end, though bond yields have not risen to the level implied by global Purchasing Managers' Indices due to the enormous interventions by the Federal Reserve. Since May, the Fed has purchased about 70% of Treasury issuance, but this will diminish as the Fed tapers. Pricing pressures will be persistent because they are increasingly driven by excess demand. All of this explains our reluctance to be overexposed to the equity derivatives of long duration.

Forecasting the degree and speed of the rise in rates is challenging. On the one hand, US rates reflect the global balance of inflation versus deflation risks more than any other sovereign debt market. As we write this note, the currency-hedged yield pickup in US Treasuries for German and Japanese investors is large, helping to limit the rise in US nominal yields and, in turn, suppressing real yields.

On the other hand, there are numerous reasons to believe that today's inflationary pressures are not as transitory as some imagine. The reversal of globalization is forcing companies to restore and assume greater control over supply chains. Other factors include a structural bull market in oil, higher housing costs, less labor supply due to deteriorating demographics, a rise in minimum wages, and the higher costs of the "environmental" component of ESG.*

Risk assets are well supported if credit conditions remain easy and the Fed stays pro-growth, but short-rate expectations appear too sanguine. For the moment, monetary conditions are abnormally loose, and by some measures looser than any point since the Global Financial Crisis. The real fed funds rate is still near 50-year lows, yet the US output gap will approach decade highs by 2023. This "best of all possible worlds" is unlikely to last beyond 2022.

For the past year, the news on corporate profitability has been stunningly positive. Although market action into September 2021 could be interpreted as a deterioration

*  ESG stands for Environmental, Social and Governance or the three pillars of sustainability. In a business context, sustainability refers to how well a company's business model contributes to enduring development.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

in the outlook, the key dynamic for equities will be a sustained rise in corporate earnings into 2023. As investors search for reasons to be cautious, we believe concern over earnings is premature as long as the momentum in nominal GDP is above trend, probably into mid-2022. Rising costs, either for intermediate inputs or labor, are an indication of persistent demand and should be manageable as long as revenue momentum is sufficient to allow margins to expand. The time to worry is when corporate managements enter an aggressive capital-investment cycle, but we are not there yet.

Our investment conclusion rests upon the observation that corporate and economic momentum will continue to be robust well into 2022. Although the monetary and positioning backdrop can pose difficulties at any stage of the cycle, today's historic setting argues for leaning into risk assets for as long as the fundamental momentum is apparent.

What are your closing thoughts for Fund shareholders?

Today's crosscurrents are preventing investors from looking beyond the pandemic. Many investors are concerned that the recovery is fully baked and are convinced that inflation, the pandemic, fiscal cliff, fed tapering and other factors will short circuit the recovery, returning the world to the essential characteristics of the post-2008 era.

The striking features of the market at the end of the third quarter in 2021—the decline in bond yields and rotation to defensive quality—were propelled by the conviction that the end of the economic recovery was in sight. To us, this underscores the depth of today's deflation psychology. It highlights the extent to which investors have become prisoners to the direction of bond prices.

While "stagflation" has become a popular term for the bears, it is possible that financial markets are signaling moderately higher inflation but also significantly higher economic growth. The latter is more analogous to the US experience of the 1950s than the stagflation of the 1970s. While the outcome will not be known for years, we see markets gravitating to the more sanguine of the two paths as the inflation data into 2022 proves tamer than feared.

The wave dynamics of Covid imply improvement for at least three to four months, but possibly beyond that as well. We believe the summer delta wave was the last significant one of the pandemic and might mark its conclusion. This would echo the pattern of the 1918/1919 flu and others that were characterized by four waves and lasted no more than two years. New treatments and infection penetration levels also support this view.

This final stretch of the pandemic and the uncertainly over inflation imply that long duration should be carefully managed within portfolios. We do not know how rapidly the supply constraints will ease as the world gradually overcomes the pandemic, but the secular and cyclical circumstances of today are unprecedented. Although the response by central banks will be slow and reluctant, the tide is just beginning to turn for interest rates in the developed world.

Fundamental momentum will remain above trend into 2022, and the positive productivity shock of the pandemic will linger for profits and economic growth. This will eventually wane under the weight of rising indebtedness, taxation and regulation. At some point, risk assets will fully discount recovery and instead start considering the challenge posed by the collapse of policy discipline.

www.calamos.com

Calamos Phineus Long/Short Fund

In the prosaic language of our industry, the pandemic has been the great wall of worry for risk assets to climb. As long as it dominates, the bull market is not under threat. As we progress through 2022, the mood of central banks will begin to shift more decisively. At some point, the economic context will be defined by negative growth surprises and positive inflation surprises.

But we are not there yet. The bullish dynamic that underpins US dollar-based risk assets is "unfinished business."

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the "Predecessor Fund"). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund ("Phineus"), and Calamos Advisors served as the Predecessor Fund's investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund's assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	38.19%	8.78%	7.70%
With Sales Charge	31.60	7.72	7.18
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	37.31	7.97	6.92
With Sales Charge	36.31	7.97	6.92
Class I Shares (With Predecessor) – Inception 5/1/2002	38.69	9.04	7.99

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 2.94%, Class C shares is 3.67% and Class I shares is 2.67%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The MSCI World Index (US Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Convertible Fund

OVERVIEW

The Fund invests primarily in convertible securities of US companies that are diversified across market sectors and credit quality.

KEY FEATURES

◼  Leverages more than four decades of research and experience in convertible security investing.

◼  Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a potential way to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823
I Shares	128119864

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Convertible Fund had a positive return of 27.40% (Class I shares at net asset value) versus the ICE BofA All US Convertibles Index (VXA0) increase of 32.95%. For the same period, the S&P 500 Index gained 42.91%.

Since its Class I shares inception on June 25, 1997, the Fund returned 9.25% on an annualized basis compared with an annualized gain of 9.31% for the ICE BofA All US Convertibles Index and an 9.03% annualized return for the S&P 500 Index.

What factors influenced performance during the annual period?

The equity and convertible markets posted very strong results during the period, responding well to the Covid vaccination rollout, positive economic data, fiscal stimulus and accommodative monetary policies. The Fund's performance was driven in part by its exposure to technology issuers whose products facilitate working, playing, learning and shopping from home as well as those companies offering the support services—such as cloud computing, internet security and e-payments—to make it all happen. These businesses saw demand for and adoption of their products and services accelerate at breakneck speed as people the world over were forced to communicate remotely. In addition, the Fund benefited by including cyclical companies, such as cruise lines, restaurants, airlines, retailers and live-event providers, well poised to participate in the economic recovery as Covid numbers continued to drop, and expectations for "getting back to normal" at last seemed palpable near the end of the period.

Along with strong performance, the convertible and equity markets worked through periods of higher volatility. The annual period included the presidential election, a run-off election in Georgia impacting Congressional leadership, volatile interest rates, the storming of the US Capitol, the vaccine rollout, the Covid delta variant, commodity shortages, supply-chain disruptions, and rising inflation. As these events created pockets of elevated volatility, our preference has been to focus on convertibles with balanced risk/reward attributes and to be underweight the most equity-sensitive convertibles, which generally lack favorable downside mitigation. This underweight to equity-sensitive convertibles held back the relative return as these issues performed similarly to the overall equity market. (Equity-sensitive convertibles were up 53.5% during the annual period as measured by the ICE BofA Equity Alternative US Convertible Index.) Convertibles with more balanced risk/reward profiles were up 27.0% (as measured by the ICE BofA Total Return US Convertible Index), while those convertibles displaying more credit sensitivity were up 16.0% (per the ICE BAML Yield Alternative US Convertible index).

From an economic sector attribution perspective, the Fund benefited most from its average underweight position and selection in the financials sector. An average underweight and selection within the health care sector as well as an underweight allocation to the utilities sector also supported the period result. In financials, the Fund benefited from strong selection in the diversified banks, consumer finance and asset management & custody banks industries. In health care, strong performance was noted

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

in life science tools & services as well as health care technology. In general, names that exhibited better risk/reward profiles underperformed the most equity-sensitive convertibles whose downside mitigation is deficient, specifically within information technology (application software, data processing & outsourced services and intranet services & infrastructure) and industrials (trucking, airlines, and industrial machinery).

How is the Fund positioned?

Our focus in positioning the Calamos Convertible Fund's portfolio is to optimize the portfolio's risk/reward tradeoff by providing more exposure to upside in the equity markets than potential downside. We seek companies that are growing their intrinsic value and whose fundamentals are strengthening. The portfolio is positioned with slightly lower equity sensitivity than the benchmark index but has a more favorable risk/reward profile. The portfolio's largest exposures include growth-focused sectors, such as information technology and consumer discretionary, where we are finding secular opportunities in cloud computing, internet security, e-payments, e-commerce and many others supporting "at-home" trends that accelerated during the pandemic. We believe there are also strong cyclical opportunities that can perform well as consumers drive the next leg of economic expansion. These span multiple industries, including airlines, cruise lines, retail, entertainment and semiconductors. The portfolio's largest relative underweight exposures are to more defensive areas, such as the financial sector where we believe convertible structures are less attractive.

New convertible issuance was robust during the annual period, as $153.3 billion came to market globally with $83.9 billion introduced in the US. For some perspective, both of these amounts were larger than the full calendar year periods dating back to 2008. The new issuance expanded the convertible universe and provided an opportunity for us to rebalance the portfolio into convertibles displaying more attractive risk/reward profiles. The improved risk/reward should enable the Fund to participate in a diverse pool of equity upside with less susceptibility to downside corrections and volatile periods. In actively managing the portfolio, we have taken advantage of these periods by repositioning the portfolio into structurally stronger risk/reward convertibles. For example, we sold convertibles that have moved up and exhibit pure equity-like characteristics (with limited downside mitigation) or we have sold those that have moved down and exhibit pure credit-like characteristics (with limited upside potential). We believe this continual portfolio restructuring creates the best opportunity for achieving solid risk-adjusted returns over the long-term.

What closing thoughts do you have for Fund shareholders?

We maintain a positive outlook on the convertible securities market based on the broad economic recovery combined with a fundamentally attractive issuer base. The $153.3 billion in convertibles brought to market globally during the annual period were issued by companies seeking capital to take advantage of opportunities for growth, expansion, mergers, and increased research and development. We are excited by this broadening of the convertible market, which included a healthy mix of innovative companies—including established convertible market issuers and those issuing convertibles for the first time.

We expect that the economy's underlying strength will lead the Federal Reserve to taper its unprecedented levels of stimulus in the coming months. Although this has the potential to add short-term volatility to the markets, we anticipate any changes

SECTOR WEIGHTINGS

Information Technology	30.8%
Consumer Discretionary	23.0
Health Care	15.8
Communication Services	9.9
Industrials	6.7
Utilities	2.8
Financials	2.5
Real Estate	1.4
Materials	1.1
Energy	0.8
Consumer Staples	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Convertible Fund

will be well communicated in advance, and overall policy will remain accommodative on a historical basis. We believe policy decisions will continue to be made with the goal of avoiding restrictive outcomes that could cut off economic expansion prematurely.

Our view is that the economy is expanding, but not overheating, and will ultimately transition from early expansion to a mid-cycle growth phase. This likely means heightened volatility for the foreseeable future as market participants scrutinize each data point through the transition. However, an environment of real growth with moderate inflation could be a very attractive backdrop for risk assets, including convertibles.

In closing, we believe the fundamentals of the convertible market remain strong. Continued volatility and rotations within the financial markets may occur but are not uncommon as the economy transitions toward the next phase of expansion. We believe the strategic case for investing in convertibles to help navigate this volatility without sacrificing upside participation remains intact.

ANNUALIZED RETURN: SINCE INCEPTION (6/25/97) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	27.09%	17.33%	10.93%
With Sales Charge	24.25	16.20	10.40
Class C Shares – Inception 7/5/96
Without Sales Charge	26.16	16.46	10.11
With Sales Charge	25.16	16.46	10.11
Class I Shares – Inception 6/25/97	27.40	17.64	11.22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.14%, Class C shares is 1.89% and Class I shares is 0.89%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the US CV Index (VYLD), Total Return Alternatives represented by the US CV Index (VTOT), or Equity Alternatives represented by the US CV Index (VEQU).

The ICE BofA Total Return US Convertibles Index is a subset of ICE BofA All US Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8 (VTOT).

The ICE BofA Yield Alternative US Convertibles Index (VYLD) is a subset of ICE BofA All US Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofA Equity Alternative US Convertibles Index (VEQU) is a subset of ICE BofA All US Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Global Convertible Fund

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Provides broadly diversified exposure to the global convertible bond universe.

◼  Leverages more than 40 years of research in convertible security investing.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Blends global investment themes and fundamental research via active management.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk in conjunction with an equity allocation. The Fund can also serve a role within a fixed-income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730
I Shares	128120722

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Global Convertible Fund returned 19.09% (Class I shares at net asset value) versus the Refinitiv Global Convertible Bond Index return of 22.18%. We believe balanced convertibles offer the most attractive investment opportunity, given their combination of upside potential and downside resilience. This approach led us to underweight the most equity-sensitive and credit-sensitive convertibles in favor of those with balanced risk/reward attributes. Although equity-sensitive convertibles outperformed balanced convertibles during the period, we believe the Fund's longer-term performance affirms the wisdom of this strategy. Since its inception on December 31, 2014, the Fund increased 9.67% (Class I shares at net asset value) annualized versus a 9.12% gain for the Refinitiv Global Convertible Bond Index.

What factors influenced performance during the annual period?

The global equity and convertible markets responded well to the Covid vaccination rollout, positive economic data, fiscal stimulus and accommodative monetary policies and posted very strong period results (+22.18% Refinitiv Global Convertible Bond Index; +41.05% MSCI World Index). The Fund was well positioned for Covid-related themes, as it contained a heavy representation in technology issuers whose products and services allowed people to work, learn, shop, entertain and receive medical attention at home during the pandemic. In addition, the portfolio also included cyclical companies well poised to participate in the recovery and reopening including cruise lines, airlines and retailers.

New convertible issuance was robust during the period, as $153.3 billion of convertibles were issued globally. The new issuance expanded the convertible universe and provided an opportunity to rebalance convertibles that had become too equity sensitive with those that have more attractive risk/reward profiles. Our preference for these balanced convertibles led us to be relatively underweight to the most equity-sensitive areas of the convertibles market. Despite the very strong overall period result, the underweight allocation to the most equity-sensitive convertibles held back the relative return. Within the Refinitiv Global Convertible Bond Index, convertibles with more than 80% equity sensitivity rose 38.8% and strongly outperformed convertibles with balanced risk/reward attributes (40%—80% equity sensitivity; +19.5%) and convertibles with more credit sensitivity (<40% equity sensitivity; +7.9%).

From an economic sector attribution perspective, the Fund benefited most from strong security selection in the industrials sector as our holdings in the airlines industry outperformed. Security selection in energy added value, aided by the strong performance of names in the oil & gas exploration & production industry. An underweight allocation to the lagging utilities industry was also supportive to the portfolio result. Areas that most detracted from performance included materials, information technology and consumer discretionary. Within materials, an underweight allocation and security selection, notably in the steel industry, held back the relative return. In information technology, the relative return was hindered by security selection

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

in the internet software & services and application software industries. In consumer discretionary, holdings in the internet & direct market retail industry underperformed.

From a geographic perspective, the Fund benefitted from favorable security selection in Japan and Emerging Asia. Similarly, an underweight allocation in Europe lifted Fund performance. Security selection in the United States and Emerging Latin America held back the relative result.

How is the Fund positioned?

Our focus is to optimize the portfolio's risk/reward tradeoff by providing more exposure to upside in the equity markets than potential downside. As of the end of the annual period, the portfolio is positioned with slightly lower equity sensitivity than the benchmark index but with a more favorable risk/reward profile. In other words, we are overweight convertibles with the most balanced attributes versus the benchmark and also significantly underweight to convertibles displaying the most equity sensitivity. We seek to identify companies that are growing their intrinsic value through all market conditions and those whose fundamentals are strengthening.

From a sector perspective on an absolute basis, the largest portfolio weights reside in information technology and consumer discretionary, whereas energy and consumer staples represent the smallest absolute sector weights. Relative to the benchmark, the portfolio is most overweight to information technology and real estate whereas utilities and materials are significant underweights.

From a regional standpoint, the portfolio's largest weights are in the United States and Europe. Canada and Emerging Europe and South Africa represent the smallest absolute regional weights. We maintain relative overweight positions in Emerging Asia and Japan and underweight positions in Europe and the United States. These relative weights are due to bottom-up considerations as opposed to a macro call.

What closing thoughts do you have for Fund shareholders?

The global economy experienced an extraordinary recovery, and a moderation of economic growth and consumer optimism is not surprising. We still see strong corporate balance sheets, improving margins and spending on capital expenditures. The risks of Covid persist, but we remain hopeful in light of global vaccination efforts and promising emerging treatments. While we can never rule out a policy mistake, we expect the world's central banks will pursue a gradual course that should continue to support economic growth and, in turn, provide tailwinds for the stock market.

We expect the global economy to continue normalizing in the context of getting back to activities that had been restricted due to Covid. However, this return to normalcy will likely be accompanied by a moderation in the economy. In the United States, for example, this means GDP normalizes to a healthy 2% real GDP growth rate from the much higher bounce-back levels of the past year. The resulting strong nominal GDP will be good for top-line growth and has historically been good for earnings, if costs don't get out of line.

As growth moderates to a more typical pace, we expect inflation to follow suit. This may take a bit of time to play out, but we still believe it will occur in quarters rather than years. Although supply shortages and rising rates are at the forefront of investors' minds, debt levels, demographics and technology are all still powerful deflationary forces.

SECTOR WEIGHTINGS

Information Technology	30.5%
Consumer Discretionary	16.1
Communication Services	12.8
Health Care	10.0
Financials	8.3
Industrials	5.4
Real Estate	3.9
Materials	2.8
Utilities	2.6
Energy	2.1
Consumer Staples	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Convertible Fund

The Federal Reserve may not be refilling the punch bowl as quickly as it once did, but it does not seem likely to take away the bowl any time soon. Even if short-term rates rise from 0% to 1%, monetary policy is still quite accommodative. Combined with good earnings growth, this accommodative policy should propel equities higher, with convertible securities participating in the upside.

We believe the Calamos Global Convertible Fund is well positioned with risk/reward characteristics that offer an attractive balance of upside equity participation potential and equity risk mitigation. The Fund's level of equity sensitivity is a bit below that of the overall global convertible market, but we believe this level is appropriate given the importance we place on managing downside risk.

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	18.86%	12.77%	9.39%
With Sales Charge	16.19	11.69	8.61
Class C Shares – Inception 12/31/2014
Without Sales Charge	17.95	11.93	8.59
With Sales Charge	16.95	11.93	8.59
Class I Shares – Inception 12/31/2014	19.09	13.03	9.67

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.35%, Class C shares is 2.10% and Class I shares is 1.10%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until October 31, 2020. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

CALAMOS TIMPANI SMALL CAP
GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Timpani Small Cap Growth Fund posted a return of 50.80% (Class I Shares at net asset value), outperforming the gain of 38.45% for the Russell 2000 Growth Index.

Since Class I shares inception on March 23, 2011, the Fund has returned 16.80% on an annualized basis, while the Russell 2000 Growth Index returned 12.53% over the same period. We believe these comparisons demonstrate the Fund's ability to outdistance its benchmark over full market cycles.

What factors influenced performance during the annual period?

As indicated by the performance figures, the US equity markets enjoyed a very strong annual period for risk assets. For the annual period, companies enjoyed record corporate earnings as businesses benefited from a re-opening economy, stimulative policy and strong consumer spending. Markets started the annual period with a strong move upward, as investor enthusiasm was lifted by positive data on Covid vaccine efficacy and the prospect of vaccines rolling out in early 2021. Initially, markets broadly favored small-cap stocks as well as reopening trades and more value-oriented stocks. This investor enthusiasm toward recovery stocks and value stocks stemmed from recognition that businesses in travel, leisure, restaurants, energy and financials all presented opportunities for the most significant rebound from the negative impacts of the economic and social shutdowns. Near the middle of the annual period, secular growth businesses came back in relative favor as investors turned attention back toward businesses that might be able to generate high and sustainable growth without relying on the benefit of a reopening economy. The specter of additional shutdowns from the delta wave of Covid in addition to the loftier valuations associated with recovery trades and value stocks cooled the relative appeal of those areas.

The Fund was able to generate strong absolute and relative performance due in part to investors' "risk-on" sentiment at the beginning the period but owes its better relative performance to a few key factors: First, the Fund had purposefully added to cyclical growth opportunities prior to the start of the annual period, as our analysis revealed that companies in this space possessed underestimated growth based upon market consensus and market pricing. Second, the portfolio management team continued to focus on businesses that, in our view, had better growth potential in both cyclical and more secular, or long-term, growth businesses. Because the market tends to extrapolate current dynamics into the future, the team was able to capitalize on short-term market concerns that afforded entry points in strong secular growth areas, such as software, which benefitted relative performance. For the annual period, small-cap value stocks handily outperformed small-cap growth stocks, as evidenced by the Russell 2000 Value Index's 64.30% return handily beating the Russell 2000 Growth Index's 38.45% gain. As mentioned, the Fund outperformed the Russell 2000 Growth Index by 1,235 basis points, largely due to the focus on strong and sustainable growth combined with underestimated growth.

OVERVIEW

The Fund invests in the equity securities of small-capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

■  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

■  Pursues active management in a less-followed investment space.

■  Analyzes secular trends to uncover exploitable investment opportunities specific to small-cap companies.

PORTFOLIO FIT

Investing in small-cap companies is an important component of a diversified investment strategy. Smaller companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTASX
C Shares	CTCSX
I Shares	CTSIX
R6 Shares	CTSOX

FUND CUSIP NUMBERS

A Shares	128120417
C Shares	128120318
I Shares	128120391
R6 Shares	128120383

www.calamos.com

Calamos Timpani Small Cap Growth Fund

SECTOR WEIGHTINGS

Information Technology	22.1%
Health Care	20.9
Consumer Discretionary	18.1
Industrials	14.0
Energy	6.8
Financials	5.2
Consumer Staples	4.2
Materials	2.9
Communication Services	2.6
Real Estate	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Leadership within the small-cap growth market was represented by a mix of cyclical and secular growth areas for the annual period. Within the Russell 2000 Growth Index, the smaller energy sector (less than 1% of the index on average over the course of the reporting period) led the market with a 185% gain. Industrials (+61%), information technology (+55%), consumer discretionary (+52%), real estate (+49%) and financials (+46%) also all outperformed the growth index. Utilities (+38%), materials (+38%), consumer staples (+32%), communication services (+31%) and health care (+14%) all lagged behind the benchmark's performance.

Security selection and an underweight to the lagging health care sector were each additive to relative performance. Although health care was the worst-performing sector within the Russell 2000 Growth Index, the Fund's health care names collectively outperformed the Russell 2000 Growth Index's return for the period. Holdings in biotechnology, health care technology, pharmaceuticals, and life science tools & services each added significant value. Stock selection within information technology also boosted relative performance, with notable contributions from semiconductors and application software holdings.

Selection within communication services lagged that of the overall market, causing the sector to be a relative detractor. Disappointments within the movies & entertainment industry as well as the advertising industry led to the relative underperformance. The financials sector was also a relative hindrance to Fund performance over the period as selection lagged that of the market, and the Fund was underweight during intervals of strength for the sector. Fund holdings in insurance brokers and regional banks also held back relative performance.

How is the Fund positioned?

We continue to invest in both long-term secular-growth stocks and certain cyclical growth stocks that should benefit meaningfully from a continued economic uptick. A noteworthy portfolio change we made later in the annual period was decreasing our weighting in consumer discretionary stocks. This had been an area of greater emphasis, but given the continued macro murkiness tied to Covid and supply-chain disruptions, we reduced the Fund's exposure but remain overweight relative to the benchmark. We also increased our investment in technology stocks, especially certain software stocks that are riding upon strong secular trends. In addition, we increased our investment in energy holdings, moving from an underweight to an overweight at the end of the period, with notable interest in sustainable energy businesses.

What closing thoughts do you have for Fund shareholders?

The outlook remains bright for the small-cap growth asset class. Fundamentals are strong and valuations relative to large caps are low by most measures. History shows when relative valuations get to these levels, the probability of small-cap outperformance over the next annual period is high and can be meaningful. Additionally, we believe we are only one year into a sustained, multi-year leadership role for small caps. We continue to have an abundance of ideas for the portfolio and have seen increased M&A activity within the space. While we are always happy to own names that are acquired at a premium to their then current price, we also view this as strong indication that the combination of growth and valuation are also attractive to outside buyers.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/23/11) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Timpani Small Cap Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (3/23/11) THROUGH 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 1/6/14^
Without Sales Charge	50.42%	27.56%	15.22%
With Sales Charge	43.25	26.33	14.51
Class C Shares – Inception 6/28/21^
Without Sales Charge			3.75
Class I Shares (With Predecessor) – Inception 3/23/11
Without Sales Charge	50.80	27.98	18.97
Class R6 Shares – Inception 6/1/19^	50.96		35.13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.40%, Class I shares is 1.16% and Class R6 shares is 1.09%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses of Class A, Class C and Class I shares are limited to 1.30%, 2.05%, 1.05% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.05% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

Effective as of the close of business on May 31, 2019, the Fund acquired all of the assets, subject to the liabilities, of the Timpani Small Cap Growth Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the performance shown in the average annual total return table above for periods prior to the commencement of the Fund's operations on June 1, 2019 is the performance of the Predecessor Fund. The Fund has the same investment objective, strategy and portfolio manager as the Predecessor Fund. As a result, the performance of the Fund would have been substantially similar to that of the Predecessor Fund.

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000 Growth Index is a composite of small-cap companies located in the US that also exhibit a growth probability.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund

CALAMOS TIMPANI SMID GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Timpani SMID Growth Fund posted a return of 47.46% (Class I Shares at net asset value), outperforming the 37.12% gain for the Russell 2500 Growth Index.

What factors influenced performance during the annual period?

As indicated by the performance figures, the US equity markets enjoyed a very strong annual period for risk assets. For the full annual period, companies enjoyed record corporate earnings as businesses benefited from a reopening economy, stimulative policy and strong consumer spending. Markets started the period with a strong move upward, as investor enthusiasm was lifted by positive data on Covid vaccine efficacy and the prospect of vaccines rolling out in early 2021. Initially, markets broadly favored small-cap stocks as well as reopening trades and more value-oriented stocks. This investor enthusiasm toward recovery stocks and value stocks stemmed from the recognition that businesses in travel, leisure, restaurants, energy and financials all presented opportunities for the most significant rebound from the negative impacts of the economic and social shutdowns. Near the middle of the annual period, secular growth businesses came back in relative favor as investors turned attention back toward businesses that might be able to generate high and sustainable growth without relying on the benefit of a reopening economy. The specter of additional shutdowns from the delta wave of Covid in addition to the loftier valuations associated with recovery trades and value stocks cooled the relative appeal of those areas.

The Fund was able to generate strong absolute and relative performance due in part to investors' "risk-on" sentiment at the beginning the period, but the Fund owes its better relative performance to a few key factors. First, the Fund had purposefully added to cyclical growth opportunities prior the start of the annual period, as our analysis revealed that companies in this space possessed underestimated growth based upon market consensus and market pricing. Second, the portfolio management team continued to focus on businesses that, in our view, had better growth potential in both cyclical and more secular, or long-term, growth businesses. Because the market tends to extrapolate current dynamics into the future, the team was able to capitalize on short-term market concerns that afforded entry points in strong secular growth areas, such as software, which benefitted relative performance. For the full annual period, small-cap value stocks handily outperformed small-cap growth stocks, as evidenced by the Russell 2500 Value Index's 58.15% return handily beating the Russell 2500 Growth Index's 37.13% gain. As mentioned, the Fund outperformed the Russell 2500 Growth Index by 1,034 basis points largely due to the focus on strong and sustainable growth combined with underestimated growth.

Leadership within the small-cap growth market was represented by a mix of cyclical and secular growth areas for the annual period. Within the Russell 2500 Growth Index, the smaller energy sector (less than 1% of the index on average over the course of the annual period) was the market leader with a 151% gain. In addition, industrials (+55%), real estate (+51%), information technology (+51%), consumer discretionary

OVERVIEW

The Fund invests in the equity securities of small- and mid-capitalization (SMID) companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

■  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

■  Pursues active management in a less-followed investment space.

■  Analyzes secular trends to uncover exploitable investment opportunities specific to small- and mid-cap companies.

PORTFOLIO FIT

Investing in SMID companies is an important component of a diversified investment strategy. Small-to-midsize companies tend to experience greater growth and outperform larger companies, yet this greater potential also raises the potential for greater volatility—which is why we believe active management is crucial.

FUND NASDAQ SYMBOLS

A Shares	CTAGX
I Shares	CTIGX
R6 Shares	CTOGX

FUND CUSIP NUMBERS

A Shares	128120375
I Shares	128120367
R6 Shares	128120359

www.calamos.com

Calamos Timpani SMID Growth Fund

SECTOR WEIGHTINGS

Information Technology	29.9%
Industrials	17.7
Health Care	16.8
Consumer Discretionary	16.2
Financials	6.3
Energy	5.2
Consumer Staples	3.5
Communication Services	2.2
Materials	1.6
Real Estate	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

(+47%) and financials (+46%) each outperformed the index. Utilities (+27%), materials (+26%), health care (+17%), communication services (+16%) and consumer staples (+8%) all lagged behind the benchmark's performance.

Overall, both security selection and sector weightings were additive to relative performance for the annual period. Security selection within information technology boosted Fund performance as holdings in the portfolio dramatically outperformed those of the Russell 2500 Growth Index. Strong issue selection within semiconductors, application software, and internet services and infrastructure each added considerable value. Stock selection and an overweight to the industrials sector also contributed to relative performance. Fund holdings within environmental and facility services, electrical components and equipment, and construction machinery each experienced strong performance, which was additive to the Fund's outperformance.

The consumer discretionary sector was a relative detractor of performance. Stock selection within the consumer discretionary sector detracted from relative performance, although the Fund's overweight to the outperforming sector was additive. Fund holdings within the casinos and gaming industry and the specialty stores industry set back relative performance. Stock selection within communication services and the Fund's modest overweight to the communication services sector were also detrimental to relative performance.

How is the Fund positioned?

We continue to invest in both long-term secular growth stocks and certain cyclical growth stocks that should benefit meaningfully from a continued economic uptick. A noteworthy portfolio change we made later in the annual period was decreasing our weighting in consumer discretionary stocks. This had been an area of greater emphasis but given the continued macro murkiness tied to Covid and supply chain disruptions, we reduced the Fund's exposure but remain overweight relative to the benchmark. We also increased our investment in technology stocks, especially certain software stocks that are riding on strong secular trends. In addition, we increased our investment in energy holdings, moving from an underweight to an overweight at the end of the period, with notable interest in sustainable energy businesses.

What closing thoughts do you have for Fund shareholders?

The outlook remains bright for the asset class. Fundamentals are strong, and valuations relative to large caps are low by most measures. History shows when relative valuations get to these levels, the probability of small-cap outperformance over the next annual period is high and can be meaningful. Additionally, we believe we are only one year into a sustained, multi-year leadership role for small caps. We continue to have an abundance of ideas for the portfolio and have seen increased M&A activity within the space. While we are always happy to own names that are acquired at a premium to their then current price, we also view this as strong indication that the combination of growth and valuation are also attractive to outside buyers.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (7/31/19) THROUGH 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 7/31/19
Without Sales Charge	47.04%	30.33%
With Sales Charge	40.02	27.54
Class I Shares – Inception 7/31/19
Without Sales Charge	47.46	30.68
Class R6 Shares – Inception 7/31/19	47.46	30.68

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 2.45%, Class I shares is 2.25% and Class R6 shares is 2.25%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.35% and 1.10% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Growth Fund

OVERVIEW

A broad, flexible strategy enables the Fund to invest in the equities of US companies across all market capitalizations and sectors in order to attain the best potential for long-term capital growth.

KEY FEATURES

■  Seeks to provide attractive returns through an emphasis on higher-growth US companies spanning the full range of market capitalizations and sectors. Draws on more than three decades of experience in growth investing.

■  The portfolio reflects top-down, secular thematic views along with high-conviction, fundamentally researched stocks of companies with advantaged business models, high returns on capital, solid free-cash-flow generation, and stewardship-minded management.

■  Combines secular and cyclical growth to help manage the dynamics of the economy.

PORTFOLIO FIT

May be an attractive option for investors seeking higher growth and diversification that spans all caps of US companies across sectors and industries.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856
I Shares	128119807

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Growth Fund returned 46.40% (Class I Shares at net asset value), outperforming the S&P 1500 Growth Index return of 45.07%. By way of comparison, the broad equity market, as measured by the S&P 500 Index, advanced with a return of 42.91% for the same period.

Since Class I shares inception on September 18, 1997, the Fund has returned 12.49% on an annualized basis. The S&P 1500 Growth Index, the primary benchmark, returned 9.81% over the same period, and the S&P 500 Index returned 8.80%. We believe these comparisons demonstrate the Fund's ability to outpace the growth and broad indices over full market cycles.

What factors influenced performance over the annual period?

As indicated by the performance figures, the US equity markets enjoyed a very strong 12-month period for risk assets. For the annual period, companies enjoyed record corporate earnings as businesses benefited from a reopening economy, stimulative policy and strong consumer spending. Markets started the period with a strong move upward, as investor enthusiasm was lifted by positive data on Covid vaccine efficacy and the prospect of vaccines rolling out in early 2021. Initially, markets favored reopening trades, recognizing businesses that had the opportunity to rebound most from the negative impacts of the economic and social shutdowns, notably in travel, leisure, and restaurants as well as the energy and financials sectors more broadly. Near the middle of the annual period, secular growth businesses caught favor as investors turned their attention back to businesses that might be able to generate high and sustainable growth without relying on the benefits of a reopening economy.

The Fund benefitted from adjusting the portfolio to increase cyclical growth names earlier in the annual period and then shifting more investment toward secular growth later in the annual period. For the annual period, growth stocks and value stocks had similar returns, as noted by the S&P 1500 Growth Index return of 45.07% compared with the S&P 1500 Value Index return of 42.51%, although the path to that performance for each was quite different. The more cyclically oriented value index had accumulated a 40% return in approximately the first seven months of the period as cyclical and reopening stocks were in favor. The growth index then took over leadership, outperforming the value index by approximately 20% over the last five months of the annual period. Rotations and changes in market leadership are typically thought of as healthy indicators of a rising market.

Within the S&P 1500 Growth Index, the smaller energy sector (less than 0.5% of the index on average over the course of the annual period) was the market leader with a 126% gain. Financials, also a smaller part of the growth market, gained 60% with communication services (+53%) and information technology (+51%) also outpacing the overall benchmark return. Industrials (+42%), consumer discretionary (+39%), real estate (+36%), health care (+35%), materials (+34%), utilities (+20%) and consumer staples (+19%) all lagged the benchmark's performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

Information technology holdings were the Fund's top contributor. While owing mostly to superior security selection, the Fund's overweight position added value as well. Semiconductors and semiconductor equipment names were the strongest outperforming industries. In addition, the Fund benefitted from a slight overweight as well as superior stock selection within the strong-performing financials sector. The portfolio increased its investment during the period to participate in strong cyclical growth opportunities and saw significant performance from investment banking & brokerage and consumer finance holdings.

Holdings in the communication services sector slightly lagged those of the market and detracted from the Fund's relative performance for the period. Fund names within interactive media and services as well as the movies and entertainment industries underperformed those of the market. Investments in the energy sector were also a slight detractor to relative performance, as names within oil & gas equipment & services lagged those of the overall market.

How is the Fund positioned?

The portfolio remains broadly diversified with a focus on a mix of durable, secular themes as well as more cyclical growth opportunities. We believe long-term secular growth stocks with strong balance sheets and dominant market positions will thrive in this environment. At the same time, cyclical growth companies that are more exposed to the ongoing global reopening should also do well. During the annual period, the Fund increased its investment in financials, shifting from an underweight to an overweight early in the period. We also added some higher-growth opportunities in communication services. The biggest decrease in relative positioning occurred in the consumer discretionary sector. The portfolio remains overweight as of period end, but the relative weight was reduced largely around names with higher valuations.

What closing thoughts do you have for Fund shareholders?

After a strong run of performance since the pandemic lows in early 2020, the backdrop for equities has become decidedly more complicated, but the longer-term underpinnings of the US economy and corporate profitability remain strong enough to support further gains. The most recent US GDP growth measure was notably disappointing, but we believe that this soft patch can be attributed to the midsummer delta-induced spike in Covid cases. As Covid cases have come down and vaccinations have scaled up globally, we have seen a return to stronger growth. US consumers remain in good financial standing with healthy household balance sheets and plentiful job opportunities. As a result, we anticipate at least another year or two of above-trend growth. Attention will deservedly be on Federal Reserve policy and the Fed's tapering of bond purchases, as well as the potential for changes in Fed Board membership. Moreover, questions around whether inflation and supply-chain issues are transitory or more entrenched will weigh on investors' minds going forward. Markets always present challenges, and sometimes they seem to come all at once. Nevertheless, above-trend economic growth, low interest rates, healthy consumer balance sheets, and a resilient and productive corporate sector continue to form a constructive backdrop for US equity markets.

SECTOR WEIGHTINGS

Information Technology	38.9%
Consumer Discretionary	17.5
Communication Services	14.7
Health Care	10.8
Industrials	7.9
Financials	4.2
Consumer Staples	1.7
Materials	1.3
Energy	0.5
Real Estate	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	46.00%	20.90%	14.50%
With Sales Charge	39.08	19.73	13.94
Class C Shares – Inception 9/3/96
Without Sales Charge	44.94	20.01	13.65
With Sales Charge	43.94	20.01	13.65
Class I Shares – Inception 9/18/97	46.40	21.20	14.79

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.35%, Class C shares is 2.11% and Class I shares is 1.10%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Growth and Income Fund

OVERVIEW

The Fund invests primarily in US equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Leverages more than four decades of research experience combining equities and convertible holdings to provide equity-like participation.

◼  Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle.

◼  Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation, which exhibits potentially lower volatility and delivers attractive income.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX
R6 Shares	CGIOX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831
I Shares	128119872
R6 Shares	128120326

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Growth and Income Fund posted strong returns with a gain of 37.02% (Class I Shares at net asset value). Comparatively, the S&P 500 Index returned 42.91% for the period and the ICE BofA All US Convertibles ex Mandatory Index registered a gain of 34.01% for the period. We manage this Fund with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles. For the annual period, the Growth and Income Fund captured 86% of the all-equity index's returns. Since its Class I shares inception on September 18, 1997, the Fund returned 10.56% on an annualized basis versus an 8.80% gain for the S&P 500 Index and 9.49% return for the ICE BofA All US Convertibles ex Mandatory Index.

Please discuss the Fund's lower-volatility characteristics.

We believe the Fund's historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund's historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.75 (Class I shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the annual period?

As indicated by the performance figures, the US equity markets and risk markets in general enjoyed a very strong annual period. Companies reaped record corporate earnings as businesses benefited from a reopening economy, stimulative policy and strong consumer spending. Markets started the period with a strong move upward, as investor enthusiasm was buoyed by positive data on Covid vaccine efficacy and the prospect of vaccines rolling out in early 2021. Initially, markets favored reopening trades, recognizing businesses that had the opportunity to rebound most from the negative impacts of the economic and social shutdowns, notably in travel, leisure, and restaurants as well as the energy and financials sectors more broadly. Near the middle of the annual period, secular growth businesses caught favor as investors turned their attention to businesses that might be able to generate high and sustainable growth without relying on a reopening economy.

The Fund benefitted from owning a mix of cyclical and secular growth businesses as market leadership rotated abruptly. All told, cyclically oriented names generally outperformed in various waves over the beginning of the annual period, whereas more secular growth names outperformed at points during the second half of the period. As an example, for the annual period, growth stocks and value stocks had similar

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

returns, as the S&P 500 Growth Index returned of 45.07% compared with the S&P 500 Value Index return of 41.01%, but the path to that performance was quite different between the two styles. The more cyclically oriented value index had accumulated a 37% return during the first seven months of the period as cyclical and reopening stocks were in favor, while the growth index was up "only" 23% during that time. The growth index then took over leadership, outperforming the value index by 15% during the last five months of the annual period. Rotations and changes in market leadership are typically thought of as healthy indicators for a rising market.

Looking at the all-equity market, within the S&P 500 Index, the smaller energy sector (less than 3% of the index on average over the course of the annual period) led the market with a 112% gain. Financials at 73%, information technology at 47%, and real estate at 46% also all outperformed the benchmark. Communication services (+42%), industrials (+40%), materials (+37%), consumer discretionary (+37%), health care (+34%), consumer staples (+19%), and utilities (+11%) each lagged behind the benchmark's performance.

For the annual period, the Fund was able to deliver significant equity market participation, even while utilizing convertible securities and options to reduce overall equity risk. The biggest benefactor to the Fund's relative performance was the consumer staples sector. Strong issue selection generated better performance than that of the all-equity S&P 500 Index, and the Fund's underweight to a more defensive area of the market was also additive. Specifically, strong issue selection in the materials sector was additive to relative performance, with notable contributions from copper and industrial gases. In industrials, select convertible securities offered good performance—and better risk management in our view—but did not keep pace with outright equity performance for the sector. Information technology is another sector in which the Fund had strong performance but lagged behind the all-equity S&P 500 Index sector constituents. The use of convertible securities offered attractive access to areas such as application software and data processing, but returns lagged behind those of the common stocks.

How is the Fund positioned?

From an asset class perspective, our positioning continues to favor equities over fixed income, with convertible securities being the most favored fixed-income security. With a decline in equity volatility over the last six months, we favor option strategies to manage risk, including creating synthetic convertibles with call options and buying put options for downside mitigation.

What closing thoughts do you have for Fund shareholders?

The transition from the recovery period of the Covid-induced economic cycle to the mid-cycle continues, as we discussed in our mid-year outlook. However, the transition has been volatile and will take longer than we originally thought. The demand side of the economy is still positive, as consumer and corporate spending should remain at above-trend levels as the Covid crisis abates; demand levels for services improve; and companies rebuild inventories, expand capacity, and improve productivity.

SECTOR WEIGHTINGS

Information Technology	25.5%
Consumer Discretionary	14.2
Health Care	11.5
Communication Services	11.1
Financials	10.8
Industrials	9.5
Consumer Staples	4.4
Energy	3.1
Utilities	2.6
Materials	2.4
Real Estate	1.7
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Growth and Income Fund

This change in the economic cycle and growth drivers should result in positive equity returns over the next 12 to 18 months but at more muted levels than the prior annual period. This investment regime change in the short term should indicate market leadership transitioning away from higher-risk equities (in both cyclical and growth areas) toward companies with higher return on capital, improved margins and less-volatile earnings. Third- and fourth-quarter 2021 earnings will highlight the severity of many of the issues described above, and the equity market may be volatile during this time. Once the market gets past these near-term issues, we expect better progress toward a more normalized environment in 2022.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	36.68%	16.17%	11.29%
With Sales Charge	30.18	15.05	10.75
Class C Shares – Inception 8/5/96
Without Sales Charge	35.66	15.32	10.46
With Sales Charge	34.66	15.32	10.46
Class I Shares – Inception 9/18/97	37.02	16.47	11.57
Class R6 Shares – Inception 6/23/20^	37.14		30.51

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.08%, Class C shares is 1.84%, Class I shares is 0.83% and Class R6 shares is 0.75%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertibles EX Mandatory Index represents the US convertibles securities market excluding mandatory convertibles.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Dividend Growth Fund

OVERVIEW

The Fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◼  Employs bottom-up stock picking and a benchmark-agnostic approach.

◼  Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821
I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Dividend Growth Fund returned 42.73% (Class I shares at net asset value), in line with the S&P 500 Index return of 42.91%.

What factors influenced performance during the annual period?

As indicated by the performance figures, the US equity markets and risk markets in general enjoyed a very strong annual period. Companies enjoyed record corporate earnings as businesses benefited from a reopening economy, stimulative policy and strong consumer spending. Markets started the period with a strong move upward, as investor enthusiasm was buoyed by positive data on Covid vaccine efficacy and the prospect of vaccines rolling out in early 2021. Initially, markets favored reopening trades, recognizing businesses that had the opportunity to rebound most from the negative impacts of the economic and social shutdowns, notably in travel, leisure, and restaurants as well as the energy and financials sectors more broadly. Near the middle of the annual period, secular growth businesses caught favor as investors turned their attention back to businesses that might be able to generate high and sustainable growth without relying on a reopening economy.

The Fund benefitted from owning a mix of larger cap stocks among cyclical and secular growth businesses, as market leadership rotated abruptly. All told, cyclically oriented names generally outperformed in various waves over the beginning of the annual period, whereas more secular growth names outperformed at points during the second half of the period. As an example, for the annual period, growth stocks and value stocks had similar returns, as the S&P 500 Growth Index returned 45.07% compared with the S&P 500 Value Index return of 41.01%, but the path to that performance was quite different between the two styles. The more cyclically oriented value index had accumulated a 37% return during the first seven months of the period as cyclical and reopening stocks were in favor, whereas the growth index was up "only" 23% during that time. The growth index then took over leadership, outperforming the value index by 15% during the last five months of the annual period. Rotations and changes in market leadership are typically thought of as healthy indicators of a rising market.

Within the S&P 500 Index, the smaller energy sector (less than 3% of the index on average over the course of the annual period) led the market with a 112% gain. Financials (+73%), information technology (+47%), and real estate (+46%) also all outperformed the benchmark. Communication services (+42%), industrials (+40%), materials (+37%), consumer discretionary (+37%), health care (+34%), consumer staples (+19%), and utilities (+11%) each lagged behind the benchmark's performance.

The Fund benefitted from strong stock selection as well as an overweight to the strongly performing financials sector. Although financials was the second-leading sector within the benchmark, the Fund's selection significantly outperformed the sector overall. Fund investments in banking & brokerage and diversified banks were especially

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

additive to performance. The Fund began the annual period with a slight underweight to financials and saw the relative weight increase slightly through a combination of purchases and strong performance. Strong selection within communication services also added to relative results for the period. Our efforts to be selective within integrated telecommunication services and interactive home entertainment added significant relative performance.

Health care names detracted value from the portfolio, predominantly because of underperformance among the health care equipment holdings. The Fund was underweight health care on average over the course of the year, which was modestly additive to relative performance. Real estate holdings also detracted from performance, as the portfolio was underweight the strongly performing residential REITs and retail REITs at the start of the period because we were seeking cyclical growth opportunities in other sectors.

How is the Fund positioned?

The Fund is broadly diversified by sector, favoring individual stock selection versus significant sector over and underweights. The Fund had started the annual period underweight energy, but over the course of the year, we increased the allocation and held a modest overweight at the end of the period. Similarly, the Fund added to health care stocks and ended the period with a slight overweight. The portfolio saw reductions in its industrials holdings as well as communication services names. The Fund's mix of common stocks combines cyclical and secular growth opportunities, though a focus on higher-quality and consistent earnings is anticipated as the economic backdrop changes.

What closing thoughts do you have for Fund shareholders?

The transition from the recovery period of the Covid-induced economic cycle to the mid-cycle continues, as we discussed in our mid-year outlook. However, the transition has been volatile and will take longer than we originally anticipated. The demand side of the economy is still positive, and consumer and corporate spending should remain at above-trend levels as the Covid crisis abates; demand levels for services improve; and companies rebuild inventories, expand capacity, and improve productivity.

This change in the economic cycle and growth drivers should result in positive equity returns over the next 12 to 18 months but at more muted levels than the prior annual period. This investment regime change in the short term should indicate market leadership transitioning away from higher-risk equities (in both cyclical and growth areas) toward companies with higher return on capital, improved margins and less-volatile earnings. Third- and fourth-quarter 2021 earnings will highlight the severity of many of the issues described above, and the equity market may be volatile during this time. Once the market gets past these near-term issues, we expect better progress toward a more normalized environment in 2022.

SECTOR WEIGHTINGS

Information Technology	28.4%
Consumer Discretionary	14.2
Financials	12.4
Health Care	11.5
Communication Services	9.5
Industrials	7.7
Consumer Staples	5.6
Energy	4.0
Materials	2.8
Utilities	2.3
Real Estate	0.9
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Dividend Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (8/05/13) THROUGH 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	42.42%	18.04%	12.18%
With Sales Charge	35.66	16.89	11.52
Class C Shares – Inception 8/5/2013
Without Sales Charge	41.37	17.16	11.35
With Sales Charge	40.37	17.16	11.35
Class I Shares – Inception 8/5/2013	42.73	18.34	12.46

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 2.16%, Class C shares is 2.92% and Class I shares is 1.89%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund

CALAMOS SELECT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Select Fund returned 44.28% (Class I shares at net asset value), outperforming the S&P 500 Index return of 42.91%.

What factors influenced performance during the annual period?

As indicated by the performance figures, the US equity markets and risk markets in general enjoyed a very strong annual period. Companies reaped record corporate earnings as businesses benefited from a reopening economy, stimulative policy and strong consumer spending. Markets started the period with a strong move upward, as investor enthusiasm was buoyed by positive data on Covid vaccine efficacy and the prospect of vaccines rolling out in early 2021. Initially, markets favored reopening trades, recognizing businesses that had the opportunity to rebound most from the negative impacts of the economic and social shutdowns, notably in travel, leisure, and restaurants as well as the energy and financials sectors more broadly. Near the middle of the period, secular growth businesses caught favor as investors turned their attention back to businesses that might be able to generate high and sustainable growth without relying on a reopening economy.

The Fund benefitted by increasing its allocation to cyclical growth names earlier in the annual period, and then shifting more investment toward secular growth later in the period. For the annual period, growth stocks and value stocks had similar returns, as the S&P 500 Growth Index returned of 45.07% compared with the S&P 500 Value Index return of 41.01%, but the path to that performance was quite different between the two styles. The more cyclically oriented value index had accumulated a 37% return during the first seven months of the annual period as cyclical and reopening stocks were in favor, whereas the growth index was up "only" 23% during that time. The growth index then took over leadership, outperforming the value index by 15% during the last five months of the annual period. Rotations and changes in market leadership are typically thought of as healthy indicators of a rising market.

Within the S&P 500 Index, the smaller energy sector (less than 3% of the index on average over the course of the reporting period) led the market with a 112% gain. Financials (+73%), information technology (+47%), and real estate at (+46%) also all outperformed the benchmark. Communication services (+42%), industrials (+40%), materials (+37%), consumer discretionary (+37%), health care (+34%), consumer staples (+19%), and utilities (+11%) each lagged the benchmark's performance.

On the whole, stock selection was additive to relative performance over the course of the annual period, as the Fund outperformed the S&P 500 Index. Sector allocations for the Fund were a detractor largely due to an underweight to the small, yet strong performing energy sector.

Specifically, the Fund benefitted from strong stock selection within the financials sector as well as an overweight to the strongly performing sector. Although financials was the second leading sector within the benchmark, Fund selections significantly

OVERVIEW

The Fund primarily invests in a concentrated portfolio of large-cap US equities with broad representation across sectors and industries. In addition, the Fund can invest across investment styles in the US equity market.

KEY FEATURES

■  Security selection is based mainly on Calamos analysts' highest conviction ideas. We leverage the collective expertise of the firm's research analysts, who average 15+ years of experience in their areas of expertise.

■  The investment process is driven by rigorous fundamental and sector-specific research. The goal is to maximize exposure to opportunities the team believes are compelling.

■  Quantitative tools help minimize systematic risks across both sectors and factors. We use quantitative tools to minimize unintended bets and maximize the impact of security selection.

PORTFOLIO FIT

Because the Fund pairs a high-conviction approach with a broad investment universe, we believe it is an attractive choice for investors seeking a long-term core equity allocation to US stocks.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641
I Shares	128119633

www.calamos.com

Calamos Select Fund

SECTOR WEIGHTINGS

Information Technology	24.8%
Financials	12.8
Health Care	12.7
Consumer Discretionary	12.6
Communication Services	11.1
Industrials	10.3
Consumer Staples	8.0
Energy	2.7
Materials	2.4
Utilities	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

outperformed those of the benchmark sector overall. Fund holdings in three industries—investment banking & brokerage, diversified banks, and consumer finance—were additive to performance. The Fund began the period with a slight overweight to financials and saw the relative weight increase slightly through purchases as well as strong performance. Strong selection within health care also added to relative performance for the annual period, as pharmaceuticals and health care equipment selections notably outperformed.

Consumer discretionary names detracted value from the portfolio, predominantly because of underperformance among internet & direct retail holdings. Real estate holdings also detracted from performance, as the portfolio was underweight the sector at the start of the period and exited the sector entirely in favor of opportunities elsewhere.

How is the Fund positioned?

The portfolio remains broadly diversified with a focus on a mix of durable, secular themes as well as more cyclical growth opportunities. At the end of the annual period, the Fund held 61 names. During the period, the Fund increased its relative weights to the consumer staples and communication services sectors. Within consumer staples, new names were added to the portfolio within foods distributors and packaged foods & meats. Consumer discretionary names were added in autos, auto parts, and casinos & gaming. Conversely, relative Fund weightings were reduced in information technology and the previously mentioned real estate sector. The Fund is broadly diversified by sector, favoring individual stock selection to significant sector over and underweights.

What closing thoughts do you have for Fund shareholders?

After a strong run of performance since the pandemic lows in early 2020, the backdrop for equities has become decidedly more complicated, but the longer-term underpinnings of the US economy and corporate profitability remain strong enough to support further gains. The most recent US GDP growth measure was notably disappointing, but we believe that this soft patch can be attributed to the midsummer delta-induced spike in Covid cases. As Covid cases have come down and vaccinations have scaled up globally, we have seen a return to stronger growth. US consumers remain in good financial standing with healthy household balance sheets and plentiful job opportunities. As a result, we anticipate at least another year or two of above-trend growth. Attention will deservedly be on Federal Reserve policy and the Fed's tapering of bond purchases, as well as the potential for changes in Fed Board membership. Moreover, questions around whether inflation and supply-chains issues are transitory or more permanent will weigh on investors' minds going forward. Markets always present challenges, and sometimes they seem to come all at once. Nevertheless, above-trend economic growth, low interest rates, healthy consumer balance sheets, and a resilient and productive corporate sector continue to form a constructive backdrop for US equity markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Select Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	43.93%	16.32%	11.97%
With Sales Charge	37.14	15.19	11.43
Class C Shares – Inception 1/2/02
Without Sales Charge	42.92	15.46	11.14
With Sales Charge	41.92	15.46	11.14
Class I Shares – Inception 3/1/02	44.28	16.61	12.24

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.64%, Class C shares is 2.40% and Class I shares is 1.39%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90%, and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos International Growth Fund returned 33.13% (Class I shares at net asset value) versus a 30.38% gain for the MSCI EAFE Growth Index. The Fund's one-year return was in the top 20th percentile of the Morningstar Foreign Large Growth category*, reflecting the benefit of our active investment approach. The Fund navigated highly rotational markets during the Covid recovery phase and captured leading returns in international stocks over the period.

Since its inception on March 17, 2005, the Fund has returned 9.46% on an annualized basis (Class I shares at net asset value) compared with a 7.41% return for the MSCI EAFE Growth Index. We believe this long-term record demonstrates the Fund's ability to generate excess returns in international growth equities over complete market cycles.

What factors influenced performance during the reporting period?

International equities advanced over the annual period as markets reflected the economic recovery and Covid vaccination progress, while also confronting the impact of supply chain disruptions and rising inflation. The Fund generated strong returns over the annual period due to a combination of favorable top-down positioning and relative security selection.

Fund positioning benefited from a relative overweight in developed markets, including Europe, and a blend of secular growth and more cyclical opportunities. From a bottom-up perspective, many of the Fund's holdings in companies with advantaged business models, effective pricing power and growing market share performed well over the annual period.

The Fund's average overweight position and leading security selection in information technology positively contributed to relative performance. Our holdings in semiconductor equipment and application software notably propelled relative returns. Favorable security selection and an average overweight position in financials also added to the Fund's performance, especially in the diversified banks and regional banks industries.

Over the annual period, selection within the consumer discretionary sector held back relative results, as holdings in the internet & direct marketing retail industry and apparel, accessories & luxury goods industry curbed return. Security selection and an average underweight position in industrials, specifically in the trading companies & distributors and building products industries, also hurt relative results.

OVERVIEW

The Fund offers a dynamic approach to accessing international growth opportunities. We apply our active investment approach to build a portfolio of companies with superior growth and quality attributes across developed and emerging market.

KEY FEATURES

■  Identifies companies with compelling growth, competitive advantages and financial strength.

■  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

■  Investment universe spans geographies and market caps, providing a wide breadth of opportunities.

■  Takes environmental, social and governance (ESG) factors into account, evaluating the effects on a company's risk profile, cash flow and long-term returns.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559
I Shares	128119542
R6 Shares	128120425

*  Data is as of 10/31/21. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. In the Morningstar Foreign Large Growth category, Calamos International Growth Fund Class I shares were in the 20th, 11th, 13th and 37th percentiles of 447, 385, 326 and 223 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively.

www.calamos.com

Calamos International Growth Fund

SECTOR WEIGHTINGS

Information Technology	25.1%
Consumer Discretionary	17.5
Industrials	14.4
Financials	13.4
Health Care	10.4
Communication Services	5.9
Materials	5.3
Energy	3.2
Consumer Staples	2.5
Real Estate	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

From a regional standpoint, the Fund's overweight allocation and security selection in the United States aided results. Similarly, an underweight stance and security selection in Japan added value to Fund performance.

Conversely, an overweight allocation in Emerging Asia lagged on a relative basis. Specifically, positions in China and South Korea held back relative performance. Moreover, an overweight stance and selection in Emerging Latin America dampened results. In particular, our holdings in Brazil and Argentina represented detractors.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

We have positioned the portfolio with a combination of secular-growth companies and increased cyclical opportunities whose economically sensitive businesses are positioned to benefit from more synchronized global growth in the quarters ahead.

Technology, consumer discretionary, industrials and financials are the largest sector weights in the Fund. We hold key industry positions in semiconductors, diversified banks, apparel & luxury goods, industrial machinery, and health care supplies. We have an underweight stance in more defensive areas including utilities, real estate, consumer staples and more traditional telecoms.

From a geographic perspective, we own diversified holdings in Europe, investing in a blend of end markets and business types. Positioning is largely in global secular demand areas and in cyclical opportunities leveraged to the next stages of the economic recovery and expansion. In Japan, we hold a set of higher-quality companies with leading business models that are positioned to benefit from rising global demand as the recovery broadens in the months ahead. Within emerging markets, we also hold a blend of secular growth and more cyclical businesses that are well positioned to take advantage of reopening opportunities. We own positions in key demand areas such as semiconductors, interactive media & services, branded apparel, life sciences tools, and higher-quality financials.

What closing thoughts do you have for Fund shareholders?

International stocks continue to navigate a range of shifting crosscurrents. We are analyzing the global economic recovery, alongside policy actions and the path of corporate earnings. Global monetary policy remains supportive overall, though multiple central banks have edged toward a less-accommodative stance. We see many opportunities in international markets, reflective of strong earnings, reasonable valuations, and substantial progress in vaccinations. Despite these potential tailwinds, we are mindful that markets will experience volatility and we remain closely attuned to risks.

From a thematic and sector perspective, we see opportunities in technology, consumer discretionary, industrials, health care and financials with competitive advantages that target critical demand areas. Our active investment approach and long-term perspective positions us to take advantage of opportunities in foreign markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos International Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	32.76%	16.72%	9.63%
With Sales Charge	26.43	15.59	9.10
Class C Shares – Inception 3/16/05
Without Sales Charge	31.79	15.86	8.82
With Sales Charge	30.79	15.86	8.82
Class I Shares – Inception 3/16/05	33.13	17.02	9.91
Class R6 Shares – Inception 9/17/18^	33.24		19.20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.52%, Class C shares is 2.27%, Class I shares is 1.28% and Class R6 shares is 1.17%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.10%, 1.85%, and 0.85% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the US and Canada).

The MSCI ACWI ex US Index represents the performance of large- and mid-cap stocks across developed and emerging markets excluding the United States. The MSCI ACWI ex US Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the annual period ended October 31, 2021, Calamos Evolving World Growth Fund returned 16.17% (Class I shares at net asset value), capturing most of the upside in emerging markets versus the 17.33% return for the MSCI Emerging Market Index. The Fund's returns over the extended pandemic cycle reflected the benefit of our risk-managed investment approach, which was instrumental in dampening volatility and navigating through highly rotational global markets.

Since its inception on August 15, 2008, the Fund has returned 7.16% on an annualized basis (Class I shares at net asset value) compared with a 4.26% return for the MSCI Emerging Markets Index. We believe this demonstrates the Fund's ability to generate competitive long-term returns while pursuing an active, risk-managed approach to emerging markets over multiple market cycles.

What factors influenced performance during the annual period?

Emerging markets saw a choppy return environment over the annual period, reflecting mixed progress in economic recoveries and Covid vaccination numbers across regions, while also navigating the impact of supply-chain disruptions and rising inflation. The Fund's attractive total return over the annual period was attributable to active risk management tactics, including holdings in convertible bonds, which contributed to a favorable risk/reward profile and strong upside capture over the period. In addition, the Fund return benefited from favorable bottom-up security selection and top-down positioning across sectors. Many of the Fund's holdings in companies with advantaged business models and secular demand tailwinds performed well amid a volatile and highly rotational market environment.

From a sector perspective, the Fund added value in terms of sector positioning and security selection. The Fund's security selection in technology and communication services added value over the annual period due to a combination of resilient business models and better growth prospects. Specifically, names in semiconductors and semiconductor equipment were sources of strength in information technology, and holdings in the interactive home entertainment and movies & entertainment industries especially helped in communication services.

Over the annual period, an average underweight position and selection within the energy sector detracted from relative results, as holdings in the oil & gas refining & marketing and integrated oil & gas industries underperformed. Security selection in financials, specifically in the diversified banks and investment banking & brokerage industries, also lagged on a relative basis.

OVERVIEW

The Fund offers an active, risk-managed strategy to access growth opportunities in emerging markets. The Fund invests in emerging market-domiciled and developed market-domiciled companies with significant revenue exposures attributable to emerging markets.

KEY FEATURES

■  Focuses on higher-quality companies with compelling growth attributes.

■  Conducts research across the capital structure and utilizes Calamos' experience in convertible securities to dynamically manage the risk profile.

■  Emphasizes countries enacting structural reforms and improving economic freedoms, which we believe enhances growth prospects and mitigates risk.

■  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

PORTFOLIO FIT

Because of its focus on risk management, the fund can serve as a long-term emerging-market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146
I Shares	128119138

www.calamos.com

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS

Financials	26.7%
Information Technology	16.5
Consumer Discretionary	16.2
Communication Services	14.3
Industrials	6.2
Energy	5.1
Materials	5.0
Real Estate	3.7
Consumer Staples	3.6
Other	1.4
Health Care	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

In terms of geographic returns, the Fund's relative overweight in India and underweight in China over the annual period added value. The Fund's security selection within Taiwan and Mexico also contributed to returns, while the Fund's holdings in Korea and Russia trailed the index return.

How is the Fund positioned?

We maintain a constructive view on opportunities in emerging markets. Our Fund positioning favors a blend of secular growth and more cyclical businesses, with increased opportunities in reopening beneficiaries. From a sector perspective, the largest weights are in financials, consumer discretionary, technology and communication services. We own holdings within key demand areas including semiconductors, higher-quality financials, interactive media & services, branded apparel, and internet retail. We hold a low weight or underweight in the consumer staples and utilities sectors, reflecting our view of more attractive opportunities in the sectors noted above.

At the individual company level, we favor businesses with growth catalysts, attractive capital efficiency and stronger balance sheets that are supported by solid competitive positioning. In line with our process, we emphasize companies benefiting from secular themes that provide a tailwind for sustainable growth into the future. From a geographic perspective, we favor investments in markets including India, Taiwan, Mexico, select names in China, and increased opportunities in Southeast Asia.

What closing thoughts do you have for Fund shareholders?

Emerging markets continue to navigate a range of crosscurrents and highly disparate conditions depending on the region. We are analyzing many aspects of economic activity, alongside key policy actions and corporate earnings. Global monetary policy remains supportive overall, while multiple central banks have edged toward a less-accommodative stance. We see opportunities in emerging markets, reflecting our view of a more synchronized recovery ahead due to increasing vaccination numbers and improving supply-chain dynamics. Despite these potential tailwinds, we are mindful that markets will experience volatility, and we remain closely attuned to risks.

We own a blend of investments in secular growth companies, more cyclical opportunities leveraged to the global economy and select reopening businesses. We favor investments in companies with advantaged business models, flexible balance sheets, and the ability to compound growth over the medium to long term. From a thematic and sector perspective, we see opportunities in consumer discretionary, communications services, higher quality financials, technology and cyclicals with competitive advantages that target in-demand areas. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in emerging markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their?original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Evolving World Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	15.87%	13.57%	6.63%
With Sales Charge	10.35	12.48	6.11
Class C Shares – Inception 8/15/08
Without Sales Charge	15.05	12.71	5.83
With Sales Charge	14.05	12.71	5.83
Class I Shares – Inception 8/15/08	16.17	13.85	6.89

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.64%, Class C shares is 2.39% and Class I shares is 1.39%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.30%, 2.05%, and 1.05% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

CALAMOS GLOBAL EQUITY

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Global Equity Fund returned 40.29% (Class I shares at net asset value) versus a 41.05% gain for the MSCI World Index and a 37.86% return for the MSCI ACWI Index. The Fund's one-year return was in the top 15th percentile of the Morningstar World Large Stock Growth category*. The return reflected the benefit of our active investment approach, which was instrumental in adapting to highly rotational markets through the Covid market recovery and capturing the upside in global stocks over the annual period.

Since its inception on March 2, 2007, the Fund has returned 10.78% on an annualized basis (Class I shares at net asset value) compared with an 8.01% increase in the MSCI World Index and 7.64% return in the MSCI ACWI Index. We believe this demonstrates the Fund's ability to generate long-term excess returns over complete market cycles and varied investment environments.

What factors influenced performance during the annual period?

Global stocks advanced over the annual period as markets reflected the economic recovery and Covid vaccination progress, while also confronting the impact of supply-chain disruptions and rising inflation. The Fund generated strong returns over the annual period due to a combination of leading security selection and favorable sector positioning. Many of the Fund's holdings in global companies with advantaged business models performed well, and the Fund's positioning benefited from a blend of secular growth and more cyclical opportunities.

From a sector perspective, the Fund's security selection and an average overweight position in information technology helped drive relative returns. Specifically, semiconductors and semiconductor equipment bolstered relative results. An average underweight allocation in consumer staples also contributed to performance. Notably, soft drinks and our lack of representation in household products promoted return.

Over the annual period, security selection and an average overweight stance within the consumer discretionary sector dampened return, as holdings in the internet & direct marketing retail and automobile manufacturers industries hurt relative performance. Selection within the oil & gas, refining & marketing and integrated oil & gas industries of the energy sector also lagged.

From a geographic standpoint, the Fund's security selection in the United States drove relative results. Favorable security selection in Europe also added value to Fund performance. Specifically, holdings in the Netherlands and Luxembourg were leading contributors.

Conversely, the Fund's overweight allocation in Emerging Asia dragged on return. Particularly, holdings in China and Australia hindered return. In addition, security selection and an underweight stance in Canada weakened relative performance.

OVERVIEW

The Fund invests in equities of companies around the globe. We seek firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

■  Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors.

■  Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment.

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX
R6 Shares	CGEOX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468
I Shares	128119450
R6 Shares	128120334

*  Data is as of 10/31/21. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. For the Morningstar World Large-Stock category, Calamos Global Equity Fund Class I shares were in the 15th, 24th, 31st and 58th percentiles of 354, 307, 262 and 166 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively.

www.calamos.com

Calamos Global Equity Fund

SECTOR WEIGHTINGS

Information Technology	31.5%
Consumer Discretionary	15.5
Financials	13.3
Health Care	11.4
Communication Services	8.9
Industrials	7.2
Materials	4.8
Energy	2.7
Consumer Staples	2.3
Real Estate	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities, and actively integrates them into the investment decision-making process. We have positioned the Fund with a combination of secular growth leaders and increased cyclical exposures in more economically sensitive and reopening opportunities. Technology, consumer discretionary, financials, health care and communication services are the largest sector weights in the Fund. We hold key industry positions in semiconductors, diversified banks, internet retail, interactive media & services, systems software, and life sciences tools. We hold selective weight in materials and energy, with holdings in companies positioned to benefit from strong global demand and higher commodity prices. We are underweight to more defensive sectors including utilities, real estate, consumer staples and traditional telecoms, given the unattractive relative valuations and growth potential.

Through a geographic lens, we own a set of secular growth businesses and cyclical opportunities in the United States with its positive economic backdrop and wider set of opportunities. In Europe, we own a diversified set of holdings with a blend of end markets and business types. Positioning is largely in global secular demand areas and cyclical opportunities leveraged to a recovery. We have a relatively even-weight position in Japan. We own several high-quality companies with leading business models that are positioned to benefit from rising global demand. We own positions in emerging markets within key demand areas such as semiconductors, branded apparel, health care and higher-quality banks.

What closing thoughts do you have for Fund shareholders?

Global stocks continue to navigate a range of shifting crosscurrents. We are analyzing the global recovery and many aspects of economic activity, alongside policy actions and the path of corporate earnings. Global monetary policy remains supportive overall, while multiple central banks have edged toward a less-accommodative stance. We see many opportunities in global stocks, reflective of strong earnings and substantial progress in global vaccine rollouts and reopenings. Despite these potential tailwinds, we are mindful that markets will experience volatility, and we remain closely attuned to risks.

From a thematic and sector perspective, we see opportunities in technology, consumer discretionary, financials, and health care with competitive advantages that target critical demand areas. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Global Equity Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	39.89%	19.71%	12.95%
With Sales Charge	33.25	18.54	12.40
Class C Shares – Inception 3/1/07
Without Sales Charge	38.88	18.83	12.11
With Sales Charge	37.88	18.83	12.11
Class I Shares – Inception 3/1/07	40.29	20.03	13.23
Class R6 Shares – Inception 6/23/20^	40.36		38.32

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.65%, Class C shares is 2.40%, Class I shares is 1.40% and Class R6 shares 1.34%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15%, and 1.15% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.15% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

The MSCI World Index (USD) is a free float-adjusted market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The MSCI ACWI (USD) Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of companies in developed and emerging markets. The MSCI ACWI (USD) Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Global Opportunities Fund

OVERVIEW

The Fund invests primarily in global equity and convertible securities with an aim to balance risk/reward while providing growth and income.

KEY FEATURES

■  Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation.

■  Provides a core holding option that strives to maintain a consistent risk posture throughout the market cycle.

■  Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods.

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over full market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708
I Shares	128119609

CALAMOS GLOBAL OPPORTUNITIES FUND

(formerly Calamos Global Growth and Income Fund)

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), Calamos Global Opportunities Fund returned 35.16% (Class I shares at net asset value) versus a 37.86% gain for the MSCI ACWI Index. The Fund's one-year return was in the top 10th percentile of the Morningstar World Allocation category,* reflecting the benefit of our active risk-managed global approach, which was instrumental in navigating a significant market rotation and volatility during the Covid recovery phase of the global economy.

Since Class I shares inception on September 18, 1997, the Fund has returned 8.50% on an annualized basis (Class I shares at net asset value) compared with a 7.32% return for the MSCI ACWI Index. We believe this demonstrates the Fund's ability to generate attractive long-term returns while pursuing an active, risk-managed investment approach over complete market cycles.

What factors influenced performance during the annual period?

Global markets rose over the annual period, reflecting progress in the economic recovery and Covid vaccinations, while demonstrating resiliency in the face of supply-chain disruptions and rising inflation. The Fund's excellent risk-adjusted performance was attributable to the benefit of active risk management tactics, including holdings in convertible bonds that contributed to a favorable risk/reward profile and strong upside capture this year. In addition, the Fund benefited from favorable top-down positioning across regions and contributions from relative security selection. Many of the Fund's core holdings in global companies with advantaged business models and secular demand tailwinds performed well amid a volatile and highly rotational market environment.

The Fund's security selection and an average overweight position in information technology boosted relative performance. In particular, our holdings in semiconductor equipment and data processing & outsourced services were sources of strength. In addition, security selection in financials added to the Fund's performance. The main contributors within this sector were diversified banks and investment banking & brokerage.

Over the period, selection and an average overweight position within the consumer discretionary sector detracted from relative returns, as holdings in the internet & direct marketing retail and apparel, accessories & luxury goods industries lagged. Security selection in energy hurt relative results, especially in the oil & gas refining & marketing and integrated oil & gas industries.

*  Data is as of 10/31/21. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. For the Morningstar World Allocation category, Calamos Global Opportunities Fund Class I shares were in the 10th, 1st, 1st and 6th percentiles of 439, 401, 351 and 233 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund

From a regional standpoint, security selection in Europe added value to fund performance. In particular, Fund holdings in the Netherlands and Denmark represented major contributors. Leading security selection and an overweight position in the United States also boosted fund performance.

Conversely, selection in Emerging Asia negatively impacted the Fund's performance. Specifically, holdings in India and China lagged the benchmark and detracted value. Similarly, security selection in EMEA dampened relative results. Positions in Israel hurt relative performance, and our lack of exposure to Russia held back return.

In terms of economic sectors, the largest allocations reside in information technology and consumer discretionary on an absolute basis, whereas the smallest sector weight allocations with holdings are found within utilities and real estate. On a relative basis, health care supplies and movies & entertainment constitute the most significant relative overweights.

Allocations to financials and information technology rose during the period with increased weights in diversified banks and systems software. By contrast, allocations to consumer discretionary and industrials decreased over the period with reductions to internet & direct marketing retail and airlines.

From a regional standpoint, the Fund's largest weights are in the United States and Europe. Conversely, EMEA and Emerging Latin America represent the smallest absolute weights. Allocations to the United States rose during the period. By contrast, the allocations to Emerging Asia decreased over the period with reductions to China and India.

From a sector perspective, the Fund's security selection in technology, financials, and health care added significant value, as holdings in the semiconductors, health care supplies, and diversified banks industries performed well over the annual period. The Fund's holdings in consumer discretionary, energy, and industrials trailed the index and held back returns over the period. From a geographic perspective, the Fund's holdings in Europe and the United States generated strong returns and added value to returns over the year, while fund holdings in Emerging Asia underperformed the index and hampered returns.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

We positioned the Fund with a combination of secular growth leaders and increased cyclical exposure in more economically sensitive and reopening opportunities. Technology, consumer discretionary, communication services and financials comprise the largest sector weights in the Fund. We hold key industry positions in semiconductors, diversified banks, internet retail, interactive media & services, systems software and health care supplies. We own select positions within materials and energy, with holdings in companies positioned to benefit from strong global demand and elevated commodity prices. We are underweighted in more defensive sectors including utilities, real estate, consumer staples and traditional telecoms, reflecting our unfavorable view of relative growth potential and valuations in these sectors.

SECTOR WEIGHTINGS

Information Technology	26.7%
Consumer Discretionary	15.6
Financials	13.0
Communication Services	10.5
Health Care	9.9
Industrials	8.6
Consumer Staples	4.6
Materials	3.9
Energy	3.6
Utilities	1.1
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Opportunities Fund

From a geographic perspective, we own a set of secular growth businesses and cyclical opportunities in the United States with its positive economic backdrop and wider set of opportunities. In Europe, we own a diversified set of holdings with a blend of end markets and business types. Positioning is largely in global secular demand areas and in cyclical opportunities leveraged to a recovery. We have a relatively even-weight position in Japan. We own several high-quality companies with leading business models positioned to benefit from rising global demand and domestic stimulus measures. We own positions in emerging markets within key demand areas such as semiconductors, branded apparel, health care and higher-quality banks.

What closing thoughts do you have for Fund shareholders?

Global markets continue to navigate a range of shifting crosscurrents. We are analyzing the global recovery and many aspects of economic activity alongside policy actions and the path of corporate earnings. Global monetary policy remains supportive overall, while multiple central banks have edged toward a less-accommodative stance. We see many opportunities in global stocks and convertibles, reflective of strong earnings and substantial progress in global vaccinations and reopening. Despite these potential tailwinds, we are mindful that markets will experience volatility and we remain closely attuned to risks.

From a thematic and sector perspective, we see opportunities in technology, consumer discretionary, financials, and health care with competitive advantages that target critical demand areas. Our active, risk-managed investment approach and long-term perspective positions us to take advantage of volatility and opportunities in global markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Global Opportunities Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	34.84%	14.27%	9.06%
With Sales Charge	28.43	13.17	8.53
Class C Shares – Inception 9/24/96
Without Sales Charge	33.77	13.44	8.25
With Sales Charge	32.77	13.44	8.25
Class I Shares – Inception 9/18/97	35.16	14.56	9.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.53%, Class C shares is 2.28% and Class I shares is 1.28%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.22%, 1.97%, and 0.97% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (US Dollars) is a market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/97 since data is only available for full monthly periods.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), the Fund returned 0.17% (Class I shares at net asset value), outperforming the -0.48% return of the Bloomberg US Aggregate Bond Index.

Since Class I shares inception on June 27, 2001, the Fund gained 4.24% on an annualized basis versus a 4.20% return for the Bloomberg US Aggregate Bond Index.

What factors influenced performance?

Record corporate earnings, strong economic growth, a reopening economy, investor optimism and extraordinary fiscal and monetary stimulus provided an atmosphere supportive of strong performance across risk assets over the annual period. Equity markets across capitalizations and geographies delivered robust returns, while credit spreads in developed economies are trading near all-time tights, reflecting historically low default rates and continued economic expansion.

Covid lingers, and mutations of the virus continue to pose a threat. However, vaccination progress continues. Tens of millions of shots are being administered daily worldwide, and nearly 50% of the global population has now been fully vaccinated. Fiscal policy has always been an important consideration for investors, but the size and scope of Covid-related relief packages introduced over the annual period have been exceptional. While not specifically associated with Covid, further government spending packages, including the recently passed $1 trillion infrastructure bill, will inject massive sums into the domestic economy.

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests predominantly in US issuers with the goal of generating a high level of both current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

■  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

■  Draws on a broader investable universe to enhance portfolio construction and risk management. The inclusion of high-yield bonds, bank loans and preferreds provides additional opportunities.

■  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

■  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitical factors, inflation and real-rate expectations.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed-income allocation, with investments diversified across the major sectors of the US bond market. Allocations to specialized fixed-income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX

www.calamos.com

Calamos Total Return Bond Fund

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286
I Shares	128119278

ASSET ALLOCATION

Corporate Bonds	50.4%
US Government and Agency Securities	26.8
Bank Loans	9.9
Residential Mortgage Backed Securities	6.4
Asset Backed Securities	4.9
Sovereign Bond	0.6
Convertible Bonds	0.2

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Over the course of the annual period, the Federal Reserve has also continued to provide a remarkable level of monetary stimulus by holding its overnight borrowing rate at 0.0% while purchasing over $1 trillion of Treasury and mortgage-backed securities to maintain easy financial conditions. Continued progress toward the Fed's goal of full employment is drawing us closer to a reduction of monetary stimulus, with the Fed expected to announce a taper of its asset purchases beginning in late 2021. Real interest rates, which measure the risk-free compensation an investor receives after inflation, have been negative since January 2020, providing support for risk assets. In 2010, real interest rates also crossed into negative territory, and remained there for 42 consecutive months, which helped fuel the longest economic expansion in post-WWII history. If real rates were to remain negative for a similar duration now, this scenario would extend into the middle of 2023. This consideration is one of the factors contributing to the market's optimism for continued above-trend expansion.

To be sure, challenges exist, and inflation is primary among them. Higher inflation eats into the financial benefit of economic growth, impacting the amount of real consumption by consumers. Headline inflation (inclusive of energy and food prices) is measuring above 5%, the highest rate in 30 years. Inflation related to wages and housing, which have historically been signals of stickier inflation, are also climbing higher indicating that inflation may not be as transitory as many hoped. One source of inflation has been ongoing supply-chain challenges stemming from the global economic shutdown that occurred at the onset of the Covid pandemic. The reopening of several industries has been stymied as component parts must be manufactured and delivered via congested ports and understaffed trucking companies. Despite these challenges, consumer demand, as measured by personal spending and GDP growth, is expanding at healthy levels, informing the market's expectations for continued strength.

During the first half of the annual period, investment-grade corporate-credit markets continued to enjoy a rapid recovery from the height of the pandemic, collapsing from more than 125 basis points over like-maturity Treasuries to inside of 90 basis points. A tight trading range has been established since April, with spreads fluctuating in a 10-basis-points range between 80 and 90 basis points. 2020 was a record year for issuance volume in the investment-grade market, and while 2021 volumes are tracking roughly 20% below 2020, this year is likely to close with the second-highest volume ever. The Bloomberg US Corporate Index closed the annual period with option adjusted spreads at 87 basis points over like maturity Treasuries.

Treasury yields moved substantially higher with two, five, ten and thirty-year maturities climbing by 35, 80, 68 and 27 basis points, respectively, with most of the Treasury market move occurring in the first half of the annual period. In fact, if measured as a standalone period, the second half of the annual period resulted in lower Treasury yields across long-maturity terms. This is, in part, driven by lower long-term growth and inflation expectations. Although the Fed has changed its methodology on inflation targeting, inflation has been running well above its "2% over time" target for months, and policy tightening is expected to lead to slower growth potential. The corporate components of the Bloomberg US Aggregate Bond Index led with a 2.2% return, government-related securities returned 0.0%, securitized products delivered a -0.5% return, and Treasuries trailed other sectors returning -2.5%.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

The Fund held an overweight in corporate debt over the annual review period. The overweight allocation to corporate bonds in industrial sectors was a contributor to performance, as was the security selection among the same issuers. Security selection among the Fund's positions in both Treasury and mortgage-backed securities weighed on performance. The team increased the corporate-bond allocation during the annual period, and over the long-term, we continue to favor an overweight to corporate bonds and asset-backed securities in the Calamos Total Return Bond Fund because the additional yield has historically helped generate superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 6.1 years, short of the 6.7-year duration of the Bloomberg US Aggregate Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high-yield ratings categories. These overweights lead to a lower overall credit quality of A when compared with the AA- quality of the benchmark. The sell-off in Treasury rates coupled with the tightening of spreads in risk assets led to slightly positive returns during the annual period, behind the peer-group average and ahead of the Bloomberg US Aggregate Bond Index. The Fund continues to hold overweight positions in corporate and asset-backed securities and underweight positions in Treasuries and Agencies following the changes. Within the corporate-bond allocation, our largest overweight allocations are found in the consumer non-cyclical and REITs sectors.

What are your closing thoughts for Fund shareholders?

In some ways, fixed-income markets at the end of the annual period look quite similar to the environment from earlier this year, but there are significant changes at play impacting our outlook on where interest rates and credit markets are headed into the last months of 2021, not least of which is our expectation of greater volatility, particularly in Treasury yields, in coming months and quarters.

One source of potential volatility was related to the leadership of the Federal Reserve. Jerome Powell's first term as Chair ends in early 2022 and following the resignation of two Federal Reserve presidents over ethical concerns related to personal trading, President Biden was pressured not to renominate Powell. A change at the helm of the Fed could have led to unknown shifts in policy or forward guidance. At the time of this writing in November, however, the president did renominate Powell to another four-year term, citing Powell's deft leadership in guiding the economy through the pandemic-induced recession and subsequent recovery. Uncertainty around fiscal policy is another potential driver of fourth-quarter 2021 interest-rate volatility. With an unknown price tag or timeline for approval of a social spending package, the market is left to hypothesize what the related inflationary pressure might be. One thing is certain: even in a much-reduced form, no one will characterize the budget as austere.

Inflation will drive nominal GDP growth significantly higher as the economy moves from above-trend inflation driven by transitory factors to stickier components, namely shelter and wages. Despite higher-than-trend inflation expectations, we believe real interest rates will remain in negative or very low territory, which will support risk assets including investment-grade and high-yield credit markets.

Spreads in risk assets are trading near all-time tights, and although we do not see a catalyst for materially wider levels from here, further tightening at a broad level will prove more difficult. Our base case anticipates tight trading ranges in the coming quarter or two, emphasizing the need for active management and our bond-by-bond-driven investment philosophy.

www.calamos.com

Calamos Total Return Bond Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measure net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

Duration is useful in measuring a bond fund's sensitivity to changes in interest rates. The longer the duration, the more a bond fund's price will fluctuate when interest rates change.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	0.01%	2.72%	2.75%
With Sales Charge	-2.24	1.94	2.36
Class C Shares – Inception 6/27/07
Without Sales Charge	-0.74	1.95	1.99
With Sales Charge	-1.71	1.95	1.99
Class I Shares – Inception 6/27/07	0.17	2.97	3.01

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.04%, Class C shares is 1.78% and Class I shares is 0.78%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 0.90%, 1.65%, and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos High Income Opportunities Fund

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests mainly in high-yield securities from US issuers with the goal of generating a high level of current income and total return in excess of the benchmark index over full market cycles.

KEY FEATURES

■  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

■  Draws on broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

■  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

■  Applies a macro overlay to capitalize on opportunities in misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund can complement investment-grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX

CALAMOS HIGH INCOME
OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), the Fund returned 13.16% (Class I shares at net asset value) versus a gain of 10.53% for the Bloomberg US Corporate High Yield 2% Issuer Capped Index.

Since its Class I shares inception on March 1, 2002, the Fund gained 6.41% on an annualized basis versus an 8.01% return of the Bloomberg US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance during the annual period?

Record corporate earnings, strong economic growth, a reopening economy, investor optimism and extraordinary fiscal and monetary stimulus provided an atmosphere that supported strong performance across risk assets over the annual period. Equity markets across capitalizations and geographies delivered robust returns, while credit spreads in developed economies traded near all-time tights, reflecting historically low default rates and continued economic expansion.

Although Covid lingers and variants of the virus continue to pose a threat, vaccination progress continues. Tens of millions of shots are being administered daily worldwide, and nearly 50% of the global population has now been fully vaccinated. Fiscal policy has always been an important consideration for investors, but the size and scope of Covid-related relief packages introduced over the annual period have been exceptional. While not specifically associated with Covid, further government spending packages, including the recently passed $1 trillion infrastructure bill, will inject massive sums into the domestic economy.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund

Over the course of the annual period, the Federal Reserve also provided a remarkable level of monetary stimulus by holding its overnight borrowing rate at 0.0% while purchasing over $1 trillion of Treasury and mortgage-backed securities to maintain easy financial conditions. Continued progress toward the Fed's goal of full employment is drawing us closer to a reduction of monetary stimulus, with the Fed expected to announce a taper of its asset purchases beginning in late 2021. Real interest rates, which measure the risk-free compensation an investor receives after inflation, have been negative since January 2020, providing support for risk assets. In 2010, real interest rates also crossed into negative territory, and remained there for 42 consecutive months, which helped fuel the longest economic expansion in post-WWII history. If real rates were to remain negative for a similar duration now, this scenario would extend into the middle of 2023. This consideration is one of the factors contributing to the market's optimism for continued above-trend expansion.

To be sure, challenges exist, and inflation is primary among them. Higher inflation eats into the financial benefit of economic growth, impacting the amount of real consumption by consumers. Headline inflation (inclusive of energy and food prices) is measuring above 5%, the highest rate in 30 years. Inflation related to wages and housing, which have historically been signals of stickier inflation, are also climbing higher indicating that inflation may not be as transitory as many hoped. One source of inflation has been ongoing supply-chain challenges stemming from the global economic shutdown that occurred at the onset of the Covid pandemic. The reopening of several industries has been stymied as component parts must be manufactured and delivered via congested ports and understaffed trucking companies. Despite these challenges, consumer demand, as measured by personal spending and GDP growth, is expanding at healthy levels, informing the market's expectations for continued strength.

During the first half of the annual period, corporate-credit markets continued to enjoy a rapid recovery from the height of the pandemic, collapsing from more than 500 basis points over like-maturity Treasuries to inside of 300 basis points. A tight trading range has been established since April, with spreads fluctuating in a 50-basis-points range between 265 and 315 basis points. Issuance volumes have trended lower in recent months but remain historically high with 2021 poised to be the largest volume year on record. The Bloomberg US High Yield 2% Issuer Capped Index closed the annual period with option-adjusted spreads at 288 basis points over like-maturity Treasuries, and a yield of 4.24%.

Performance during the annual period was directional, with lower quality CCC-rated issuers delivering returns of 18.2%, trailed by B-rated issuers at 9.2% and BB companies returning 9.1%. At the beginning of the annual period, the trailing 12-month default rate was 6.3%, largely driven by energy-related businesses in both exploration and production and oil field services. At the end of the period, default rates had declined to 0.4%, the second lowest level in history following December 2007. Regarding our credit-quality positioning, our underweight to BB-rated bonds positively contributed to performance, while security selection among our CCC-rated holdings was a detractor.

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799
I Shares	128119781

SECTOR WEIGHTINGS

Consumer Discretionary	15.8%
Financials	15.3
Industrials	14.3
Communication Services	13.2
Health Care	9.9
Energy	9.5
Information Technology	5.0
Materials	4.3
Consumer Staples	4.0
Airlines	2.5
Other	1.0
Real Estate	1.0
Utilities	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos High Income Opportunities Fund

From a sector perspective, security selection within the energy and consumer non-cyclical sectors contributed to return. Conversely, the Fund's underweight to the energy sector and overweight to the insurance sector weighed on performance.

How is the Fund positioned?

The Fund is currently overweight to the property and casualty insurance, pharmaceuticals, and other REITs industries. The property and casualty insurance overweight is correlated to favorable consolidation trends in the industry. The pharmaceuticals overweight is a result of the team's idiosyncratic positioning among a small number of companies with improving fundamental results. Our largest underweights are found in the wireless, electric utilities and independent energy industries. The wireless sector underweight is largely the result of relative value decisions in favor of higher-income opportunities in other industries.

From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB category, while currently overweight toward both B-rated and CCC-rated issuers. The Fund is positioned short (3.4 years) in comparison with the option-adjusted duration of the Bloomberg US High Yield 2% Issuer Capped Index (4.0 years).

Over the annual period, the team has added to positions in the media entertainment, airlines, and technology industries. Also, we reduced the portfolio's exposure to health care, wireless and independent energy industries. The increases in media entertainment and airlines represent what we believe to be strong relative value positions emerging from the Covid pandemic. The reduction in health care was primarily due to closing a profitable trade that had reached our target valuation.

What are your closing thoughts for Fund shareholders?

In some ways, fixed-income markets at the end of the annual period look quite similar to the environment from earlier this year, but there are significant changes at play impacting our outlook on where interest rates and credit markets are headed into the last months of 2021, not least of which is our expectation of volatility, particularly in Treasury yields, in coming months and quarters.

One source of potential volatility was related to the leadership of the Federal Reserve. Jerome Powell's first term as Chair ends in early 2022 and following the resignation of two Federal Reserve presidents over ethical concerns related to personal trading, President Biden was pressured not to renominate Powell. A change at the helm of the Fed could have led to unknown shifts in policy or forward guidance. At the time of this writing in November, however, the president did renominate Powell to another four-year term, citing Powell's deft leadership in guiding the economy through the pandemic-induced recession and subsequent recovery. Uncertainty around fiscal policy is another potential driver of fourth-quarter 2021 interest-rate volatility. With an unknown price tag or timeline for approval of a social/climate spending package, the market is left to hypothesize what the related inflationary pressure might be. One thing is certain: even in a much-reduced form, no one will characterize the budget as austere.

Inflation will drive nominal GDP growth significantly higher as the economy moves from above-trend inflation driven by transitory factors to stickier components, namely shelter and wages. Despite higher-than-trend inflation expectations, we believe real interest rates will remain in negative or very low territory, which will support risk assets including investment-grade and high-yield credit markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund

Spreads in risk assets are trading near all-time tights, and while we do not see a catalyst for materially wider levels from here, further tightening at a broad level will prove more difficult. Our base case anticipates tight trading ranges in the coming quarter or two, emphasizing the need for active management and our bond-by-bond-driven investment philosophy.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos High Income Opportunities Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	12.88%	5.49%	5.07%
With Sales Charge	10.39	4.47	4.56
Class C Shares – Inception 12/21/00
Without Sales Charge	12.11	4.72	4.29
With Sales Charge	11.11	4.72	4.29
Class I Shares – Inception 3/1/02	13.16	5.77	5.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.37%, Class C shares is 2.11% and Class I shares is 1.12%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2021 ("annual period"), the Fund returned 1.11% (Class I shares at net asset value) outperforming the -0.05% return of the Bloomberg 1-3 Year Government/Credit Bond Index.

Since its inception on September 19, 2018, the Fund has returned 3.15% on an annualized basis (Class I share at net asset value) versus the 2.68% return of the Bloomberg 1-3 Year Government/Credit Bond Index.

What factors influenced performance during the annual period?

Record corporate earnings, strong economic growth, a reopening economy, investor optimism, and extraordinary fiscal and monetary stimulus provided an atmosphere supportive of strong performance across risk assets over the annual period. Equity markets across capitalizations and geographies delivered robust returns, while credit spreads in developed economies traded near all-time tights, reflecting historically low default rates and continued economic expansion.

Although Covid lingers and variants of the virus continue to pose a threat, vaccination progress continues. Tens of millions of shots are being administered daily worldwide, and nearly 50% of the global population has now been fully vaccinated. Fiscal policy has always been an important consideration for investors, but the size and scope of Covid-related relief packages introduced over the annual period have been exceptional. While not specifically associated with Covid, further government spending packages, including the recently passed $1 trillion infrastructure bill, will inject massive sums into the domestic economy.

Over the course of the annual period, the Federal Reserve also provided a remarkable level of monetary stimulus by holding its overnight borrowing rate at 0.0% while purchasing over $1 trillion of Treasury and mortgage-backed securities to maintain easy financial conditions. Continued progress toward the Fed's goal of full employment is drawing us closer to a reduction of monetary stimulus, with the Fed expected to announce a taper of its asset purchases beginning in late 2021. Real interest rates, which measure the risk-free compensation an investor receives after inflation, have been negative since January 2020, providing support for risk assets. In 2010, real interest rates also crossed into negative territory, and remained there for 42 consecutive months, which helped fuel the longest economic expansion in post-WWII history. If real rates were to remain negative for now, this scenario would extend into the middle of 2023. This consideration is one of the factors contributing to the market's optimism for continued above-trend expansion.

To be sure, challenges exist, and inflation is primary among them. Higher inflation eats into the financial benefit of economic growth, impacting the amount of real consumption increases experienced by consumers. Headline inflation (inclusive of

OVERVIEW

Through its multi-sector fixed-income strategy, the fund invests predominantly in US issuers with the goal of generating a high level of current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

■  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

■  Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high-yield bonds, bank loans and preferreds provides additional opportunities.

■  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

■  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

www.calamos.com

Calamos Short-Term Bond Fund

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

ASSET ALLOCATION

Corporate Bonds	60.0%
Asset Backed Securities	11.9
Bank Loans	7.7
Municipal Obligations	4.7
US Government and Agency Securities	4.6
Residential Mortgage Backed Securities	1.5
Sovereign Bonds	0.4

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

energy and food prices) is measuring above 5%, the highest rate in 30 years. Inflation related to wages and housing, which have historically been signals of stickier inflation, are also climbing higher indicating that inflation may not be as transitory as many hoped. One source of inflation has been ongoing supply chain challenges stemming from the global economic shutdown that occurred at the onset of the Covid pandemic. The reopening of several industries has been stymied as component parts must be manufactured and delivered via congested ports and understaffed trucking companies. Despite these challenges, consumer demand as measured by personal spending and GDP growth is expanding at healthy levels, informing the market's expectations for continued strength.

Short-duration Treasury yields out to two years were relatively unchanged over the course of the annual period, although two-year rates increased by 35 basis points. This move occurred almost entirely in the last two months of the annual period, as expectations for a more aggressive taper and tightening path for the Fed took hold in the market, though no Fed communication would indicate a change from its latest projections indicating a 2023 liftoff for overnight rates.

The corporate component of the Bloomberg 1-3 Year Government/Credit Bond Index led with a 0.6% return, while the government-related sector returned 0.0%, and Treasury sectors trailed at -0.3%. The Fund held an overweight in corporate debt over the annual period. As a result, the overweight allocations to corporate bonds across financial, industrial and utility-related sectors were positive contributors to performance. The out-of-benchmark allocation to below-investment-grade credit also boosted performance as the short-duration, high-yield market recovered quickly from the spike in spreads during the first calendar quarter of 2020. Over the long-term, we continue to favor an overweight to corporate bonds, asset-backed securities, and taxable municipal bonds in the Calamos Short-Term Bond Fund because the additional yield in short-duration securities has historically helped generate superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 2.0 years versus the 1.9 years duration of the Bloomberg 1-3 Year Government/Credit Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high-yield ratings categories. These overweights lead to a lower overall credit quality of A- when compared with the AA quality of the benchmark. The selloff in two- and three-year Treasury rates coupled with the recovery of credit spreads in risk assets since March 2021 led to positive Fund returns during the annual period. The Fund remains overweight to corporate bonds and asset-backed securities. However, the weighting of corporate bonds was decreased during the most recent six-month period, as the team has moved into higher-yielding opportunities in term loans and taxable municipal bonds. The term-loan positions are floating rate in nature, which helps mitigate exposure to increases in short-term interest rates. The Fund continues to hold underweight positions in both Treasuries and Agencies. Within the corporate bond allocation, our largest overweight allocations are found in the consumer non-cyclical and technology sectors.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund

What are your closing thoughts for Fund shareholders?

In some ways, fixed-income markets at the end of the annual period look quite similar to the environment from earlier this year, but there are significant changes at play impacting our outlook on where interest rates and credit markets are headed into the last months of 2021, not least of which is our expectation of greater volatility, particularly in Treasury yields, in coming months and quarters.

One source of potential volatility was related to the leadership of the Federal Reserve. Jerome Powell's first term as Chair ends in early 2022 and following the resignation of two Federal Reserve presidents over ethical concerns related to personal trading, President Biden was pressured not to renominate Powell. A change at the helm of the Fed could have led to unknown shifts in policy or forward guidance. At the time of this writing in November, however, the president did renominate Powell to another four-year term, citing Powell's deft leadership in guiding the economy through the pandemic-induced recession and subsequent recovery. Uncertainty around fiscal policy is another potential driver of fourth-quarter 2021 interest-rate volatility. With an unknown price tag or timeline for approval of a social/climate spending package, the market is left to hypothesize what the related inflationary pressure might be. One thing is certain: even in a much-reduced form, no one will characterize the budget as austere.

Inflation will drive nominal GDP growth significantly higher as the economy moves from above-trend inflation driven by transitory factors to stickier components, namely shelter and wages. Despite higher-than-trend inflation expectations, we believe real interest rates will remain in negative or very low territory, which will support risk assets including investment-grade and high-yield credit markets.

Spreads in risk assets are trading near all-time tights, and while we do not see a catalyst for materially wider levels from here, further tightening at a broad level will prove more difficult. Our base case anticipates tight trading ranges in the coming quarter or two, emphasizing the need for active management and our bond-by-bond-driven investment philosophy.

www.calamos.com

Calamos Short-Term Bond Fund

GROWTH OF $1,000,000: SINCE INCEPTION (9/18/18) THROUGH 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	0.85%	2.89%
With Sales Charge	-1.46	2.14
Class I Shares – Inception 9/19/18	1.11	3.15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 0.68% and Class I shares is 0.42%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A and Class I are limited to 0.65% and 0.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares.

NOTES:

The Bloomberg 1-3 Year Government/Credit Index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg US 1-3 Year Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2021 to October 31, 2021, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2021 to October 31, 2021, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2021 and held through October 31, 2021.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$5.86	$9.66	$4.59	$4.23
Actual – Ending Balance	$1,021.90	$1,018.00	$1,022.70	$1,023.00
Hypothetical Expenses per $1,000*	$5.85	$9.65	$4.58	$4.23
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,020.67	$1,021.02
Annualized expense ratio(1),(2)	1.15%	1.90%	0.90%	0.83%
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000**	$6.05	$9.92	$4.76	$—
Actual – Ending Balance	$1,051.80	$1,048.80	$1,053.70	$—
Hypothetical Expenses per $1,000**	$5.96	$9.75	$4.69	$—
Hypothetical – Ending Value	$1,019.31	$1,015.53	$1,020.57	$—
Annualized expense ratio	1.17%	1.92%	0.92%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000**	$11.40	$15.07	$10.17	$—
Actual – Ending Balance	$957.20	$953.70	$958.30	$—
Hypothetical Expenses per $1,000**	$11.72	$15.50	$10.46	$—
Hypothetical – Ending Value	$1,013.56	$1,009.78	$1,014.82	$—
Annualized expense ratio(1),(2)	2.31%	3.06%	2.06%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000**	$5.58	$9.40	$4.30	$—
Actual – Ending Balance	$1,029.90	$1,026.10	$1,031.30	$—
Hypothetical Expenses per $1,000**	$5.55	$9.35	$4.28	$—
Hypothetical – Ending Value	$1,019.71	$1,015.93	$1,020.97	$—
Annualized expense ratio	1.09%	1.84%	0.84%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000**	$6.33	$10.10	$5.06	$—
Actual – Ending Balance	$1,008.10	$1,004.20	$1,009.40	$—
Hypothetical Expenses per $1,000**	$6.36	$10.16	$5.09	$—
Hypothetical – Ending Value	$1,018.90	$1,015.12	$1,020.16	$—
Annualized expense ratio	1.25%	2.00%	1.00%	—
CALAMOS TIMPANI SMALL CAP GROWTH FUND(a)
Actual Expenses per $1,000*	$6.68	$7.38	$5.40	$4.89
Actual – Ending Balance	$1,039.60	$1,037.50	$1,040.80	$1,041.20
Hypothetical Expenses per $1,000*	$6.61	$7.28	$5.35	$4.84
Hypothetical – Ending Value	$1,018.65	$1,010.60	$1,019.91	$1,020.42
Annualized expense ratio(3)	1.30%	2.05%	1.05%	0.95%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(a)  June 25, 2021 (commencement of operations) through October 31, 2021. Expenses for Class C of the Timpani Small Cap Growth Fund are equal to the Fund's annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 129/365.

(1)  Annualized Expense Ratios for Market Neutral Income Fund are adjusted to reflect fee waiver related to its investment in an affiliated fund.

(2)  Includes 0.11% and 0.67% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(3)  Annualized Expense Ratios for Hedged Equity Fund and Timpani Small Cap Growth Fund are adjusted to reflect an expense limitation agreement.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2021 and held through October 31, 2021.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS TIMPANI SMID GROWTH FUND
Actual Expenses per $1,000***	$7.08	$—	$5.77	$5.67
Actual – Ending Balance	$1,081.00	$—	$1,082.30	$1,082.30
Hypothetical Expenses per $1,000***	$6.87	$—	$5.60	$5.50
Hypothetical – Ending Value	$1,018.40	$—	$1,019.66	$1,019.76
Annualized expense ratio(4)	1.35%	—	1.10%	1.08%
CALAMOS GROWTH FUND
Actual Expenses per $1,000**	$6.82	$10.82	$5.48	$—
Actual – Ending Balance	$1,129.80	$1,125.80	$1,131.20	$—
Hypothetical Expenses per $1,000**	$6.46	$10.26	$5.19	$—
Hypothetical – Ending Value	$1,018.80	$1,015.02	$1,020.06	$—
Annualized expense ratio	1.27%	2.02%	1.02%	—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.50	$9.41	$4.20	$3.78
Actual – Ending Balance	$1,079.10	$1,075.10	$1,080.50	$1,081.10
Hypothetical Expenses per $1,000*	$5.35	$9.15	$4.08	$3.67
Hypothetical – Ending Value	$1,019.91	$1,016.13	$1,021.17	$1,021.58
Annualized expense ratio	1.05%	1.80%	0.80%	0.72%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000**	$7.21	$11.16	$5.89	$—
Actual – Ending Balance	$1,102.30	$1,097.90	$1,103.60	$—
Hypothetical Expenses per $1,000**	$6.92	$10.71	$5.65	$—
Hypothetical – Ending Value	$1,018.35	$1,014.57	$1,019.61	$—
Annualized expense ratio(4)	1.36%	2.11%	1.11%	—
CALAMOS SELECT FUND
Actual Expenses per $1,000**	$6.10	$10.06	$4.78	$—
Actual – Ending Balance	$1,104.60	$1,099.80	$1,105.60	$—
Hypothetical Expenses per $1,000**	$5.85	$9.65	$4.58	$—
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,020.67	$—
Annualized expense ratio(4)	1.15%	1.90%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$5.67	$9.53	$4.39	$3.93
Actual – Ending Balance	$1,046.80	$1,043.10	$1,048.40	$1,049.00
Hypothetical Expenses per $1,000*	$5.60	$9.40	$4.33	$3.87
Hypothetical – Ending Value	$1,019.66	$1,015.88	$1,020.92	$1,021.37
Annualized expense ratio(4)	1.10%	1.85%	0.85%	0.76%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

***  Expenses for all Fund Classes A, I, and R6 are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(4)  Annualized Expense Ratios for Timpani SMID Growth Fund, Dividend Growth Fund, Select Fund, and International Growth Fund are adjusted to reflect an expense limitation agreement.
www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2021 and held through October 31, 2021.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000**	$6.50	$10.21	$5.27	$—
Actual – Ending Balance	$969.50	$966.20	$971.10	$—
Hypothetical Expenses per $1,000**	$6.67	$10.46	$5.40	$—
Hypothetical – Ending Value	$1,018.60	$1,014.82	$1,019.86	$—
Annualized expense ratio(5)	1.31%	2.06%	1.06%	—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.37	$11.30	$6.06	$5.69
Actual – Ending Balance	$1,088.20	$1,085.00	$1,090.30	$1,090.20
Hypothetical Expenses per $1,000*	$7.12	$10.92	$5.85	$5.50
Hypothetical – Ending Value	$1,018.15	$1,014.37	$1,019.41	$1,019.76
Annualized expense ratio(5)	1.40%	2.15%	1.15%	1.08%
CALAMOS GLOBAL OPPORTUNITIES FUND (formerly, Calamos Global Growth and Income Fund)
Actual Expenses per $1,000**	$6.39	$10.29	$5.08	$—
Actual – Ending Balance	$1,076.40	$1,071.60	$1,076.50	$—
Hypothetical Expenses per $1,000**	$6.21	$10.01	$4.94	$—
Hypothetical – Ending Value	$1,019.05	$1,015.27	$1,020.32	$—
Annualized expense ratio(6)	1.22%	1.97%	0.97%	—
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000**	$4.56	$8.35	$3.30	$—
Actual – Ending Balance	$1,009.90	$1,007.10	$1,011.20	$—
Hypothetical Expenses per $1,000**	$4.58	$8.39	$3.31	$—
Hypothetical – Ending Value	$1,020.67	$1,016.89	$1,021.93	$—
Annualized expense ratio(6)	0.90%	1.65%	0.65%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000**	$5.10	$8.91	$3.83	$—
Actual – Ending Balance	$1,023.40	$1,020.30	$1,024.60	$—
Hypothetical Expenses per $1,000**	$5.09	$8.89	$3.82	$—
Hypothetical – Ending Value	$1,020.16	$1,016.38	$1,021.42	$—
Annualized expense ratio(6)	1.00%	1.75%	0.75%	—
CALAMOS SHORT-TERM BOND FUND
Actual Expenses per $1,000****	$3.27	$—	$2.02	$—
Actual – Ending Balance	$998.40	$—	$1,000.70	$—
Hypothetical Expenses per $1,000****	$3.31	$—	$2.04	$—
Hypothetical – Ending Value	$1,021.93	$—	$1,023.19	$—
Annualized expense ratio(6)	0.65%	—	0.40%	—

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

****  Expenses for all Fund Classes A and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(5)  Annualized Expense Ratios for Evolving World Growth Fund and Global Equity Fund are adjusted to reflect an expense limitation agreement.

(6)  Annualized Expense Ratios for Global Opportunities Fund (formerly, Global Growth and Income Fund), Total Return Bond Fund, High Income Opportunities Fund and Short-Term Bond Fund are adjusted to reflect fee waiver.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (36.5%)
		Communication Services (5.7%)
25,000,000	EUR	America Movil, BV 0.000%, 03/02/24	$29,533,485
15,000,000		Bandwidth, Inc. 0.250%, 03/01/26^~	17,451,000
7,500,000		0.500%, 04/01/28*	6,275,775
12,000,000		Bilibili, Inc. 1.375%, 04/01/26~	36,424,680
5,000,000		1.250%, 06/15/27	9,767,550
15,000,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	31,610,123
1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	11,740,118
2,500,000		Eventbrite, Inc. 5.000%, 12/01/25	4,557,875
1,953,000		0.750%, 09/15/26*	2,010,067
12,500,000		Hello Group, Inc. 1.250%, 07/01/25	11,173,250
20,000,000		iQIYI, Inc.^ 2.000%, 04/01/25~	17,871,200
19,667,000		4.000%, 12/15/26	17,225,735
10,000,000		JOYY, Inc. 1.375%, 06/15/26	9,085,700
10,000,000		0.750%, 06/15/25	9,233,100
5,000,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	7,655,800
15,500,000		Lyft, Inc.~ 1.500%, 05/15/25	21,602,505
18,000,000		Magnite, Inc.* 0.250%, 03/15/26	15,011,820
10,000,000		Match Group Financeco 2, Inc.* 0.875%, 06/15/26	18,168,300
15,000,000		Match Group Financeco 3, Inc.^~* 2.000%, 01/15/30	29,388,000
2,500,000		Radius Global Infrastructure, Inc.* 2.500%, 09/15/26	2,586,050
38,790,000		Sea, Ltd.~ 0.250%, 09/15/26	40,836,173
15,000,000		2.375%, 12/01/25	57,241,950
10,000,000		1.000%, 12/01/24	68,483,500
27,897,000		Snap, Inc.~ 0.000%, 05/01/27*	28,292,579
24,970,000		0.750%, 08/01/26^	59,693,282
10,000,000		0.250%, 05/01/25	24,696,400
55,000,000		Spotify USA, Inc.^~* 0.000%, 03/15/26	52,427,100
7,500,000		TechTarget, Inc.* 0.125%, 12/15/25	10,977,600
10,000,000		TripAdvisor, Inc.* 0.250%, 04/01/26	9,012,800
PRINCIPAL AMOUNT			VALUE
67,500,000		Twitter, Inc.~ 0.000%, 03/15/26*	$61,871,175
39,000,000		0.250%, 06/15/24	46,028,580
19,250,000		World Wrestling Entertainment, Inc.~ 3.375%, 12/15/23	48,134,817
18,000,000		Zillow Group, Inc. 0.750%, 09/01/24~	43,203,060
7,500,000		1.375%, 09/01/26	18,340,950
32,500,000		Zynga, Inc. 0.250%, 06/01/24~	36,921,625
17,500,000		0.000%, 12/15/26^*	16,898,175
			931,431,899
		Consumer Discretionary (7.8%)
8,625,000		2U, Inc. 2.250%, 05/01/25	11,047,763
56,393,000		Airbnb, Inc.^~* 0.000%, 03/15/26	55,459,696
5,000,000		American Eagle Outfitters, Inc.^ 3.750%, 04/15/25	14,234,450
15,000,000		Carnival Corp.^~ 5.750%, 04/01/23	34,560,000
3,009,000		Cheesecake Factory, Inc.^ 0.375%, 06/15/26	2,744,148
13,457,000		Chegg, Inc. 0.125%, 03/15/25^~	17,785,579
12,500,000		0.000%, 09/01/26	11,651,750
7,500,000		Cracker Barrel Old Country Store, Inc.* 0.625%, 06/15/26	7,359,675
15,000,000	EUR	Delivery Hero, SE 1.000%, 01/23/27	22,374,840
10,000,000	EUR	1.500%, 01/15/28	11,714,093
19,200,000		Dick's Sporting Goods, Inc.~ 3.250%, 04/15/25	73,086,144
49,456,000		DraftKings, Inc.~* 0.000%, 03/15/28	43,218,609
35,000,000		Etsy, Inc.~ 0.250%, 06/15/28*	44,533,650
30,000,000		0.125%, 10/01/26	86,804,400
7,941,000		Expedia Group, Inc.^* 0.000%, 02/15/26	8,570,960
10,000,000		Farfetch, Ltd.^~ 3.750%, 05/01/27	25,904,200
15,000,000		Fiverr International, Ltd.^ 0.000%, 11/01/25	16,599,450
6,500,000		Groupon, Inc.* 1.125%, 03/15/26	5,073,055
15,000,000		Guess?, Inc. 2.000%, 04/15/24	16,658,700
10,000,000		Li Auto, Inc.* 0.250%, 05/01/28	13,400,900

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT			VALUE
7,000,000		Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	$7,891,660
10,000,000		Meituan 0.000%, 04/27/27	10,058,600
12,500,000		MercadoLibre, Inc.^~ 2.000%, 08/15/28	42,291,500
7,500,000		National Vision Holdings, Inc. 2.500%, 05/15/25	15,478,500
27,500,000		NCL Corp. Ltd.~ 6.000%, 05/15/24	56,818,575
10,199,000		NIO, Inc.* 0.500%, 02/01/27	8,697,095
10,000,000		0.000%, 02/01/26^	8,931,700
10,000,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	13,257,151
37,500,000		Peloton Interactive, Inc.~* 0.000%, 02/15/26	33,510,375
10,000,000		Pinduoduo, Inc. 0.000%, 12/01/25^	9,388,600
6,750,000		0.000%, 10/01/24~	14,133,082
5,000,000		Porch Group, Inc.^* 0.750%, 09/15/26	5,507,600
3,500,000		Quotient Technology, Inc. 1.750%, 12/01/22	3,429,685
22,916,000		Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23~	30,913,913
5,000,000		2.875%, 11/15/23^*	6,270,900
10,245,000		Shake Shack, Inc.* 0.000%, 03/01/28	8,413,501
10,833,000		Stride, Inc. 1.125%, 09/01/27	10,916,089
16,822,000		Tesla, Inc.~ 2.000%, 05/15/24	301,872,136
7,764,000		Vail Resorts, Inc.^* 0.000%, 01/01/26	8,534,422
11,632,000		Vroom, Inc.* 0.750%, 07/01/26	9,001,074
35,000,000		Wayfair, Inc.~ 1.000%, 08/15/26	63,731,150
29,821,000		1.125%, 11/01/24	65,632,741
12,590,000		0.625%, 10/01/25	12,421,923
7,000,000		Winnebago Industries, Inc. 1.500%, 04/01/25	8,943,200
			1,278,827,234
		Consumer Staples (0.4%)
11,500,000		Beauty Health Company^* 1.250%, 10/01/26	13,079,065
36,755,000		Beyond Meat, Inc.~* 0.000%, 03/15/27	30,757,319
15,000,000		Herbalife Nutrition, Ltd. 2.625%, 03/15/24	15,620,550
PRINCIPAL AMOUNT			VALUE
4,000,000		Turning Point Brands, Inc. 2.500%, 07/15/24	$4,126,240
610,000,000	JPY	Yaoko Company, Ltd. 0.000%, 06/20/24	6,264,469
			69,847,643
		Energy (0.7%)
15,000,000		Chesapeake Energy Corp. 5.500%, 09/15/26	951,600
66,500,000		Pioneer Natural Resources Company~ 0.250%, 05/15/25	118,070,085
			119,021,685
		Financials (1.1%)
60,000,000		Coinbase Global, Inc.^~* 0.500%, 06/01/26	71,065,800
8,052,000		GSK Finance No 3, PLC* 0.000%, 06/22/23	7,914,713
5,000,000		Hope Bancorp, Inc. 2.000%, 05/15/38	4,891,550
25,000,000		JPMorgan Chase Bank NA 0.000%, 12/28/23	24,949,000
10,467,000		JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)§ 0.250%, 05/01/23	11,667,146
15,000,000		LendingTree, Inc. 0.500%, 07/15/25^	12,813,150
12,500,000		0.625%, 06/01/22~	12,859,125
5,000,000		Realogy Group, LLC / Realogy Co-Issuer Corp.* 0.250%, 06/15/26	5,089,800
10,000,000		SoFi Technologies, Inc.* 0.000%, 10/15/26	11,732,600
10,000,000		Upstart Holdings, Inc.* 0.250%, 08/15/26	13,982,000
			176,964,884
		Health Care (3.1%)
5,000,000		Accolade, Inc.* 0.500%, 04/01/26	5,337,550
10,500,000		Allscripts Healthcare Solutions, Inc. 0.875%, 01/01/27	12,659,745
4,000,000		Alphatec Holdings, Inc.* 0.750%, 08/01/26	3,838,920
10,000,000		Bridgebio Pharma, Inc. 2.500%, 03/15/27	14,405,300
10,000,000		2.250%, 02/01/29*	8,970,600
3,759,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	4,273,946
3,500,000		Collegium Pharmaceutical, Inc. 2.625%, 02/15/26	3,490,830
10,000,000		CONMED Corp. 2.625%, 02/01/24	17,168,900

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
15,000,000	Dexcom, Inc.~ 0.750%, 12/01/23	$56,728,050
5,000,000	Evolent Health, Inc. 1.500%, 10/15/25	5,634,700
4,000,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	3,967,720
5,000,000	Haemonetics Corp.* 0.000%, 03/01/26	4,390,100
19,000,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27*	16,788,020
10,000,000	1.250%, 12/01/24	16,813,000
17,000,000	Innoviva, Inc.~ 2.500%, 08/15/25	20,930,230
9,000,000	Insmed, Inc.^ 0.750%, 06/01/28	10,471,950
10,000,000	Insulet Corp. 0.375%, 09/01/26	14,830,700
5,000,000	Intercept Pharmaceuticals, Inc. 2.000%, 05/15/26	3,076,000
11,243,000	Ionis Pharmaceuticals, Inc. 0.125%, 12/15/24	10,200,324
9,500,000	Ironwood Pharmaceuticals, Inc. 1.500%, 06/15/26	11,397,530
7,500,000	0.750%, 06/15/24	8,793,525
2,423,000	2.250%, 06/15/22	2,589,242
22,500,000	Jazz Investments I, Ltd.~ 2.000%, 06/15/26	26,228,925
20,000,000	Livongo Health, Inc.^ 0.875%, 06/01/25	29,221,000
5,000,000	Mesa Laboratories, Inc. 1.375%, 08/15/25	6,151,800
7,000,000	Natera, Inc.^~ 2.250%, 05/01/27	21,510,370
10,000,000	NeoGenomics, Inc.^ 0.250%, 01/15/28	10,100,400
7,500,000	Neurocrine Biosciences, Inc.~ 2.250%, 05/15/24	10,616,475
15,000,000	Novocure, Ltd.~* 0.000%, 11/01/25	15,354,600
10,000,000	NuVasive, Inc.^ 0.375%, 03/15/25	9,484,200
27,500,000	Oak Street Health, Inc.* 0.000%, 03/15/26	25,725,150
12,500,000	Omnicell, Inc. 0.250%, 09/15/25	23,356,750
2,500,000	OPKO Health, Inc. 4.500%, 02/15/25	3,114,500
11,233,000	Pacira BioSciences, Inc.^ 0.750%, 08/01/25	11,856,319
4,000,000	Revance Therapeutics, Inc. 1.750%, 02/15/27	3,303,080
20,000,000	Sarepta Therapeutics, Inc.~ 1.500%, 11/15/24	27,053,400
PRINCIPAL AMOUNT		VALUE
12,500,000	SmileDirectClub, Inc.* 0.000%, 02/01/26	$8,686,875
10,000,000	Supernus Pharmaceuticals, Inc. 0.625%, 04/01/23	9,933,900
5,000,000	Tabula Rasa HealthCare, Inc. 1.750%, 02/15/26	4,189,650
7,400,000	Tilray, Inc. 5.000%, 10/01/23	7,274,052
5,000,000	Travere Therapeutics, Inc. 2.500%, 09/15/25	5,320,700
2,000,000	Vocera Communications, Inc.* 0.500%, 09/15/26	2,293,080
		517,532,108
	Industrials (0.8%)
4,750,000	Aerojet Rocketdyne Holdings, Inc.~ 2.250%, 12/15/23	8,147,295
10,285,000	Air Canada 4.000%, 07/01/25	14,570,760
10,000,000	American Airlines Group, Inc.^ 6.500%, 07/01/25	14,629,000
11,250,000	FTI Consulting, Inc.^ 2.000%, 08/15/23	16,620,525
6,600,000	Greenbrier Companies, Inc.^* 2.875%, 04/15/28	6,871,458
5,000,000	John Bean Technologies Corp.* 0.250%, 05/15/26	5,463,300
8,467,000	Middleby Corp. 1.000%, 09/01/25	12,755,281
30,000,000	Southwest Airlines Company~ 1.250%, 05/01/25	42,194,700
10,000,000	Spirit Airlines, Inc.^ 1.000%, 05/15/26	9,102,600
9,500,000	Upwork, Inc.* 0.250%, 08/15/26	10,182,195
		140,537,114
	Information Technology (15.7%)
7,500,000	8x8, Inc.^ 0.500%, 02/01/24	8,360,175
43,500,000	Akamai Technologies, Inc.~ 0.375%, 09/01/27	47,882,190
40,000,000	0.125%, 05/01/25	49,006,000
10,000,000	Altair Engineering, Inc.~ 0.250%, 06/01/24	17,142,800
10,000,000	Alteryx, Inc. 1.000%, 08/01/26^	9,373,200
10,000,000	0.500%, 08/01/24	9,489,700
29,000,000	Avalara, Inc.~* 0.250%, 08/01/26	30,403,600
5,000,000	Avaya Holdings Corp. 2.250%, 06/15/23	5,177,650
7,500,000	Benefitfocus, Inc. 1.250%, 12/15/23	7,162,050

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
11,398,000	Bentley Systems, Inc.* 0.125%, 01/15/26	$12,968,986
2,500,000	BigCommerce Holdings, Inc.* 0.250%, 10/01/26	2,482,825
50,000,000	Bill.com Holdings, Inc.~* 0.000%, 12/01/25	96,874,000
50,000,000	Blackline, Inc.~ 0.000%, 03/15/26*	51,062,500
24,000,000	0.125%, 08/01/24	42,807,120
25,000,000	Box, Inc.* 0.000%, 01/15/26	29,888,000
3,000,000	CalAmp Corp. 2.000%, 08/01/25	2,749,260
17,500,000	Ceridian HCM Holding, Inc.* 0.250%, 03/15/26	20,115,200
20,000,000	Cloudflare, Inc. 0.000%, 08/15/26^*	25,240,200
6,898,000	0.750%, 05/15/25	35,935,476
32,876,000	Coupa Software, Inc.~ 0.125%, 06/15/25^	51,373,024
23,000,000	0.375%, 06/15/26	25,329,900
11,000,000	CSG Systems International, Inc.~ 4.250%, 03/15/36	11,392,920
10,000,000	CyberArk Software, Ltd. 0.000%, 11/15/24	12,961,100
2,500,000	Cypress Semiconductor Corp. 4.500%, 01/15/22	4,510,325
13,500,000	Datadog, Inc.~ 0.125%, 06/15/25	25,606,935
27,750,000	Dropbox, Inc.~* 0.000%, 03/01/28	30,448,965
23,000,000	0.000%, 03/01/26	24,450,610
11,000,000	Enphase Energy, Inc.* 0.000%, 03/01/28	12,252,900
10,000,000	0.000%, 03/01/26	10,844,300
26,000,000	Envestnet, Inc.* 0.750%, 08/15/25	26,654,680
8,000,000	Everbridge, Inc.* 0.000%, 03/15/26	8,879,680
50,000,000	Fastly, Inc.~* 0.000%, 03/15/26	44,684,500
5,000,000	fuboTV, Inc.* 3.250%, 02/15/26	4,865,500
5,200,000	GDS Holdings, Ltd. 2.000%, 06/01/25	7,142,252
20,000,000	Guidewire Software, Inc.^~ 1.250%, 03/15/25	24,919,600
2,500,000	i3 Verticals, LLC 1.000%, 02/15/25	2,290,325
6,500,000	II-VI, Inc.^ 0.250%, 09/01/22	8,763,755
15,000,000	Infinera Corp.~ 2.125%, 09/01/24	16,094,700
PRINCIPAL AMOUNT		VALUE
13,000,000	Insight Enterprises, Inc. 0.750%, 02/15/25	$18,944,120
15,000,000	Itron, Inc.* 0.000%, 03/15/26	14,091,000
5,000,000	Jamf Holding Corp.^* 0.125%, 09/01/26	5,830,000
6,000,000	Lenovo Group, Ltd. 3.375%, 01/24/24	8,341,260
17,500,000	LivePerson, Inc. 0.000%, 12/15/26*	17,135,650
7,500,000	0.750%, 03/01/24	11,105,550
28,000,000	Lumentum Holdings, Inc. 0.500%, 12/15/26~	30,527,000
20,000,000	0.250%, 03/15/24	29,049,400
15,500,000	Mandiant, Inc. 0.875%, 06/01/24	16,348,160
5,000,000	1.625%, 06/01/35	4,969,550
15,000,000	Medallia, Inc. 0.125%, 09/15/25	16,197,000
29,523,000	MicroStrategy, Inc.* 0.000%, 02/15/27~	24,443,273
9,601,000	0.750%, 12/15/25^	18,610,770
50,500,000	MongoDB, Inc.~ 0.250%, 01/15/26	126,882,260
15,000,000	New Relic, Inc.~ 0.500%, 05/01/23	15,722,100
20,000,000	Nice Systems, Inc.~ 1.250%, 01/15/24	67,998,400
10,000,000	Nova, Ltd. 0.000%, 10/15/25	15,287,000
6,000,000	Nuance Communications, Inc.~ 1.250%, 04/01/25	16,874,460
11,460,000	Nutanix, Inc.* 0.250%, 10/01/27	10,849,067
43,500,000	Okta, Inc.~ 0.375%, 06/15/26	54,515,070
37,500,000	0.125%, 09/01/25	54,499,500
10,000,000	OSI Systems, Inc.~ 1.250%, 09/01/22	10,384,600
52,925,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	102,081,740
50,000,000	0.375%, 06/01/25	87,595,000
4,500,000	PAR Technology Corp. 2.875%, 04/15/26	7,501,455
32,500,000	Pegasystems, Inc.~ 0.750%, 03/01/25	35,490,975
5,000,000	Perficient, Inc. 1.250%, 08/01/25	12,144,600
12,500,000	Progress Software Corp.^* 1.000%, 04/15/26	13,370,250
5,000,000	PROS Holdings, Inc. 1.000%, 05/15/24	4,566,550
2,000,000	2.250%, 09/15/27	2,056,500

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
20,000,000	Q2 Holdings, Inc. 0.125%, 11/15/25*	$18,305,000
5,625,000	0.750%, 06/01/26	6,278,569
12,500,000	Rapid7, Inc.* 0.250%, 03/15/27	17,186,875
7,500,000	Repay Holdings Corp.* 0.000%, 02/01/26	6,962,475
24,500,000	RingCentral, Inc. 0.000%, 03/15/26	23,903,670
17,500,000	Sailpoint Technologies Holdings, Inc.~ 0.125%, 09/15/24	30,881,550
17,500,000	Shift4 Payments, Inc.* 0.500%, 08/01/27^	16,300,025
15,000,000	0.000%, 12/15/25	16,265,400
10,426,000	Shopify, Inc.^ 0.125%, 11/01/25	13,207,970
30,000,000	Silicon Laboratories, Inc.~ 0.625%, 06/15/25	48,242,700
5,000,000	SMART Global Holdings, Inc. 2.250%, 02/15/26	7,441,800
40,000,000	Splunk, Inc. 0.500%, 09/15/23~	50,028,800
27,500,000	1.125%, 09/15/25~	35,929,850
10,000,000	1.125%, 06/15/27	10,436,000
35,000,000	Square, Inc. 0.500%, 05/15/23~	114,357,250
20,000,000	0.125%, 03/01/25^~	42,897,600
10,000,000	0.000%, 05/01/26^*	11,811,900
15,000,000	Teradyne, Inc.~ 1.250%, 12/15/23	64,519,500
22,000,000	Tyler Technologies, Inc.~* 0.250%, 03/15/26	26,804,360
10,000,000	Verint Systems, Inc.^* 0.250%, 04/15/26	9,947,100
10,000,000	Vishay Intertechnology, Inc. 2.250%, 06/15/25	10,190,800
3,058,000	Vnet Group, Inc.^* 0.000%, 02/01/26	2,534,593
10,000,000	Weibo Corp.^ 1.250%, 11/15/22	9,806,300
4,217,000	Wix.com, Ltd. 0.000%, 07/01/23	5,997,375
10,000,000	Wolfspeed, Inc.^ 1.750%, 05/01/26	26,090,300
50,000,000	Workday, Inc.~ 0.250%, 10/01/22	98,916,000
17,500,000	Workiva, Inc.~ 1.125%, 08/15/26	34,636,175
36,000,000	Zendesk, Inc.~ 0.625%, 06/15/25	42,227,640
10,000,000	0.250%, 03/15/23	16,725,000
22,500,000	Zscaler, Inc.~ 0.125%, 07/01/25	48,609,450
		2,578,441,190
PRINCIPAL AMOUNT			VALUE
		Materials (0.3%)
10,000,000		Allegheny Technologies, Inc. 3.500%, 06/15/25	$13,234,100
20,000,000	CHF	Sika, AG 0.150%, 06/05/25	35,934,906
			49,169,006
		Real Estate (0.7%)
17,700,000		IH Merger Sub, LLC~ 3.500%, 01/15/22	32,152,050
10,500,000	EUR	IMMOFINANZ, AG 1.500%, 01/24/24	13,559,601
7,500,000		iStar, Inc. 3.125%, 09/15/22	13,739,100
12,500,000		Opendoor Technologies, Inc.* 0.250%, 08/15/26	17,428,625
20,000,000		Redfin Corp.^ 0.500%, 04/01/27*	18,182,600
15,000,000		0.000%, 10/15/25	15,302,700
			110,364,676
		Utilities (0.2%)
12,500,000		NextEra Energy Partners, LP^* 0.000%, 06/15/24	13,106,000
10,000,000		Sunnova Energy International, Inc.* 0.250%, 12/01/26	14,254,800
			27,360,800
		TOTAL CONVERTIBLE BONDS (Cost $4,594,408,292)	5,999,498,239
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (2.5%)
		Communication Services (0.1%)
21,292		2020 Cash Mandatory Exchangeable Trust~* 5.250%, 06/01/23	22,327,920
		Consumer Discretionary (0.1%)
116,491		Aptiv, PLC 5.500%, 06/15/23	22,506,061
		Consumer Staples (0.0%)
100,000		Energizer Holdings, Inc.^ 7.500%, 01/15/22	7,987,000
		Financials (0.2%)
15,000		2020 Mandatory Exchangeable Trust^~* 6.500%, 05/16/23	25,650,960
		Health Care (0.5%)
590,000		Avantor, Inc.~ 6.250%, 05/15/22	73,030,200
3,500		Danaher Corp. 4.750%, 04/15/22	7,298,375
			80,328,575

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
	Industrials (0.5%)
178,572	Clarivate, PLC 5.250%, 06/01/24	$16,419,696
230,000	Colfax Corp.~ 5.750%, 01/15/22	48,001,000
47,143	RBC Bearings, Inc. 5.000%, 10/15/24	5,637,831
104,200	Stanley Black & Decker, Inc.^~ 5.250%, 11/15/22	11,245,264
		81,303,791
	Information Technology (0.1%)
50,000	II-VI, Inc.^ 6.000%, 07/01/23	12,835,000
	Utilities (1.0%)
400,000	American Electric Power Company, Inc. 6.125%, 08/15/23~	20,656,000
99,780	6.125%, 03/15/22^	4,962,059
300,000	DTE Energy Company^ 6.250%, 11/01/22	15,144,000
308,881	Essential Utilities, Inc.~ 6.000%, 04/30/22	17,840,967
650,000	NextEra Energy, Inc. 4.872%, 09/01/22^~	41,093,000
300,000	6.219%, 09/01/23	16,440,000
205,000	5.279%, 03/01/23	11,166,350
150,000	PG&E Corp. 5.500%, 08/16/23	16,965,000
400,000	Southern Company^~ 6.750%, 08/01/22	20,476,000
		164,743,376
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $319,948,175)	417,682,683
COMMON STOCKS (56.4%)
	Communication Services (5.5%)
148,051	Activision Blizzard, Inc.	11,576,108
56,367	Alphabet, Inc. - Class A~#	166,898,177
65,241	Alphabet, Inc. - Class C~#	193,466,314
1,457,974	AT&T, Inc.~	36,828,423
30,474	Charter Communications, Inc.#	20,566,598
1,004,840	Comcast Corp. - Class A~	51,678,921
181,632	Fox Corp. - Class A	7,218,056
633,014	Meta Platforms, Inc. - Class A~#	204,824,340
111,746	Netflix, Inc.#	77,139,381
173,673	Twitter, Inc.#	9,298,452
935,331	Verizon Communications, Inc.~	49,563,190
453,669	Walt Disney Company~#	76,701,818
		905,759,778
NUMBER OF SHARES		VALUE
	Consumer Discretionary (5.7%)
100,491	Amazon.com, Inc.~#	$338,898,863
147,002	Aptiv, PLC#	25,415,176
8,418	Booking Holdings, Inc.~#	20,378,126
10,695	Chipotle Mexican Grill, Inc. - Class A#	19,026,726
64,210	Darden Restaurants, Inc.~	9,255,229
55,695	Dollar General Corp.~	12,337,556
195,061	DR Horton, Inc.~	17,413,095
182,914	eBay, Inc.	14,033,162
59,962	Expedia Group, Inc.#	9,858,352
644,462	Ford Motor Company~	11,007,411
232,302	General Motors Company#	12,644,198
242,835	Home Depot, Inc.~	90,271,483
131,710	Leggett & Platt, Inc.	6,170,614
196,452	Lowe's Companies, Inc.~	45,934,407
171,969	McDonald's Corp.	42,226,988
213,056	MGM Resorts International	10,047,721
53,188	Mohawk Industries, Inc.~#	9,425,446
362,373	NIKE, Inc. - Class B~	60,621,379
26,403	O'Reilly Automotive, Inc.#	16,431,115
53,069	PVH Corp.~#	5,802,034
110,876	Ross Stores, Inc.~	12,551,163
167,016	Royal Caribbean Cruises, Ltd.#	14,101,161
269,284	Starbucks Corp.~	28,562,954
121,820	Target Corp.~	31,626,908
24,499	Tesla, Inc.#	27,291,886
304,712	TJX Companies, Inc.~	19,955,589
33,521	Ulta Beauty, Inc.#	12,314,275
238,866	VF Corp.	17,408,554
		941,011,571
	Consumer Staples (2.9%)
451,381	Altria Group, Inc.~	19,910,416
183,601	Archer-Daniels-Midland Company~	11,794,528
117,993	Church & Dwight Company, Inc.	10,307,869
782,894	Coca-Cola Company	44,131,735
181,929	Colgate-Palmolive Company~	13,861,171
91,195	Constellation Brands, Inc. - Class A	19,771,988
72,254	Costco Wholesale Corp.~	35,515,731
198,995	General Mills, Inc.	12,297,891
146,668	Kellogg Company~	8,990,748
109,313	Kimberly-Clark Corp.	14,154,940
252,805	Kraft Heinz Company	9,073,171
262,023	Kroger Company	10,486,160
516,052	Mondelez International, Inc. - Class A	31,344,999

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
113,586	Monster Beverage Corp.#	$9,654,810
240,730	PepsiCo, Inc.~	38,901,968
431,236	Philip Morris International, Inc.~	40,769,051
423,533	Procter & Gamble Company	60,560,984
28,500	Sanderson Farms, Inc.	5,399,325
196,861	Sysco Corp.	15,138,611
184,599	Walgreens Boots Alliance, Inc.	8,679,845
400,586	Walmart, Inc.~	59,855,560
		480,601,501
	Energy (1.5%)
5,867	Chesapeake Energy Corp.^	373,963
468,347	Chevron Corp.~	53,621,048
300,595	ConocoPhillips~	22,391,321
89,968	EOG Resources, Inc.~	8,318,441
552,004	Exxon Mobil Corp.~	35,587,698
210,200	Hess Corp.	17,356,214
622,653	Kinder Morgan, Inc.	10,429,438
409,747	Marathon Petroleum Corp.	27,014,620
193,251	Occidental Petroleum Corp.	6,479,706
124,816	ONEOK, Inc.	7,940,794
87,604	Phillips 66~	6,551,027
126,421	Pioneer Natural Resources Company	23,638,199
277,722	Schlumberger, NV	8,959,312
84,755	Valero Energy Corp.~	6,554,104
314,169	Williams Companies, Inc.	8,825,007
		244,040,892
	Financials (5.9%)
154,763	Aflac, Inc.~	8,306,130
120,742	Allstate Corp.~	14,932,163
213,032	American Express Company~	37,020,701
441,477	American International Group, Inc.~	26,086,876
60,498	Ameriprise Financial, Inc.	18,278,261
107,933	Arthur J Gallagher & Company	18,097,126
90,746	Assurant, Inc.	14,638,237
66,000	Athene Holding, Ltd.#	5,742,660
200,000	B Riley Principal 250 Merger Corp.#	2,024,000
2,453,728	Bank of America Corp.~	117,239,124
225,319	Bank of New York Mellon Corp.	13,338,885
325,728	Berkshire Hathaway Inc - Class B~#	93,487,193
23,377	BlackRock, Inc.~	22,055,264
113,992	Capital One Financial Corp.~	17,216,212
107,286	Cboe Global Markets, Inc.	14,155,315
423,448	Charles Schwab Corp.~	34,735,439
NUMBER OF SHARES		VALUE
139,110	Chubb, Ltd.~	$27,179,312
420,440	Citigroup, Inc.~	29,077,630
48,621	CME Group, Inc.	10,723,362
136,749	Discover Financial Services	15,496,397
98,335	First Republic Bank	21,272,811
131,060	Goldman Sachs Group, Inc.~	54,173,651
592,825	JPMorgan Chase & Company~	100,715,039
7,725	LendingTree, Inc.	1,174,112
60,140	M&T Bank Corp.	8,847,797
166,848	Marsh & McLennan Companies, Inc.	27,830,246
181,790	MetLife, Inc.~	11,416,412
306,897	Morgan Stanley~	31,542,874
96,328	Northern Trust Corp.	11,852,197
72,394	Prudential Financial, Inc.~	7,966,960
62,840	S&P Global, Inc.	29,796,214
90,978	State Street Corp.~	8,965,882
80,692	Travelers Companies, Inc.~	12,981,729
162,599	Truist Financial Corp.	10,320,158
183,983	US Bancorp	11,107,054
1,144,248	Wells Fargo & Company~	58,539,728
290,369	Zions Bancorp NA	18,290,343
		966,623,494
	Health Care (7.0%)
313,057	Abbott Laboratories~	40,349,917
392,698	AbbVie, Inc.~	45,030,680
43,476	Acceleron Pharma, Inc.	7,572,650
207,268	Agilent Technologies, Inc.	32,642,637
36,634	Align Technology, Inc.#	22,873,171
88,029	Amgen, Inc.~	18,219,362
231,672	Baxter International, Inc.	18,292,821
75,240	Becton Dickinson and Company	18,026,752
45,018	Biogen, Inc.~#	12,005,400
705,551	Boston Scientific Corp.#	30,430,415
636,634	Bristol-Myers Squibb Company~	37,179,426
142,543	Centene Corp.#	10,154,763
735,000	Change Healthcare, Inc.~#	15,824,550
60,659	Cigna Corp.	12,957,369
267,953	CVS Health Corp.~	23,922,844
181,839	Danaher Corp.	56,691,945
205,747	Edwards Lifesciences Corp.~#	24,652,606
222,158	Eli Lilly & Company	56,596,972
284,606	Gilead Sciences, Inc.	18,465,237
61,295	HCA Healthcare, Inc.	15,351,946
43,000	Hill-Rom Holdings, Inc.	6,660,700
37,177	Humana, Inc.	17,218,899
33,802	Illumina, Inc.#	14,029,858
126,056	Intersect ENT, Inc.	3,399,730

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
102,488	Intuitive Surgical, Inc.#	$37,011,491
493,077	Johnson & Johnson~	80,312,382
445,316	Kadmon Holdings, Inc.	4,208,236
55,143	Laboratory Corp. of America Holdings~#	15,827,144
56,516	McKesson Corp.	11,748,546
327,657	Medtronic, PLC	39,272,968
545,181	Merck & Company, Inc.	48,003,187
67,909	Moderna, Inc.#	23,442,866
57,815	Organon & Company	2,124,701
1,188,602	Pfizer, Inc.~	51,989,451
197,062	PPD, Inc.#	9,295,415
73,560	Quest Diagnostics, Inc.~	10,797,137
14,942	Regeneron Pharmaceuticals, Inc.~#	9,561,983
68,071	Soliton, Inc.	1,401,582
53,296	Stryker Corp.~	14,180,467
106,789	Thermo Fisher Scientific, Inc.~	67,604,912
257,596	UnitedHealth Group, Inc.~	118,615,230
90,967	Vertex Pharmaceuticals, Inc.#	16,822,527
57,626	Zimmer Biomet Holdings, Inc.	8,247,433
74,300	Zoetis, Inc.	16,063,660
		1,145,081,968
	Industrials (4.2%)
121,462	3M Company	21,702,830
100,000	Aerojet Rocketdyne Holdings, Inc.	4,401,000
63,675	Allegion, PLC	8,169,503
117,683	Boeing Company~#	24,363,911
349,362	Carrier Global Corp.	18,247,177
174,411	Caterpillar, Inc.~	35,581,588
915,705	CSX Corp.~	33,121,050
62,916	Deere & Company	21,536,776
211,442	Delta Air Lines, Inc.~#	8,273,725
92,641	Eaton Corp., PLC	15,263,531
245,544	Emerson Electric Company~	23,820,223
46,422	FedEx Corp.	10,933,774
133,832	Fortune Brands Home & Security, Inc.	13,570,565
53,967	General Dynamics Corp.	10,941,809
233,115	General Electric Company	24,446,770
204,298	Honeywell International, Inc.	44,663,629
90,336	IHS Markit, Ltd.	11,808,722
76,993	Illinois Tool Works, Inc.~	17,544,395
211,400	Johnson Controls International, PLC	15,510,418
81,282	L3Harris Technologies, Inc.	18,738,752
44,122	Lockheed Martin Corp.	14,662,623
181,830	Masco Corp.	11,918,957
NUMBER OF SHARES		VALUE
48,435	Norfolk Southern Corp.	$14,193,877
43,856	Northrop Grumman Corp.	15,666,240
81,258	Otis Worldwide Corp.	6,525,830
127,843	PACCAR, Inc.	11,457,290
151,059	Pentair, PLC	11,173,834
436,175	Raytheon Technologies Corp.~	38,758,511
402,993	Southwest Airlines Company~#	19,053,509
82,786	Spirit Airlines, Inc.#	1,808,874
89,590	Stanley Black & Decker, Inc.	16,102,011
10,856	Teledyne Technologies, Inc.#	4,876,732
231,096	Union Pacific Corp.~	55,786,574
146,576	United Parcel Service Inc - Class B	31,289,579
71,679	Verisk Analytics, Inc.	15,071,943
136,953	Waste Management, Inc.	21,943,979
87,200	Welbilt, Inc.	2,063,152
100,840	Xylem Inc/NY	13,168,696
		688,162,359
	Information Technology (14.6%)
120,806	Accenture, PLC - Class A~	43,343,985
104,878	Adobe, Inc.#	68,208,456
293,787	Advanced Micro Devices, Inc.#	35,322,011
186,676	Amphenol Corp. - Class A~	14,331,116
3,346,656	Apple, Inc.~	501,329,069
389,495	Applied Materials, Inc.~	53,224,492
54,822	Autodesk, Inc.#	17,412,015
121,425	Automatic Data Processing, Inc.	27,258,698
96,257	Broadcom, Inc.	51,176,959
1,148,086	Cisco Systems, Inc.~	64,258,373
79,644	Citrix Systems, Inc.	7,544,676
157,902	Cognizant Technology Solutions Corp. - Class A~	12,330,567
12,000	Coherent, Inc.	3,052,800
130,000	DouYu International Holdings, Ltd.#	409,500
22,095	Enphase Energy, Inc.#	5,117,865
214,219	Fidelity National Information Services, Inc.	23,722,612
143,442	Fiserv, Inc.#	14,127,603
53,323	Gartner, Inc.#	17,698,437
81,303	Global Payments, Inc.	11,625,516
307,281	HP, Inc.	9,319,833
884,579	Intel Corp.~	43,344,371
145,965	International Business Machines Corp.	18,260,221
55,151	Intuit, Inc.	34,523,974
54,201	Jack Henry & Associates, Inc.	9,023,382
23,086	Lam Research Corp.	13,010,577
164,056	Mastercard, Inc. - Class A	55,044,069

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
368,816	Micron Technology, Inc.~	$25,485,186
1,702,091	Microsoft Corp.~	564,447,417
87,667	NetApp, Inc.	7,828,663
637,023	NVIDIA Corp.	162,867,670
309,688	Oracle Corp.	29,711,467
113,963	Paychex, Inc.	14,049,359
45,478	Paycom Software, Inc.#	24,915,122
314,547	PayPal Holdings, Inc.#	73,160,487
262,870	QUALCOMM, Inc.	34,972,225
249,662	salesforce.com, Inc.#	74,821,205
38,551	ServiceNow, Inc.#	26,899,346
207,000	STMicroelectronics, NV	9,072,810
9,683	Synaptics, Inc.	1,884,021
79,129	TE Connectivity, Ltd.	11,552,834
142,195	Texas Instruments, Inc.~	26,658,719
440,753	Visa, Inc. - Class A^~	93,338,263
79,854	Western Digital Corp.#	4,175,566
366,194	Western Union Company	6,672,055
300,110	Xilinx, Inc.~	54,019,800
		2,400,553,392
	Materials (1.2%)
72,399	Air Products and Chemicals, Inc.~	21,705,944
59,026	Avery Dennison Corp.	12,851,141
163,777	Ball Corp.	14,982,320
205,752	Corteva, Inc.	8,878,199
205,751	Dow, Inc.	11,515,883
185,279	DuPont de Nemours, Inc.	12,895,418
78,353	Forterra, Inc.#	1,866,368
563,795	Freeport-McMoRan, Inc.	21,266,347
14,697	International Flavors & Fragrances, Inc.	2,167,073
158,163	Linde, PLC	50,485,630
184,750	Newmont Corp.	9,976,500
88,900	PPG Industries, Inc.	14,274,673
53,250	Sherwin-Williams Company	16,859,483
		199,724,979
	Real Estate (1.2%)
61,392	Alexandria Real Estate Equities, Inc.	12,532,563
84,707	American Tower Corp.~	23,884,833
56,476	AvalonBay Communities, Inc.~	13,366,740
78,258	Crown Castle International Corp.	14,109,917
67,006	Digital Realty Trust, Inc.	10,574,217
16,227	Equinix, Inc.	13,583,135
54,524	Federal Realty Investment Trust	6,561,963
73,186	Mid-America Apartment Communities, Inc.	14,945,313
115,023	Prologis, Inc.~	16,673,734
40,302	Public Storage~	13,387,518
NUMBER OF SHARES		VALUE
139,723	Realty Income Corp.	$9,980,414
113,964	Regency Centers Corp.	8,024,205
92,443	Simon Property Group, Inc.	13,550,295
177,300	UDR, Inc.	9,845,469
143,389	Welltower, Inc.	11,528,476
273,858	Weyerhaeuser Company	9,782,208
		202,331,000
	Special Purpose Acquisition Companies (5.6%)#
500,000	10X Capital Venture Acquisition Corp. II	5,040,000
65,000	ABG Acquisition Corp. I	634,725
500,000	Accelerate Acquisition Corp.	5,040,000
160,000	Accretion Acquisition Corp.	1,622,400
616,403	Acropolis Infrastructure Acquisition Corp.	6,145,538
50,000	Advanced Merger Partners, Inc.	493,500
125,000	Aesther Healthcare Acquisition Corp.	1,268,750
750,000	AF Acquisition Corp.	7,451,250
500,000	African Gold Acquisition Corp.	5,055,000
550,000	Agile Growth Corp.	5,513,750
10,000	Alpha Capital Acquisition Company	100,550
750,000	Alpha Partners Technology Merger Corp.	7,451,250
1,000,000	AltC Acquisition Corp - Class A	10,160,000
1,500,000	Altenergy Acquisition Corp.	15,075,000
10,000	Altimar Acquisition Corp. III	99,900
600,000	AMCI Acquisition Corp. II	5,973,000
500,000	Angel Pond Holdings Corp.	4,975,000
485,000	Anthemis Digital Acquisitions I Corp.	4,874,250
300,000	Anzu Special Acquisition Corp. I	2,991,000
10,000	Apollo Strategic Growth Capital II	99,600
350,000	Arbor Rapha Capital Bioholdi	3,528,000
25,100	Arctos NorthStar Acquisition Corp.	249,494
100,000	Ares Acquisition Corp.	1,005,000
150,000	Argus Capital Corp.	1,525,500
125,000	Aries I Acquisition Corp.	1,295,000
100,000	Arrowroot Acquisition Corp.	1,002,000
600,000	Artisan Acquisition Corp.	6,108,000
511,397	Astrea Acquisition Corp.	5,280,174
300,000	Athena Consumer Acquisition Corp.	3,052,500
400,000	Athena Technology Acquisition Corp.	4,000,000
240,000	Atlantic Coastal Acquisition Corp.	2,383,200
25,000	Atlas Crest Investment Corp. II	249,250

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
300,000	Austerlitz Acquisition Corp. II	$3,028,020
250,000	Avalon Acquisition, Inc.	2,525,000
600,000	Avista Public Acquisition Corp. II	6,090,000
500,000	AxonPrime Infrastructure Acquisition Corp.	4,975,000
600,000	Banner Acquisition Corp.	5,982,000
600,000	Belong Acquisition Corp.	5,970,000
500,000	Berenson Acquisition Corp. I	4,955,000
119,900	Big Sky Growth Partners, Inc.	1,199,000
500,000	Bilander Acquisition Corp.	4,975,000
225,500	Black Mountain Acquisition Corp.	2,277,550
481,099	Black Spade Acquisition Company	4,810,990
141,132	Blue Whale Acquisition Corp. I	1,413,437
100,000	BlueRiver Acquisition Corp.	999,000
30,000	Broadscale Acquisition Corp.	299,250
500,000	Build Acquisition Corp.	4,980,000
500,000	BYTE Acquisition Corp.	5,055,000
750,000	Cactus Acquisition Corp.	7,530,000
210,000	Cartesian Growth Corp.	2,127,300
300,000	Cascadia Acquisition Corp.	2,979,000
300,000	Catalyst Partners Acquisition Corp.	2,985,000
75,000	Catcha Investment Corp.	748,500
50,000	CC Neuberger Principal Holdings III	501,000
25,000	CF Acquisition Corp. V	257,125
50,000	CF Acquisition Corp. VIII	506,000
200,000	Clarim Acquisition Corp.	2,007,000
10,000	Climate Real Impact Solutions II Acquisition Corp.	99,801
20,000	Colicity, Inc.	198,400
500,000	Coliseum Acquisition Corp.	4,955,000
600,000	Colombier Acquisition Corp.	5,976,000
500,000	Compass Digital Acquisition Corp.	4,955,000
150,000	Compute Health Acquisition Corp.	1,501,500
276,950	Concord Acquisition Corp. II	2,761,192
20,000	Constellation Acquisition Corp. I	199,600
280,268	Conyers Park III Acquisition Corp.	2,862,938
250,000	Corazon Capital V838 Monoceros Corp.	2,507,500
125,000	Corner Growth Acquisition Corp. 2	1,267,500
500,027	Corsair Partnering Corp.	4,987,769
50,000	COVA Acquisition Corp.	501,000
400,000	Crown PropTech Acquisitions	3,980,000
200,000	D & Z Media Acquisition Corp.	1,998,000
100,000	Decarbonization Plus Acquisition Corp. II	999,000
800,000	Decarbonization Plus Acquisition Corp. IV	8,240,000
NUMBER OF SHARES			VALUE
275,000		DHB Capital Corp.	$2,744,500
500,000		DHC Acquisition Corp.	4,997,500
100,000		DiamondHead Holdings Corp.	988,000
625,000		Digital Transformation Opportunities Corp.	6,187,500
15,000		Direct Selling Acquisition Corp.	151,500
500,000		Disruptive Acquisition Corp. I	4,980,000
300,000		DTRT Health Acquisition Corp.	3,060,000
20,000		ECP Environmental Growth Opportunities Corp.	203,800
100,000		Edify Acquisition Corp.	999,000
225,000		EG Acquisition Corp.	2,228,625
250,000		Elliott Opportunity II Corp.	2,500,000
26,400		Empowerment & Inclusion Capital I Corp.	263,868
1,250,000		Enphys Acquisition Corp.	12,325,000
1,200,000		Enterprise 4.0 Technology Acquisition Corp.	12,120,000
300,700		EQ Health Acquisition Corp.	3,142,315
140,000	EUR	ESG Core Investments, BV	1,553,316
175,000		ESGEN Acquisition Corp.	1,767,500
400,000		ESM Acquisition Corp.	3,984,040
100,000		European Biotech Acquisition Corp.	995,000
1,000,000		ExcelFin Acquisition Corp.	10,080,000
40,000		FAST Acquisition Corp. II	402,000
206,711		Fifth Wall Acquisition Corp. III	2,046,439
40,000		Figure Acquisition Corp. I	406,540
15,000		FinServ Acquisition Corp. II	148,950
50,000		FinTech Acquisition Corp. VI	505,000
150,000		Fintech Ecosystem Development Corp.	1,536,000
75,000		Fintech Evolution Acquisition Group	746,250
50,000		First Reserve Sustainable Growth Corp.	533,500
400,000		Flame Acquisition Corp.	4,032,080
1,001,000		Focus Impact Acquisition Corp.	10,070,060
20,000		Forest Road Acquisition Corp. II	197,000
100,000		Fortistar Sustainable Solutions Corp.	1,007,000
200,000		Fortress Value Acquisition Corp. IV	1,962,940
500,000		Forum Merger IV Corp.	5,020,000
1,200,000		Founder SPAC	12,060,000
170,000		Freedom Acquisition I Corp.	1,688,100
100,000		Frontier Acquisition Corp.	999,000
800,000		Frontier Investment Corp.	7,888,000
10,000		FS Development Corp. II	101,200
10,000		FTAC Athena Acquisition Corp.	103,150
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
500,000	FTAC Hera Acquisition Corp.	$5,025,000
425,000	Fusion Acquisition Corp. II	4,245,750
400,000	Future Health ESG Corp.	3,996,000
25,000	G Squared Ascend I, Inc.	253,750
700,000	G&P Acquisition Corp.	7,038,500
200,000	Galata Acquisition Corp.	2,058,000
425,000	GigCapital5, Inc.	4,362,625
443,787	GigInternational1, Inc.	4,568,787
400,000	Gladstone Acquisition Corp.	4,168,000
250,000	Glenfarne Merger Corp.	2,485,000
50,000	Global Technology Acquisition Corp. I	504,000
1,000,000	GoGreen Investments Corp.	10,120,000
380,000	Golden Arrow Merger Corp.	3,754,400
40,000	Gores Holdings VII, Inc.	399,600
20,000	Gores Holdings VIII, Inc.	200,000
40,000	Gores Technology Partners II, Inc.	401,800
20,000	Gores Technology Partners, Inc.	201,800
100,000	Group Nine Acquisition Corp.	997,000
401,201	Growth Capital Acquisition Corp.	4,132,370
533,506	GX Acquisition Corp. II	5,303,050
150,000	Hamilton Lane Alliance Holdings I, Inc.	1,497,000
500,000	Hawks Acquisition Corp.	4,945,000
18,326	Haymaker Acquisition Corp. III	181,061
5,000	HealthCor Catalio Acquisition Corp.	49,900
512,066	Healthwell Acquisition Corp. I	5,089,936
13,540	Home Plate Acquisition Corp.	134,385
35,000	Hudson Executive Investment Corp. II	348,950
150,000	Hudson Executive Investment Corp. III	1,482,000
250,000	Ibere Pharmaceuticals	2,480,000
200,000	Iconic Sports Acquisition Corp.	2,024,000
100,000	Independence Holdings Corp.	999,500
1,000,000	Inflection Point Acquisition Corp.	10,000,000
400,000	Innovative International Acquisition Corp.	4,028,000
700,000	Insight Acquisition Corp/DE	7,000,000
20,000	ION Acquisition Corp. 2, Ltd.	202,400
99,503	Isos Acquisition Corp.	1,000,005
441,806	ITHAX Acquisition Corp.	4,431,314
220,000	Itiquira Acquisition Corp.	2,200,000
500,000	IX Acquisition Corp.	4,960,000
50,000	Jack Creek Investment Corp.	506,000
400,000	Jatt Acquisition Corp.	4,030,000
100,000	Jaws Hurricane Acquisition Corp.	1,000,000
NUMBER OF SHARES		VALUE
100,000	Jaws Juggernaut Acquisition Corp.	$1,030,000
175,000	Jaws Mustang Acquisition Corp.	1,764,000
100,000	JOFF Fintech Acquisition Corp.	1,002,000
479,487	Kensington Capital Acquisition Corp. V	5,010,639
50,120	Kernel Group Holdings, Inc.	503,957
250,000	Kernel Group Holdings, Inc. - Class A	2,437,500
20,000	Khosla Ventures Acquisition Company	199,800
500,000	Kismet Acquisition Three Corp.	4,947,500
500,000	Kismet Acquisition Two Corp.	4,960,000
150,000	KKR Acquisition Holdings I Corp.	1,507,425
100,000	L Catterton Asia Acquisition Corp.	1,001,500
500,000	Landcadia Holdings IV, Inc.	5,055,000
25,000	LAVA Medtech Acquisition Corp.	252,750
5,000	LDH Growth Corp. I	49,850
825,000	Learn CW Investment Corp.	8,311,875
150,000	Levere Holdings Corp.	1,507,500
20,000	Liberty Media Acquisition Corp.	207,800
800,000	Live Oak Crestview Climate Acquisition Corp.	7,880,000
100,000	Live Oak Mobility Acquisition Corp.	994,500
75,000	Longview Acquisition Corp. II	798,750
150,000	M3-Brigade Acquisition II Corp.	1,640,250
1,250,000	M3-Brigade Acquisition III Corp.	12,500,000
850,450	Macondray Capital Acquisition Corp. I	8,521,509
233,522	Maquia Capital Acquisition Corp.	2,450,813
456,321	Marblegate Acquisition Corp.	4,549,520
400,000	Mason Industrial Technology, Inc.	3,992,000
500,000	Mercury Ecommerce Acquisition Corp.	5,075,000
500,000	Metals Acquisition Corp.	5,215,000
225,000	Mission Advancement Corp.	2,234,250
100,000	Monument Circle Acquisition Corp.	1,006,000
50,000	Music Acquisition Corp.	501,750
5,000	New Vista Acquisition Corp.	50,050
1,000,000	Newcourt Acquisition Corp.	10,090,000
800,000	NewHold Investment Corp. II	7,984,000
132,319	NextGen Acquisition Corp. II	1,368,178
18,129	Northern Genesis Acquisition Corp. III	183,103
20,000	Northern Star Investment Corp. III	198,800
20,000	Northern Star Investment Corp. IV	198,300
100,000	OceanTech Acquisitions I Corp.	1,037,000
100,000	One Equity Partners Open Water I Corp.	996,000

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
471,250	OPY Acquisition Corp. I	$4,703,075
300,000	Orion Acquisition Corp.	2,970,000
375,000	Orion Biotech Opportunities Corp.	3,731,250
750,000	Osiris Acquisition Corp.	7,470,000
302,300	Oyster Enterprises Acquisition Corp.	3,018,466
250,000	Parabellum Acquisition Corp.	2,535,000
918,300	Pegasus Digital Mobility Acquisition Corp.	9,228,915
700,000	PepperLime Health Acquisition Corp.	6,965,000
384,490	Perception Capital Corp.	3,867,969
500,000	Peridot Acquisition Corp. II	4,965,000
25,000	Phoenix Biotech Acquisition Corp.	252,750
710,000	Pine Technology Acquisition Corp.	7,100,000
15,000	Pivotal Investment Corp. III	149,175
100,000	Plum Acquisition Corp. I	988,000
380,000	Pono Capital Corp.	4,113,500
432,281	Portage Fintech Acquisition Corp.	4,331,456
92,081	Post Holdings Partnering Corp.	925,414
70,000	Primavera Capital Acquisition Corp.	710,500
250,000	Priveterra Acquisition Corp.	2,487,500
500,000	Project Energy Reimagined	4,975,000
250,000	Property Solutions Acquisition Corp. II	2,490,000
500,000	PWP Forward Acquisition Corp. I	4,955,000
100,000	Pyrophyte Acquisition Corp.	1,011,000
100,000	Quantum FinTech Acquisition Corp.	1,007,500
10,000	Queen's Gambit Growth Capital	102,800
10,000	Revolution Healthcare Acquisition Corp.	99,900
65,000	Rice Acquisition Corp. II	671,450
750,000	Riverview Acquisition Corp.	7,470,000
200,000	RMG Acquisition Corp. III	1,996,000
230,805	Rose Hill Acquisition Corp.	2,324,206
244,578	Rosecliff Acquisition Corp. I	2,418,876
400,000	Ross Acquisition Corp. II	4,052,000
250,000	Roth Ch Acquisition IV Company	2,547,500
450,000	RXR Acquisition Corp.	4,441,500
40,000	Sanaby Health Acquisition Corp. I	403,600
75,000	Sandbridge X2 Corp.	752,250
301,696	Schultze Special Purpose Acquisition Corp. II	3,013,943
100,000	Science Strategic Acquisition Corp. Alpha	998,000
100,000	ScION Tech Growth II	997,500
800,000	Sdcl Edge Acquisition Corp.	7,920,000
NUMBER OF SHARES		VALUE
150,000	Seaport Calibre Materials Acquisition Corp.	$1,501,500
600,530	Shelter Acquisition Corp. I	6,029,321
36,903	Sierra Lake Acquisition Corp.	368,661
208,021	Silver Spike Acquisition Corp. II	2,080,210
300,000	SilverBox Engaged Merger Corp. I	3,030,000
507,400	SILVERspac, Inc.	5,043,556
50,000	Simon Property Group Acquisition Holdings, Inc.	499,500
500,000	Skydeck Acquisition Corp.	4,975,000
30,000	Slam Corp.	298,200
50,000	Soar Technology Acquisition Corp.	508,500
300,000	Social Capital Suvretta Holdings Corp. I	2,976,000
300,000	Social Capital Suvretta Holdings Corp. II	2,976,000
300,000	Social Capital Suvretta Holdings Corp. III	2,970,000
300,000	Social Capital Suvretta Holdings Corp. IV	2,964,000
10,000	Social Leverage Acquisition Corp. I	99,900
400,000	Software Acquisition Group, Inc. III	4,380,000
100,000	Spartan Acquisition Corp. III	1,028,000
100,000	SportsMap Tech Acquisition Corp.	1,010,000
600,573	Springwater Special Situations Corp.	6,035,759
500,000	StoneBridge Acquisition Corp.	5,122,500
500,000	Stratim Cloud Acquisition Corp.	4,957,500
292,080	Summit Healthcare Acquisition Corp.	2,909,117
100,000	Supernova Partners Acquisition Company III, Ltd.	997,500
25,000	Sustainable Development Acquisition I Corp.	252,000
5,000	SVF Investment Corp. 2	49,900
5,000	SVF Investment Corp. 3	49,950
250,000	Tailwind International Acquisition Corp.	2,490,000
350,000	Tailwind Two Acquisition Corp.	3,622,500
700,000	TB, SA Acquisition Corp.	6,951,000
200,000	TCW Special Purpose Acquisition Corp.	1,990,000
500,000	Tech and Energy Transition Corp.	4,980,000
25,000	Thrive Acquisition Corp.	252,500
100,000	Thunder Bridge Capital Partners III, Inc.	994,000
500,000	Thunder Bridge Capital Partners IV, Inc.	4,945,000

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
20,000	Tishman Speyer Innovation Corp. II	$199,000
300,000	TKB Critical Technologies 1	3,024,000
600,000	TLG Acquisition One Corp.	5,970,000
500,000	TortoiseEcofin Acquisition Corp. III	4,975,000
25,000	Tribe Capital Growth Corp. I	251,500
900,000	Tristar Acquisition I Corp.	8,955,000
500,000	Tuatara Capital Acquisition Corp.	4,980,000
537,329	Twelve Seas Investment Company II	5,319,557
250,000	Twin Ridge Capital Acquisition Corp.	2,497,500
100,000	TZP Strategies Acquisition Corp.	991,500
20,000	USHG Acquisition Corp.	200,000
50,000	Valor Latitude Acquisition Corp.	496,750
200,000	Vector Acquisition Corp. II	1,948,000
210,000	Velocity Acquisition Corp.	2,121,000
100,000	Virgin Group Acquisition Corp. II	1,002,000
100,000	VPC Impact Acquisition Holdings II	1,074,000
200,000	VPC Impact Acquisition Holdings III, Inc.	2,120,000
100,000	Waldencast Acquisition Corp.	1,000,000
5,000	Warburg Pincus Capital Corp. I-A	49,750
20,000	Warburg Pincus Capital Corp. I-B	198,400
370,548	Warrior Technologies Acquisition Company	3,731,418
800,000	Waverley Capital Acquisition Corp. 1	7,920,000
800,000	World Quantum Growth Acquisition Corp.	8,092,000
579,015	Worldwide Webb Acquisition Corp.	5,749,619
800,000	Xpac Acquisition Corp.	7,864,000
100,000	Z-Work Acquisition Corp.	999,000
100,000	Zimmer Energy Transition Acquisition Corp.	1,047,500
		912,926,441
	Utilities (1.2%)
438,139	AES Corp.~	11,010,433
171,338	American Electric Power Company, Inc.~	14,514,042
94,500	Chugoku Electric Power Company, Inc.	783,527
159,078	CMS Energy Corp.~	9,600,357
133,191	Consolidated Edison, Inc.	10,042,601
157,434	Dominion Energy, Inc.~	11,953,964
217,552	Duke Energy Corp.~	22,192,480
104,567	Edison International	6,580,401
97,394	Entergy Corp.	10,033,530
146,409	Exelon Corp.~	7,787,495
220,472	FirstEnergy Corp.~	8,494,786
359,526	NextEra Energy, Inc.	30,678,354
NUMBER OF SHARES			VALUE
269,847		NiSource, Inc.	$6,657,126
299,000		PNM Resources, Inc.~	14,875,250
169,395		Public Service Enterprise Group, Inc.~	10,807,401
242,142		Southern Company	15,090,289
193,814		Xcel Energy, Inc.	12,518,446
			203,620,482
		TOTAL COMMON STOCKS (Cost $7,113,539,946)	9,290,437,857
EXCHANGE-TRADED FUND (1.9%)
		Other (1.9%)
689,521		SPDR S&P 500 ETF Trust (Cost $295,399,829)	316,662,519
INVESTMENT IN AFFILIATED FUND (1.7%)
		Other (1.7%)
27,538,818		Calamos Short-Term Bond Fund (Cost $275,000,000)	272,909,690
WARRANTS (0.0%)#
		Energy (0.0%)
11,071		Chesapeake Energy Corp. 02/09/26, Strike $35.71	338,440
		Financials (0.0%)
80,589		Tekkorp Digital Acquisition Corp. 10/26/27, Strike $11.50	74,142
		Information Technology (0.0%)
24,960		Arqit Quantum, Inc. 11/02/26, Strike $11.50	84,864
		Special Purpose Acquisition Companies (0.0%)
5,000	EUR	ESG Core Investments, BV 12/31/27, Strike 11.50	3,670
33,167		Isos Acquisition Corp. 03/01/26, Strike $11.50	55,389
			59,059
		TOTAL WARRANTS (Cost $3,427,371)	556,505
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.5%)#
		Communication Services (0.0%)
		Cyberagent, Inc.
30	JPY
2,709,000,000		Call, 02/19/25, Strike 93.40	900,475
10	JPY
903,000,000		Call, 02/17/23, Strike 95.84	264,911
70	JPY
63,210,000		Call, 02/17/23, Strike 95.44	1,838,079

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
320		Pinterest, Inc. - Class A
1,428,480		Call, 11/26/21, Strike $70.00	$3,040
50	JPY	Zenrin Company, Ltd.
4,592,865,000		Call, 03/31/23, Strike 96.21	—
			3,006,505
		Consumer Discretionary (0.0%)
		Edion Corp.
60	JPY
64,857,000,000		Call, 06/19/25, Strike 99.51	528,537
50	JPY
54,047,500,000		Call, 06/19/25, Strike 95.45	441,899
50	JPY
540,475,000		Call, 06/19/25, Strike 94.30	441,899
100	JPY	His Company, Ltd.
22,429,660,000		Call, 11/15/24, Strike 96.54	—
100	JPY	Kyoritsu Maintenance Company, Ltd.
37,338,940,000		Call, 01/29/26, Strike 94.89	743,370
		Takashimaya Company, Ltd.
100	JPY
1,006,880,000		Call, 12/06/23, Strike 97.28	105,029
50	JPY
503,440,000		Call, 12/06/23, Strike 97.29	52,515
50	JPY
503,440,000		Call, 12/06/23, Strike 97.18	52,515
			2,365,764
		Consumer Staples (0.0%)
		Ezaki Glico Company, Ltd.
100	JPY
996,830,000		Call, 01/30/24, Strike 97.57	72,858
50	JPY
498,415,000		Call, 01/30/24, Strike 96.89	41,471
50	JPY	Nippn Corp.
7,147,865,000		06/20/25, Strike 98.27	123,306
			237,635
		Health Care (0.1%)
100	JPY	Medipal Holdings Corp.
18,012,100,000		Call, 10/07/22, Strike 98.52	306,262
		Ship Healthcare Holdings, Inc.
72	JPY
18,850,384,800		Call, 12/13/23, Strike 97.95	1,359,161
50	JPY
13,090,545,000		Call, 12/13/23, Strike 97.68	943,862
25	JPY
6,545,272,500		Call, 12/13/23, Strike 98.32	471,931
100	JPY	Toho Holdings Company, Ltd.
16,101,320,000		Call, 06/23/23, Strike 98.43	19,052
			3,100,268
		Industrials (0.0%)
100	JPY	Ana Holdings, Inc.
47,350,000		Call, 09/19/24, Strike 96.53	—
100		Asashi Refining US, Inc.
452,011,600		Call, 03/16/26, Strike $88.78	1,164,000
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		Nagoya Railroad Company, Ltd.
100	JPY
103,358,000,000		Call, 12/09/22, Strike 98.92	$257,421
28	JPY
28,940,240,000		Call, 12/09/22, Strike 98.77	75,992
22	JPY
22,738,760,000		Call, 12/09/22, Strike 98.94	56,633
67	JPY
692,498,600		Call, 12/09/22, Strike 97.53	134,617
50	JPY
516,790,000		Call, 12/09/22, Strike 98.07	91,696
160	JPY	Seino Holdings Company, Ltd.
161,163,200,000		Call, 03/31/26, Strike 97.31	415,086
54	JPY	Senko Company, Ltd.
9,624,317,400		Call, 03/28/22, Strike 98.82	558,122
			2,753,567
		Information Technology (0.0%)
		Digital Garage, Inc.
150	JPY
1,604,655,000		Call, 09/14/23, Strike 94.68	1,854,892
50	JPY
534,885,000		Call, 09/14/23, Strike 94.80	618,298
			2,473,190
		Materials (0.0%)
50	JPY	Kansai Paint Company, Ltd.
11,500,000,000		Call, 06/17/22, Strike 98.95	61,732
45	JPY	Maeda Kosen Company, Ltd.
12,996,319,500		Call, 04/18/22, Strike 97.72	39
100	JPY	Mitsubishi Chemical Holdings Corp.
8,262,780,000		Call, 03/30/22, Strike 98.83	68,975
100	JPY	Nippon Steel Corp.
17,485,000,000		Call, 10/05/26, Strike 97.61	614,170
		Teijin, Ltd.
100	JPY
99,983,000,000		Call, 12/10/21, Strike 99.18	—
100	JPY
99,983,000,000		Call, 12/10/21, Strike 99.19	—
			744,916
		Other (0.4%)
150	JPY	Lxil Corp.
219,600,000,000		Call, 03/04/22, Strike 99.52	48,489
4,000		S&P 500 Index
1,758,104,000		Put, 03/31/22, Strike $3,000.00	6,240,000
		S&P 500 Index
6,000
2,637,156,000		Put, 12/31/21, Strike $4,000.00	12,720,000
4,500
1,977,867,000		Put, 11/30/21, Strike $4,100.00	3,780,000
3,500
1,538,341,000		Call, 03/31/22, Strike $5,000.00	9,905,000
2,500
1,098,815,000		Put, 12/31/21, Strike $4,400.00	14,775,000

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
2,250
988,933,500		Put, 12/31/21, Strike $3,800.00	$2,913,750
1,000
439,526,000		Put, 12/31/21, Strike $3,950.00	1,870,000
1,000
439,526,000		Put, 01/31/22, Strike $3,900.00	3,125,000
500
219,763,000		Call, 06/30/22, Strike $5,000.00	3,450,000
			58,827,239
		Utilities (0.0%)
		Chugoku Electric Power Company, Inc.
100	JPY
104,321,000,000		Call, 01/25/22, Strike 98.54	799
100	JPY
104,321,000,000		Call, 01/25/22, Strike 98.97	799
50	JPY
521,605,000		Call, 01/25/22, Strike 98.22	400
100	JPY	Kyushu Electric Power Company, Inc.
1,052,470,000		Call, 03/31/22, Strike 98.05	13,829
			15,827
		TOTAL PURCHASED OPTIONS (Cost $143,410,667)	73,524,911
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
74,966,114		JPMorgan Prime Money Market Fund - Capital Class, 0.070%***†	74,966,114
62,072,939		State Street Navigator Securities Lending Government Money Market Portfolio†	62,072,939
		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $137,039,053)	137,039,053
		TOTAL INVESTMENTS (100.3%) (Cost $12,882,173,333)	16,508,311,458
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)			(137,039,053)
OTHER ASSETS, LESS LIABILITIES (0.5%)			75,627,388
NET ASSETS (100.0%)			$16,446,899,793
NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-26.2%)#
		Communication Services (-3.8%)
(148,800)		Bandwidth, Inc. - Class A	$(12,689,664)
(586,648)		Bilibili, Inc.	(43,001,298)
(489,500	) EUR	Cellnex Telecom, SA*	(30,092,538)
(971,800	) JPY	CyberAgent, Inc.	(16,200,219)
(216,600)		Eventbrite, Inc. - Class A	(4,383,984)
(371,357)		iQIYI, Inc.	(3,074,836)
(132,800)		JOYY, Inc.	(6,691,792)
(2,004,169	) EUR	Koninklijke KPN, NV	(5,988,977)
(110,500)		Liberty Media Corp-Liberty Formula One	(6,165,900)
(336,100)		Lyft, Inc. - Class A	(15,416,907)
(117,900)		Magnite, Inc.	(3,186,837)
(264,547)		Match Group, Inc.	(39,888,397)
(37,700)		Radius Global Infrastructure, Inc.	(653,341)
(406,338)		Sea, Ltd.	(139,605,547)
(1,669,027)		Snap, Inc. - Class A	(87,757,440)
(44,700)		Spotify Technology, SA	(12,936,180)
(158,500)		T-Mobile US, Inc.	(18,232,255)
(86,092)		TechTarget, Inc.	(8,119,336)
(67,470)		TripAdvisor, Inc.	(2,224,486)
(621,000)		Twitter, Inc.	(33,248,340)
(735,200)		World Wrestling Entertainment, Inc.	(44,913,368)
(573,000)		Zillow Group, Inc. - Class C	(59,379,990)
(3,444,700)		Zynga Inc. - Class A	(25,421,886)
			(619,273,518)
		Consumer Discretionary (-5.1%)
(254,400)		2U, Inc.	(7,514,976)
(79,100)		Airbnb, Inc. - Class A	(13,499,206)
(567,500)		American Eagle Outfitters, Inc.	(13,472,450)
(118,000)		Aptiv, PLC	(20,401,020)
(716,631)		Carnival Corp.	(15,880,543)
(20,000)		Cheesecake Factory, Inc.	(812,800)
(271,898)		Chegg, Inc.	(16,161,617)
(300,000)		Chewy, Inc. - Class A	(22,740,000)
(21,323)		Cracker Barrel Old Country Store, Inc.	(2,839,584)
(166,400	) EUR	Delivery Hero, SE*	(20,688,144)
(549,900)		Dick's Sporting Goods, Inc.	(68,303,079)
(304,600)		DraftKings Inc - Class A	(14,191,314)
(660,100	) JPY	EDION Corp.	(6,254,951)
(427,259)		Etsy, Inc.	(107,109,559)
(14,400)		Expedia Group, Inc.	(2,367,504)
(595,333)		Farfetch, Ltd. - Class A	(23,343,007)
(50,600)		Fiverr International, Ltd.	(8,619,710)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES			VALUE
(34,000)		Groupon, Inc.	$(721,480)
(339,080)		Guess?, Inc.	(7,022,347)
(106,100	) JPY	Kyoritsu Maintenance Company, Ltd.	(3,965,659)
(287,400)		Li Auto, Inc.	(9,377,862)
(29,000)		Marriott Vacations Worldwide Corp.	(4,559,380)
(81,000	) HKD	Meituan - Class B*	(2,806,709)
(27,254)		MercadoLibre, Inc.	(40,363,719)
(211,700)		National Vision Holdings, Inc.	(13,049,188)
(102,128)		NIO, Inc.	(4,024,864)
(1,877,500)		Norwegian Cruise Line Holdings, Ltd.	(48,289,300)
(272,636	) GBP	Ocado Group, PLC	(6,727,285)
(50,800)		Peloton Interactive, Inc. - Class A	(4,645,152)
(168,050)		Pinduoduo, Inc.	(14,943,006)
(120,000)		Porch Group, Inc.	(2,523,600)
(287,500)		Royal Caribbean Cruises, Ltd.	(24,273,625)
(33,000)		Shake Shack, Inc. - Class A	(2,282,610)
(140,355)		Stride, Inc.	(4,982,602)
(40,000	) JPY	Takashimaya Company, Ltd.	(369,555)
(138,786)		Tesla, Inc.	(154,607,604)
(11,800)		Vail Resorts, Inc.	(4,067,578)
(90,300)		Vroom, Inc.	(1,727,439)
(477,002)		Wayfair, Inc. - Class A	(118,821,198)
(82,400)		Winnebago Industries, Inc.	(5,577,656)
			(843,928,882)
		Consumer Staples (-0.2%)
(248,100)		Beauty Health Company	(6,815,307)
(85,500)		Beyond Meat, Inc.	(8,462,790)
(170,108)		Energizer Holdings, Inc.	(6,203,839)
(33,800	) JPY	Ezaki Glico Company, Ltd.	(1,224,777)
(135,100)		Herbalife Nutrition, Ltd.	(6,268,640)
(47,000	) JPY	Nippn Corp.	(672,577)
(44,561)		Turning Point Brands, Inc.	(1,700,894)
(69,400	) JPY	Yaoko Company, Ltd.	(4,122,290)
			(35,471,114)
		Energy (-0.6%)
(530,806)		Pioneer Natural Resources Company	(99,250,106)
		Financials (-0.5%)
(75,834)		Apollo Global Management, Inc.	(5,835,426)
(108,100)		Coinbase Global, Inc. - Class A	(34,529,302)
(34,000)		Hope Bancorp, Inc.	(496,060)
(38,704)		LendingTree, Inc.	(6,246,439)
(25,637)		S&P Global, Inc.	(12,156,040)
(307,000)		SoFi Technologies, Inc.	(6,167,630)
NUMBER OF SHARES			VALUE
(27,000)		Upstart Holdings, Inc.	$(8,695,080)
(103,500)		Voya Financial, Inc.	(7,221,195)
			(81,347,172)
		Health Care (-2.3%)
(65,000)		Accolade, Inc.	(2,586,350)
(642,149)		Allscripts Healthcare Solutions, Inc.	(8,848,813)
(136,300)		Alphatec Holdings, Inc.	(1,598,799)
(1,715,900)		Avantor, Inc.	(69,288,042)
(270,066)		Bridgebio Pharma, Inc.	(13,335,859)
(147,790)		Coherus Biosciences, Inc.	(2,472,527)
(84,000)		Collegium Pharmaceutical, Inc.	(1,648,920)
(101,500)		CONMED Corp.	(14,847,420)
(22,800)		Danaher Corp.	(7,108,356)
(91,303)		Dexcom, Inc.	(56,900,943)
(97,500)		Evolent Health, Inc. - Class A	(2,853,825)
(475,625)		Halozyme Therapeutics, Inc.	(18,107,044)
(763,600)		Innoviva, Inc.	(13,324,820)
(170,531)		Insmed, Inc.	(5,141,510)
(34,000)		Insulet Corp.	(10,540,680)
(1,005,487)		Ironwood Pharmaceuticals, Inc.	(12,840,069)
(95,000)		Jazz Pharmaceuticals, PLC	(12,638,800)
(189,900	) JPY	Medipal Holdings Corp.	(3,423,948)
(14,300)		Mesa Laboratories, Inc.	(4,371,510)
(172,200)		Natera, Inc.	(19,728,954)
(96,233)		NeoGenomics, Inc.	(4,426,718)
(64,521)		Neurocrine Biosciences, Inc.	(6,801,159)
(52,400)		Novocure, Ltd.	(5,374,668)
(52,048)		NuVasive, Inc.	(2,777,281)
(167,200)		Oak Street Health, Inc.	(7,896,856)
(115,000)		Omnicell, Inc.	(20,487,250)
(396,000)		OPKO Health, Inc.	(1,500,840)
(91,800)		Pacira BioSciences, Inc.	(4,799,304)
(74,000)		Revance Therapeutics, Inc.	(1,017,500)
(207,500)		Sarepta Therapeutics, Inc.	(16,419,475)
(352,400	) JPY	Ship Healthcare Holdings, Inc.	(9,235,523)
(36,000)		Supernus Pharmaceuticals, Inc.	(1,074,600)
(30,000)		Tabula Rasa HealthCare, Inc.	(814,500)
(124,283)		Teladoc Health, Inc.	(18,591,494)
(33,900	) JPY	Toho Holdings Company, Ltd.	(546,385)
(63,137)		Travere Therapeutics, Inc.	(1,818,977)
(23,800)		Vocera Communications, Inc.	(1,346,604)
			(386,536,323)
		Industrials (-1.0%)
(580,000	) CAD	Air Canada	(10,399,321)
(524,000)		American Airlines Group, Inc.	(10,060,800)
(513,000)		Clarivate, PLC	(12,029,850)
(920,000)		Colfax Corp.	(47,490,400)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES			VALUE
(96,050)		FTI Consulting, Inc.	$(13,823,516)
(74,380)		Greenbrier Companies, Inc.	(3,051,068)
(17,900)		John Bean Technologies Corp.	(2,644,725)
(99,700	) JPY	Lixil Corp.	(2,557,778)
(55,500)		Middleby Corp.	(10,125,420)
(89,000	) JPY	Nagoya Railroad Company, Ltd.	(1,466,480)
(19,000)		RBC Bearings, Inc.	(4,444,670)
(221,300	) JPY	Seino Holdings Company, Ltd.	(2,673,657)
(480,800	) JPY	Senko Group Holdings Company, Ltd.	(4,260,654)
(465,100)		Southwest Airlines Company	(21,989,928)
(48,992)		Stanley Black & Decker, Inc.	(8,805,332)
(92,201)		Upwork, Inc.	(4,344,511)
			(160,168,110)
		Information Technology (-11.2%)
(201,000)		8x8, Inc.	(4,554,660)
(233,947)		Advanced Micro Devices, Inc.	(28,127,448)
(569,300)		Akamai Technologies, Inc.	(60,038,378)
(196,395)		Altair Engineering, Inc. - Class A	(15,277,567)
(33,835)		Alteryx, Inc. - Class A	(2,476,384)
(71,136)		Avalara, Inc.	(12,778,871)
(90,000)		Avaya Holdings Corp.	(1,675,800)
(108,000)		Bentley Systems, Inc. - Class B	(6,388,200)
(20,500)		BigCommerce Holdings, Inc.	(947,305)
(274,259)		Bill.com Holdings, Inc.	(80,717,166)
(475,341)		Blackline, Inc.	(60,306,513)
(690,000)		Box, Inc. - Class A	(17,822,700)
(87,700)		Ceridian HCM Holding, Inc.	(10,984,425)
(254,994)		Cloudflare, Inc. - Class A	(49,652,432)
(229,060)		Coupa Software, Inc.	(52,156,962)
(65,000)		CSG Systems International, Inc.	(3,253,250)
(45,000)		CyberArk Software, Ltd.	(8,104,950)
(126,500)		Datadog, Inc. - Class A	(21,131,825)
(167,800	) JPY	Digital Garage, Inc.	(7,802,939)
(882,200)		Dropbox, Inc. - Class A	(26,898,278)
(46,034)		Enphase Energy, Inc.	(10,662,855)
(139,400)		Envestnet, Inc.	(11,639,900)
(27,000)		Everbridge, Inc.	(4,301,370)
(223,900)		Fastly, Inc. - Class A	(11,331,579)
(21,000)		fuboTV, Inc.	(626,010)
(87,800)		GDS Holdings, Ltd.	(5,215,320)
(112,333)		Guidewire Software, Inc.	(14,123,628)
(30,000)		i3 Verticals, Inc. - Class A	(671,700)
(292,020)		II-VI, Inc.	(17,670,130)
(888,000)		Infinera Corp.	(6,739,920)
(152,400)		Insight Enterprises, Inc.	(14,432,280)
(62,916)		Itron, Inc.	(4,892,977)
NUMBER OF SHARES			VALUE
(41,600)		Jamf Holding Corp.	$(1,982,240)
(4,762,000	) HKD	Lenovo Group, Ltd.	(5,177,883)
(302,400)		LivePerson, Inc.	(15,576,624)
(466,800)		Lumentum Holdings, Inc.	(38,548,344)
(346,300)		Mandiant, Inc.	(6,039,472)
(31,949)		MicroStrategy Inc - Class A	(22,845,452)
(226,829)		MongoDB, Inc.	(118,243,689)
(51,000)		New Relic, Inc.	(4,139,160)
(237,100)		Nice, Ltd.	(67,104,042)
(108,350)		Nova, Ltd.	(11,768,977)
(109,087)		Nutanix, Inc. - Class A	(3,742,775)
(303,162)		Okta, Inc.	(74,935,583)
(50,100)		OSI Systems, Inc.	(4,664,811)
(344,941)		Palo Alto Networks, Inc.	(175,606,014)
(91,674)		PAR Technology Corp.	(5,758,961)
(156,300)		Pegasystems, Inc.	(18,555,936)
(93,100)		Perficient, Inc.	(11,507,160)
(116,500)		Progress Software Corp.	(5,989,265)
(51,500)		PROS Holdings, Inc.	(1,545,000)
(111,230)		Q2 Holdings, Inc.	(8,727,106)
(92,100)		Rapid7, Inc.	(11,857,875)
(130,600)		Repay Holdings Corp.	(2,743,906)
(34,111)		RingCentral, Inc. - Class A	(8,315,580)
(553,500)		Sailpoint Technologies Holdings, Inc.	(26,556,930)
(196,300)		Shift4 Payments, Inc. - Class A	(12,392,419)
(5,100)		Shopify, Inc. - Class A	(7,480,323)
(200,950)		Silicon Laboratories, Inc.	(37,931,322)
(104,200)		SMART Global Holdings, Inc.	(5,570,532)
(317,200)		Splunk, Inc.	(52,280,904)
(616,600)		Square, Inc. - Class A	(156,924,700)
(207,000)		STMicroelectronics, NV	(9,072,810)
(9,683)		Synaptics, Inc.	(1,884,021)
(473,975)		Teradyne, Inc.	(65,522,304)
(34,400)		Tyler Technologies, Inc.	(18,686,768)
(98,300)		Verint Systems, Inc.	(4,580,780)
(131,000)		Vishay Intertechnology, Inc.	(2,517,820)
(14,000)		Vnet Group, Inc.	(219,520)
(24,400)		Wix.com, Ltd.	(4,537,424)
(200,000)		Wolfspeed, Inc.	(24,022,000)
(330,912)		Workday, Inc. - Class A	(95,957,862)
(200,700)		Workiva, Inc.	(30,014,685)
(363,050)		Zendesk, Inc.	(36,958,490)
(140,000)		Zscaler, Inc.	(44,640,400)
			(1,836,531,591)
		Materials (-0.3%)
(527,021)		Allegheny Technologies, Inc.	(8,485,038)
(256,100	) JPY	Asahi Holdings, Inc.	(4,568,118)
(44,300	) JPY	Kansai Paint Company, Ltd.	(1,023,399)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES			VALUE
(67,200	) JPY	Maeda Kosen Company, Ltd.	$(1,942,742)
(119,000	) JPY	Nippon Steel Corp.	(2,087,133)
(97,961	) CHF	Sika, AG	(33,167,224)
			(51,273,654)
		Real Estate (-0.4%)
(167,300	) EUR	IMMOFINANZ, AG	(4,007,223)
(777,072)		Invitation Homes, Inc.	(32,054,220)
(527,100)		iStar, Inc.	(13,304,004)
(327,302)		Opendoor Technologies, Inc.	(7,760,330)
(113,400)		Realogy Holdings Corp.	(1,964,088)
(269,300)		Redfin Corp.	(13,825,862)
			(72,915,727)
		Utilities (-0.9%)
(223,600)		American Electric Power Company, Inc.	(18,941,156)
(94,500)		Chugoku Electric Power Company, Inc.	(783,527)
(99,322)		DTE Energy Company	(11,258,149)
(330,733)		Essential Utilities, Inc.	(15,567,602)
(55,300)		NextEra Energy Partners, LP	(4,772,390)
(629,300)		NextEra Energy, Inc.	(53,698,169)
(950,000)		PG&E Corp.	(11,020,000)
(262,500)		Southern Company	(16,359,000)
(209,300)		Sunnova Energy International, Inc.	(9,326,408)
			(141,726,401)
		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $3,193,915,890)	(4,328,422,598)
		TOTAL SECURITIES SOLD SHORT (Proceeds $3,193,915,890)	(4,328,422,598)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (-3.7%)#
		Communication Services (0.0%)
320		Pinterest, Inc. Class A
1,428,480		Call, 11/26/21, Strike $75.00	(2,080)
		Consumer Discretionary (-0.1%)
7,496		Carnival Corp.
16,611,136		Call, 01/21/22, Strike $10.00	(9,126,380)
		Industrials (0.0%)
2,490		Southwest Airlines Company
11,772,720		Call, 01/21/22, Strike $30.00	(4,351,275)
2,150		Spirit Airlines, Inc.
4,697,750		Call, 01/21/22, Strike $10.00	(2,574,625)
			(6,925,900)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Other (-3.6%)
	S&P 500 Index
5,250
2,307,511,500	Call, 01/31/22, Strike $4,400.00	$(151,068,750)
4,450
1,955,890,700	Call, 12/31/21, Strike $4,200.00	(193,908,750)
3,700
1,626,246,200	Call, 01/31/22, Strike $4,300.00	(137,177,500)
2,500
1,098,815,000	Put, 12/31/21, Strike $3,900.00	(4,112,500)
2,250
988,933,500	Call, 02/28/22, Strike $4,500.00	(52,458,750)
2,000
879,052,000	Call, 12/31/21, Strike $4,500.00	(35,870,000)
2,000
879,052,000	Put, 12/31/21, Strike $3,500.00	(1,360,000)
1,000
439,526,000	Put, 01/31/22, Strike $3,000.00	(615,000)
250
109,881,500	Call, 12/31/21, Strike $4,400.00	(6,496,250)
		(583,067,500)
	Real Estate (0.0%)
1,814	Opendoor Technologies, Inc.
4,300,994	Call, 01/20/23, Strike $20.00	(1,414,920)
	TOTAL WRITTEN OPTIONS (Premium $421,236,141)	$(600,536,780)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	British Pound Sterling	01/27/22	8,985,000	$12,299,415	$105,968
State Street Bank and Trust	European Monetary Unit	01/27/22	26,290,000	30,457,722	223,181
State Street Bank and Trust	Swiss Franc	01/27/22	30,050,000	32,906,177	(63,746)
Bank of New York	Japanese Yen	01/27/22	4,280,482,000	37,597,044	72,081
State Street Bank and Trust	European Monetary Unit	01/27/22	65,440,000	75,814,125	548,086
					$885,570

NOTES TO SCHEDULE OF INVESTMENTS

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $3,372,758,361.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2021

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of October 31, 2021.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

FOREIGN CURRENCY ABBREVIATION

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. For purchased options denominated in JPY, the strike price shown is a percentage of the par value of the underlying.

TOTAL RETURN SWAPS

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	PERIODIC PAYMENT FREQUENCY	NOTIONAL AMOUNT	UPFRONT PAYMENTS (PAID)/ RECEIVED	MARKET VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
JPMorgan Chase Bank N.A.	JAMF Holding Corp.	Equity returns on 52,000 shares of JAMF Holding Corp.	1 mo. LIBOR Flat	11/11/21	Monthly	$1,856,920	$—	$(620,687)	$(620,687)
Morgan Stanley & Co.	Radius Global	Equity returns on 31,900 shares of Radius Global	Fed Funds Effective Flat	11/15/21	Monthly	554,103	—	5,003	5,003
							$—	$(615,684)	$(615,684)

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BOND (2.0%)
	Consumer Discretionary (2.0%)
616,000	Tesla, Inc. 2.000%, 05/15/24 (Cost $6,587,300)	$11,054,169
NUMBER OF SHARES		VALUE
COMMON STOCKS (98.1%)
	Communication Services (10.8%)
9,764	Activision Blizzard, Inc.	763,447
3,833	Alphabet, Inc. - Class A#~	11,349,206
4,300	Alphabet, Inc. - Class C#~	12,751,263
95,676	AT&T, Inc.~	2,416,776
2,045	Charter Communications, Inc. - Class A#~	1,380,150
66,368	Comcast Corp. - Class A	3,413,306
12,273	Fox Corp. - Class A	487,729
42,178	Meta Platforms, Inc. - Class A#~	13,647,536
7,005	Netflix, Inc.#~	4,835,622
11,754	Twitter, Inc.#	629,309
63,347	Verizon Communications, Inc.~	3,356,758
30,776	Walt Disney Company#~	5,203,298
		60,234,400
	Consumer Discretionary (11.1%)
6,781	Amazon.com, Inc.#~	22,868,448
9,669	Aptiv, PLC#	1,671,673
546	Booking Holdings, Inc.#~	1,321,746
656	Chipotle Mexican Grill, Inc.#	1,167,044
4,246	Darden Restaurants, Inc.	612,018
3,836	Dollar General Corp.	849,751
13,192	DR Horton, Inc.	1,177,650
11,509	eBay, Inc.	882,970
4,233	Expedia Group, Inc.#	695,948
42,473	Ford Motor Company	725,439
15,343	General Motors Company#	835,119
16,148	Home Depot, Inc.~	6,002,858
8,951	Leggett & Platt, Inc.	419,354
13,185	Lowe's Companies, Inc.	3,082,917
11,541	McDonald's Corp.~	2,833,893
14,739	MGM Resorts International	695,091
3,613	Mohawk Industries, Inc.#	640,260
23,983	NIKE, Inc. - Class B~	4,012,116
1,737	O'Reilly Automotive, Inc.#	1,080,970
3,522	PVH Corp.#	385,060
7,319	Ross Stores, Inc.	828,511
10,550	Royal Caribbean Cruises, Ltd.#	890,736
17,739	Starbucks Corp.~	1,881,576
8,176	Target Corp.	2,122,653
NUMBER OF SHARES		VALUE
755	Tesla, Inc.#	$841,070
20,450	TJX Companies, Inc.~	1,339,270
2,250	Ulta Beauty, Inc.#	826,560
16,032	VF Corp.	1,168,412
		61,859,113
	Consumer Staples (5.6%)
28,192	Altria Group, Inc.~	1,243,549
12,429	Archer-Daniels-Midland Company	798,439
7,973	Church & Dwight Company, Inc.	696,521
51,551	Coca-Cola Company~	2,905,930
12,008	Colgate-Palmolive Company	914,890
5,666	Constellation Brands, Inc. - Class A	1,228,445
4,902	Costco Wholesale Corp.~	2,409,529
13,112	General Mills, Inc.	810,322
9,948	Kellogg Company	609,812
7,414	Kimberly-Clark Corp.	960,039
17,131	Kraft Heinz Company	614,832
17,257	Kroger Company	690,625
34,635	Mondelez International, Inc. - Class A~	2,103,730
7,488	Monster Beverage Corp.#	636,480
15,812	PepsiCo, Inc.~	2,555,219
28,943	Philip Morris International, Inc.~	2,736,271
28,425	Procter & Gamble Company~	4,064,491
12,915	Sysco Corp.	993,164
12,168	Walgreens Boots Alliance, Inc.~	572,139
24,385	Walmart, Inc.~	3,643,607
		31,188,034
	Energy (2.9%)
31,924	Chevron Corp.~	3,654,979
21,662	ConocoPhillips~	1,613,602
6,108	EOG Resources, Inc.	564,746
37,157	Exxon Mobil Corp.	2,395,512
14,062	Hess Corp.	1,161,099
41,092	Kinder Morgan, Inc.	688,291
24,999	Marathon Petroleum Corp.	1,648,184
12,202	Occidental Petroleum Corp.	409,133
8,237	ONEOK, Inc.	524,038
5,771	Phillips 66	431,555
8,192	Pioneer Natural Resources Company	1,531,740
17,383	Schlumberger, NV	560,776
5,742	Valero Energy Corp.~	444,029
20,739	Williams Companies, Inc.	582,559
		16,210,243
	Financials (11.4%)
8,519	Aflac, Inc.	457,215
6,542	Allstate Corp.	809,049
14,625	American Express Company~	2,541,532
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Hedged Equity Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
29,122	American International Group, Inc.~	$1,720,819
4,007	Ameriprise Financial, Inc.	1,210,635
7,295	Arthur J Gallagher & Company	1,223,153
6,016	Assurant, Inc.~	970,441
161,775	Bank of America Corp.~	7,729,609
14,846	Bank of New York Mellon Corp.	878,883
22,052	Berkshire Hathaway, Inc. - Class B#~	6,329,145
1,540	BlackRock, Inc.	1,452,928
7,650	Capital One Financial Corp.~	1,155,380
6,777	Cboe Global Markets, Inc.~	894,157
28,438	Charles Schwab Corp.	2,332,769
9,059	Chubb, Ltd.	1,769,947
28,217	Citigroup, Inc.~	1,951,488
3,205	CME Group, Inc.	706,863
8,700	Discover Financial Services	985,884
6,858	First Republic Bank	1,483,591
8,642	Goldman Sachs Group, Inc.~	3,572,171
39,134	JPMorgan Chase & Company~	6,648,475
3,982	M&T Bank Corp.	585,832
11,316	Marsh & McLennan Companies, Inc.~	1,887,509
12,338	MetLife, Inc.	774,826
20,055	Morgan Stanley	2,061,253
6,379	Northern Trust Corp.	784,872
4,778	Prudential Financial, Inc.	525,819
4,145	S&P Global, Inc.~	1,965,393
5,622	State Street Corp.	554,048
5,324	Travelers Companies, Inc.	856,525
10,112	Truist Financial Corp.	641,809
14,728	US Bancorp~	889,129
75,716	Wells Fargo & Company	3,873,631
19,122	Zions Bancorp, N.A.	1,204,495
		63,429,275
	Health Care (13.0%)
21,141	Abbott Laboratories~	2,724,864
26,260	AbbVie, Inc.~	3,011,234
13,554	Agilent Technologies, Inc.~	2,134,619
2,285	Align Technology, Inc.#	1,426,685
5,946	Amgen, Inc.~	1,230,644
14,842	Baxter International, Inc.~	1,171,924
4,965	Becton Dickinson and Company~	1,189,564
3,092	Biogen, Inc.#~	824,575
43,788	Boston Scientific Corp.#	1,888,576
41,784	Bristol-Myers Squibb Company~	2,440,186
9,658	Centene Corp.#	688,036
4,102	Cigna Corp.	876,228
18,143	CVS Health Corp.~	1,619,807
11,848	Danaher Corp.~	3,693,851
13,818	Edwards Lifesciences Corp.#~	1,655,673
NUMBER OF SHARES		VALUE
14,033	Eli Lilly & Company~	$3,575,047
19,327	Gilead Sciences, Inc.~	1,253,936
4,047	HCA Healthcare, Inc.	1,013,612
2,614	Humana, Inc.~	1,210,700
2,227	Illumina, Inc.#	924,339
6,925	Intuitive Surgical, Inc.#~	2,500,825
33,433	Johnson & Johnson~	5,445,567
3,701	Laboratory Corp. of America Holdings#	1,062,261
3,726	McKesson Corp.	774,561
20,499	Medtronic, PLC	2,457,010
35,947	Merck & Company, Inc.~	3,165,133
4,558	Moderna, Inc.#	1,573,467
3,812	Organon & Company	140,091
81,058	Pfizer, Inc.~	3,545,477
4,623	Quest Diagnostics, Inc.	678,564
985	Regeneron Pharmaceuticals, Inc.#	630,341
3,610	Stryker Corp.	960,513
7,078	Thermo Fisher Scientific, Inc.~	4,480,869
17,087	UnitedHealth Group, Inc.~	7,868,051
5,800	Vertex Pharmaceuticals, Inc.#~	1,072,594
3,592	Zimmer Biomet Holdings, Inc.	514,087
4,885	Zoetis, Inc.	1,056,137
		72,479,648
	Industrials (8.0%)
8,212	3M Company~	1,467,320
4,305	Allegion, PLC	552,331
7,741	Boeing Company#~	1,602,619
22,442	Carrier Global Corp.	1,172,146
11,433	Caterpillar, Inc.~	2,332,446
60,693	CSX Corp.~	2,195,266
4,126	Deere & Company~	1,412,371
14,191	Delta Air Lines, Inc.#~	555,294
5,663	Eaton Corp., PLC	933,036
16,199	Emerson Electric Company~	1,571,465
3,084	FedEx Corp.	726,375
8,797	Fortune Brands Home & Security, Inc.	892,016
3,582	General Dynamics Corp.	726,250
15,265	General Electric Company	1,600,841
13,721	Honeywell International, Inc.~	2,999,685
5,103	Illinois Tool Works, Inc.	1,162,821
13,165	Johnson Controls International, PLC	965,916
5,703	L3Harris Technologies, Inc.	1,314,770
2,875	Lockheed Martin Corp.~	955,420
12,044	Masco Corp.	789,484
3,273	Norfolk Southern Corp.	959,153
2,943	Northrop Grumman Corp.~	1,051,298
5,391	Otis Worldwide Corp.	432,951
8,425	PACCAR, Inc.	755,048

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
10,212	Pentair, PLC	$755,382
29,275	Raytheon Technologies Corp.~	2,601,376
25,871	Southwest Airlines Company#	1,223,181
5,916	Stanley Black & Decker, Inc.	1,063,283
782	Teledyne Technologies, Inc.#	351,290
15,144	Union Pacific Corp.~	3,655,762
9,658	United Parcel Service, Inc. - Class B~	2,061,693
4,847	Verisk Analytics, Inc.	1,019,179
9,276	Waste Management, Inc.~	1,486,293
6,666	Xylem, Inc.~	870,513
		44,214,274
	Information Technology (28.2%)
8,108	Accenture, PLC - Class A	2,909,069
6,934	Adobe, Inc.#~	4,509,596
21,551	Advanced Micro Devices, Inc.#~	2,591,077
12,592	Amphenol Corp. - Class A	966,688
217,591	Apple, Inc.~	32,595,132
25,732	Applied Materials, Inc.~	3,516,278
3,504	Autodesk, Inc.#	1,112,905
8,203	Automatic Data Processing, Inc.~	1,841,491
6,474	Broadcom, Inc.~	3,442,032
77,052	Cisco Systems, Inc.~	4,312,600
5,395	Citrix Systems, Inc.	511,068
9,832	Cognizant Technology Solutions Corp. - Class A	767,781
1,484	Enphase Energy, Inc.#	343,739
13,891	Fidelity National Information Services, Inc.	1,538,289
9,723	Fiserv, Inc.#~	957,618
3,623	Gartner, Inc.#	1,202,510
5,386	Global Payments, Inc.	770,144
20,209	HP, Inc.	612,939
59,946	Intel Corp.~	2,937,354
9,887	International Business Machines Corp.	1,236,864
3,792	Intuit, Inc.~	2,373,754
3,675	Jack Henry & Associates, Inc.	611,814
1,840	Lam Research Corp.~	1,036,969
10,843	Mastercard, Inc. - Class A	3,638,043
23,954	Micron Technology, Inc.~	1,655,221
114,582	Microsoft Corp.~	37,997,683
5,444	NetApp, Inc.	486,149
41,967	NVIDIA Corp.~	10,729,703
20,784	Oracle Corp.~	1,994,017
7,712	Paychex, Inc.	950,735
2,767	Paycom Software, Inc.#	1,515,901
21,111	PayPal Holdings, Inc.#	4,910,208
17,312	QUALCOMM, Inc.~	2,303,189
16,384	salesforce.com, Inc.#~	4,910,121
NUMBER OF SHARES		VALUE
2,358	ServiceNow, Inc.#	$1,645,318
5,256	TE Connectivity, Ltd.	767,376
9,639	Texas Instruments, Inc.~	1,807,120
29,217	Visa, Inc. - Class A~	6,187,284
5,338	Western Digital Corp.#	279,124
24,730	Western Union Company	450,581
10,685	Xilinx, Inc.	1,923,300
		156,848,784
	Materials (2.4%)
4,758	Air Products and Chemicals, Inc.~	1,426,496
3,887	Avery Dennison Corp.	846,278
11,060	Ball Corp.	1,011,769
13,561	Corteva, Inc.	585,157
13,559	Dow, Inc.	758,897
12,188	DuPont de Nemours, Inc.	848,285
38,225	Freeport-McMoRan, Inc.	1,441,847
982	International Flavors & Fragrances, Inc.	144,796
10,632	Linde, PLC	3,393,734
12,349	Newmont Corp.	666,846
6,027	PPG Industries, Inc.	967,755
3,688	Sherwin-Williams Company	1,167,658
		13,259,518
	Real Estate (2.4%)
4,145	Alexandria Real Estate Equities, Inc.	846,160
5,208	American Tower Corp.	1,468,500
3,810	AvalonBay Communities, Inc.	901,751
5,170	Crown Castle International Corp.	932,151
4,122	Digital Realty Trust, Inc.	650,493
954	Equinix, Inc.	798,565
3,688	Federal Realty Investment Trust	443,851
4,959	Mid-America Apartment Communities, Inc.	1,012,677
7,143	Prologis, Inc.	1,035,449
2,729	Public Storage	906,519
9,486	Realty Income Corp.	677,585
7,732	Regency Centers Corp.	544,410
5,727	Simon Property Group, Inc.	839,464
12,005	UDR, Inc.	666,638
9,711	Welltower, Inc.	780,764
18,074	Weyerhaeuser Company	645,603
		13,150,580
	Utilities (2.3%)
29,578	AES Corp.	743,295
11,581	American Electric Power Company, Inc.~	981,026
10,775	CMS Energy Corp.	650,271
9,020	Consolidated Edison, Inc.	680,108

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Hedged Equity Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
10,667	Dominion Energy, Inc.	$809,945
14,750	Duke Energy Corp.~	1,504,647
6,528	Edison International	410,807
6,604	Entergy Corp.	680,344
9,098	Exelon Corp.	483,923
14,939	FirstEnergy Corp.	575,600
23,727	NextEra Energy, Inc.~	2,024,625
18,253	NiSource, Inc.	450,302
11,471	Public Service Enterprise Group, Inc.	731,850
16,378	Southern Company	1,020,677
13,146	Xcel Energy, Inc.	849,100
		12,596,520
	TOTAL COMMON STOCKS (Cost $369,259,693)	545,470,389
EXCHANGE-TRADED FUND (2.2%)
	Other (2.2%)
27,310	SPDR S&P 500 ETF Trust (Cost $12,295,804)	12,542,118
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.7%)#
	Other (0.7%)
	S&P 500 Index
300
131,857,800	Call, 03/31/22, Strike $5,000.00	849,000
250
109,881,500	Put, 03/31/22, Strike $3,000.00	390,000
	S&P 500 Index
250
109,881,500	Put, 12/31/21, Strike $4,400.00	1,477,500
110
48,347,860	Put, 12/31/21, Strike $4,000.00	233,200
100
43,952,600	Put, 12/31/21, Strike $3,950.00	187,000
75
32,964,450	Put, 11/30/21, Strike $4,100.00	63,000
60
26,371,560	Put, 01/31/22, Strike $3,900.00	187,500
50
21,976,300	Put, 12/31/21, Strike $3,800.00	64,750
50
21,976,300	Call, 06/30/22, Strike $5,000.00	345,000
	TOTAL PURCHASED OPTIONS (Cost $4,978,437)	3,796,950
	TOTAL INVESTMENTS (103.0%) (Cost $393,121,234)	572,863,626
LIABILITIES, LESS OTHER ASSETS (-3.0%)		(16,692,482)
NET ASSETS (100.0%)		$556,171,144
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-3.9%)#
	Other (-3.9%)
	S&P 500 Index
250
109,881,500	Put, 12/31/21, Strike $3,900.00	$(411,250)
200
87,905,200	Call, 01/31/22, Strike $4,600.00	(2,807,000)
200
87,905,200	Call, 02/28/22, Strike $4,500.00	(4,663,000)
135
59,336,010	Call, 12/31/21, Strike $4,500.00	(2,421,225)
125
54,940,750	Call, 01/31/22, Strike $4,300.00	(4,634,375)
120
52,743,120	Call, 12/31/21, Strike $4,200.00	(5,229,000)
100
43,952,600	Put, 12/31/21, Strike $3,500.00	(68,000)
60
26,371,560	Put, 01/31/22, Strike $3,000.00	(36,900)
25
10,988,150	Call, 12/31/21, Strike $4,400.00	(649,625)
25
10,988,150	Call, 01/31/22, Strike $4,500.00	(524,875)
	TOTAL WRITTEN OPTIONS (Premium $16,346,488)	$(21,445,250)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $121,105,382.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Phineus Long/Short Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.9%)
		Communication Services (8.8%)
8,400		Alphabet, Inc. - Class A#~	$24,871,728
74,700		Meta Platforms, Inc. - Class A#~	24,170,679
			49,042,407
		Consumer Discretionary (7.7%)
159,000	EUR	Accor, SA#	5,690,039
109,000	EUR	Bayerische Motoren Werke, AG	11,012,924
142,000		Caesars Entertainment, Inc.#~	15,543,320
282,000		Las Vegas Sands Corp.#	10,944,420
			43,190,703
		Consumer Staples (3.2%)
236,000		Sysco Corp.~	18,148,400
		Energy (4.7%)
360,000		Canadian Natural Resources, Ltd.^	15,303,600
233,500		Royal Dutch Shell, PLC - Class A	10,722,320
			26,025,920
		Financials (19.1%)
331,000		Bank of America Corp.	15,815,180
1,075,000		Huntington Bancshares, Inc.	16,920,500
1,325,700		Itau Unibanco Holding, SA^	5,395,599
4,415,000	GBP	Legal & General Group, PLC	17,411,800
193,300		Morgan Stanley~	19,867,374
5,480,000	GBP	Natwest Group, PLC	16,523,156
193,000		Truist Financial Corp.~	12,249,710
83,607		XP, Inc. - Class A#^	2,743,146
			106,926,465
		Health Care (2.4%)
313,500		Boston Scientific Corp.#~	13,521,255
		Industrials (38.1%)
276,000		AerCap Holdings, NV#~	16,295,040
748,000		Air Lease Corp. - Class A~	29,957,400
52,000		Boeing Company#	10,765,560
500,000		CSX Corp.~	18,085,000
450,000		Delta Air Lines, Inc.#~	17,608,500
86,500		Honeywell International, Inc.~	18,910,630
3,875,000	GBP	International Consolidated Airlines Group, SA#	8,678,616
74,700		L3Harris Technologies, Inc.~	17,221,338
240,500		Raytheon Technologies Corp.~	21,370,830
70,000	EUR	Siemens, AG	11,380,732
182,000		Southwest Airlines Company#~	8,604,960
381,000		Uber Technologies, Inc.#	16,695,420
72,000		Union Pacific Corp.~	17,380,800
			212,954,826
NUMBER OF SHARES			VALUE
		Information Technology (11.7%)
123,000		Anaplan, Inc.#	$8,020,830
41,000		Paycom Software, Inc.#~	22,461,850
38,500		salesforce.com, Inc.#~	11,538,065
49,900		Twilio, Inc. - Class A#~	14,538,864
87,000		Zendesk, Inc.#	8,856,600
			65,416,209
		Materials (2.2%)
38,600		Linde, PLC~	12,321,120
		TOTAL COMMON STOCKS (Cost $474,920,784)	547,547,305
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.4%)#
		Communication Services (0.0%)
84		Alphabet, Inc.
24,871,728		Put, 11/05/21, Strike $2,700.00
		Meta Platforms, Inc.	8,820
747
24,170,679		Put, 11/05/21, Strike $300.00	35,856
377
12,198,589		Put, 11/05/21, Strike $317.50	121,583
			166,259
		Financials (0.4%)
27,000		Itau Unibanco Holding, SA
10,989,000		Call, 12/17/21, Strike $5.00	540,000
17,800	GBP	Lloyds Banking Group, PLC
8,901,371		Call, 12/17/21, Strike 0.46	1,169,290
11,600		US Global Jets ETF
25,775,200		Call, 11/19/21, Strike $23.00	330,600
			2,039,890
		Health Care (0.0%)
1,420		BioMarin Pharmaceutical, Inc.
11,250,660		Call, 11/19/21, Strike $85.00	209,450
		Industrials (0.1%)
520		Boeing Company
10,765,560		Call, 03/18/22, Strike $230.00	447,200
1,800	GBP	International Consolidated Air
6,514,674		Call, 12/17/21, Strike 1.75	228,898
			676,098
		Information Technology (0.5%)
400		Affirm Holdings, Inc.
6,500,000		Call, 11/19/21, Strike $140.00	1,062,000
1,975		Fidelity National Information Services, Inc.
21,871,150		Call, 01/21/22, Strike $115.00	908,500
1,500		Zendesk, Inc.
15,270,000		Call, 12/17/21, Strike $110.00	570,000
			2,540,500

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments October 31, 2021

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Other (0.4%)
	SPDR S&P 500 ETF Trust
4,100
188,292,500	Put, 11/01/21, Strike $415.00	$6,150
3,900
179,107,500	Put, 11/05/21, Strike $445.00	150,150
3,800
174,515,000	Put, 12/03/21, Strike $450.00	1,757,500
1,860
85,420,500	Put, 11/01/21, Strike $455.00	39,990
3,700	Technology Select Sector SPDR Fund
59,766,100	Put, 11/05/21, Strike $155.00	62,900
		2,016,690
	TOTAL PURCHASED OPTIONS (Cost $16,217,164)	7,648,887
NUMBER OF SHARES		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.0%)
16,657,550	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $16,657,550)	16,657,550
	TOTAL INVESTMENTS (102.3%) (Cost $507,795,498)	571,853,742
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.0%)		(16,657,550)
OTHER ASSETS, LESS LIABILITIES (0.7%)		3,720,112
NET ASSETS (100.0%)		$558,916,304
COMMON STOCKS SOLD SHORT (-3.2%)#
	Consumer Staples (-2.2%)
(24,400)	Costco Wholesale Corp.	(11,993,576)
	Industrials (-1.0%)
(35,000)	Waste Management, Inc.	(5,608,050)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $16,513,390)	(17,601,626)
EXCHANGE-TRADED FUNDS SOLD SHORT (-33.3%)#
	Other (-33.3%)
(53,200)	ARK Innovation ETF	(6,452,096)
(391,500)	SPDR S&P 500 ETF Trust	(179,796,375)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $179,941,756)	(186,248,471)
	TOTAL SECURITIES SOLD SHORT (Proceeds $196,455,146)	(203,850,097)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (-1.6%)#
		Communication Services (0.0%)
84		Alphabet, Inc.
24,871,728		Put, 12/17/21, Strike $2,400.00	$(43,260)
1,450		Meta Platforms, Inc.
46,917,650		Put, 12/17/21, Strike $250.00	(126,150)
			(169,410)
		Consumer Discretionary (0.0%)
100		Amazon.com, Inc.
33,724,300		Put, 11/19/21, Strike $3,100.00	(91,250)
		Health Care (0.0%)
355		BioMarin Pharmaceutical, Inc.
2,812,665		Put, 11/19/21, Strike $80.00	(131,350)
		Industrials (-0.1%)
		International Consolidated Air
1,800
6,514,674	GBP	Call, 12/17/21, Strike 2.00	(49,761)
1,800
6,514,674	GBP	Put, 12/17/21, Strike 1.40	(129,377)
			(179,138)
		Information Technology (-1.0%)
800		Affirm Holdings, Inc.
13,000,000		Call, 11/19/21, Strike $160.00	(1,120,000)
530		Paycom Software, Inc.
29,036,050		Call, 11/19/21, Strike $470.00	(4,242,650)
195		Twilio, Inc.
5,681,520		Put, 11/19/21, Strike $290.00	(203,775)
335		Zendesk, Inc.
3,410,300		Put, 12/17/21, Strike $100.00	(199,325)
			(5,765,750)
		Other (-0.5%)
		SPDR S&P 500 ETF Trust
7,800
358,215,000		Put, 11/19/21, Strike $415.00	(448,500)
4,750
218,143,750		Put, 12/31/21, Strike $420.00	(1,752,750)
2,725
125,145,625		Put, 12/17/21, Strike $375.00	(211,187)
620
28,473,500		Call, 11/03/21, Strike $457.00	(234,670)
7,400		Technology Select Sector SPDR Fund
119,532,200		Put, 11/19/21, Strike $145.00	(166,500)
			(2,813,607)
		TOTAL WRITTEN OPTIONS (Premium $7,085,511)	$(9,150,505)

See accompanying Notes to Schedule of Investments

www.calamos.com

Phineus Long/Short Fund Schedule of Investments October 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $219,253,404.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

FOREIGN CURRENCY ABBREVIATIONS

EUR  European Monetary Unit

GBP  British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (83.0%)
	Communication Services (9.3%)
4,873,000	Eventbrite, Inc.* 0.750%, 09/15/26	$5,015,389
12,500,000	Liberty Media Corp. 0.500%, 12/01/50*	15,966,625
10,750,000	1.375%, 10/15/23	15,598,680
8,000,000	Liberty Media Corp. / Liberty Formula One~ 1.000%, 01/30/23	12,249,280
6,537,000	Magnite, Inc.* 0.250%, 03/15/26	5,451,792
7,750,000	Match Group Financeco 3, Inc.* 2.000%, 01/15/30	15,183,800
15,516,000	Sea, Ltd. 0.250%, 09/15/26	16,334,469
32,000,000	Snap, Inc. 0.000%, 05/01/27*	32,453,760
3,273,000	0.250%, 05/01/25	8,083,132
12,500,000	Twitter, Inc. 0.250%, 06/15/24	14,752,750
11,000,000	Zynga, Inc. 0.250%, 06/01/24	12,496,550
		153,586,227
	Consumer Discretionary (21.9%)
7,750,000	Airbnb, Inc.* 0.000%, 03/15/26	7,621,738
15,419,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	22,909,859
6,750,000	Burlington Stores, Inc. 2.250%, 04/15/25	9,698,873
11,000,000	Chegg, Inc. 0.000%, 09/01/26	10,253,540
3,250,000	Dick's Sporting Goods, Inc. 3.250%, 04/15/25	12,371,352
7,250,000	DISH Network Corp.* 0.000%, 12/15/25	8,327,495
15,250,000	DraftKings, Inc.* 0.000%, 03/15/28	13,326,670
16,750,000	Etsy, Inc. 0.125%, 09/01/27^	24,821,825
3,500,000	0.250%, 06/15/28*	4,453,365
25,000,000	Ford Motor Company* 0.000%, 03/15/26	29,485,000
7,500,000	LCI Industries* 1.125%, 05/15/26	7,885,650
5,517,000	MakeMyTrip, Ltd.* 0.000%, 02/15/28	5,855,247
14,750,000	Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	16,628,855
5,285,000	NCL Corp., Ltd. 5.375%, 08/01/25	8,805,021
PRINCIPAL AMOUNT		VALUE
3,750,000	NCL Corp., Ltd. 6.000%, 05/15/24	$7,747,988
3,750,000	RH 0.000%, 09/15/24^	11,689,462
3,250,000	0.000%, 06/15/23	11,039,730
20,500,000	Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23	27,654,705
7,750,000	Shake Shack, Inc.* 0.000%, 03/01/28	6,364,533
2,700,000	Tesla, Inc. 2.000%, 05/15/24	48,451,716
4,000,000	Under Armour, Inc. 1.500%, 06/01/24	7,939,720
20,750,000	Vail Resorts, Inc.*~ 0.000%, 01/01/26	22,809,022
7,750,000	Vroom, Inc.* 0.750%, 07/01/26	5,997,105
20,000,000	Wayfair, Inc. 0.625%, 10/01/25	19,733,000
8,000,000	Winnebago Industries, Inc. 1.500%, 04/01/25	10,220,800
		362,092,271
	Consumer Staples (0.4%)
7,750,000	Beyond Meat, Inc.* 0.000%, 03/15/27	6,485,355
	Energy (0.8%)
7,750,000	Pioneer Natural Resources Company 0.250%, 05/15/25	13,760,048
	Financials (1.0%)
7,500,000	Coinbase Global, Inc.* 0.500%, 06/01/26	8,883,225
7,500,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 0.250%, 06/15/26	7,634,700
		16,517,925
	Health Care (12.2%)
7,750,000	Alphatec Holdings, Inc.* 0.750%, 08/01/26	7,437,908
7,500,000	Bridgebio Pharma, Inc.* 2.250%, 02/01/29	6,727,950
4,630,000	CONMED Corp. 2.625%, 02/01/24	7,949,201
20,500,000	Dexcom, Inc.^ 0.250%, 11/15/25	26,262,140
2,772,000	Envista Holdings Corp.^ 2.375%, 06/01/25	5,431,318
10,000,000	Exact Sciences Corp. 0.375%, 03/15/27	11,355,000
7,750,000	Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	6,847,745

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
16,975,000	Insulet Corp. 0.375%, 09/01/26	$25,175,113
13,500,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	14,703,660
10,000,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	11,657,300
14,000,000	NeoGenomics, Inc.^ 0.250%, 01/15/28	14,140,560
5,600,000	NuVasive, Inc. 0.375%, 03/15/25	5,311,152
7,500,000	Oak Street Health, Inc.* 0.000%, 03/15/26	7,015,950
11,250,000	Omnicell, Inc. 0.250%, 09/15/25	21,021,075
10,000,000	Pacira BioSciences, Inc.^ 0.750%, 08/01/25	10,554,900
6,805,000	Repligen Corp. 0.375%, 07/15/24	17,297,289
2,000,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	2,705,340
		201,593,601
	Industrials (5.8%)
4,500,000	Air Canada 4.000%, 07/01/25	6,375,150
7,000,000	Air Transport Services Group, Inc.~ 1.125%, 10/15/24	7,458,920
15,000,000	JetBlue Airways Corp.*^ 0.500%, 04/01/26	14,510,550
7,500,000	John Bean Technologies Corp.* 0.250%, 05/15/26	8,194,950
5,500,000	Middleby Corp. 1.000%, 09/01/25	8,285,585
13,250,000	Southwest Airlines Company~ 1.250%, 05/01/25	18,635,992
7,500,000	Sunrun, Inc.*^ 0.000%, 02/01/26	6,841,500
27,500,000	Uber Technologies, Inc.*^ 0.000%, 12/15/25	26,575,175
		96,877,822
	Information Technology (29.1%)
9,500,000	Akamai Technologies, Inc. 0.125%, 05/01/25	11,638,925
11,500,000	Bentley Systems, Inc.* 0.125%, 01/15/26	13,085,045
7,864,000	Bill.com Holdings, Inc.* 0.000%, 04/01/27^	8,452,699
7,125,000	0.000%, 12/01/25	13,804,545
19,000,000	Coupa Software, Inc.^ 0.375%, 06/15/26	20,924,700
6,250,000	CyberArk Software, Ltd. 0.000%, 11/15/24	8,100,688
PRINCIPAL AMOUNT		VALUE
8,500,000	Datadog, Inc. 0.125%, 06/15/25	$16,122,885
7,750,000	Enphase Energy, Inc.* 0.000%, 03/01/26	8,404,333
7,750,000	0.000%, 03/01/28	8,632,725
2,750,000	Everbridge, Inc. 0.125%, 12/15/24	4,188,718
11,000,000	Five9, Inc. 0.500%, 06/01/25	14,757,380
6,500,000	LivePerson, Inc.* 0.000%, 12/15/26	6,364,670
28,525,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	31,961,977
7,500,000	MongoDB, Inc.^ 0.250%, 01/15/26	18,843,900
7,575,000	Nova, Ltd. 0.000%, 10/15/25	11,579,902
8,000,000	Okta, Inc. 0.125%, 09/01/25	11,626,560
4,750,000	0.375%, 06/15/26	5,952,795
15,000,000	ON Semiconductor Corp.*^ 0.000%, 05/01/27	18,196,650
9,500,000	Palo Alto Networks, Inc. 0.750%, 07/01/23~	18,323,600
6,250,000	0.375%, 06/01/25	10,949,375
3,500,000	Q2 Holdings, Inc. 0.750%, 06/01/26	3,906,665
14,500,000	Repay Holdings Corp.* 0.000%, 02/01/26	13,460,785
25,250,000	RingCentral, Inc. 0.000%, 03/01/25	25,945,890
21,750,000	Shift4 Payments, Inc.* 0.000%, 12/15/25	23,584,830
8,898,000	Shopify, Inc.^ 0.125%, 11/01/25	11,272,253
10,750,000	Silicon Laboratories, Inc. 0.625%, 06/15/25	17,286,967
20,000,000	Splunk, Inc. 1.125%, 06/15/27	20,872,000
16,000,000	Square, Inc.*^ 0.250%, 11/01/27	19,570,400
12,500,000	0.000%, 05/01/26	14,764,875
7,500,000	Tyler Technologies, Inc.* 0.250%, 03/15/26	9,137,850
3,250,000	Viavi Solutions, Inc.^ 1.000%, 03/01/24	4,194,938
10,500,000	Wix.com, Ltd.^ 0.000%, 08/15/25	9,947,700
7,000,000	Workday, Inc. 0.250%, 10/01/22	13,848,240
12,250,000	Zendesk, Inc. 0.625%, 06/15/25	14,369,127

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
8,653,000	Zscaler, Inc. 0.125%, 07/01/25	$18,694,114
		482,768,706
	Materials (1.1%)
7,500,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	9,763,725
8,241,000	MP Materials Corp.* 0.250%, 04/01/26	8,709,254
		18,472,979
	Real Estate (1.4%)
6,000,000	IH Merger Sub, LLC 3.500%, 01/15/22	10,899,000
12,000,000	Redfin Corp. 0.000%, 10/15/25	12,242,160
		23,141,160
	TOTAL CONVERTIBLE BONDS (Cost $1,096,619,946)	1,375,296,094
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (12.1%)
	Communication Services (0.6%)
9,250	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	9,700,040
	Consumer Discretionary (1.1%)
92,520	Aptiv, PLC 5.500%, 06/15/23	17,874,864
	Financials (1.5%)
10,300	Bank of America Corp.~‡‡ 7.250%	14,751,866
107,870	KKR & Company, Inc.^ 6.000%, 09/15/23	10,791,315
		25,543,181
	Health Care (3.6%)
157,130	Avantor, Inc. 6.250%, 05/15/22	19,449,552
115,360	Boston Scientific Corp. 5.500%, 06/01/23	13,501,734
12,375	Danaher Corp.^ 4.750%, 04/15/22	25,804,969
		58,756,255
	Industrials (0.8%)
129,110	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	13,933,551
	Information Technology (1.7%)
16,605	Broadcom, Inc. 8.000%, 09/30/22	27,852,231
NUMBER OF SHARES		VALUE
	Utilities (2.8%)
74,990	AES Corp.^ 6.875%, 02/15/24	$7,574,740
152,490	Dominion Energy, Inc. 7.250%, 06/01/22	15,274,923
174,515	NextEra Energy, Inc. 6.219%, 09/01/23	9,563,422
149,730	4.872%, 09/01/22	9,465,931
86,590	5.279%, 03/01/23	4,716,557
		46,595,573
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $152,754,617)	200,255,695
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%)#
	Consumer Discretionary (0.0%)
	Tesla, Inc.
400
44,560,000	Put, 11/05/21, Strike $850.00	137,000
250
27,850,000	Put, 11/05/21, Strike $1,000.00	273,750
		410,750
	Health Care (0.1%)
450	Repligen Corp.
13,072,500	Put, 12/17/21, Strike $300.00	940,500
	TOTAL PURCHASED OPTIONS (Cost $2,544,524)	1,351,250
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (11.4%)
100,822,833	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***†	100,822,833
87,669,947	State Street Navigator Securities Lending Government Money Market Portfolio†	87,669,947
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $188,492,780)	188,492,780
	TOTAL INVESTMENTS (106.6%) (Cost $1,440,411,867)	1,765,395,819
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-11.4%)		(188,492,780)
OTHER ASSETS, LESS LIABILITIES (4.8%)		78,527,577
NET ASSETS (100.0%)		$1,655,430,616

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments October 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	Canadian Dollar	01/27/22	15,136,000	$12,231,496	$59,736
					$59,736

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $44,795,946.

^  Security, or portion of security, is on loan.

‡‡  Perpetual maturity.

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of October 31, 2021.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Convertible Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (87.7%)
		Communication Services (12.5%)
1,100,000	EUR	America Movil, BV 0.000%, 03/02/24	$1,299,473
1,363,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	1,807,937
600,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	1,264,405
50,000,000	JPY	CyberAgent, Inc. 0.000%, 02/17/23	548,954
50,000,000	JPY	0.000%, 02/19/25	587,006
750,000		Hello Group, Inc. 1.250%, 07/01/25	670,395
1,205,000		iQIYI, Inc. 4.000%, 12/15/26	1,055,423
760,000		2.000%, 04/01/25^	679,106
2,200,000		Kakao Corp. 0.000%, 04/28/23	2,907,718
710,000		Liberty Media Corp. 1.375%, 10/15/23	1,030,238
665,000		Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	688,441
660,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	1,010,566
5,596,000		Sea, Ltd. 0.250%, 09/15/26	5,891,189
389,000		2.375%, 12/01/25	1,484,474
5,642,000		Snap, Inc. 0.000%, 05/01/27*	5,722,003
511,000		0.750%, 08/01/26	1,221,597
2,711,000		Twitter, Inc. 0.000%, 03/15/26*	2,484,930
2,090,000		0.250%, 06/15/24	2,466,660
1,000,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	1,004,820
1,442,000		Zynga, Inc. 0.250%, 06/01/24	1,638,184
			35,463,519
		Consumer Discretionary (16.1%)
1,366,000		Airbnb, Inc.* 0.000%, 03/15/26	1,343,393
613,000		Baozun, Inc. 1.625%, 05/01/24	582,295
957,000		Booking Holdings, Inc.^ 0.750%, 05/01/25	1,421,930
600,000		Cie Generale des Etablissements Michelin SCA 0.000%, 01/10/22	614,922
900,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	1,290,075
2,719,000		DraftKings, Inc.* 0.000%, 03/15/28	2,376,080
PRINCIPAL AMOUNT			VALUE
1,200,000	CHF	Dufry One, BV 0.750%, 03/30/26	$1,279,790
958,000		Etsy, Inc.^ 0.125%, 09/01/27	1,419,660
521,000		Fiverr International, Ltd.^ 0.000%, 11/01/25	576,554
1,100,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	1,111,276
600,000	EUR	HelloFresh, SE 0.750%, 05/13/25	1,083,569
969,000		Liberty Broadband Corp.* 2.750%, 09/30/50	1,006,365
1,958,000		MakeMyTrip, Ltd.* 0.000%, 02/15/28	2,078,045
1,303,000		Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	1,468,976
2,700,000		Meituan 0.000%, 04/27/28	2,707,236
300,000,000	JPY	Mercari, Inc. 0.000%, 07/14/28	2,832,016
1,822,000		NCL Corp. Ltd. 5.375%, 08/01/25	3,035,525
900,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	1,193,144
948,000		Peloton Interactive, Inc.* 0.000%, 02/15/26	847,142
2,243,000		Pinduoduo, Inc.^ 0.000%, 12/01/25	2,105,863
3,427,000		Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23	4,623,057
1,355,000		Shake Shack, Inc.* 0.000%, 03/01/28	1,112,767
1,000,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	1,130,487
980,000		Stride, Inc. 1.125%, 09/01/27	987,517
116,000		Tesla, Inc. 2.000%, 05/15/24	2,081,629
2,043,000		Vroom, Inc.* 0.750%, 07/01/26	1,580,914
1,863,000		Wayfair, Inc. 0.625%, 10/01/25	1,838,129
1,500,000	EUR	Zalando, SE 0.050%, 08/06/25	2,037,987
			45,766,343
		Consumer Staples (2.0%)
3,800,000		Carrefour, SA 0.000%, 03/27/24	3,915,178
100,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	888,564
729,000		Turning Point Brands, Inc. 2.500%, 07/15/24	752,007
			5,555,749

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT			VALUE
		Energy (2.1%)
2,141,000		Pioneer Natural Resources Company 0.250%, 05/15/25	$3,801,324
2,000,000		TotalEnergies, SE 0.500%, 12/02/22	2,052,400
			5,853,724
		Financials (5.1%)
1,312,000		Coinbase Global, Inc.* 0.500%, 06/01/26	1,553,972
2,700,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	2,750,932
1,000,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	1,205,844
1,670,000		GSK Finance No 3, PLC* 0.000%, 06/22/23	1,641,526
2,300,000		JPMorgan Chase Bank NA 0.000%, 08/07/22	2,688,608
900,000	EUR	LEG Immobilien, SE 0.875%, 09/01/25	1,296,526
1,700,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	2,277,942
130,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/13/23	1,205,341
			14,620,691
		Health Care (8.8%)
1,312,000		Bridgebio Pharma, Inc.* 2.250%, 02/01/29	1,176,943
650,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	739,044
1,140,000		Dexcom, Inc.^ 0.250%, 11/15/25	1,460,431
1,100,000	EUR	GN Store Nord AS 0.000%, 05/21/24	1,372,946
1,372,000		Haemonetics Corp.* 0.000%, 03/01/26	1,204,643
1,372,000		Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	1,212,272
702,000		Innoviva, Inc. 2.500%, 08/15/25	864,295
970,000		Insulet Corp. 0.375%, 09/01/26	1,438,578
1,088,000		Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	1,185,006
1,295,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	1,509,620
240,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	2,612,573
1,241,000		NeoGenomics, Inc. 0.250%, 01/15/28	1,253,460
926,000		Novocure, Ltd.* 0.000%, 11/01/25	947,891
710,000		NuVasive, Inc.^ 0.375%, 03/15/25	673,378
PRINCIPAL AMOUNT			VALUE
2,561,000		Oak Street Health, Inc.* 0.000%, 03/15/26	$2,395,713
950,000		Omnicell, Inc. 0.250%, 09/15/25	1,775,113
1,045,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	1,102,987
113,000		2.375%, 04/01/22	116,809
130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	1,369,052
630,000		Tabula Rasa HealthCare, Inc. 1.750%, 02/15/26	527,896
			24,938,650
		Industrials (5.1%)
1,676,000		Air Canada 4.000%, 07/01/25	2,374,389
900,000	EUR	Duerr, AG 0.750%, 01/15/26	1,369,895
1,331,000		John Bean Technologies Corp.* 0.250%, 05/15/26	1,454,330
952,000		Middleby Corp. 1.000%, 09/01/25	1,434,159
1,173,000		Southwest Airlines Company 1.250%, 05/01/25	1,649,813
2,624,000		Sunrun, Inc.*^ 0.000%, 02/01/26	2,393,613
2,378,000		Uber Technologies, Inc.*^ 0.000%, 12/15/25	2,298,028
1,400,000		Vinci, SA^ 0.375%, 02/16/22	1,561,504
			14,535,731
		Information Technology (29.3%)
2,800,000	AUD	Afterpay, Ltd. 0.000%, 03/12/26	2,113,399
1,310,000		Akamai Technologies, Inc. 0.125%, 05/01/25	1,604,947
664,000		Alteryx, Inc. 0.500%, 08/01/24	630,116
655,000		1.000%, 08/01/26	613,945
1,391,000		Bill.com Holdings, Inc.* 0.000%, 04/01/27^	1,495,130
625,000		0.000%, 12/01/25	1,210,925
2,690,000		Coupa Software, Inc. 0.375%, 06/15/26	2,962,497
1,573,000		CyberArk Software, Ltd. 0.000%, 11/15/24	2,038,781
746,000		Datadog, Inc. 0.125%, 06/15/25	1,415,020
1,374,000		Dropbox, Inc.* 0.000%, 03/01/28	1,507,635
3,348,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	2,664,657
1,372,000		Enphase Energy, Inc.* 0.000%, 03/01/28	1,528,271

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Convertible Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT			VALUE
2,744,000		Fastly, Inc.* 0.000%, 03/15/26	$2,452,285
1,126,000		Five9, Inc. 0.500%, 06/01/25	1,510,619
1,200,000		Globalwafers Company, Ltd. 0.000%, 06/01/26	1,246,680
9,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	1,373,881
1,163,000		LivePerson, Inc.* 0.000%, 12/15/26	1,138,786
1,761,000		Lumentum Holdings, Inc. 0.500%, 12/15/26	1,919,930
330,000		Mandiant, Inc. 1.625%, 06/01/35	327,990
2,967,000		Microchip Technology, Inc.^ 0.125%, 11/15/24	3,324,494
2,764,000		MicroStrategy, Inc.* 0.000%, 02/15/27	2,288,426
1,362,000		New Relic, Inc. 0.500%, 05/01/23	1,427,567
2,300,000	EUR	Nexi S.p.A 0.000%, 02/24/28	2,514,773
1,400,000	EUR	1.750%, 04/24/27	1,823,985
969,000		Nice, Ltd.^ 0.000%, 09/15/25	1,138,497
1,325,000		Okta, Inc. 0.125%, 09/01/25	1,925,649
2,756,000		ON Semiconductor Corp.*^ 0.000%, 05/01/27	3,343,331
770,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	1,348,963
650,000		0.750%, 07/01/23	1,253,720
729,000		Pegasystems, Inc. 0.750%, 03/01/25	796,090
1,930,000		Repay Holdings Corp.* 0.000%, 02/01/26	1,791,677
1,960,000		RingCentral, Inc. 0.000%, 03/15/26	1,912,294
130,000,000	JPY	SCREEN Holdings Company, Ltd. 0.000%, 06/11/25	1,291,674
929,000		Shift4 Payments, Inc.* 0.000%, 12/15/25	1,007,370
417,000		Shopify, Inc. 0.125%, 11/01/25	528,268
742,000		Silicon Laboratories, Inc. 0.625%, 06/15/25	1,193,203
983,200	EUR	SOITEC 0.000%, 10/01/25	2,907,312
1,430,000		Splunk, Inc.^ 1.125%, 09/15/25	1,868,352
2,190,000		Square, Inc.*^ 0.250%, 11/01/27	2,678,699
PRINCIPAL AMOUNT			VALUE
1,346,000		Tyler Technologies, Inc.* 0.250%, 03/15/26	$1,639,939
1,307,000		Vnet Group, Inc.* 0.000%, 02/01/26	1,083,294
1,200,000		Win Semiconductors Corp. 0.000%, 01/14/26	1,230,612
1,862,000		Wix.com, Ltd.^ 0.000%, 08/15/25	1,764,059
1,870,000		Workday, Inc. 0.250%, 10/01/22	3,699,458
1,146,000		Workiva, Inc. 1.125%, 08/15/26	2,268,175
1,735,000		Xero Investments, Ltd. 0.000%, 12/02/25	1,785,159
1,649,000		Zendesk, Inc. 0.625%, 06/15/25	1,934,261
790,000		Zscaler, Inc. 0.125%, 07/01/25	1,706,732
			83,231,527
		Materials (2.8%)
4,000,000		BASF, SE 0.925%, 03/09/23	4,014,440
50,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	462,861
2,400,000	EUR	POSCO 0.000%, 09/01/26	2,811,188
60,000,000	JPY	Teijin, Ltd. 0.000%, 12/10/21	526,210
			7,814,699
		Real Estate (3.9%)
700,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	1,033,737
1,990,000		ESR Cayman, Ltd. 1.500%, 09/30/25	2,055,789
1,900,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	2,240,855
525,000		IH Merger Sub, LLC 3.500%, 01/15/22	953,662
2,135,000		Redfin Corp. 0.000%, 10/15/25	2,178,084
140,000,000	JPY	Relo Group, Inc. 0.000%, 12/17/27	1,253,177
1,400,000		Vingroup, JSC 3.000%, 04/20/26	1,493,954
			11,209,258
		TOTAL CONVERTIBLE BONDS (Cost $224,313,233)	248,989,891

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (8.5%)
	Communication Services (0.3%)
845	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	$886,112
	Financials (3.2%)
2,487	Bank of America Corp.‡‡ 7.250%	3,561,931
18,628	KKR & Company, Inc.^ 6.000%, 09/15/23	1,863,545
2,530	Wells Fargo & Company‡‡ 7.500%	3,845,524
		9,271,000
	Health Care (1.2%)
13,930	Avantor, Inc. 6.250%, 05/15/22	1,724,256
772	Danaher Corp. 4.750%, 04/15/22	1,609,813
		3,334,069
	Information Technology (1.2%)
1,995	Broadcom, Inc. 8.000%, 09/30/22	3,346,293
	Utilities (2.6%)
13,463	AES Corp.^ 6.875%, 02/15/24	1,359,898
12,955	American Electric Power Company, Inc. 6.125%, 03/15/22	644,252
39,250	DTE Energy Company 6.250%, 11/01/22	1,981,340
28,565	Essential Utilities, Inc. 6.000%, 04/30/22	1,649,914
31,000	NextEra Energy, Inc. 6.219%, 09/01/23	1,698,800
		7,334,204
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $19,012,388)	24,171,678
PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (0.8%)
2,297,000	United States Treasury Note 1.750%, 07/15/22 (Cost $2,323,089)	2,323,694
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.3%)#
		Consumer Discretionary (0.0%)
		Alibaba Group Holding, Ltd.
167
2,754,498		Call, 11/19/21, Strike $250.00	$752
81
1,336,014		Call, 11/19/21, Strike $220.00	1,498
		Industrials (0.3%)
348	EUR	Schneider Electric, SE
5,190,441		Call, 12/17/21, Strike 130.00	795,927
		TOTAL PURCHASED OPTIONS (Cost $910,290)	798,177
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (10.0%)
28,485,735		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $28,485,735)	28,485,735
		TOTAL INVESTMENTS (107.3%) (Cost $275,044,735)	304,769,175
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-10.0%)			(28,485,735)
OTHER ASSETS, LESS LIABILITIES (2.7%)			7,718,226
NET ASSETS (100.0%)			$284,001,666

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#  Non-income producing security.

‡‡  Perpetual maturity.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Convertible Fund Schedule of Investments October 31, 2021

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$248,947,742	81.7%
European Monetary Unit	32,413,290	10.6%
Japanese Yen	13,577,428	4.5%
Canadian Dollar	2,664,657	0.9%
British Pound Sterling	2,398,988	0.8%
Australian Dollar	2,113,399	0.7%
Hong Kong Dollar	1,373,881	0.4%
Swiss Franc	1,279,790	0.4%
Total Investments	$304,769,175	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani Small Cap Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.6%)
	Communication Services (2.6%)
83,934	Integral Ad Science Holding Corp.#	$2,062,258
35,789	Magnite, Inc.#	967,377
58,459	Tremor International, Ltd.#	1,107,798
269,922	ZipRecruiter, Inc. - Class A#	7,498,433
		11,635,866
	Consumer Discretionary (18.1%)
66,450	Boot Barn Holdings, Inc.#	6,943,361
66,090	Century Communities, Inc.	4,431,995
14,545	Citi Trends, Inc.#	1,125,201
21,454	Crocs, Inc.#	3,463,748
12,605	Deckers Outdoor Corp.#	4,982,883
193,897	Everi Holdings, Inc.#	4,653,528
65,130	Figs, Inc.#	2,189,019
302,193	Full House Resorts, Inc.#	3,006,820
24,601	Lithia Motors, Inc. - Class A	7,853,131
96,974	Lovesac Company#	7,564,942
87,989	ONE Group Hospitality, Inc.#	1,163,215
79,540	OneWater Marine, Inc. - Class A	3,526,804
283,711	Porch Group, Inc.#	5,966,442
6,848	Portillo's Inc - Class A#	260,224
56,330	RumbleON, Inc.#	2,197,433
33,089	Skyline Champion Corp.#	2,095,195
67,268	Steven Madden, Ltd.	3,033,787
50,633	TopBuild Corp.#	13,011,162
51,572	YETI Holdings, Inc.#	5,071,075
		82,539,965
	Consumer Staples (4.2%)
218,410	Beauty Health Company#	5,999,723
135,719	Celsius Holdings, Inc.#	13,099,598
		19,099,321
	Energy (6.8%)
149,544	Aspen Aerogels, Inc.#	8,144,166
72,723	Cactus, Inc.	3,163,451
133,240	California Resources Corp.#	6,146,361
151,295	ChampionX Corp.#	3,968,468
81,661	Denbury, Inc.#	6,913,420
95,418	SilverBow Resources, Inc.#	2,633,537
		30,969,403
	Financials (5.2%)
225,410	BRP Group, Inc. - Class A#	8,227,465
51,451	Focus Financial Partners, Inc. - Class A#	3,234,210
65,187	LPL Financial Holdings, Inc.	10,691,971
10,545	Silvergate Capital Corp - Class A#	1,651,558
		23,805,204
NUMBER OF SHARES		VALUE
	Health Care (20.9%)
200,442	Apyx Medical Corp.#	$2,866,321
131,901	Axonics, Inc.#	9,674,938
54,269	BioLife Solutions, Inc.#	2,884,397
80,901	Castle Biosciences, Inc.#	5,044,177
126,053	Codexis, Inc.#	4,382,863
17,090	CryoPort, Inc.#	1,393,519
61,991	Cutera, Inc.#	2,665,613
74,995	Establishment Labs Holdings, Inc.#	6,115,092
177,080	Inotiv, Inc.#	8,568,901
37,452	Inspire Medical Systems, Inc.#	10,096,310
60,155	iRadimed Corp.#	2,244,985
69,181	Itamar Medical, Ltd.#	2,110,020
24,558	Natera, Inc.#	2,813,610
84,964	OptimizeRx Corp.#	8,216,019
186,231	Oramed Pharmaceuticals, Inc.#	4,359,668
58,087	Paragon 28, Inc.#	1,222,150
40,755	Phreesia, Inc.#	2,874,858
47,179	RadNet, Inc.#	1,466,795
27,483	Shockwave Medical, Inc.#	5,873,117
25,590	Staar Surgical Company#	3,031,391
40,454	Veracyte, Inc.#	1,936,938
37,712	Vericel Corp.#	1,735,506
461,092	ViewRay, Inc.#	3,370,583
		94,947,771
	Industrials (14.0%)
27,397	Advanced Drainage Systems, Inc.	3,090,382
140,227	Agrify Corp.#	2,243,632
14,120	ArcBest Corp.	1,268,682
73,874	Driven Brands Holdings, Inc.#	2,398,689
456	Fluence Energy, Inc.#	16,220
17,272	Generac Holdings, Inc.#	8,611,128
183,534	Montrose Environmental Group, Inc.#	12,581,256
13,999	RBC Bearings, Inc.#	3,274,786
27,483	Saia, Inc.#	8,592,285
93,691	Shyft Group, Inc.	3,861,006
228,985	Tecnoglass, Inc.	6,613,087
36,331	Tetra Tech, Inc.	6,381,904
24,251	Trex Company, Inc.#	2,580,306
13,986	Upwork, Inc.#	659,020
8,878	Vicor Corp.#	1,345,816
		63,518,199
	Information Technology (22.1%)
50,845	ACM Research, Inc. - Class A#	5,398,214
75,662	Asana, Inc. - Class A#	10,274,900
59,451	Brooks Automation, Inc.	6,923,069
36,790	CS Disco, Inc.#	2,109,907

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Timpani Small Cap Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
35,331	CyberArk Software, Ltd.#	$6,363,466
30,483	Diodes, Inc.#	2,929,111
26,756	ExlService Holdings, Inc.#	3,281,088
187,655	Harmonic, Inc.#	1,702,031
45,633	Lattice Semiconductor Corp.#	3,168,756
57,390	Rapid7, Inc.#	7,388,963
4,763	RingCentral, Inc. - Class A#	1,161,124
44,937	SimilarWeb, Ltd.#	864,588
63,390	SiTime Corp.#	16,791,377
81,722	Sprout Social, Inc. - Class A#	10,434,265
127,265	Stratasys, Ltd.#	4,013,938
49,603	Stronghold Digital Mining, Inc.#	1,362,098
73,329	Tenable Holdings, Inc.#	3,904,769
176,868	Varonis Systems, Inc.#	11,450,434
41,543	Zuora, Inc.#	908,130
		100,430,228
NUMBER OF SHARES		VALUE
	Materials (2.9%)
263,620	Ranpak Holdings Corp.#	$9,084,345
114,690	Summit Materials, Inc. - Class A#	4,088,699
		13,173,044
	Real Estate (0.8%)
69,753	eXp World Holdings, Inc.	3,599,255
	TOTAL COMMON STOCKS (Cost $308,191,792)	443,718,256
	TOTAL INVESTMENTS (97.6%) (Cost $308,191,792)	443,718,256
OTHER ASSETS, LESS LIABILITIES (2.4%)		10,989,511
NET ASSETS (100.0%)		$454,707,767

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani SMID Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.9%)
	Communication Services (2.2%)
3,481	Integral Ad Science Holding Corp.#	$85,528
1,732	Magnite, Inc.#	46,816
2,787	Tremor International, Ltd.#	52,814
13,980	ZipRecruiter, Inc. - Class A#	388,364
		573,522
	Consumer Discretionary (16.2%)
2,824	Boot Barn Holdings, Inc.#	295,080
1,582	Century Communities, Inc.	106,089
821	Crocs, Inc.#	132,550
1,076	Deckers Outdoor Corp.#	425,354
1,667	DraftKings, Inc. - Class A#	77,666
865	Etsy, Inc.#	216,847
7,131	Everi Holdings, Inc.#	171,144
2,058	Floor & Decor Holdings, Inc. - Class A#	279,723
1,798	Lithia Motors, Inc. - Class A	573,958
3,713	Lovesac Company#	289,651
222	Pool Corp.	114,366
13,815	Porch Group, Inc.#	290,529
404	Portillo's, Inc. - Class A#	15,352
948	Skyline Champion Corp.#	60,027
3,417	Steven Madden, Ltd.	154,107
3,222	TopBuild Corp.#	827,957
2,640	YETI Holdings, Inc.#	259,591
		4,289,991
	Consumer Staples (3.5%)
10,683	Beauty Health Company#	293,462
6,505	Celsius Holdings, Inc.#	627,862
		921,324
	Energy (5.2%)
7,127	Aspen Aerogels, Inc.#	388,136
3,383	Cactus, Inc. - Class A	147,161
6,894	California Resources Corp.#	318,020
7,518	ChampionX Corp.#	197,197
3,988	Denbury, Inc.#	337,624
		1,388,138
	Financials (6.3%)
5,963	Brown & Brown, Inc.	376,325
11,688	BRP Group, Inc. - Class A#	426,612
2,367	Focus Financial Partners, Inc. - Class A#	148,789
4,336	LPL Financial Holdings, Inc.	711,191
		1,662,917
NUMBER OF SHARES		VALUE
	Health Care (16.8%)
6,199	Axonics, Inc.#	$454,697
1,807	BioLife Solutions, Inc.#	96,042
4,215	Castle Biosciences, Inc.#	262,805
6,265	Codexis, Inc.#	217,834
677	CryoPort, Inc.#	55,203
1,863	Cutera, Inc.#	80,109
2,478	Establishment Labs Holdings, Inc.#	202,056
6,256	Horizon Therapeutics, PLC#	750,157
6,043	Inotiv, Inc.#	292,421
1,910	Inspire Medical Systems, Inc.#	514,898
1,815	Natera, Inc.#	207,945
3,776	OptimizeRx Corp.#	365,139
3,413	Paragon 28, Inc.#	71,810
1,221	Repligen Corp.#	354,700
1,201	Shockwave Medical, Inc.#	256,654
761	Staar Surgical Company#	90,148
1,675	Vericel Corp.#	77,083
13,598	ViewRay, Inc.#	99,401
		4,449,102
	Industrials (17.7%)
1,646	Advanced Drainage Systems, Inc.	185,669
3,407	Axon Enterprise, Inc.#	613,124
2,523	Driven Brands Holdings, Inc.#	81,922
27	Fluence Energy, Inc.#	960
1,694	Generac Holdings, Inc.#	844,561
3,484	GXO Logistics, Inc.#	309,379
9,718	Montrose Environmental Group, Inc.#	666,169
848	Old Dominion Freight Line, Inc.	289,465
635	RBC Bearings, Inc.#	148,545
1,450	Saia, Inc.#	453,328
3,770	Shyft Group, Inc.	155,362
10,724	Tecnoglass, Inc.	309,709
1,836	Tetra Tech, Inc.	322,512
2,113	Trex Company, Inc.#	224,823
438	Vicor Corp.#	66,396
		4,671,924
	Information Technology (29.9%)
3,988	Asana, Inc. - Class A#	541,570
969	Bill.com Holdings, Inc.#	285,186
4,161	Brooks Automation, Inc.	484,548
2,998	Cloudflare, Inc. - Class A#	583,771
1,815	CyberArk Software, Ltd.#	326,900
1,221	Diodes, Inc.#	117,326
8,347	Dynatrace, Inc.#	626,025
618	Elastic, NV#	107,229

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Timpani SMID Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
1,177	ExlService Holdings, Inc.#	$144,336
8,346	Harmonic, Inc.#	75,698
1,734	Lattice Semiconductor Corp.#	120,409
3,333	Lightspeed Commerce, Inc.#	325,601
1,014	MongoDB, Inc. - Class A#	528,588
358	Monolithic Power Systems, Inc.	188,115
2,148	Qualtrics International Inc - Class A#	99,495
2,459	Rapid7, Inc.#	316,596
517	RingCentral, Inc. - Class A#	126,034
3,374	SiTime Corp.#	893,739
4,307	Sprout Social, Inc. - Class A#	549,918
5,852	Stratasys, Ltd.#	184,572
2,939	Stronghold Digital Mining, Inc. - Class A#	80,705
3,605	Tenable Holdings, Inc.#	191,966
9,340	Varonis Systems, Inc. - Class B#	604,672
1,300	Zscaler, Inc.#	414,518
		7,917,517
NUMBER OF SHARES		VALUE
	Materials (1.6%)
12,334	Ranpak Holdings Corp. - Class A#	$425,030
	Real Estate (0.5%)
2,400	eXp World Holdings, Inc.	123,840
	TOTAL COMMON STOCKS (Cost $16,877,251)	26,423,305
	TOTAL INVESTMENTS (99.9%) (Cost $16,877,251)	26,423,305
OTHER ASSETS, LESS LIABILITIES (0.1%)		30,038
NET ASSETS (100.0%)		$26,453,343

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.6%)
	Communication Services (14.7%)
40,838	Alphabet, Inc. - Class A#~	$120,918,051
24,708	Integral Ad Science Holding Corp.#	607,076
333,627	Lyft, Inc. - Class A#	15,303,470
12,435	Magnite, Inc.#^	336,118
254,104	Meta Platforms, Inc. - Class A#~	82,220,431
30,487	Netflix, Inc.#	21,045,481
59,740	ROBLOX Corp. - Class A#^	5,019,355
40,900	Roku, Inc.#	12,470,410
19,780	Tremor International, Ltd.#	374,831
70,624	Walt Disney Company#	11,940,400
99,276	ZipRecruiter, Inc. - Class A#^	2,757,887
		272,993,510
	Consumer Discretionary (17.5%)
4,650	Airbnb, Inc. - Class A#	793,569
37,936	Amazon.com, Inc.#~	127,936,504
20,046	Boot Barn Holdings, Inc.#	2,094,606
125,388	Caesars Entertainment, Inc.#	13,724,970
11,225	Century Communities, Inc.	752,748
5,686	Chipotle Mexican Grill, Inc. - Class A#	10,115,565
5,895	Crocs, Inc.#	951,748
7,635	Deckers Outdoor Corp.#	3,018,192
11,832	DraftKings, Inc. - Class A#^	551,253
6,140	Etsy, Inc.#	1,539,237
50,617	Everi Holdings, Inc.#	1,214,808
14,604	Floor & Decor Holdings, Inc. - Class A#	1,984,976
12,767	Lithia Motors, Inc. - Class A	4,075,482
26,368	Lovesac Company#^	2,056,968
30,524	Lululemon Athletica, Inc.#	14,224,489
158,506	NIKE, Inc. - Class B~	26,516,469
1,579	Pool Corp.	813,438
99,228	Porch Group, Inc.#	2,086,765
2,870	Portillo's, Inc. - Class A#	109,060
78,305	Royal Caribbean Cruises, Ltd.#	6,611,291
6,732	Skyline Champion Corp.#	426,270
24,250	Steven Madden, Ltd.	1,093,675
75,227	Tesla, Inc.#	83,802,878
22,866	TopBuild Corp.#	5,875,876
31,023	Ulta Beauty, Inc.#	11,396,609
18,737	YETI Holdings, Inc.#	1,842,409
		325,609,855
	Consumer Staples (1.7%)
75,821	Beauty Health Company#^	2,082,803
46,172	Celsius Holdings, Inc.#^	4,456,521
43,193	Constellation Brands, Inc. - Class A	9,364,674
NUMBER OF SHARES		VALUE
24,639	Estee Lauder Companies Inc. - Class A	$7,991,167
53,268	Walmart, Inc.	7,959,305
		31,854,470
	Energy (0.5%)
50,614	Aspen Aerogels, Inc.#	2,756,438
24,012	Cactus, Inc. - Class A	1,044,522
48,960	California Resources Corp.#	2,258,525
53,394	ChampionX Corp.#	1,400,525
28,305	Denbury, Inc.#	2,396,301
		9,856,311
	Financials (4.2%)
53,268	American Express Company	9,256,913
42,321	Brown & Brown, Inc.	2,670,878
82,956	BRP Group, Inc. - Class A#	3,027,894
109,528	Charles Schwab Corp.	8,984,582
2,800	Coinbase Global, Inc. - Class A#	894,376
16,799	Focus Financial Partners, Inc. - Class A#	1,055,985
22,444	Goldman Sachs Group, Inc.	9,277,227
497,563	Huntington Bancshares, Inc.	7,831,642
30,792	LPL Financial Holdings, Inc.	5,050,504
54,564	Marsh & McLennan Companies, Inc.	9,101,275
540,656	SLM Corp.	9,921,038
200,501	Wells Fargo & Company	10,257,631
		77,329,945
	Health Care (10.8%)
18,703	Align Technology, Inc.#	11,677,592
43,997	Axonics, Inc.#^	3,227,180
12,822	BioLife Solutions, Inc.#	681,489
190,028	Boston Scientific Corp.#	8,195,908
128,250	Bristol-Myers Squibb Company	7,489,800
29,929	Castle Biosciences, Inc.#	1,866,073
44,485	Codexis, Inc.#	1,546,743
4,803	CryoPort, Inc.#^	391,637
13,222	Cutera, Inc.#^	568,546
44,090	Danaher Corp.	13,745,939
41,414	Dexcom, Inc.#	25,809,619
95,762	Edwards Lifesciences Corp.#	11,474,203
89,260	Eli Lilly & Company	22,739,878
17,589	Establishment Labs Holdings, Inc.#	1,434,207
44,404	Horizon Therapeutics, PLC#	5,324,484
42,894	Inotiv, Inc.#^	2,075,641
13,555	Inspire Medical Systems, Inc.#	3,654,157
46,685	IQVIA Holdings, Inc.#	12,204,393
12,883	Natera, Inc.#	1,476,005
26,804	OptimizeRx Corp.#^	2,591,947
24,222	Paragon 28, Inc.#	509,631

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
8,671	Repligen Corp.#	$2,518,925
8,523	Shockwave Medical, Inc.#	1,821,365
5,401	Staar Surgical Company#	639,802
42,195	Thermo Fisher Scientific, Inc.	26,712,389
64,939	UnitedHealth Group, Inc.~	29,902,461
11,877	Vericel Corp.#^	546,580
96,514	ViewRay, Inc.#	705,517
		201,532,111
	Industrials (7.9%)
11,694	Advanced Drainage Systems, Inc.	1,319,083
367,287	Air Lease Corp. - Class A	14,709,844
24,179	Axon Enterprise, Inc.#	4,351,253
510,930	CSX Corp.	18,480,338
18,122	Driven Brands Holdings, Inc.#	588,421
193	Fluence Energy, Inc.#	6,865
12,026	Generac Holdings, Inc.#	5,995,683
24,727	GXO Logistics, Inc.#	2,195,758
64,340	Honeywell International, Inc.	14,066,011
45,088	L3Harris Technologies, Inc.	10,394,588
68,975	Montrose Environmental Group, Inc.#^	4,728,236
6,018	Old Dominion Freight Line, Inc.	2,054,244
192,621	Raytheon Technologies Corp.	17,116,302
4,509	RBC Bearings, Inc.#	1,054,790
10,294	Saia, Inc.#	3,218,316
26,989	Shyft Group, Inc.	1,112,217
76,117	Tecnoglass, Inc.	2,198,259
13,034	Tetra Tech, Inc.	2,289,552
15,012	Trex Company, Inc.#	1,597,277
467,095	Uber Technologies, Inc.#	20,468,103
76,410	Union Pacific Corp.	18,445,374
3,108	Vicor Corp.#	471,142
		146,861,656
	Information Technology (38.9%)
25,250	Adobe, Inc.#	16,421,590
770,528	Apple, Inc.	115,425,095
124,428	Applied Materials, Inc.	17,003,086
28,308	Asana, Inc. - Class A#	3,844,226
5,020	ASML Holding, NV^	4,080,658
14,528	Bill.com Holdings, Inc.#	4,275,736
29,547	Brooks Automation, Inc.	3,440,748
21,280	Cloudflare, Inc. - Class A#	4,143,642
12,882	CyberArk Software, Ltd.#	2,320,177
8,767	Diodes, Inc.#	842,421
59,244	Dynatrace, Inc.#	4,443,300
4,388	Elastic, NV#	761,362
8,353	ExlService Holdings, Inc.#	1,024,328
NUMBER OF SHARES		VALUE
36,400	Fidelity National Information Services, Inc.	$4,030,936
59,234	Harmonic, Inc.#	537,252
12,305	Lattice Semiconductor Corp.#	854,459
23,986	Lightspeed Commerce, Inc.#^	2,343,192
201,156	Marvell Technology, Inc.	13,779,186
130,247	Micron Technology, Inc.	9,000,068
597,350	Microsoft Corp.~	198,093,207
7,197	MongoDB, Inc. - Class A#^	3,751,724
2,569	Monolithic Power Systems, Inc.	1,349,907
288,990	NVIDIA Corp.	73,886,073
43,663	Paycom Software, Inc.#	23,920,775
80,100	PayPal Holdings, Inc.#~	18,630,459
15,248	Qualtrics International Inc - Class A#^	706,287
17,451	Rapid7, Inc.#^	2,246,816
3,672	RingCentral, Inc. - Class A#	895,160
150,775	salesforce.com, Inc.#	45,185,760
32,171	ServiceNow, Inc.#	22,447,637
23,947	SiTime Corp.#	6,343,321
82,414	Snowflake, Inc.- Class A#	29,161,370
30,568	Sprout Social, Inc. - Class A#	3,902,922
19,650	Square, Inc. - Class A#^	5,000,925
41,558	Stratasys, Ltd.#	1,310,739
20,863	Stronghold Digital Mining, Inc. - Class A#	572,898
25,599	Tenable Holdings, Inc.#	1,363,147
80,700	Trade Desk, Inc. - Class A#	6,045,237
98,803	Twilio, Inc. - Class A#	28,787,242
16,500	Unity Software, Inc.#^	2,496,615
66,295	Varonis Systems, Inc. - Class B#^	4,291,938
124,000	Visa, Inc. - Class A~	26,259,480
22,530	Zscaler, Inc.#^	7,183,916
		722,405,017
	Materials (1.3%)
47,233	Celanese Corp.	7,628,602
43,641	Linde, PLC	13,930,207
87,546	Ranpak Holdings Corp. - Class A#	3,016,835
		24,575,644
	Real Estate (0.1%)
17,226	eXp World Holdings, Inc.	888,862
	TOTAL COMMON STOCKS (Cost $994,559,211)	1,813,907,381

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments October 31, 2021

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.0%)#
	Information Technology (0.0%)
70	Twilio, Inc.
2,039,520	Call, 01/20/23, Strike $400.00 (Cost $170,661)	$170,625
NUMBER OF SHARES		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.3%)
23,479,460	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $23,479,460)	23,479,460
	TOTAL INVESTMENTS (98.9%) (Cost $1,018,209,332)	1,837,557,466
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.3%)		(23,479,460)
OTHER ASSETS, LESS LIABILITIES (2.4%)		44,026,738
NET ASSETS (100.0%)		$1,858,104,744
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%)#
	Information Technology (0.0%)
70	Twilio, Inc.
2,039,520	Put, 12/17/21, Strike $270.00 (Premium $75,878)	$(56,700)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $6,545,445.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth and Income Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (20.0%)
	Communication Services (2.7%)
3,283,000	Eventbrite, Inc.* 0.750%, 09/15/26	$3,378,929
6,963,000	Liberty Media Corp. 1.375%, 10/15/23	10,103,592
2,275,000	0.500%, 12/01/50*	2,905,926
8,050,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	12,325,838
2,090,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	3,275,803
3,000,000	Match Group Financeco 2, Inc.* 0.875%, 06/15/26	5,450,490
2,500,000	Match Group Financeco 3, Inc.*^ 2.000%, 01/15/30	4,898,000
13,480,000	Sea, Ltd. 0.250%, 09/15/26	14,191,070
10,510,000	Snap, Inc.* 0.000%, 05/01/27	10,659,032
3,520,000	Twitter, Inc. 0.250%, 06/15/24	4,154,374
5,000,000	Zynga, Inc. 0.250%, 06/01/24	5,680,250
		77,023,304
	Consumer Discretionary (5.1%)
4,290,000	Airbnb, Inc.* 0.000%, 03/15/26	4,219,001
2,775,000	Bloomin' Brands, Inc. 5.000%, 05/01/25	5,587,268
13,861,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	20,594,951
7,115,000	Burlington Stores, Inc.^ 2.250%, 04/15/25	10,223,330
1,800,000	Dick's Sporting Goods, Inc. 3.250%, 04/15/25	6,851,826
6,230,000	DraftKings, Inc.* 0.000%, 03/15/28	5,444,272
3,575,000	Etsy, Inc.^ 0.125%, 09/01/27	5,297,793
18,610,000	Ford Motor Company* 0.000%, 03/15/26	21,948,634
2,878,000	MakeMyTrip, Ltd.* 0.000%, 02/15/28	3,054,450
7,235,000	Marriott Vacations Worldwide Corp.*^ 0.000%, 01/15/26	8,156,594
12,585,000	Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23	16,977,291
6,185,000	Shake Shack, Inc.* 0.000%, 03/01/28	5,079,308
325,000	Tesla, Inc. 2.000%, 05/15/24	5,832,151
3,790,000	Under Armour, Inc. 1.500%, 06/01/24	7,522,885
PRINCIPAL AMOUNT		VALUE
7,040,000	Vail Resorts, Inc.*^ 0.000%, 01/01/26	$7,738,579
5,300,000	Vroom, Inc.* 0.750%, 07/01/26	4,101,246
3,585,000	Wayfair, Inc. 0.625%, 10/01/25	3,537,140
2,980,000	Winnebago Industries, Inc. 1.500%, 04/01/25	3,807,248
		145,973,967
	Energy (0.8%)
3,995,000	EQT Corp.^ 1.750%, 05/01/26	6,245,943
9,355,000	Pioneer Natural Resources Company^ 0.250%, 05/15/25	16,609,709
		22,855,652
	Financials (0.4%)
3,950,000	Ares Capital Corp. 4.625%, 03/01/24	4,508,332
5,255,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 0.250%, 06/15/26	5,349,380
		9,857,712
	Health Care (2.6%)
2,325,000	CONMED Corp. 2.625%, 02/01/24	3,991,769
6,035,000	Dexcom, Inc.^ 0.250%, 11/15/25	7,731,318
3,899,000	Envista Holdings Corp.^ 2.375%, 06/01/25	7,639,506
4,640,000	Exact Sciences Corp. 0.375%, 03/15/27	5,268,720
3,272,000	Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	2,891,074
4,920,000	Insulet Corp. 0.375%, 09/01/26	7,296,704
3,365,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	3,665,023
7,800,000	Jazz Investments I, Ltd.^ 2.000%, 06/15/26	9,092,694
5,995,000	NeoGenomics, Inc. 0.250%, 01/15/28	6,055,190
3,730,000	Oak Street Health, Inc.* 0.000%, 03/15/26	3,489,266
5,250,000	Omnicell, Inc. 0.250%, 09/15/25	9,809,835
7,150,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	7,546,753
		74,477,852
	Industrials (3.1%)
4,610,000	Air Canada 4.000%, 07/01/25	6,530,987

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
3,950,000	Air Transport Services Group, Inc.^ 1.125%, 10/15/24	$4,208,962
1,300,000	Chart Industries, Inc.*^ 1.000%, 11/15/24	3,952,819
7,460,000	JetBlue Airways Corp.*^ 0.500%, 04/01/26	7,216,580
10,465,000	John Bean Technologies Corp.* 0.250%, 05/15/26	11,434,687
8,645,000	Middleby Corp. 1.000%, 09/01/25	13,023,433
20,125,000	Southwest Airlines Company 1.250%, 05/01/25	28,305,611
13,615,000	Uber Technologies, Inc.*^ 0.000%, 12/15/25	13,157,128
		87,830,207
	Information Technology (4.5%)
3,991,000	Bill.com Holdings, Inc.* 0.000%, 04/01/27^	4,289,766
3,154,000	0.000%, 12/01/25	6,110,812
5,530,000	Coupa Software, Inc. 0.375%, 06/15/26	6,090,189
1,960,000	Datadog, Inc. 0.125%, 06/15/25	3,717,748
4,990,000	Enphase Energy, Inc.* 0.000%, 03/01/28	5,558,361
2,207,000	0.000%, 03/01/26	2,393,337
3,810,000	Five9, Inc. 0.500%, 06/01/25	5,111,420
4,895,000	Itron, Inc.* 0.000%, 03/15/26	4,598,363
3,870,000	LivePerson, Inc.* 0.000%, 12/15/26	3,789,427
11,597,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	12,994,322
2,235,000	Nova, Ltd. 0.000%, 10/15/25	3,416,644
4,920,000	Okta, Inc. 0.125%, 09/01/25	7,150,334
6,480,000	ON Semiconductor Corp. 0.000%, 05/01/27*^	7,860,953
2,230,000	1.625%, 10/15/23	5,259,745
3,825,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	6,701,017
7,310,000	Repay Holdings Corp.* 0.000%, 02/01/26	6,786,092
6,495,000	RingCentral, Inc. 0.000%, 03/01/25	6,674,002
4,638,000	Shift4 Payments, Inc.* 0.000%, 12/15/25	5,029,262
1,358,000	Shopify, Inc.^ 0.125%, 11/01/25	1,720,355
3,322,000	Silicon Laboratories, Inc. 0.625%, 06/15/25	5,342,075
4,585,000	Square, Inc.*^ 0.000%, 05/01/26	5,415,756
PRINCIPAL AMOUNT		VALUE
2,282,000	Wix.com, Ltd.^ 0.000%, 08/15/25	$2,161,967
2,255,000	Workday, Inc. 0.250%, 10/01/22	4,461,112
2,907,000	Zscaler, Inc. 0.125%, 07/01/25	6,280,341
		128,913,400
	Materials (0.1%)
2,485,000	MP Materials Corp.* 0.250%, 04/01/26	2,626,198
	Real Estate (0.7%)
5,340,000	IH Merger Sub, LLC 3.500%, 01/15/22	9,700,110
3,315,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	3,708,424
5,495,000	Redfin Corp. 0.000%, 10/15/25	5,605,889
		19,014,423
	TOTAL CONVERTIBLE BONDS (Cost $456,258,697)	568,572,715
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (8.2%)
	Communication Services (0.6%)
15,280	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	16,023,418
	Consumer Discretionary (0.7%)
106,325	Aptiv, PLC 5.500%, 06/15/23	20,541,990
	Financials (0.9%)
80,250	AMG Capital Trust II^ 5.150%, 10/15/37	4,756,257
214,825	KKR & Company, Inc.^ 6.000%, 09/15/23	21,491,093
		26,247,350
	Health Care (1.6%)
81,055	Avantor, Inc. 6.250%, 05/15/22	10,032,988
118,375	Boston Scientific Corp. 5.500%, 06/01/23	13,854,610
9,890	Danaher Corp. 4.750%, 04/15/22	20,623,122
		44,510,720
	Industrials (1.1%)
59,310	Colfax Corp.^ 5.750%, 01/15/22	12,377,997
176,425	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	19,039,786
		31,417,783

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth and Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
	Information Technology (0.7%)
12,805	Broadcom, Inc. 8.000%, 09/30/22	$21,478,339
	Utilities (2.6%)
73,905	AES Corp.^ 6.875%, 02/15/24	7,465,144
80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.566%, 09/15/29	4,902,055
140,435	Dominion Energy, Inc. 7.250%, 06/01/22	14,067,374
273,280	DTE Energy Company 6.250%, 11/01/22	13,795,175
141,390	Essential Utilities, Inc. 6.000%, 04/30/22	8,166,686
326,000	NextEra Energy, Inc. 4.872%, 09/01/22	20,609,720
88,405	6.219%, 09/01/23	4,844,594
		73,850,748
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $176,586,330)	234,070,348
COMMON STOCKS (68.2%)
	Communication Services (7.8%)
39,080	Alphabet, Inc. - Class A#~	115,712,754
321,635	Comcast Corp. - Class A	16,541,688
152,330	Meta Platforms, Inc. - Class A#	49,289,418
27,710	Netflix, Inc.#	19,128,490
126,745	Walt Disney Company#	21,428,777
		222,101,127
	Consumer Discretionary (8.0%)
28,060	Amazon.com, Inc.#	94,630,386
165,770	General Motors Company#	9,022,861
84,115	Home Depot, Inc.	31,268,910
58,410	Lowe's Companies, Inc.	13,657,426
47,685	McDonald's Corp.	11,709,052
207,960	MGM Resorts International	9,807,394
100,640	NIKE, Inc. - Class B	16,836,065
66,830	Starbucks Corp.	7,088,658
47,470	Target Corp.	12,324,161
12,620	Tesla, Inc.#	14,058,680
100,120	TJX Companies, Inc.	6,556,859
		226,960,452
	Consumer Staples (4.4%)
408,935	Coca-Cola Company	23,051,666
28,785	Costco Wholesale Corp.	14,148,979
215,050	Mondelez International, Inc. - Class A	13,062,137
98,075	PepsiCo, Inc.	15,848,920
NUMBER OF SHARES		VALUE
129,500	Philip Morris International, Inc.	$12,242,930
152,560	Procter & Gamble Company	21,814,554
109,455	Sysco Corp.	8,417,090
117,332	Walmart, Inc.	17,531,747
		126,118,023
	Energy (2.3%)
216,685	Chevron Corp.	24,808,266
77,510	ConocoPhillips	5,773,720
258,910	Exxon Mobil Corp.	16,691,928
141,960	Hess Corp.	11,721,637
111,565	Marathon Petroleum Corp.	7,355,480
		66,351,031
	Financials (9.5%)
39,170	American Express Company	6,806,963
99,710	American International Group, Inc.	5,891,864
43,888	Assurant, Inc.	7,079,573
727,315	Bank of America Corp.~	34,751,111
9,110	BlackRock, Inc.	8,594,921
240,040	Charles Schwab Corp.	19,690,481
64,430	Chubb, Ltd.	12,588,333
176,040	Citigroup, Inc.	12,174,926
84,145	Discover Financial Services	9,535,311
43,170	Goldman Sachs Group, Inc.	17,844,320
363,495	Huntington Bancshares, Inc.	5,721,411
111,325	Intercontinental Exchange, Inc.	15,414,060
232,540	JPMorgan Chase & Company~	39,506,221
419,245	KeyCorp	9,755,831
122,180	Marsh & McLennan Companies, Inc.	20,379,624
284,810	Morgan Stanley	29,272,772
37,360	Northern Trust Corp.	4,596,774
222,045	Wells Fargo & Company~	11,359,822
		270,964,318
	Health Care (7.3%)
130,020	Abbott Laboratories	16,758,278
102,725	AbbVie, Inc.	11,779,476
64,705	Agilent Technologies, Inc.	10,190,390
15,820	Anthem, Inc.	6,883,757
128,820	Bristol-Myers Squibb Company	7,523,088
72,300	Edwards Lifesciences Corp.#	8,662,986
42,885	Eli Lilly & Company	10,925,383
19,455	Intuitive Surgical, Inc.#	7,025,784
129,370	Johnson & Johnson~	21,071,786
156,780	Medtronic, PLC~	18,791,651
222,685	Merck & Company, Inc.	19,607,414
244,925	Pfizer, Inc.	10,713,019
17,665	Stryker Corp.	4,700,126

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
17,705	Thermo Fisher Scientific, Inc.	$11,208,504
92,715	UnitedHealth Group, Inc.	42,692,476
		208,534,118
	Industrials (5.3%)
365,945	Carrier Global Corp.	19,113,307
813,840	CSX Corp.	29,436,593
12,540	FedEx Corp.	2,953,546
120,840	Honeywell International, Inc.	26,418,041
87,210	JB Hunt Transport Services, Inc.	17,196,940
35,670	Northrop Grumman Corp.	12,742,037
353,765	Raytheon Technologies Corp.	31,435,558
42,150	Union Pacific Corp.	10,175,010
		149,471,032
	Information Technology (20.3%)
57,015	Accenture, PLC - Class A	20,456,412
31,970	Adobe, Inc.#	20,792,009
37,580	Advanced Micro Devices, Inc.#	4,518,243
982,945	Apple, Inc.~	147,245,161
185,485	Cisco Systems, Inc.	10,381,596
100,905	Fidelity National Information Services, Inc.	11,174,220
40,850	Lam Research Corp.	23,021,835
102,200	Marvell Technology, Inc.	7,000,700
61,095	Mastercard, Inc. - Class A	20,498,594
78,250	Micron Technology, Inc.	5,407,075
486,955	Microsoft Corp.~	161,484,017
196,720	NVIDIA Corp.	50,295,402
23,310	PayPal Holdings, Inc.#	5,421,673
42,205	QUALCOMM, Inc.	5,614,953
72,820	salesforce.com, Inc.#	21,823,426
18,370	ServiceNow, Inc.#	12,817,851
27,515	Skyworks Solutions, Inc.	4,598,582
73,010	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	8,301,237
168,980	Visa, Inc. - Class A	35,784,895
		576,637,881
	Materials (2.3%)
67,965	Celanese Corp.	10,977,027
414,490	Freeport-McMoRan, Inc.	15,634,563
72,650	Linde, PLC	23,189,880
81,855	PPG Industries, Inc.	13,143,458
17,435	Vulcan Materials Company	3,314,742
		66,259,670
	Real Estate (1.0%)
60,195	American Tower Corp.	16,973,184
61,825	Crown Castle International Corp.	11,147,048
		28,120,232
	TOTAL COMMON STOCKS (Cost $813,619,079)	1,941,517,884
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.6%)#
	Consumer Discretionary (0.4%)
	Tesla, Inc.
170
18,938,000	Call, 03/18/22, Strike $820.00	$5,748,125
140
1,559,600	Call, 01/21/22, Strike $750.00	5,355,350
		11,103,475
	Other (0.2%)
1,400	Invesco QQQ Trust Series
54,055,400	Put, 11/19/21, Strike $380.00	522,900
	iShares MSCI EAFE ETF
24,000
193,176,000	Call, 01/21/22, Strike $83.00	1,728,000
5,100
41,049,900	Call, 03/18/22, Strike $80.00	1,547,850
7,800	iShares MSCI Emerging Markets
39,717,600	Call, 03/18/22, Strike $53.00	998,400
1,700	SPDR S&P 500 ETF Trust
78,072,500	Put, 02/18/22, Strike $440.00	1,831,750
		6,628,900
	TOTAL PURCHASED OPTIONS (Cost $9,069,627)	17,732,375
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.5%)
66,600,465	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***†	66,600,465
61,229,462	State Street Navigator Securities Lending Government Money Market Portfolio†	61,229,462
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $127,829,927)	127,829,927
	TOTAL INVESTMENTS (101.5%) (Cost $1,583,363,660)	2,889,723,249
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.5%)		(127,829,927)
OTHER ASSETS, LESS LIABILITIES (3.0%)		86,151,828
NET ASSETS (100.0%)		$2,848,045,150

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth and Income Fund Schedule of Investments October 31, 2021

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%)#
	Consumer Discretionary (0.0%)
	Tesla, Inc.
170
18,938,000	Put, 03/18/22, Strike $600.00	$(213,775)
140
15,596,000	Put, 01/21/22, Strike $500.00	(55,300)
		(269,075)
	Energy (0.0%)
760	Conocophillips
5,661,240	Call, 05/20/22, Strike $85.00	(267,900)
	TOTAL WRITTEN OPTIONS (Premium $1,312,486)	$(536,975)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	Canadian Dollar	01/27/22	6,508,000	$5,259,155	$25,684
State Street Bank and Trust	New Taiwanese Dollar	01/27/22	223,695,000	8,046,942	26,212
					$51,896

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2021.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $11,368,638.

***  The rate disclosed is the 7 day net yield as of October 31, 2021.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Dividend Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCK (0.5%)
	Health Care (0.5%)
730	Boston Scientific Corp.^ 5.500%, 06/01/23 (Cost $87,568)	$85,439
COMMON STOCKS (98.8%)
	Communication Services (9.5%)
275	Alphabet, Inc. - Class C#	815,488
1,316	AT&T, Inc.	33,242
3,025	Comcast Corp. - Class A	155,576
1,020	Meta Platforms, Inc. - Class A#	330,041
200	Netflix, Inc.#	138,062
490	T-Mobile US, Inc.#	56,365
835	Walt Disney Company#	141,173
		1,669,947
	Consumer Discretionary (14.2%)
200	Amazon.com, Inc.#	674,486
705	Aptiv, PLC#	121,887
40	Booking Holdings, Inc.#	96,831
525	Dick's Sporting Goods, Inc.^	65,210
3,970	Ford Motor Company	67,808
1,050	General Motors Company#	57,152
560	Home Depot, Inc.	208,174
535	Lowe's Companies, Inc.	125,094
425	McDonald's Corp.	104,359
2,590	MGM Resorts International	122,144
1,195	NIKE, Inc. - Class B	199,912
970	Royal Caribbean Cruises, Ltd.#	81,897
690	Starbucks Corp.	73,188
655	Target Corp.	170,051
140	Tesla, Inc.#	155,960
2,160	TJX Companies, Inc.	141,458
1,185	Under Armour, Inc. - Class A#	26,023
		2,491,634
	Consumer Staples (5.6%)
2,945	Coca-Cola Company	166,010
225	Costco Wholesale Corp.	110,596
1,440	Mondelez International, Inc. - Class A	87,466
630	PepsiCo, Inc.	101,808
1,025	Philip Morris International, Inc.	96,903
1,065	Procter & Gamble Company	152,284
1,520	Sysco Corp.	116,888
1,030	Walmart, Inc.	153,903
		985,858
	Energy (4.0%)
1,390	Chevron Corp.	159,141
1,320	ConocoPhillips	98,327
NUMBER OF SHARES		VALUE
2,390	Exxon Mobil Corp.	$154,083
1,370	Hess Corp.	113,121
1,190	Marathon Petroleum Corp.	78,457
525	Pioneer Natural Resources Company	98,164
		701,293
	Financials (12.4%)
395	American Express Company	68,643
360	American International Group, Inc.	21,272
495	Assurant, Inc.	79,849
5,200	Bank of America Corp.	248,456
60	BlackRock, Inc.	56,608
2,050	Charles Schwab Corp.	168,162
495	Chubb, Ltd.	96,713
1,390	Citigroup, Inc.	96,133
670	Discover Financial Services	75,924
435	Goldman Sachs Group, Inc.	179,807
2,330	Huntington Bancshares, Inc.	36,674
900	Intercontinental Exchange, Inc.	124,614
1,700	JPMorgan Chase & Company	288,813
3,195	KeyCorp	74,348
760	Marsh & McLennan Companies, Inc.	126,768
2,090	Morgan Stanley	214,810
400	Northern Trust Corp.	49,216
3,120	Wells Fargo & Company	159,619
		2,166,429
	Health Care (11.0%)
1,605	Abbott Laboratories	206,868
1,355	AbbVie, Inc.	155,378
475	Agilent Technologies, Inc.	74,808
120	Amgen, Inc.	24,836
110	Anthem, Inc.	47,864
1,745	Bristol-Myers Squibb Company	101,908
380	Danaher Corp.	118,473
530	Eli Lilly & Company	135,023
905	Johnson & Johnson	147,406
1,380	Medtronic, PLC	165,407
1,720	Merck & Company, Inc.	151,446
2,740	Pfizer, Inc.	119,847
215	Stryker Corp.	57,205
180	Thermo Fisher Scientific, Inc.	113,953
655	UnitedHealth Group, Inc.	301,608
		1,922,030
	Industrials (7.7%)
2,900	Carrier Global Corp.	151,467
6,150	CSX Corp.	222,446
170	FedEx Corp.	40,040
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Dividend Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
735	Fortive Corp.	$55,647
800	Honeywell International, Inc.	174,896
550	JB Hunt Transport Services, Inc.	108,455
220	Northrop Grumman Corp.	78,588
2,220	Raytheon Technologies Corp.	197,269
3,010	Southwest Airlines Company#	142,313
495	Stanley Black & Decker, Inc.	88,966
355	Union Pacific Corp.	85,697
		1,345,784
	Information Technology (28.4%)
510	Accenture, PLC - Class A	182,983
210	Adobe, Inc.#	136,576
7,685	Apple, Inc.	1,151,213
700	Applied Materials, Inc.	95,655
390	Broadcom, Inc.	207,351
1,995	Cisco Systems, Inc.	111,660
820	Fidelity National Information Services, Inc.	90,807
970	Intel Corp.	47,530
255	Intuit, Inc.	159,627
205	Lam Research Corp.	115,532
740	Marvell Technology, Inc.	50,690
540	Mastercard, Inc. - Class A	181,181
1,000	Microchip Technology, Inc.	74,090
485	Micron Technology, Inc.	33,514
3,525	Microsoft Corp.	1,168,960
1,500	NVIDIA Corp.	383,505
1,365	Oracle Corp.	130,958
190	PayPal Holdings, Inc.#	44,192
390	QUALCOMM, Inc.	51,886
385	salesforce.com, Inc.#	115,381
120	ServiceNow, Inc.#	83,731
215	Skyworks Solutions, Inc.	35,933
490	Texas Instruments, Inc.	91,865
1,135	Visa, Inc. - Class A	240,359
		4,985,179
	Materials (2.8%)
375	Celanese Corp.	60,566
2,630	Freeport-McMoRan, Inc.	99,204
470	Linde, PLC	150,024
530	PPG Industries, Inc.	85,102
60	Sherwin-Williams Company	18,997
360	Vulcan Materials Company	68,443
		482,336
NUMBER OF SHARES		VALUE
	Real Estate (0.9%)
330	American Tower Corp.	$93,050
395	Crown Castle International Corp.	71,219
		164,269
	Utilities (2.3%)
2,510	AES Corp.	63,076
915	Dominion Energy, Inc.	69,476
685	DTE Energy Company	77,645
2,160	NextEra Energy, Inc.	184,313
		394,510
	TOTAL COMMON STOCKS (Cost $8,916,295)	17,309,269
EXCHANGE-TRADED FUND (0.3%)
	Other (0.3%)
340	iShares Nasdaq Biotechnology ETF (Cost $48,313)	54,264
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
57,360	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $57,360)	57,360
	TOTAL INVESTMENTS (99.9%) (Cost $9,109,536)	17,506,332
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(57,360)
OTHER ASSETS, LESS LIABILITIES (0.4%)		80,929
NET ASSETS (100.0%)		$17,529,901

NOTES TO SCHEDULE OF INVESTMENTS

^  Security, or portion of security, is on loan.

#  Non-income producing security.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

See accompanying Notes to Schedule of Investments

www.calamos.com

Select Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.7%)
	Communication Services (11.1%)
1,006	Alphabet, Inc. - Class A#	$2,978,686
5,155	Meta Platforms, Inc. - Class A#	1,668,003
675	Netflix, Inc.#	465,959
3,019	T-Mobile US, Inc.#	347,276
3,072	Walt Disney Company#	519,383
		5,979,307
	Consumer Discretionary (12.6%)
764	Amazon.com, Inc.#	2,576,537
3,450	Aptiv, PLC#	596,471
1,328	Lululemon Athletica, Inc.#	618,861
5,766	NIKE, Inc. - Class B	964,594
4,506	Starbucks Corp.	477,951
950	Tesla, Inc.#	1,058,300
6,827	TJX Companies, Inc.	447,100
		6,739,814
	Consumer Staples (8.0%)
12,196	Coca-Cola Company	687,489
4,097	Constellation Brands, Inc. - Class A	888,271
1,910	Estee Lauder Companies, Inc. - Class A	619,470
8,300	Mondelez International, Inc. - Class A	504,142
5,965	Sysco Corp.	458,708
7,438	Walmart, Inc.	1,111,386
		4,269,466
	Energy (2.7%)
4,180	Chevron Corp.	478,568
11,687	Hess Corp.	964,996
		1,443,564
	Financials (12.8%)
5,060	American Express Company	879,327
14,352	Bank of America Corp.	685,739
7,765	Charles Schwab Corp.	636,963
2,274	Chubb, Ltd.	444,294
5,427	Discover Financial Services	614,988
1,305	Goldman Sachs Group, Inc.	539,422
5,495	JPMorgan Chase & Company	933,545
9,450	Morgan Stanley	971,271
22,590	Wells Fargo & Company	1,155,704
		6,861,253
	Health Care (12.7%)
12,122	Boston Scientific Corp.#	522,822
9,498	Bristol-Myers Squibb Company	554,683
3,918	Danaher Corp.	1,221,515
853	Dexcom, Inc.#	531,598
4,355	Edwards Lifesciences Corp.#	521,816
NUMBER OF SHARES		VALUE
4,778	Eli Lilly & Company	$1,217,243
2,021	IQVIA Holdings, Inc.#	528,330
2,894	Jazz Pharmaceuticals, PLC#	385,018
2,885	UnitedHealth Group, Inc.	1,328,456
		6,811,481
	Industrials (10.3%)
10,400	Air Lease Corp. - Class A	416,520
11,300	Carrier Global Corp.	590,199
23,778	CSX Corp.	860,050
3,146	Honeywell International, Inc.	687,778
7,324	Raytheon Technologies Corp.	650,811
10,371	Southwest Airlines Company#	490,341
12,312	Uber Technologies, Inc.#	539,512
2,049	Union Pacific Corp.	494,629
4,940	Waste Management, Inc.	791,536
		5,521,376
	Information Technology (24.8%)
21,989	Apple, Inc.	3,293,952
4,040	Applied Materials, Inc.	552,066
4,271	Fidelity National Information Services, Inc.	472,971
11,117	Microsoft Corp.	3,686,619
5,766	NVIDIA Corp.	1,474,193
1,349	Paycom Software, Inc.#	739,050
2,840	PayPal Holdings, Inc.#	660,556
3,671	salesforce.com, Inc.#	1,100,162
1,470	Twilio, Inc. - Class A#	428,299
4,295	Visa, Inc. - Class A	909,552
		13,317,420
	Materials (2.4%)
3,360	Celanese Corp.	542,673
2,400	Linde, PLC	766,080
		1,308,753
	Utilities (2.3%)
6,728	Dominion Energy, Inc.	510,857
8,601	NextEra Energy, Inc.	733,923
		1,244,780
	TOTAL COMMON STOCKS (Cost $34,045,054)	53,497,214
	TOTAL INVESTMENTS (99.7%) (Cost $34,045,054)	53,497,214
OTHER ASSETS, LESS LIABILITIES (0.3%)		185,619
NET ASSETS (100.0%)		$53,682,833

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

International Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.8%)
		Communication Services (5.9%)
40,200	EUR	CTS Eventim, AG & Company KGaA#	$2,923,767
285,600	GBP	S4 Capital, PLC#	2,836,341
21,898		Sea, Ltd.#	7,523,496
74,300	HKD	Tencent Holdings, Ltd.	4,519,654
			17,803,258
		Consumer Discretionary (17.5%)
26,262		Alibaba Group Holding, Ltd.#~	4,331,654
27,500		Aptiv, PLC#~	4,754,475
46,500	AUD	Aristocrat Leisure, Ltd.	1,649,202
18,000	CAD	Aritzia, Inc.#	708,888
38,150		Capri Holdings, Ltd.#	2,031,106
28,800	EUR	Daimler, AG	2,858,758
41,000	INR	Dixon Technologies India, Ltd.	2,728,267
42,226	AUD	Flight Centre Travel Group, Ltd.#^	638,965
41,024		Global-e Online, Ltd.#	2,373,649
86,024	AUD	IDP Education, Ltd.^	2,433,881
35,500	HKD	JD.com, Inc. - Class A#	1,389,718
41,500	INR	Jubilant Foodworks, Ltd.	2,054,814
334,000	HKD	Li Ning Company, Ltd.	3,685,709
10,800		Lululemon Athletica, Inc.#	5,032,908
7,800	EUR	LVMH Moet Hennessy Louis Vuitton, SE	6,116,148
1,275		MercadoLibre, Inc.#	1,888,300
4,500	JPY	Oriental Land Company, Ltd.	710,729
31,500	EUR	Publicis Groupe, SA	2,114,703
19,800	JPY	Sony Corp.	2,292,766
192,800	GBP	Watches of Switzerland Group, PLC#*	2,993,735
			52,788,375
		Consumer Staples (2.5%)
44,000	GBP	Diageo, PLC	2,189,074
4,800	EUR	L'Oreal, SA	2,195,783
22,500	CHF	Nestle, SA	2,967,911
			7,352,768
		Energy (3.2%)
100,200	CAD	Canadian Natural Resources, Ltd.	4,258,662
105,000	NOK	Equinor, ASA	2,660,525
56,600	EUR	TotalEnergies, SE	2,834,242
			9,753,429
		Financials (13.4%)
20,300	CAD	Bank of Montreal^	2,204,033
36,700	SEK	EQT, AB	1,938,489
343,000	INR	HDFC Bank, Ltd.	7,289,238
44,200	HKD	Hong Kong Exchanges & Clearing, Ltd.	2,662,683
172,400		ICICI Bank, Ltd.^	3,646,260
455,800	EUR	ING Groep, NV	6,913,986
952,000	EUR	Intesa Sanpaolo, S.p.A	2,705,751
NUMBER OF SHARES			VALUE
5,121,900	GBP	Lloyds Banking Group, PLC	$3,505,330
44,600	EUR	NN Group, NV	2,384,171
403,700		UBS Group, AG#^	7,327,155
			40,577,096
		Health Care (10.4%)
103,150		Alcon, Inc.^	8,598,584
26,900		Horizon Therapeutics, PLC#	3,225,579
32,600		LivaNova, PLC#	2,501,072
5,750	CHF	Lonza Group, AG	4,725,353
58,000	JPY	Menicon Company, Ltd.	2,177,566
60,700	DKK	Novo Nordisk, A/S - Class B	6,656,050
231,000	HKD	Wuxi Biologics Cayman, Inc.#*	3,498,946
			31,383,150
		Industrials (14.4%)
23,500	EUR	Airbus, SE#	3,014,627
15,700	EUR	Alfen Beheer, BV#*	1,768,575
37,600	SEK	Atlas Copco, AB - Class A	2,421,390
74,000	CAD	CAE, Inc.#	2,244,037
30,150	CAD	Canadian Pacific Railway, Ltd.^	2,333,604
85,500	EUR	Deutsche Post, AG	5,293,046
11,800	DKK	DSV, A/S	2,742,523
43,000	EUR	Duerr, AG	1,948,887
92,900	JPY	Lixil Corp.	2,386,589
19,500	JPY	Nidec Corp.	2,159,778
93,100	JPY	Recruit Holdings Company, Ltd.	6,192,919
26,275	EUR	Schneider Electric, SE	4,530,285
208,000	HKD	Techtronic Industries Company, Ltd.	4,273,412
19,000	CAD	Thomson Reuters Corp.^	2,285,496
			43,595,168
		Information Technology (25.1%)
8,548		Accenture, PLC - Class A	3,066,937
2,635	EUR	Adyen, NV#*	7,950,610
44,250	EUR	Amadeus IT Group, SA#	2,960,231
6,700	EUR	ASM International, NV	3,032,317
18,900	EUR	ASML Holding, NV	15,363,802
7,300		Atlassian Corp., PLC - Class A#	3,344,349
59,500	EUR	Dassault Systemes, SE	3,474,645
16,800	JPY	Fujitsu, Ltd.	2,903,538
6,200		Globant, SA#	1,978,978
13,600	JPY	Keyence Corp.	8,209,160
51,500	GBP	Keywords Studios, PLC	1,991,109
2,765		Shopify, Inc. - Class A#	4,055,508
473,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	10,037,197
39,150		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	4,451,355
76,500	AUD	WiseTech Global, Ltd.	2,981,496
			75,801,232

See accompanying Notes to Schedule of Investments

www.calamos.com

International Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES			VALUE
		Materials (5.3%)
83,470	EUR	ArcelorMittal, SA	$2,822,967
324,000		Cemex, SAB de CV#	2,083,320
133,950	CAD	First Quantum Minerals, Ltd.	3,171,247
90,850	AUD	James Hardie Industries, PLC	3,569,151
343,000	NOK	Norsk Hydro, ASA	2,519,495
108,900	INR	Tata Steel, Ltd.	1,922,476
			16,088,656
		Real Estate (1.1%)
110,211	INR	Godrej Properties, Ltd.#	3,301,939
		TOTAL COMMON STOCKS (Cost $204,443,709)	298,445,071
RIGHT (0.0%)
		Consumer Discretionary (0.0%)
1	AUD	Aristocrat Leisure, Ltd.# 0.000% (Cost $—)	2
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.3%)
15,927,726		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $15,927,726)	15,927,726
		TOTAL INVESTMENTS (104.1%) (Cost $220,371,435)	314,372,799
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.3%)			(15,927,726)
OTHER ASSETS, LESS LIABILITIES (1.2%)			3,655,656
NET ASSETS (100.0%)			$302,100,729

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	British Pound Sterling	12/30/21	6,825,000	$9,343,164	$4,526
					$4,526

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $90,569.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE
OCTOBER 31, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$88,142,411	28.0%
European Monetary Unit	83,207,301	26.5%
Japanese Yen	27,033,045	8.6%
Hong Kong Dollar	20,030,122	6.4%
Indian Rupee	17,296,734	5.5%
Canadian Dollar	17,205,967	5.5%
British Pound Sterling	13,515,589	4.3%
Australian Dollar	11,272,697	3.6%
New Taiwan Dollar	10,037,197	3.2%
Danish Krone	9,398,573	3.0%
Swiss Franc	7,693,264	2.4%
Norwegian Krone	5,180,020	1.6%
Swedish Krona	4,359,879	1.4%
Total Investments	$314,372,799	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Evolving World Growth Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (14.2%)
		Communication Services (5.9%)
4,800,000		Kakao Corp. 0.000%, 04/28/23	$6,344,112
26,498,000		Sea, Ltd. 0.250%, 09/15/26	27,895,769
			34,239,881
		Consumer Discretionary (2.2%)
12,900,000		Meituan 0.000%, 04/27/28	12,934,572
		Financials (4.9%)
69,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 05/28/24	9,664,967
45,000,000	HKD	0.000%, 07/25/24	6,293,175
10,600,000		JPMorgan Chase Bank NA 0.000%, 08/07/22	12,390,976
			28,349,118
		Real Estate (1.2%)
6,600,000		Vingroup, JSC 3.000%, 04/20/26	7,042,926
		TOTAL CONVERTIBLE BONDS (Cost $80,764,680)	82,566,497
NUMBER OF SHARES			VALUE
COMMON STOCKS (83.0%)
		Communication Services (7.4%)
70,400	PHP	Globe Telecom, Inc.	4,184,059
59,000	INR	Info Edge India, Ltd.	4,820,772
324,500	ZAR	MTN Group, Ltd.#	2,909,833
14,555	KRW	NAVER Corp.	5,060,520
84,482	INR	Nazara Technologies, Ltd.#	3,015,435
375,300	HKD	Tencent Holdings, Ltd.	22,829,421
			42,820,040
		Consumer Discretionary (14.0%)
473,100	HKD	Alibaba Group Holding, Ltd.#	9,728,193
62,935		Alibaba Group Holding, Ltd.#	10,380,499
2,973,900	MXN	Alsea, SAB de CV#	6,283,498
100,000	CNY	BYD Company, Ltd. - Class A	4,887,571
86,250	INR	Dixon Technologies India, Ltd.	5,739,343
2,248,500	INR	Indian Hotels Company, Ltd.	6,011,300
212,250	HKD	JD.com, Inc. - Class A#	8,308,947
73,300	INR	Jubilant Foodworks, Ltd.	3,629,345
869,100	HKD	Li Ning Company, Ltd.	9,590,568
4,076		MercadoLibre, Inc.#	6,036,638
3,110,700	HKD	Samsonite International, SA#*	6,691,146
131,800	INR	Titan Company, Ltd.	4,225,588
			81,512,636
NUMBER OF SHARES			VALUE
		Consumer Staples (3.6%)
48,300	PLN	Dino Polska, SA#*	$4,314,694
675,000	BRL	JBS, SA	4,670,391
380,100	INR	Varun Beverages, Ltd.	4,316,171
2,222,000	MXN	Wal-Mart de Mexico, SAB de CV	7,741,600
			21,042,856
		Energy (5.1%)
1,713,800	INR	Coal India, Ltd.	3,777,351
89,000		Lukoil, PJSC	9,071,845
2,122,900	INR	Oil & Natural Gas Corp, Ltd.	4,251,360
248,660	INR	Reliance Industries, Ltd.	8,450,793
2,436,200	IDR	United Tractors Tbk PT	4,052,643
			29,603,992
		Financials (21.8%)
13,984,500	IDR	Bank Central Asia, Tbk PT	7,394,686
4,118,000	IDR	Bank Jago, Tbk PT#	4,506,573
2,958,000	TWD	Cathay Financial Holding Company, Ltd.	6,165,928
560,200	TWD	Chailease Holding Company, Ltd.	5,365,343
849,500	HKD	China Merchants Bank Company, Ltd. - Class H	7,118,928
1,868,700	ZAR	FirstRand, Ltd.^	7,098,581
785,000	MXN	Grupo Financiero Banorte, SAB de CV - Class O	4,962,109
126,500	KRW	Hana Financial Group, Inc.	4,877,818
949,800	INR	HDFC Bank, Ltd.	20,184,601
177,500	INR	Housing Development Finance Corp., Ltd.	6,759,870
681,675		ICICI Bank, Ltd.^	14,417,426
128,000	INR	ICICI Securities, Ltd.*	1,270,754
1,596,300		Itau Unibanco Holding, SA^	6,496,941
1,552,000	THB	Kasikornbank PCL	6,557,852
94,500	HUF	OTP Bank Nyrt#	5,678,260
421,800		Sberbank of Russia, PJSC	8,469,744
359,400	INR	SBI Cards & Payment Services, Ltd.#	5,121,345
121,500	KRW	Shinhan Financial Group Company, Ltd.	3,966,600
			126,413,359
		Health Care (1.1%)
410,000	HKD	Wuxi Biologics Cayman, Inc.#*	6,210,250
		Industrials (6.2%)
65,700	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	6,581,303
1,817,500	PHP	International Container Terminal Services, Inc.	6,489,784
1,066,101	CNY	NARI Technology Company, Ltd. - Class A	6,491,406
165,375	CNY	Sungrow Power Supply Company, Ltd. - Class A	4,250,723

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES			VALUE
388,500	HKD	Techtronic Industries Company, Ltd.	$7,981,830
261,300	INR	Voltas, Ltd.	4,201,740
			35,996,786
		Information Technology (16.3%)
7,360	EUR	ASML Holding, NV	5,982,941
62,000	TWD	eMemory Technology, Inc.	5,150,061
24,075		Globant, SA#	7,684,499
280,300		Infosys, Ltd.	6,245,084
146,000	TWD	MediaTek, Inc.	4,805,252
29,090		NVIDIA Corp.	7,437,440
41,000	TWD	Silergy Corp.	6,773,410
1,933,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	41,032,592
56,075		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	6,375,728
488,125	BRL	TOTVS, SA	2,833,370
			94,320,377
		Materials (5.0%)
112,000	INR	Asian Paints, Ltd.	4,653,480
591,200		Cemex, SAB de CV#	3,801,416
278,400	CAD	First Quantum Minerals, Ltd.^	6,591,080
712,700	NOK	Norsk Hydro, ASA	5,235,113
11,300	KRW	POSCO	2,866,037
336,200	INR	Tata Steel, Ltd.	5,935,138
			29,082,264
		Real Estate (2.5%)
7,140,800	PHP	Ayala Land, Inc.	4,972,071
618,200	INR	DLF, Ltd.	3,309,130
208,400	INR	Godrej Properties, Ltd.#	6,243,697
			14,524,898
		TOTAL COMMON STOCKS (Cost $388,067,278)	481,527,458
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (2.6%)#
		Communication Services (1.0%)
845		Sea, Ltd.
29,031,665		Call, 06/17/22, Strike $340.00	4,273,588
1,895		Yandex, NV
15,698,180		Call, 05/20/22, Strike $80.00	1,762,350
			6,035,938
		Information Technology (0.2%)
6,270		Kraneshares Csi China Internet
29,932,980		Call, 01/21/22, Strike $52.00	1,319,835
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Other (1.4%)
15,570	iShares China Large-Cap ETF
62,793,810	Call, 01/21/22, Strike $42.00	$1,502,505
11,670	iShares MSCI Emerging Markets
59,423,640	Put, 01/21/22, Strike $51.00	2,433,195
12,300	iShares MSCI India ETF
60,073,200	Put, 11/19/21, Strike $50.00	1,906,500
4,585	iShares MSCI South Korea ETF
36,446,165	Call, 01/21/22, Strike $82.00	882,612
12,000	Xtrackers Harvest CSI 300 China A ETF
46,512,000	Call, 01/21/22, Strike $40.00	1,092,000
		7,816,812
	TOTAL PURCHASED OPTIONS (Cost $16,519,910)	15,172,585
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.7%)
15,402,702	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $15,402,702)	15,402,702
	TOTAL INVESTMENTS (102.5%) (Cost $500,754,570)	594,669,242
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.7%)		(15,402,702)
OTHER ASSETS, LESS LIABILITIES (0.2%)		730,552
NET ASSETS (100.0%)		$579,997,092

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Evolving World Growth Fund Schedule of Investments October 31, 2021

FOREIGN CURRENCY ABBREVIATIONS

BRL  Brazilian Real

CAD  Canadian Dollar

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

INR  Indian Rupee

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

PHP  Philippine Peso

PLN  Polish Zloty

THB  Thai Baht

TWD  New Taiwan Dollar

ZAR  South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$183,600,902	30.9%
Indian Rupee	105,917,213	17.8%
Hong Kong Dollar	94,417,425	15.9%
New Taiwan Dollar	69,292,586	11.6%
Chinese Yuan Renminbi	22,211,003	3.7%
Mexican Peso	18,987,207	3.2%
South Korean Won	16,770,975	2.8%
Indonesian Rupiah	15,953,902	2.7%
Philippine Peso	15,645,914	2.6%
South African Rand	10,008,414	1.7%
Brazilian Real	7,503,761	1.3%
Canadian Dollar	6,591,080	1.1%
Thai Baht	6,557,852	1.1%
European Monetary Unit	5,982,941	1.0%
Hungarian Forint	5,678,260	1.0%
Norwegian Krone	5,235,113	0.9%
Polish Zloty	4,314,694	0.7%
Total Investments	$594,669,242	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Equity Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.9%)
		Communication Services (8.9%)
1,210		Alphabet, Inc. - Class A#	$3,582,713
4,885		Meta Platforms, Inc. - Class A#	1,580,640
8,227		Sea, Ltd.#	2,826,550
35,000	HKD	Tencent Holdings, Ltd.	2,129,043
12,539		Walt Disney Company#	2,119,969
			12,238,915
		Consumer Discretionary (15.5%)
8,785		Alibaba Group Holding, Ltd.#	1,448,998
1,275		Amazon.com, Inc.#~	4,299,848
12,655		Aptiv, PLC#	2,187,923
17,280		Caesars Entertainment, Inc.#	1,891,469
1,265		Chipotle Mexican Grill, Inc. - Class A#	2,250,473
14,650		DR Horton, Inc.	1,307,806
33,000		European Wax Center, Inc. - Class A#	1,052,040
31,400		General Motors Company#	1,709,102
157,500	HKD	Li Ning Company, Ltd.	1,738,021
4,445		Lululemon Athletica, Inc.#	2,071,414
13,713		Portillo's, Inc. - Class A#	521,094
710		Tesla, Inc.#	790,940
			21,269,128
		Consumer Staples (2.3%)
16,100		Celsius Holdings, Inc.#	1,553,972
3,230		Costco Wholesale Corp.	1,587,674
			3,141,646
		Energy (2.7%)
25,500	CAD	Canadian Natural Resources, Ltd.	1,083,791
15,850		Chevron Corp.	1,814,667
4,450		Pioneer Natural Resources Company	832,061
			3,730,519
		Financials (13.3%)
53,025		Bank of America Corp.	2,533,534
108,290	INR	HDFC Bank, Ltd.	2,301,316
15,400	HKD	Hong Kong Exchanges & Clearing, Ltd.	927,722
53,000		ICICI Bank, Ltd.^	1,120,950
134,900	EUR	ING Groep, NV	2,046,285
13,250		JPMorgan Chase & Company	2,251,043
2,159,933	GBP	Lloyds Banking Group, PLC	1,478,217
14,050		Morgan Stanley	1,444,059
1,100		MSCI, Inc. - Class A	731,368
94,800		UBS Group, AG#^	1,720,620
34,200		Wells Fargo & Company	1,749,672
			18,304,786
NUMBER OF SHARES			VALUE
		Health Care (11.4%)
47,475		Alcon, Inc.^	$3,957,516
4,600		Danaher Corp.	1,434,142
6,700		Eli Lilly & Company	1,706,892
12,400		Horizon Therapeutics, PLC#	1,486,884
4,000		IQVIA Holdings, Inc.#	1,045,680
2,220	CHF	Lonza Group, AG	1,824,397
18,750		Novo Nordisk, A/S	2,064,938
1,920		UnitedHealth Group, Inc.	884,102
79,000	HKD	Wuxi Biologics Cayman, Inc.#*	1,196,609
			15,601,160
		Industrials (7.2%)
29,400	EUR	Deutsche Post, AG	1,820,065
9,000	JPY	Nidec Corp.	996,821
26,600		Quanta Services, Inc.	3,226,048
29,600	JPY	Recruit Holdings Company, Ltd.	1,968,962
10,750	EUR	Schneider Electric, SE	1,853,494
			9,865,390
		Information Technology (31.5%)
4,650		Accenture, PLC - Class A	1,668,373
2,780		Adobe, Inc.#	1,808,001
879	EUR	Adyen, NV#*	2,652,215
21,050		Apple, Inc.	3,153,290
5,678	EUR	ASML Holding, NV	4,615,644
2,550		Bill.com Holdings, Inc.#	750,491
8,200	JPY	Fujitsu, Ltd.	1,417,203
4,700	JPY	Keyence Corp.	2,836,989
1,730		Lam Research Corp.	974,976
4,090		Mastercard, Inc. - Class A	1,372,277
14,320		Microsoft Corp.	4,748,798
21,480		NVIDIA Corp.	5,491,792
6,085		PayPal Holdings, Inc.#	1,415,310
2,090		ServiceNow, Inc.#	1,458,318
1,180		Shopify, Inc. - Class A#	1,730,741
4,750		SiTime Corp.#	1,258,228
124,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,631,316
20,800		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,364,960
24,000	AUD	WiseTech Global, Ltd.	935,371
			43,284,293
		Materials (4.8%)
4,350		Albemarle Corp.	1,089,545
39,375	EUR	ArcelorMittal, SA	1,331,668
199,000		Cemex, SAB de CV#	1,279,570

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Equity Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES			VALUE
36,100		Freeport-McMoRan, Inc.	$1,361,692
27,800	AUD	James Hardie Industries, PLC	1,092,156
28,400	INR	Tata Steel, Ltd.	501,362
			6,655,993
		Real Estate (1.3%)
59,750	INR	Godrej Properties, Ltd.#	1,790,120
		TOTAL COMMON STOCKS (Cost $80,552,868)	135,881,950
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.8%)
2,471,810		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,471,810)	2,471,810
		TOTAL INVESTMENTS (100.7%) (Cost $83,024,678)	138,353,760
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.8%)			(2,471,810)
OTHER ASSETS, LESS LIABILITIES (1.1%)			1,544,270
NET ASSETS (100.0%)			$137,426,220

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and British Trust	Pound Sterling	12/30/21	2,035,000	$2,785,837	$1,350
					$1,350

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $16,862.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE
OCTOBER 31, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$97,184,973	70.2%
European Monetary Unit	14,319,371	10.4%
Japanese Yen	7,219,975	5.2%
Hong Kong Dollar	5,991,395	4.3%
Indian Rupee	4,592,798	3.3%
New Taiwan Dollar	2,631,316	1.9%
Australian Dollar	2,027,527	1.5%
Swiss Franc	1,824,397	1.3%
British Pound Sterling	1,478,217	1.1%
Canadian Dollar	1,083,791	0.8%
Total Investments	$138,353,760	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Opportunities Fund Schedule of Investments October 31, 2021
(formerly, Global Growth and Income Fund)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (26.0%)
		Communication Services (5.4%)
1,333,000		Eventbrite, Inc.* 0.750%, 09/15/26	$1,371,950
2,460,000		Liberty Media Corp.* 0.500%, 12/01/50	3,142,232
1,100,000		Live Nation Entertainment, Inc. 2.000%, 02/15/25	1,338,634
735,000		2.500%, 03/15/23	1,152,017
5,125,000		Sea, Ltd. 0.250%, 09/15/26	5,395,344
710,000		2.375%, 12/01/25	2,709,452
			15,109,629
		Consumer Discretionary (9.1%)
1,320,000		Airbnb, Inc.* 0.000%, 03/15/26	1,298,154
1,265,000		Booking Holdings, Inc.^ 0.750%, 05/01/25	1,879,562
9,931,000		Ford Motor Company* 0.000%, 03/15/26	11,712,621
2,875,000		Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	3,241,218
139,000		Tesla, Inc. 2.375%, 03/15/22	2,361,382
4,791,000		Vail Resorts, Inc.* 0.000%, 01/01/26	5,266,411
			25,759,348
		Consumer Staples (0.8%)
1,330,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	1,210,702
918,000	CAD	4.600%, 12/31/23	936,114
			2,146,816
		Energy (0.9%)
2,600,000		TotalEnergies, SE 0.500%, 12/02/22	2,668,120
		Financials (1.5%)
18,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 05/28/24	2,521,296
1,840,000		Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 0.250%, 06/15/26	1,873,046
			4,394,342
		Health Care (0.7%)
180,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	1,959,430
		Industrials (2.2%)
200,000,000	JPY	DMG Mori Company, Ltd. 0.000%, 07/16/24	1,865,497
PRINCIPAL AMOUNT			VALUE
1,300,000	EUR	Duerr, AG 0.750%, 01/15/26	$1,978,736
2,365,000		JetBlue Airways Corp.* 0.500%, 04/01/26	2,287,830
			6,132,063
		Information Technology (4.9%)
1,898,000		Bill.com Holdings, Inc.* 0.000%, 04/01/27	2,040,084
3,540,000		Cloudflare, Inc.* 0.000%, 08/15/26	4,467,516
1,555,000		CyberArk Software, Ltd. 0.000%, 11/15/24	2,015,451
1,185,000		ON Semiconductor Corp.*^ 0.000%, 05/01/27	1,437,535
1,055,000		Shopify, Inc. 0.125%, 11/01/25	1,336,506
2,015,000		Square, Inc.*^ 0.250%, 11/01/27	2,464,647
			13,761,739
		Materials (0.5%)
1,050,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	1,366,921
		TOTAL CONVERTIBLE BONDS (Cost $64,568,975)	73,298,408
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.2%)
		Consumer Discretionary (1.5%)
22,122		Aptiv, PLC 5.500%, 06/15/23	4,273,970
		Financials (0.9%)
24,300		KKR & Company, Inc.^ 6.000%, 09/15/23	2,430,972
		Health Care (1.9%)
2,620		Danaher Corp. 4.750%, 04/15/22	5,463,355
		Information Technology (0.8%)
1,255		Broadcom, Inc. 8.000%, 09/30/22	2,105,062
		Utilities (1.1%)
11,700		AES Corp. 6.875%, 02/15/24	1,181,817
32,389		NextEra Energy, Inc. 4.872%, 09/01/22	2,047,633
			3,229,450
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,074,602)	17,502,809

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Opportunities Fund Schedule of Investments October 31, 2021
(formerly, Global Growth and Income Fund)

NUMBER OF SHARES			VALUE
COMMON STOCKS (62.7%)
		Communication Services (3.5%)
7,300		Meta Platforms, Inc.#	$2,362,061
56,300	HKD	Tencent Holdings, Ltd.	3,424,717
24,280		Walt Disney Company#~	4,105,020
			9,891,798
		Consumer Discretionary (4.3%)
8,500		Alibaba Group Holding, Ltd.#	1,401,990
400		Amazon.com, Inc.#	1,348,972
1,400		Chipotle Mexican Grill, Inc.#	2,490,642
21,232		DR Horton, Inc.	1,895,381
17,400		Global-e Online, Ltd.#	1,006,764
6,200		Lululemon Athletica, Inc.#	2,889,262
27,384		Portillo's Inc - Class A#	1,040,592
			12,073,603
		Consumer Staples (3.8%)
20,000		Celsius Holdings, Inc.#	1,930,400
58,250		Coca-Cola Company~	3,283,552
6,090		Costco Wholesale Corp.	2,993,479
40,300		Mondelez International, Inc. - Class A	2,447,822
			10,655,253
		Energy (2.7%)
65,900	CAD	Canadian Natural Resources, Ltd.	2,800,857
29,500		Chevron Corp.	3,377,455
57,400	GBP	Royal Dutch Shell, PLC	1,314,969
			7,493,281
		Financials (10.6%)
100,510		Bank of America Corp.~	4,802,368
174,800	INR	HDFC Bank, Ltd.	3,714,748
264,300	EUR	ING Groep, NV	4,009,141
32,525		JPMorgan Chase & Company~	5,525,672
34,550		Morgan Stanley	3,551,049
188,000		UBS Group, AG^#	3,412,200
96,300		Wells Fargo & Company	4,926,708
			29,941,886
		Health Care (7.2%)
101,986		Alcon, Inc.^	8,501,553
11,500		Eli Lilly & Company	2,929,740
2,500	CHF	Lonza Group, AG	2,054,501
42,100		Novo Nordisk, A/S	4,636,473
4,650		UnitedHealth Group, Inc.	2,141,185
			20,263,452
		Industrials (6.4%)
41,000		CAE, Inc.^#	1,245,170
8,500		Caterpillar, Inc.	1,734,085
31,300	EUR	Deutsche Post, AG	1,937,688
NUMBER OF SHARES			VALUE
29,500		Quanta Services, Inc.	$3,577,760
34,300	JPY	Recruit Holdings Company, Ltd.	2,281,602
24,850	EUR	Schneider Electric, SE	4,284,589
18,700		Waste Management, Inc.	2,996,301
			18,057,195
		Information Technology (20.8%)
8,600		Accenture, PLC - Class A	3,085,594
1,350	EUR	Adyen, NV*#	4,073,367
40,040		Apple, Inc.	5,997,992
10,830	EUR	ASML Holding, NV	8,803,703
15,300	JPY	Fujitsu, Ltd.	2,644,294
9,000	JPY	Keyence Corp.	5,432,533
27,980		Microsoft Corp.~	9,278,728
24,800		NVIDIA Corp.	6,340,616
31,010		Oracle Corp.	2,975,099
374,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	7,936,388
6,000		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	682,200
33,500	AUD	WiseTech Global, Ltd.	1,305,622
			58,556,136
		Materials (3.4%)
82,300	EUR	ArcelorMittal, SA	2,783,397
254,800		Cemex, SAB de CV#	1,638,364
49,900	EUR	CRH, PLC	2,387,906
74,700		Freeport-McMoRan, Inc.	2,817,684
			9,627,351
		TOTAL COMMON STOCKS (Cost $117,025,539)	176,559,955
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (2.7%)#
		Communication Services (1.6%)
28		Alphabet, Inc.
8,290,576		Call, 01/21/22, Strike $1,500.00	4,093,040
37		Netflix, Inc.
2,554,147		Call, 03/18/22, Strike $640.00	301,642
			4,394,682
		Consumer Discretionary (0.7%)
21		Amazon.com, Inc.
7,082,103		Call, 01/21/22, Strike $2,500.00	1,852,358
		Health Care (0.1%)
170		Horizon Therapeutics, PLC
2,038,470		Call, 01/21/22, Strike $110.00	240,550

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Opportunities Fund Schedule of Investments October 31, 2021
(formerly, Global Growth and Income Fund)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Information Technology (0.2%)
45	Adobe, Inc.
2,926,620	Call, 01/21/22, Strike $600.00	$295,313
40	ServiceNow, Inc.
2,791,040	Call, 01/21/22, Strike $620.00	358,600
		653,913
	Other (0.1%)
355	Invesco QQQ Trust Series
13,706,905	Put, 12/31/21, Strike $360.00	165,430
595	iShares Russell 2000 ETF
13,568,975	Put, 12/31/21, Strike $216.00	234,430
		399,860
	TOTAL PURCHASED OPTIONS (Cost $2,955,926)	7,541,363
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.4%)
15,303,187	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $15,303,187)	15,303,187
	TOTAL INVESTMENTS (103.0%) (Cost $210,928,229)	290,205,722
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.4%)		(15,303,187)
OTHER ASSETS, LESS LIABILITIES (2.4%)		6,986,305
NET ASSETS (100.0%)		$281,888,840

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $3,342,808.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$218,543,925	75.3%
European Monetary Unit	30,258,527	10.4%
Japanese Yen	14,183,356	4.9%
New Taiwan Dollar	7,936,388	2.7%
Hong Kong Dollar	5,946,013	2.0%
Canadian Dollar	4,947,673	1.7%
Indian Rupee	3,714,748	1.3%
Swiss Franc	2,054,501	0.7%
British Pound Sterling	1,314,969	0.5%
Australian Dollar	1,305,622	0.5%
Total Investments	$290,205,722	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (50.4%)
	Airlines (2.3%)
218,914	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$220,766
113,834	Air Canada Pass Through Trust Series 2015-2, Class AA* 3.750%, 06/15/29	118,715
198,147	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	220,161
86,473	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	97,470
130,149	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	129,774
140,855	JetBlue Pass Through Trust Series 2019-1, Class AA 2.750%, 11/15/33	144,113
166,818	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	196,162
75,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	84,035
69,569	United Airlines Pass Through Trust Series 2007-1 6.636%, 01/02/24	71,425
111,169	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	113,871
145,624	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	149,353
		1,545,845
	Communication Services (2.4%)
150,000	Cogent Communications Group, Inc.* 3.500%, 05/01/26	152,148
250,000	Comcast Corp. 3.900%, 03/01/38	283,945
110,000	Crown Castle Towers, LLC* 3.720%, 07/15/43	112,509
175,000	Electronic Arts, Inc. 4.800%, 03/01/26	197,640
110,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	122,991
250,000	NTT Finance Corp.* 1.591%, 04/03/28	245,608
105,000	Sirius XM Radio, Inc.* 3.125%, 09/01/26	105,344
100,000	United States Cellular Corp. 6.700%, 12/15/33	124,500
PRINCIPAL AMOUNT		VALUE
255,000	Verizon Communications, Inc. 4.016%, 12/03/29	$286,429
		1,631,114
	Consumer Discretionary (3.0%)
150,000	American Honda Finance Corp. 2.350%, 01/08/27	155,309
130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	135,387
200,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	208,990
100,000	goeasy, Ltd.*^ 4.375%, 05/01/26	102,954
250,000	Home Depot, Inc.^ 2.800%, 09/14/27	266,415
100,000	M/I Homes, Inc.* 3.950%, 02/15/30	98,871
250,000	Mattel, Inc.* 3.375%, 04/01/26	258,122
125,000	MGM Resorts International 6.000%, 03/15/23	132,235
200,000	Newell Brands, Inc. 4.700%, 04/01/26	219,222
100,000	NIKE, Inc. 2.850%, 03/27/30	107,207
125,000	Nordstrom, Inc. 2.300%, 04/08/24	125,710
200,000	Toll Brothers Finance Corp. 4.350%, 02/15/28	218,712
		2,029,134
	Consumer Staples (2.1%)
250,000	Anheuser-Busch InBev Worldwide, Inc. 3.500%, 06/01/30	273,932
250,000	Archer-Daniels-Midland Company 3.250%, 03/27/30	273,145
250,000	Costco Wholesale Corp. 1.600%, 04/20/30	243,603
175,000	Edgewell Personal Care Company* 4.125%, 04/01/29	172,907
250,000	Hershey Company^ 1.700%, 06/01/30	245,950
200,000	Kimberly-Clark Corp.^ 3.100%, 03/26/30	217,556
		1,427,093
	Energy (0.4%)
175,000	Energy Transfer, LP‡ 3.149%, 11/01/66 3 mo. USD LIBOR + 3.02%	144,240
150,000	EQT Corp.* 3.125%, 05/15/26	151,389
		295,629

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
	Financials (20.0%)
115,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87%	$119,338
250,000	American Express Company 3.000%, 10/30/24	264,385
200,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	200,258
150,000	Ares Capital Corp. 3.250%, 07/15/25	156,077
200,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	208,936
250,000	AXIS Specialty Finance, PLC 4.000%, 12/06/27	276,237
200,000	Bank of America Corp.‡ 2.087%, 06/14/29 SOFR + 1.06%	197,772
75,000	Bank of Montreal‡ 4.800%, 08/25/24 5 year CMT + 2.98%	78,584
150,000	Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	187,446
125,000	BP Capital Markets, PLC^‡ 4.875%, 03/22/30 5 year CMT + 4.40%	135,933
175,000	Brookfield Finance, Inc. 2.724%, 04/15/31	177,616
150,000	Capital One Financial Corp.‡ 2.359%, 07/29/32 SOFR + 1.34%	144,558
150,000	Caterpillar Financial Services Corp. 2.150%, 11/08/24	155,508
200,000	Charles Schwab Corp.^‡ 4.000%, 06/01/26 5 year CMT + 3.17%	206,190
250,000	Citigroup, Inc.‡ 3.875%, 02/18/26 5 year CMT + 3.42%	253,320
250,000	Credit Suisse Group, AG*‡ 1.305%, 02/02/27 SOFR + 0.98%	242,420
200,000	Danske Bank, A/S*‡ 0.976%, 09/10/25 1 year CMT + 0.55%	198,534
150,000	Duke Realty, LP 2.875%, 11/15/29	157,370
200,000	Essential Properties, LP 2.950%, 07/15/31	199,740
200,000	Essex Portfolio, LP 1.700%, 03/01/28	195,156
200,000	Federation des Caisses Desjardins du Quebec* 2.050%, 02/10/25	204,324
PRINCIPAL AMOUNT		VALUE
200,000	Fifth Third Bancorp 2.550%, 05/05/27	$207,618
125,000	Franklin Resources, Inc. 2.850%, 03/30/25	131,831
182,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	179,632
125,000	Globe Life, Inc. 4.550%, 09/15/28	143,864
150,000	Goldman Sachs Group, Inc.‡ 3.800%, 05/10/26^ 5 year CMT + 2.97%	150,153
125,000	3.814%, 04/23/29 3 mo. USD LIBOR + 1.16%	136,931
150,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 3.375%, 06/15/26	149,685
250,000	HSBC Holdings, PLC^‡ 4.000%, 03/09/26 5 year CMT + 3.22%	250,652
125,000	Huntington Bancshares, Inc.^‡ 4.450%, 10/15/27 7 year CMT + 4.05%	133,965
200,000	Hyundai Capital America* 1.500%, 06/15/26	195,704
250,000	ILFC E-Capital Trust II*‡ 3.710%, 12/21/65 3 mo. USD LIBOR + 1.80%	214,730
175,000	Iron Mountain, Inc.* 5.250%, 03/15/28	182,872
200,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 4.625%, 06/15/25	208,396
150,000	JPMorgan Chase & Company‡ 3.220%, 03/01/25 3 mo. USD LIBOR + 1.16%	157,295
125,000	3.650%, 06/01/26^ 5 year CMT + 2.85%	124,804
125,000	Life Storage, LP 4.000%, 06/15/29	139,059
200,000	Lloyds Banking Group, PLC‡ 1.627%, 05/11/27 1 year CMT + 0.85%	197,678
125,000	LPL Holdings, Inc.* 4.000%, 03/15/29	127,953
200,000	LSEGA Financing, PLC* 2.000%, 04/06/28	199,046
300,000	Macquarie Bank, Ltd.*‡ 3.052%, 03/03/36 5 year CMT + 1.70%	296,400
250,000	Markel Corp. 3.500%, 11/01/27	270,592
200,000	MetLife, Inc. 6.400%, 12/15/66	253,854

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
200,000	Morgan Stanley‡ 1.593%, 05/04/27 SOFR + 0.88%	$198,238
250,000	National Securities Clearing Corp.* 1.500%, 04/23/25	252,432
200,000	NatWest Markets, PLC* 1.600%, 09/29/26	197,550
200,000	Nippon Life Insurance Company*‡ 2.750%, 01/21/51 5 year CMT + 2.65%	194,942
200,000	Nordea Bank Abp*‡ 3.750%, 03/01/29 5 year CMT + 2.60%	194,336
150,000	Oaktree Specialty Lending Corp. 2.700%, 01/15/27	149,019
118,000	PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	126,138
150,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	155,850
250,000	Prologis, LP 2.250%, 04/15/30	252,490
200,000	Prospect Capital Corp. 3.706%, 01/22/26	203,560
125,000	Reinsurance Group of America, Inc. 3.900%, 05/15/29	138,783
250,000	RenaissanceRe Finance, Inc. 3.450%, 07/01/27	269,232
150,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 2.875%, 10/15/26	149,001
250,000	Royal Bank of Canada 0.875%, 01/20/26	244,087
300,000	SBA Tower Trust* 1.631%, 05/15/51	296,253
200,000	Skandinaviska Enskilda Banken, AB* 1.200%, 09/09/26	197,226
250,000	SLM Corp. 3.125%, 11/02/26	247,962
69,000	4.200%, 10/29/25	73,026
150,000	State Street Corp.‡ 2.354%, 11/01/25 SOFR + 0.94%	155,735
200,000	SVB Financial Group 2.100%, 05/15/28	200,178
125,000	4.000%, 05/15/26‡ 5 year CMT + 3.20%	125,369
250,000	Toronto-Dominion Bank 1.250%, 09/10/26	245,462
250,000	Travelers Companies, Inc. 2.550%, 04/27/50	244,702
150,000	US Bancorp 3.600%, 09/11/24	161,001
PRINCIPAL AMOUNT		VALUE
200,000	USAA Capital Corp.* 2.125%, 05/01/30	$200,442
125,000	Ventas Realty, LP 4.000%, 03/01/28	138,625
150,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.500%, 02/15/25	153,084
125,000	Wells Fargo & Company 4.400%, 06/14/46	151,493
125,000	3.900%, 03/15/26‡ 5 year CMT + 3.45%	127,495
		13,456,127
	Health Care (4.0%)
200,000	AbbVie, Inc. 3.800%, 03/15/25	215,460
100,000	Bausch Health Companies, Inc.* 5.500%, 11/01/25	101,795
200,000	Bristol-Myers Squibb Company 3.200%, 06/15/26	216,058
175,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	176,935
150,000	CVS Health Corp. 4.780%, 03/25/38	183,876
100,000	DaVita, Inc.* 4.625%, 06/01/30	100,626
23,000	3.750%, 02/15/31	21,818
175,000	Elanco Animal Health, Inc. 5.900%, 08/28/28	204,697
250,000	Health Care Service Corp. A Mutual Legal Reserve Company* 1.500%, 06/01/25	253,300
150,000	Johnson & Johnson 3.400%, 01/15/38	170,053
200,000	Pfizer, Inc. 2.625%, 04/01/30	210,114
200,000	Royalty Pharma, PLC^ 2.200%, 09/02/30	193,920
125,000	Tenet Healthcare Corp.* 4.625%, 09/01/24	128,008
150,000	Teva Pharmaceutical Finance Netherlands III, BV 2.800%, 07/21/23	151,169
120,000	Thermo Fisher Scientific, Inc. 4.133%, 03/25/25	131,064
200,000	Universal Health Services, Inc.* 2.650%, 10/15/30	198,806
		2,657,699
	Industrials (5.3%)
250,000	3M Company^ 3.700%, 04/15/50	296,092

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
125,000	Air Lease Corp.^‡ 4.650%, 06/15/26 5 year CMT + 4.08%	$129,944
150,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	157,152
250,000	Avolon Holdings Funding, Ltd.* 2.125%, 02/21/26	247,203
14,000	2.528%, 11/18/27	13,749
125,000	Beacon Roofing Supply, Inc.* 4.500%, 11/15/26	129,664
175,000	EnerSys* 4.375%, 12/15/27	183,967
150,000	FedEx Corp.^ 2.400%, 05/15/31	150,590
80,000	GXO Logistics, Inc.* 1.650%, 07/15/26	78,670
48,472	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	48,488
100,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	105,096
250,000	Honeywell International, Inc. 1.950%, 06/01/30	249,722
250,000	Infor, Inc.* 1.750%, 07/15/25	251,590
200,000	Mars, Inc.* 0.875%, 07/16/26	195,218
150,000	Moog, Inc.* 4.250%, 12/15/27	154,880
175,000	QVC, Inc. 4.375%, 09/01/28	179,130
250,000	Roper Technologies, Inc. 1.400%, 09/15/27	243,020
100,000	Sensata Technologies, BV* 5.625%, 11/01/24	110,449
250,000	SMBC Aviation Capital Finance DAC* 1.900%, 10/15/26	249,005
125,000	TransDigm, Inc.* 6.250%, 03/15/26	130,704
250,000	Verisk Analytics, Inc.^ 4.125%, 09/12/22	257,517
		3,561,850
	Information Technology (4.6%)
250,000	Apple, Inc. 4.375%, 05/13/45	320,160
250,000	Broadcom, Inc. 4.700%, 04/15/25	276,085
125,000	CGI, Inc.* 1.450%, 09/14/26	122,406
PRINCIPAL AMOUNT		VALUE
250,000	Fortinet, Inc. 2.200%, 03/15/31	$247,340
125,000	Hewlett Packard Enterprise Company 4.900%, 10/15/25	140,055
200,000	Intuit, Inc. 0.950%, 07/15/25	198,132
250,000	Mastercard, Inc.^ 3.350%, 03/26/30	276,677
157,000	Microsoft Corp. 4.100%, 02/06/37	192,287
93,000	2.525%, 06/01/50	91,797
250,000	NVIDIA Corp. 3.500%, 04/01/40	279,967
150,000	Square, Inc.* 2.750%, 06/01/26	151,911
175,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	173,616
200,000	Twilio, Inc. 3.625%, 03/15/29	202,132
250,000	Visa, Inc. 2.050%, 04/15/30	253,628
150,000	VMware, Inc. - Class A 1.800%, 08/15/28	146,267
		3,072,460
	Materials (0.8%)
150,000	Clearwater Paper Corp.* 5.375%, 02/01/25	162,518
100,000	4.750%, 08/15/28	101,837
250,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	268,185
		532,540
	Real Estate (2.6%)
150,000	EPR Properties 4.950%, 04/15/28	164,593
200,000	Federal Realty Investment Trust 1.250%, 02/15/26	197,868
125,000	Forestar Group, Inc.* 3.850%, 05/15/26	125,154
190,000	Healthpeak Properties, Inc. 3.250%, 07/15/26	203,313
200,000	Public Storage 2.300%, 05/01/31	202,220
200,000	Realty Income Corp. 3.250%, 01/15/31	215,794
125,000	Service Properties Trust 3.950%, 01/15/28	116,950
100,000	5.250%, 02/15/26	101,163
250,000	Simon Property Group, LP 1.375%, 01/15/27	245,665

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
125,000	Tanger Properties, LP^ 3.875%, 07/15/27	$134,993
		1,707,713
	Utilities (2.9%)
150,000	Berkshire Hathaway Energy Company 3.800%, 07/15/48	172,016
200,000	Consolidated Edison Company of New York, Inc. 3.350%, 04/01/30	217,608
200,000	DPL, Inc. 4.125%, 07/01/25	212,142
150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	170,397
250,000	Entergy Texas, Inc. 1.500%, 09/01/26	244,462
250,000	Florida Power & Light Company 2.850%, 04/01/25	263,322
175,000	Monongahela Power Company* 3.550%, 05/15/27	189,565
150,000	Northern States Power Company 3.750%, 12/01/47	170,469
150,000	Public Service Electric and Gas Company 3.600%, 12/01/47	172,605
125,000	Southern Company‡ 3.750%, 09/15/51 5 year CMT + 2.92%	127,318
		1,939,904
	TOTAL CORPORATE BONDS (Cost $32,588,686)	33,857,108
CONVERTIBLE BOND (0.2%)
	Consumer Discretionary (0.2%)
125,000	DISH Network Corp. 2.375%, 03/15/24 (Cost $118,635)	121,630
BANK LOANS (9.9%)¡
	Airlines (0.3%)
185,000	AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	192,921
	Communication Services (1.2%)
296,891	Go Daddy Operating Company, LLC‡ 1.837%, 02/15/24 1 mo. LIBOR + 1.75%	295,055
250,000	Nexstar Broadcasting, Inc.‡ 2.582%, 09/18/26 1 mo. LIBOR + 2.50%	249,906
PRINCIPAL AMOUNT		VALUE
297,692	SBA Senior Finance II, LLC‡ 1.840%, 04/11/25 1 mo. LIBOR + 1.75%	$295,677
		840,638
	Consumer Discretionary (0.7%)
247,941	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	253,494
248,750	Murphy USA, Inc.‡ 2.250%, 01/31/28 1 mo. LIBOR + 1.75%	249,566
		503,060
	Consumer Staples (0.7%)
297,750	Energizer Holdings, Inc.‡ 2.750%, 12/22/27 1 mo. LIBOR + 2.25%	297,610
147,332	United Natural Foods, Inc.‡ 3.587%, 10/22/25 1 mo. LIBOR + 3.50%	147,642
		445,252
	Energy (0.2%)
124,688	DT Midstream, Inc.‡ 2.500%, 06/26/28 6 mo. LIBOR + 2.00%	125,111
	Financials (0.5%)
149,625	Jazz Financing Lux Sarl‡ 4.000%, 05/05/28 1 mo. LIBOR + 3.50%	150,018
168,664	Level 3 Financing, Inc.‡ 1.837%, 03/01/27 1 mo. LIBOR + 1.75%	166,646
		316,664
	Health Care (2.0%)
264,573	Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	262,728
211,777	Avantor, Inc.‡ 2.500%, 11/21/24 1 mo. LIBOR + 2.00%	211,943
298,500	Catalent Pharma Solutions, Inc.‡ 2.500%, 02/22/28 1 mo. LIBOR + 2.00%	299,284
64,838	HCA, Inc.‡ 1.837%, 06/30/28 1 mo. LIBOR + 1.75%	65,317
199,636	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	199,885
49,739	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	49,801

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
258,336	Mallinckrodt International Finance, SA‡ 6.000%, 09/24/24 6 mo. LIBOR + 5.25%	$241,203
		1,330,161
	Industrials (2.4%)
299,250	AECOM Technology Corp.‡ 1.837%, 04/13/28 1 mo. LIBOR + 1.75%	299,998
250,000	APi Group DE, Inc.! 0.000%, 10/07/28	250,281
248,750	Horizon Therapeutics USA, Inc.‡ 2.500%, 03/15/28 1 mo. LIBOR + 2.00%	248,505
318,400	Spectrum Brands, Inc.‡ 2.500%, 03/03/28 3 mo. LIBOR + 2.00%	318,252
253,043	United Rentals, Inc.‡ 1.837%, 10/31/25 1 mo. LIBOR + 1.75%	254,332
250,000	XPO Logistics, Inc.‡ 1.830%, 02/24/25 1 mo. LIBOR + 1.75%	248,706
		1,620,074
	Information Technology (1.9%)
124,063	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	124,450
297,750	Dell International, LLC‡ 2.000%, 09/19/25 1 mo. LIBOR + 1.75%	297,872
297,722	ON Semiconductor Corp.‡ 2.087%, 09/19/26 1 mo. LIBOR + 2.00%	297,768
297,686	Open Text Corp.‡ 1.837%, 05/30/25 1 mo. LIBOR + 1.75%	298,246
248,750	Playtika Holding Corp.‡ 2.837%, 03/13/28 1 mo. LIBOR + 2.75%	248,672
		1,267,008
	TOTAL BANK LOANS (Cost $6,662,736)	6,640,889
ASSET BACKED SECURITIES (4.9%)
	Financials (2.8%)
157,421	Commonbond Student Loan Trust Series 2021-AGS, Class A* 1.200%, 03/25/52	155,615
150,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	149,395
PRINCIPAL AMOUNT		VALUE
250,000	DT Auto Owner Trust Series 2020-1A, Class B* 2.160%, 05/15/24	$251,151
265,000	Hertz Vehicle Financing III, LP Series 2021-2A, Class A* 1.680%, 12/27/27	263,387
290,000	Oscar US Funding Trust XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	287,118
237,000	Progress Residentiall Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	232,577
43,387	SoFi Professional Loan Program, LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	43,689
204,190	SoFi Professional Loan Program, LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	207,575
250,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	260,006
		1,850,513
	Other (2.1%)
250,000	Aligned Data Centers Issuer, LLC* 1.937%, 08/15/46	248,987
218,750	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	218,771
201,222	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	206,148
250,000	SCF Equipment Leasing, LLC Series 2020-1A, Class A3* 1.190%, 10/20/27	250,547
195,000	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	193,669
100,000	Tesla Auto Lease Trust Series 2020-A, Class A3* 0.680%, 12/20/23	100,257
225,000	Tesla Auto Lease Trust Series 2021-B, Class B* 0.910%, 09/22/25	223,366
		1,441,745
	TOTAL ASSET BACKED SECURITIES (Cost $3,286,406)	3,292,258
SOVEREIGN BOND (0.6%)
400,000	Province of Ontario Canada 1.800%, 10/14/31 (Cost $398,841)	397,156

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (29.8%)
213,681	Federal Home Loan Mortgage Corp. Pool 4.000%, 05/01/49	$228,413
127,086	2.500%, 02/01/35	132,100
974,881	Federal National Mortgage Association 2.500%, 07/01/51	1,001,920
963,283	2.000%, 07/01/36	989,342
822,211	2.500%, 04/01/50	844,954
768,665	3.000%, 04/01/50	801,281
715,187	3.500%, 04/01/50	754,954
366,445	3.000%, 07/01/46	386,249
223,814	3.000%, 03/01/47	235,910
216,118	3.500%, 08/01/47	229,671
214,252	3.500%, 11/01/49	226,013
192,592	2.500%, 09/01/31	201,395
168,590	4.000%, 06/01/48	180,375
154,266	3.000%, 02/01/33	162,037
134,477	4.500%, 04/01/48	145,364
117,941	3.500%, 02/01/49	124,857
96,505	3.000%, 07/01/49	100,626
83,297	4.000%, 03/01/47	89,780
82,330	3.000%, 01/01/35	86,358
230,302	Government National Mortgage Association II Pool 3.500%, 10/20/47	242,793
167,125	3.000%, 10/20/47	174,600
1,000,000	U.S. Treasury Bond 2.250%, 08/15/49	1,066,250
750,000	2.875%, 11/15/46	888,281
600,000	1.875%, 02/15/41	590,391
600,000	1.125%, 05/15/40	520,172
500,000	3.500%, 02/15/39	625,391
500,000	3.000%, 05/15/47	607,656
500,000	2.000%, 02/15/50	505,859
500,000	1.125%, 08/15/40	432,656
300,000	3.000%, 02/15/49	367,664
200,000	1.375%, 08/15/50	174,453
125,000	2.375%, 11/15/49	136,855
1,108,990	U.S. Treasury Inflation Indexed Note 0.500%, 01/15/28	1,248,242
1,550,000	U.S. Treasury Note 0.750%, 01/31/28	1,490,543
630,000	1.500%, 02/15/30^	630,787
500,000	2.875%, 11/30/25	536,660
500,000	2.500%, 02/28/26	529,824
500,000	1.125%, 02/28/27^	497,090
500,000	0.500%, 04/30/27^	479,395
500,000	0.375%, 09/30/27	472,793
400,000	0.625%, 05/15/30^	371,750
400,000	0.625%, 08/15/30	370,813
125,000	0.250%, 05/31/25	121,953
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $19,521,795)	20,004,470
PRINCIPAL AMOUNT		VALUE
RESIDENTIAL MORTGAGE BACKED SECURITIES (3.4%)
250,000	BX Trust Series 2019-OC11, Class A* 3.202%, 12/09/41	$265,558
500,000	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 3.990%, 05/25/33‡	582,409
460,000	3.350%, 01/25/28	510,144
995,843	Government National Mortgage Association II Pool Series 2021-134, Class KP 1.350%, 03/16/60	973,522
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,312,258)	2,331,633
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (7.6%)
5,136,960	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $5,136,960)	5,136,960
	TOTAL INVESTMENTS (106.8%) (Cost $70,026,317)	71,782,104
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-7.6%)		(5,136,960)
OTHER ASSETS, LESS LIABILITIES (0.8%)		528,084
NET ASSETS (100.0%)		$67,173,228

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2021.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2021

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Sales
10	U.S. Treasury Note 5-Year	Dec 2021	$1,217,500	$(18,928)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (81.0%)
	Airlines (2.0%)
164,186	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$165,575
26,667	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	27,270
105,985	Alaska Airlines Pass Through Trust Series 2020-1* 4.800%, 02/15/29	117,760
68,693	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	77,429
45,000	American Airlines 2021-1 Class B Pass Through Trust 3.950%, 01/11/32	45,111
65,000	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	68,203
22,000	5.750%, 04/20/29	23,702
110,000	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	111,223
74,879	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	88,050
33,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	36,975
77,819	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	79,710
50,164	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	49,802
		890,810
	Communication Services (10.3%)
200,000	Altice France SA/France* 5.500%, 10/15/29	196,242
50,000	APi Escrow Corp.* 4.750%, 10/15/29	51,173
150,000	Arrow Bidco, LLC* 9.500%, 03/15/24	153,273
65,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	65,727
70,000	Brink's Company* 5.500%, 07/15/25	73,509
170,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	177,461
100,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	106,695
315,000	CSC Holdings, LLC* 5.750%, 01/15/30	310,902
PRINCIPAL AMOUNT		VALUE
250,000	5.375%, 02/01/28~	$258,080
220,000	4.500%, 11/15/31	213,708
200,000	5.500%, 04/15/27	206,666
101,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	105,455
75,000	Diamond Sports Group, LLC / Diamond Sports Finance Company* 6.625%, 08/15/27	22,540
55,000	5.375%, 08/15/26	31,171
10,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	10,386
184,000	Embarq Corp. 7.995%, 06/01/36	203,660
44,000	Entercom Media Corp.*^ 6.750%, 03/31/29	43,675
44,000	6.500%, 05/01/27	44,287
56,000	Frontier Florida, LLC^@ 6.860%, 02/01/28	60,174
140,000	Frontier North, Inc.@ 6.730%, 02/15/28	150,573
53,000	Gannett Holdings, LLC* 6.000%, 11/01/26	52,972
90,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	87,230
25,000	5.250%, 12/01/27	25,995
30,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	33,543
70,000	Intelsat Jackson Holdings, SA@ 9.750%, 07/15/25*	36,352
50,000	5.500%, 08/01/23	25,303
100,000	Intelsat Luxembourg, SA@ 7.750%, 06/01/21	1,856
200,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	211,238
56,070	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	50,532
155,000	Lumen Technologies, Inc.* 4.000%, 02/15/27	155,753
48,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	46,659
80,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	81,614
80,000	Netflix, Inc. 4.875%, 06/15/30*	93,915
45,000	4.875%, 04/15/28	51,617
46,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	46,024
23,000	5.375%, 01/15/31	22,599
180,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	183,904

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
46,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	$47,875
125,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	134,984
72,000	4.000%, 07/15/28	72,572
50,000	3.125%, 09/01/26	50,164
24,000	3.875%, 09/01/31	23,093
65,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	68,160
230,000	Sprint Corp.~ 7.125%, 06/15/24	260,162
80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	89,091
126,000	United States Cellular Corp. 6.700%, 12/15/33	156,870
		4,595,434
	Consumer Discretionary (12.8%)
96,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	102,010
72,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 6.625%, 01/15/28	76,648
60,000	4.625%, 08/01/29	59,936
24,000	4.625%, 04/01/30	23,743
28,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	29,588
123,000	Bath & Body Works, Inc. 6.694%, 01/15/27	141,230
67,000	6.875%, 11/01/35	81,520
61,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29	61,442
46,000	8.125%, 07/01/27^	51,583
46,000	6.250%, 07/01/25	48,452
44,000	Carnival Corp.* 10.500%, 02/01/26	51,149
23,000	7.625%, 03/01/26	24,264
110,000	Carriage Services, Inc.* 4.250%, 05/15/29	110,321
65,000	Carvana Company* 5.625%, 10/01/25	66,506
200,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	207,632
151,000	4.250%, 02/01/31	150,511
100,000	4.750%, 03/01/30	103,392
55,000	5.000%, 02/01/28	57,245
35,000	4.250%, 01/15/34	34,000
75,000	Cedar Fair, LP 5.250%, 07/15/29	77,804
125,000	Century Communities, Inc. 6.750%, 06/01/27^	132,934
25,000	3.875%, 08/15/29*	24,992
PRINCIPAL AMOUNT		VALUE
77,000	DISH DBS Corp. 7.750%, 07/01/26	$85,843
60,000	7.375%, 07/01/28^	63,188
72,000	Everi Holdings, Inc.* 5.000%, 07/15/29	73,831
55,000	Ford Motor Company 8.500%, 04/21/23	60,315
200,000	Ford Motor Credit Company, LLC 4.389%, 01/08/26	214,024
200,000	4.000%, 11/13/30	208,990
200,000	3.664%, 09/08/24	207,880
36,000	Gap, Inc.* 3.875%, 10/01/31	35,349
5,000	3.625%, 10/01/29	4,909
160,000	goeasy, Ltd.* 5.375%, 12/01/24	164,686
80,000	4.375%, 05/01/26^	82,363
44,000	Goodyear Tire & Rubber Company* 5.000%, 07/15/29	46,445
47,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	47,036
95,000	Guitar Center, Inc.* 8.500%, 01/15/26	101,734
200,000	International Game Technology, PLC* 6.250%, 01/15/27	225,584
95,000	Liberty Interactive, LLC 8.250%, 02/01/30^	103,920
50,000	8.500%, 07/15/29	55,975
65,000	Life Time, Inc.* 8.000%, 04/15/26	68,332
70,000	M/I Homes, Inc. 4.950%, 02/01/28	73,034
65,000	3.950%, 02/15/30*	64,266
99,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	113,589
25,000	5.125%, 01/15/42	23,577
125,000	Mattel, Inc.*^ 5.875%, 12/15/27	134,910
11,000	3.750%, 04/01/29	11,439
200,000	Mclaren Finance, PLC* 7.500%, 08/01/26	200,374
100,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	100,946
105,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	108,648
92,000	Newell Brands, Inc. 4.700%, 04/01/26	100,842
48,000	Papa John's International, Inc.* 3.875%, 09/15/29	47,039
110,000	Penn National Gaming, Inc.* 4.125%, 07/01/29	107,930
110,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	112,254

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
224,000	Rite Aid Corp.* 8.000%, 11/15/26	$226,574
27,000	Royal Caribbean Cruises, Ltd.* 11.500%, 06/01/25	30,774
23,000	10.875%, 06/01/23	25,765
105,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	106,169
60,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	60,215
125,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	127,787
75,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	82,590
24,000	Thor Industries, Inc.* 4.000%, 10/15/29	23,795
23,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	26,414
100,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	100,224
105,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	104,624
23,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	23,794
		5,704,879
	Consumer Staples (3.9%)
107,000	Central Garden & Pet Company* 4.125%, 04/30/31	107,727
65,000	Edgewell Personal Care Company* 4.125%, 04/01/29	64,223
45,000	5.500%, 06/01/28	47,121
127,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	121,803
70,000	Fresh Market, Inc.* 9.750%, 05/01/23	72,155
105,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	113,573
42,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	46,713
140,000	Kraft Heinz Foods Company 4.375%, 06/01/46	163,636
23,000	4.250%, 03/01/31	25,948
23,000	3.875%, 05/15/27	24,981
63,000	New Albertsons, LP 7.750%, 06/15/26	72,527
96,000	Performance Food Group, Inc.* 4.250%, 08/01/29	96,280
145,000	Pilgrim's Pride Corp.* 5.875%, 09/30/27	152,940
110,000	Post Holdings, Inc.* 5.750%, 03/01/27	114,229
PRINCIPAL AMOUNT		VALUE
110,000	4.625%, 04/15/30	$110,770
90,000	Prestige Brands, Inc.* 3.750%, 04/01/31	87,092
100,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	108,405
145,000	Vector Group, Ltd.* 5.750%, 02/01/29	144,810
55,000	10.500%, 11/01/26	58,128
		1,733,061
	Energy (7.1%)
29,000	Antero Resources Corp.* 7.625%, 02/01/29	32,152
22,000	5.375%, 03/01/30	23,324
90,000	Apache Corp. 5.100%, 09/01/40	100,936
46,000	4.625%, 11/15/25	49,607
75,000	Buckeye Partners, LP 3.950%, 12/01/26	76,989
50,000	5.850%, 11/15/43	49,346
40,000	ChampionX Corp. 6.375%, 05/01/26	41,869
48,000	Cheniere Energy Partners, LP* 3.250%, 01/31/32	47,656
23,000	4.000%, 03/01/31	23,956
45,000	Cheniere Energy, Inc. 4.625%, 10/15/28	47,290
90,000	Continental Resources, Inc. 3.800%, 06/01/24	94,643
70,000	4.375%, 01/15/28	76,471
125,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	118,899
1,745	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27 13.000% PIK rate	1,758
51,000	DT Midstream, Inc.* 4.125%, 06/15/29	51,445
140,000	Energy Transfer, LP‡ 3.149%, 11/01/66 3 mo. USD LIBOR + 3.02%	115,392
70,000	6.500%, 11/15/26 5 year CMT + 5.69	72,675
120,000	EnLink Midstream Partners, LP 6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	96,534
100,000	4.850%, 07/15/26	104,169
57,000	EQT Corp. 7.500%, 02/01/30	73,119
40,000	6.625%, 02/01/25	45,086
23,000	5.000%, 01/15/29	25,602
117,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	113,479

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
90,000	Gulfport Energy Operating Corp. 6.375%, 05/15/25	$5,175
26,334	8.000%, 05/17/26^	29,181
76,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	81,438
23,000	7.750%, 07/31/29*^	22,803
100,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	102,694
50,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	45,523
45,000	10.500%, 05/15/27	44,700
44,000	Murphy Oil Corp. 6.375%, 07/15/28	46,534
46,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	44,860
45,000	6.500%, 09/30/26	43,803
24,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	26,123
280,000	Occidental Petroleum Corp. 4.300%, 08/15/39	281,442
203,000	2.900%, 08/15/24	206,932
46,000	5.875%, 09/01/25	51,117
25,000	Ovintiv, Inc. 6.500%, 08/15/34	33,617
90,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	90,778
75,000	Parkland Corp. / Canada* 5.875%, 07/15/27	79,321
100,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	90,819
39,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	40,170
12,000	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp.* 8.500%, 10/15/26	12,094
24,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	24,229
25,000	Venture Global Calcasieu Pass, LLC* 4.125%, 08/15/31	25,918
25,000	3.875%, 08/15/29	25,486
47,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	50,595
50,000	Viper Energy Partners, LP* 5.375%, 11/01/27	52,145
70,000	W&T Offshore, Inc.* 9.750%, 11/01/23	68,254
48,000	Weatherford International, Ltd.* 8.625%, 04/30/30	49,402
		3,157,550
PRINCIPAL AMOUNT		VALUE
	Financials (15.2%)
144,000	Acrisure, LLC / Acrisure Finance, Inc.* 6.000%, 08/01/29	$141,755
127,000	7.000%, 11/15/25	128,652
63,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	67,744
97,000	AG Issuer, LLC* 6.250%, 03/01/28	101,279
205,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	212,454
25,000	5.875%, 11/01/29	25,187
25,000	4.250%, 10/15/27	25,021
76,000	Ally Financial, Inc. 4.700%, 05/15/26^‡ 5 year CMT + 3.87%	78,867
75,000	8.000%, 11/01/31	107,434
45,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	45,925
110,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	110,142
193,000	AmWINS Group, Inc.* 4.875%, 06/30/29	192,610
215,000	AssuredPartners, Inc.* 7.000%, 08/15/25	218,094
98,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	102,379
139,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	136,738
195,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LLC* 4.500%, 04/01/27	190,494
116,000	5.750%, 05/15/26	120,066
130,000	Credit Acceptance Corp. 6.625%, 03/15/26^	135,838
89,000	5.125%, 12/31/24*	91,205
29,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	31,130
96,000	Enact Holdings, Inc.* 6.500%, 08/15/25	105,675
138,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	136,205
156,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	158,839
420,000	HUB International, Ltd.* 7.000%, 05/01/26	434,566
115,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 5.250%, 05/15/27	119,797
68,000	4.375%, 02/01/29	68,380

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
160,000	ILFC E-Capital Trust II*‡ 3.710%, 12/21/65 3 mo. USD LIBOR + 1.80%	$137,427
230,000	Iron Mountain, Inc.* 5.250%, 03/15/28	240,345
260,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	263,910
182,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	184,526
48,000	4.750%, 06/15/29	48,462
113,000	LD Holdings Group, LLC* 6.125%, 04/01/28	103,679
200,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	198,200
115,000	LPL Holdings, Inc.* 4.000%, 03/15/29	117,716
193,000	MetLife, Inc. 6.400%, 12/15/66	244,969
202,000	Navient Corp. 5.000%, 03/15/27	206,278
100,000	4.875%, 03/15/28	100,524
85,000	OneMain Finance Corp. 7.125%, 03/15/26	96,683
65,000	3.875%, 09/15/28	63,501
55,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 7.500%, 06/01/25	58,492
45,000	5.875%, 10/01/28	47,306
107,000	PHH Mortgage Corp.*^ 7.875%, 03/15/26	108,724
100,000	Prospect Capital Corp. 3.706%, 01/22/26	101,780
125,000	Radian Group, Inc. 4.875%, 03/15/27	136,495
100,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	99,586
72,000	RLJ Lodging Trust, LP* 3.750%, 07/01/26	72,787
46,000	4.000%, 09/15/29	45,955
45,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	44,510
45,000	3.625%, 03/01/29	44,791
20,000	2.875%, 10/15/26	19,867
55,000	SLM Corp. 4.200%, 10/29/25	58,209
150,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	157,804
90,000	StoneX Group, Inc.* 8.625%, 06/15/25	95,956
PRINCIPAL AMOUNT		VALUE
111,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	$108,709
96,000	VICI Properties, LP / VICI Note Company, Inc.* 3.750%, 02/15/27	98,869
98,000	XHR, LP* 6.375%, 08/15/25	103,453
48,000	4.875%, 06/01/29	49,264
		6,745,253
	Health Care (7.7%)
46,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	46,988
330,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	351,321
125,000	Bausch Health Companies, Inc.* 5.250%, 02/15/31	112,659
100,000	5.000%, 01/30/28	92,683
39,000	5.000%, 02/15/29	35,823
63,000	Centene Corp. 4.250%, 12/15/27	66,030
46,000	3.000%, 10/15/30	46,780
44,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	44,487
183,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	180,101
110,000	8.000%, 03/15/26	116,267
49,000	6.875%, 04/15/29	50,468
137,000	DaVita, Inc.* 4.625%, 06/01/30	137,858
112,000	3.750%, 02/15/31	106,243
45,000	Encompass Health Corp. 4.750%, 02/01/30	46,374
45,000	4.500%, 02/01/28	45,862
124,000	HCA, Inc. 7.500%, 11/06/33	178,651
36,000	HealthEquity, Inc.* 4.500%, 10/01/29	36,473
210,000	Jazz Securities DAC* 4.375%, 01/15/29	216,220
80,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	36,054
120,000	Mozart Debt Merger Sub, Inc.* 3.875%, 04/01/29	119,452
72,000	5.250%, 10/01/29	73,215
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	206,512
107,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	95,599
220,000	Tenet Healthcare Corp. 6.250%, 02/01/27*	228,712
130,000	6.875%, 11/15/31	150,337

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
125,000	4.875%, 01/01/26*	$128,709
270,000	Teva Pharmaceutical Finance Netherlands III, BV 2.800%, 07/21/23	272,103
200,000	6.000%, 04/15/24	210,820
		3,432,801
	Industrials (12.7%)
90,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	97,423
100,000	ACCO Brands Corp.* 4.250%, 03/15/29	98,994
123,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.875%, 02/15/30	131,938
120,000	4.625%, 01/15/27	125,722
46,000	3.500%, 03/15/29	45,388
80,000	Allison Transmission, Inc.* 4.750%, 10/01/27	83,333
25,000	3.750%, 01/30/31	24,053
24,000	Ambience Merger Sub, Inc.* 7.125%, 07/15/29	23,182
20,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	18,281
49,000	Arcosa, Inc.* 4.375%, 04/15/29	49,954
225,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	235,912
90,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	89,205
87,000	BWX Technologies, Inc.* 4.125%, 04/15/29	88,395
75,000	Cascades, Inc. / Cascades USA, Inc.* 5.125%, 01/15/26	79,492
50,000	5.375%, 01/15/28	52,352
24,000	Catalent Pharma Solutions, Inc.* 3.500%, 04/01/30	23,839
23,000	Delta Air Lines, Inc. 7.375%, 01/15/26	27,057
23,000	3.800%, 04/19/23	23,846
23,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	25,580
11,000	4.500%, 10/20/25	11,764
94,000	Endure Digital, Inc.*^ 6.000%, 02/15/29	86,924
45,000	EnerSys* 4.375%, 12/15/27	47,306
110,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	110,345
46,000	GFL Environmental, Inc.* 3.750%, 08/01/25	47,383
65,000	Golden Nugget, Inc.* 6.750%, 10/15/24^	65,287
PRINCIPAL AMOUNT		VALUE
50,000	8.750%, 10/01/25	$51,887
52,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	53,562
50,000	Granite US Holdings Corp.* 11.000%, 10/01/27	54,856
60,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	65,041
44,000	3.500%, 03/01/29	43,798
107,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	108,999
223,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	222,387
105,000	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.* 5.750%, 01/20/26	110,351
125,000	Herc Holdings, Inc.* 5.500%, 07/15/27	130,616
115,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	126,825
2,000	6.875%, 05/01/25	2,321
115,000	IEA Energy Services, LLC* 6.625%, 08/15/29	113,650
110,000	JELD-WEN, Inc.* 4.625%, 12/15/25	111,420
41,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	44,280
108,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	109,624
46,000	MasTec, Inc.* 4.500%, 08/15/28	47,356
109,000	Meritor, Inc.* 4.500%, 12/15/28	109,213
60,000	Moog, Inc.* 4.250%, 12/15/27	61,952
130,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	133,432
95,000	Novelis Corp.* 4.750%, 01/30/30	98,908
110,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	107,767
105,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	100,082
109,000	Patrick Industries, Inc.* 4.750%, 05/01/29	108,524
110,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	117,494
48,000	PGT Innovations, Inc.* 4.375%, 10/01/29	47,679
19,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	20,041

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
100,000	QVC, Inc. 4.375%, 09/01/28	$102,360
80,000	Scientific Games International, Inc.* 5.000%, 10/15/25	82,490
44,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	46,521
86,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	85,164
46,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	43,968
45,000	5.500%, 03/01/30^	43,083
90,000	Standard Industries, Inc.* 5.000%, 02/15/27	92,431
23,000	4.375%, 07/15/30	23,094
185,000	Station Casinos, LLC* 4.500%, 02/15/28	186,665
45,000	Stericycle, Inc.* 3.875%, 01/15/29	44,312
69,000	STL Holding Company, LLC* 7.500%, 02/15/26	72,889
195,000	TransDigm, Inc. 7.500%, 03/15/27	205,181
125,000	6.250%, 03/15/26*	130,704
44,000	Tronox, Inc.* 4.625%, 03/15/29	43,187
50,000	United Rentals North America, Inc. 3.750%, 01/15/32	49,974
22,000	3.875%, 02/15/31	22,195
96,000	Vertiv Group Corp.* 4.125%, 11/15/28	95,811
101,000	Wabash National Corp.* 4.500%, 10/15/28	98,332
75,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	74,353
47,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	50,040
25,000	7.250%, 06/15/28	27,615
		5,635,389
	Information Technology (3.6%)
48,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	48,634
50,000	CDK Global, Inc.* 5.250%, 05/15/29	53,713
65,000	Clarivate Science Holdings Corp.* 3.875%, 07/01/28	64,342
112,000	CommScope Technologies, LLC* 6.000%, 06/15/25	110,910
90,000	CommScope, Inc.* 4.750%, 09/01/29	88,387
70,000	Dell International, LLC / EMC Corp. 6.100%, 07/15/27	85,147
40,000	5.850%, 07/15/25	46,088
PRINCIPAL AMOUNT		VALUE
48,000	Fair Isaac Corp.* 4.000%, 06/15/28	$48,722
100,000	KBR, Inc.* 4.750%, 09/30/28	102,441
100,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	91,346
50,000	5.500%, 09/01/28	49,734
44,000	NCR Corp.* 5.125%, 04/15/29	45,058
112,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	109,636
68,000	ON Semiconductor Corp.* 3.875%, 09/01/28	69,027
72,000	Open Text Corp.* 3.875%, 02/15/28	72,696
44,000	Playtika Holding Corp.* 4.250%, 03/15/29	44,156
66,000	PTC, Inc.* 4.000%, 02/15/28	67,157
100,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	99,209
65,000	Twilio, Inc. 3.625%, 03/15/29	65,693
23,000	3.875%, 03/15/31	23,236
130,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	129,180
100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	99,449
		1,613,961
	Materials (4.0%)
200,000	Alcoa Nederland Holding, BV*^ 4.125%, 03/31/29	208,252
47,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	49,409
52,000	ArcelorMittal, SA 7.000%, 10/15/39	72,603
70,000	Chemours Company* 4.625%, 11/15/29	67,462
145,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	147,664
250,000	Constellium, SE*^ 3.750%, 04/15/29	242,135
65,000	Freeport-McMoRan, Inc. 5.000%, 09/01/27	67,906
48,000	5.450%, 03/15/43	60,423
45,000	5.400%, 11/14/34	54,998
68,000	HB Fuller Company 4.250%, 10/15/28	69,296
87,000	Intertape Polymer Group, Inc.* 4.375%, 06/15/29	87,674

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	$91,025
50,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	50,506
11,000	4.500%, 06/01/31	10,838
48,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	48,117
96,000	Mercer International, Inc. 5.125%, 02/01/29	95,565
45,000	Owens-Brockway Glass Container, Inc.* 6.625%, 05/13/27	48,102
46,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	36,102
110,000	Silgan Holdings, Inc. 4.125%, 02/01/28	112,126
44,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	44,138
75,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	78,709
46,000	Valvoline, Inc.* 3.625%, 06/15/31	45,069
		1,788,119
	Real Estate (1.0%)
71,000	EPR Properties 3.750%, 08/15/29	72,904
67,000	Forestar Group, Inc.* 5.000%, 03/01/28	69,358
48,000	3.850%, 05/15/26	48,059
68,000	iStar, Inc. 5.500%, 02/15/26	70,986
125,000	Service Properties Trust 4.350%, 10/01/24	126,125
45,000	5.250%, 02/15/26	45,523
		432,955
	Utilities (0.7%)
72,000	Calpine Corp.* 4.500%, 02/15/28	72,986
34,000	PPL Capital Funding, Inc.‡ 2.797%, 03/30/67 3 mo. USD LIBOR + 2.67%	32,658
25,000	Talen Energy Supply, LLC* 7.250%, 05/15/27	23,971
100,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	107,137
50,000	Vistra Corp.*‡ 8.000%, 10/15/26 5 year CMT + 6.93	52,562
		289,314
	TOTAL CORPORATE BONDS (Cost $34,919,328)	36,019,526
PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (0.7%)
	Consumer Discretionary (0.6%)
179,000	DISH Network Corp. 2.375%, 03/15/24	$174,174
90,000	Peloton Interactive, Inc.* 0.000%, 02/15/26	80,425
		254,599
	Information Technology (0.1%)
75,000	Shift4 Payments, Inc.* 0.500%, 08/01/27	69,857
	TOTAL CONVERTIBLE BONDS (Cost $308,395)	324,456
BANK LOANS (11.0%)¡
	Airlines (0.5%)
95,000	AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	99,068
124,375	United Airlines, Inc.‡ 4.500%, 04/21/28 3 mo. LIBOR + 3.75%	126,307
		225,375
	Communication Services (2.8%)
122,500	Clear Channel Outdoor Holdings, Inc.‡ 3.629%, 08/21/26 3 mo. LIBOR + 3.50%	120,726
270,000	DIRECTV Financing, LLC‡ 5.750%, 07/22/27 3 mo. LIBOR + 5.00%	270,506
224,087	Frontier Communications Corp.‡ 4.500%, 10/08/27 3 mo. LIBOR + 3.75%	224,311
84,274	iHeartCommunications, Inc.‡ 3.087%, 05/01/26 1 mo. LIBOR + 3.00%	83,748
233,900	Intelsat Jackson Holdings S.A.‡ 8.625%, 01/02/24 1 mo. LIBOR + 8.63%	237,366
190,000	Intelsat Jackson Holdings, SA‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	192,698
125,000	Nexstar Broadcasting, Inc.‡ 2.582%, 09/18/26 1 mo. LIBOR + 2.25%	124,953
		1,254,308
	Consumer Discretionary (2.2%)
75,000	At Home Group, Inc.‡ 4.750%, 07/24/28 3 mo. LIBOR + 4.25%	74,828

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
32,191	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	$32,510
143,870	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	147,092
159,200	Petco Health and Wellness Company, Inc.‡ 4.000%, 03/03/28 3 mo. LIBOR + 3.25%	159,342
189,525	PetSmart, Inc.‡ 4.500%, 02/11/28 3 mo. LIBOR + 3.75%	190,016
112,037	Rent-A-Center, Inc.‡ 3.750%, 02/17/28 1 mo. LIBOR + 3.25%	112,563
70,588	TKC Holdings, Inc.‡ 6.500%, 05/15/28 3 mo. LIBOR + 5.50%	70,598
44,802	TKC Holdings, Inc.! 0.000%, 05/15/28	44,809
164,588	WW International, Inc.‡ 4.000%, 04/13/28 1 mo. LIBOR + 3.50%	162,907
		994,665
	Consumer Staples (0.1%)
49,111	United Natural Foods, Inc.‡ 3.587%, 10/22/25 1 mo. LIBOR + 3.50%	49,214
	Health Care (2.2%)
264,573	Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	262,728
83,847	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	83,952
20,891	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	20,917
236,808	Mallinckrodt International Finance S.A.‡ 6.000%, 09/24/24 6 mo. LIBOR + 5.25%	221,103
25,000	Medline Industries, Inc.‡ 3.750%, 10/23/28 3 mo. LIBOR + 3.25%	25,047
115,000	Padagis, LLC‡ 5.250%, 07/06/28 3 mo. LIBOR + 4.75%	115,359
264,610	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	253,473
		982,579
PRINCIPAL AMOUNT		VALUE
	Industrials (1.6%)
49,875	ACProducts, Inc.‡ 4.750%, 05/17/28 3 mo. LIBOR + 4.25%	$49,805
60,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	60,713
176,040	Berry Global, Inc.‡ 1.836%, 07/01/26 1 mo. LIBOR + 1.75%	175,127
93,067	BW Gas & Convenience Holdings, LLC‡ 4.000%, 03/17/28 1 mo. LIBOR + 3.50%	93,532
93,580	Dun & Bradstreet Corp.‡ 3.338%, 02/06/26 1 mo. LIBOR + 3.25%	93,313
98,026	Granite Holdings US Acquisition Company‡ 4.132%, 09/30/26 3 mo. LIBOR + 4.00%	98,026
152,239	Scientific Games International, Inc.‡ 2.837%, 08/14/24 1 mo. LIBOR + 2.75%	151,815
		722,331
	Information Technology (1.0%)
50,000	AP Core Holdings II, LLC! 0.000%, 09/01/27	50,177
60,000	AP Core Holdings II, LLC‡ 6.250%, 09/01/27 1 mo. LIBOR + 5.50%	60,213
216,610	Banff Merger Sub, Inc.‡ 3.882%, 10/02/25 3 mo. LIBOR + 3.75%	215,418
102,868	VFH Parent, LLC‡ 3.089%, 03/01/26 1 mo. LIBOR + 3.00%	102,780
		428,588
	Information Technology (0.3%)
122,813	Camelot U.S. Acquisition 1 Company‡ 3.087%, 10/30/26 1 mo. LIBOR + 3.00%	122,306
	Materials (0.3%)
78,800	Innophos, Inc.‡ 3.837%, 02/07/27 1 mo. LIBOR + 3.75%	79,046
25,000	LSF11 A5 HoldCo, LLC‡ 4.250%, 10/15/28 3 mo. LIBOR + 3.75%	25,005
25,000	LSF11 A5 HoldCo, LLC! 0.000%, 10/15/28	25,005
		129,056
	TOTAL BANK LOANS (Cost $4,925,031)	4,908,422
See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2021

NUMBER OF SHARES		VALUE
COMMON STOCKS (1.6%)
	Communication Services (0.1%)
2,040	Altice USA, Inc. - Class A#	$33,252
1,527	Cumulus Media, Inc. - Class A#	18,965
		52,217
	Energy (1.5%)
4,064	Calfrac Well Services, Ltd.#	20,279
1,068	Chaparral Energy, Inc. - Class A#&	40,584
291	Chesapeake Energy Corp.^	18,548
215	Chevron Corp.	24,615
193	Denbury, Inc.#	16,339
3,276	Diamond Offshore Drilling, Inc.#&	18,428
4,210	Energy Transfer, LP	40,037
3,970	Enterprise Products Partners, LP	90,040
660	EP Energy Corp.&#	59,070
1,285	Magellan Midstream Partners, LP	62,965
2,326	Ranger Oil Corp. - Class A#	76,851
790	Schlumberger, NV	25,486
1,523	Superior Energy Services, Inc.#	68,916
490	Targa Resources Corp.	26,788
1,565	Weatherford International, PLC#	45,479
965	Williams Companies, Inc.	27,107
		661,532
	TOTAL COMMON STOCKS (Cost $855,307)	713,749
PREFERRED STOCKS (1.0%)
	Consumer Discretionary (0.2%)
590	Guitar Center, Inc.&	73,750
	Energy (0.7%)
5,892	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	133,454
2,647	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	64,878
4,185	NuStar Logistics, LP‡ 6.866%, 01/15/43 3 mo. USD LIBOR + 6.73%	105,587
		303,919
	Financials (0.1%)
1,924	B Riley Financial, Inc. 5.250%, 08/31/28	48,062
	TOTAL PREFERRED STOCKS (Cost $443,514)	425,731
NUMBER OF SHARES		VALUE
WARRANTS (0.2%)#
	Energy (0.2%)
392	Chesapeake Energy Corp. 02/09/26, Strike $31.71	$13,093
352	Chesapeake Energy Corp. 02/09/26, Strike $27.27	13,489
217	Chesapeake Energy Corp. 02/09/26, Strike $35.71	6,634
548	Denbury, Inc. 09/18/25, Strike $32.59	28,764
210	Denbury, Inc. 09/18/23, Strike $35.41	10,489
4,950	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	1
4,455	Mcdermott International, Ltd.& 06/30/27, Strike $12.33	0
	TOTAL WARRANTS (Cost $127,390)	72,470
EXCHANGE-TRADED FUND (1.0%)
	Other (1.0%)
5,065	iShares iBoxx High Yield Corporate Bond ETF (Cost $441,871)	440,301
CONVERTIBLE PREFERRED STOCK (0.0%)
	Energy (0.0%)
2	Gulfport Energy Operating Corp. 10.000%, 11/29/21 (Cost $1,596)	11,950
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.8%)
2,146,875	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,146,875)	2,146,875
	TOTAL INVESTMENTS (101.3%) (Cost $44,169,307)	45,063,480
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.8%)		(2,146,875)
OTHER ASSETS, LESS LIABILITIES (3.5%)		1,576,699
NET ASSETS (100.0%)		$44,493,304

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2021

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%)#
	Communication Services (0.0%)
9	Altice USA, Inc.
14,670	Put, 01/21/22, Strike $15.00 (Premium $970)	$(1,103)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $5,409.

^  Security, or portion of security, is on loan.

&  Illiquid security.

@  In default status and considered non-income producing.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2021.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (59.4%)
	Airlines (0.9%)
519,921	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$524,320
366,399	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	374,691
343,467	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	387,145
239,642	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	252,453
133,060	Southwest Airlines Company Pass Through Trust Series 2007-1 6.650%, 08/01/22	135,606
500,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	560,235
326,973	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	335,699
222,339	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	227,742
		2,797,891
	Communication Services (3.0%)
700,000	Ashtead Capital, Inc.* 4.375%, 08/15/27	731,661
1,000,000	AT&T, Inc. 1.700%, 03/25/26	1,004,710
250,000	0.900%, 03/25/24	250,073
500,000	Bell Canada 0.750%, 03/17/24	497,590
750,000	Cogent Communications Group, Inc.* 3.500%, 05/01/26	760,740
1,000,000	Comcast Corp. 3.700%, 04/15/24	1,066,820
300,000	Crown Castle Towers, LLC* 3.720%, 07/15/43	306,843
500,000	Netflix, Inc. 3.625%, 06/15/25*	532,205
250,000	5.500%, 02/15/22	253,510
500,000	NTT Finance Corp.* 0.583%, 03/01/24	496,595
250,000	Qwest Corp. 6.750%, 12/01/21	251,093
1,000,000	Rogers Communications, Inc. 3.625%, 12/15/25	1,077,750
500,000	Sirius XM Radio, Inc.* 3.125%, 09/01/26	501,640
750,000	Sprint Corp. 7.875%, 09/15/23	833,685
PRINCIPAL AMOUNT		VALUE
250,000	T-Mobile USA, Inc. 4.000%, 04/15/22	$252,935
250,000	2.625%, 04/15/26	254,242
250,000	2.250%, 02/15/26	251,622
		9,323,714
	Consumer Discretionary (5.4%)
500,000	American Honda Finance Corp. 0.650%, 09/08/23^	500,235
250,000	1.300%, 09/09/26	248,155
250,000	0.750%, 08/09/24	248,523
250,000	0.550%, 07/12/24^	247,308
500,000	BMW US Capital, LLC*^ 3.900%, 04/09/25	543,115
250,000	2.950%, 04/14/22	252,985
750,000	Brunswick Corp. 0.850%, 08/18/24	742,860
500,000	Cargill, Inc.* 3.250%, 11/15/21	500,550
1,000,000	Daimler Finance North America, LLC* 2.125%, 03/10/25	1,025,250
250,000	3.400%, 02/22/22	252,330
500,000	DISH DBS Corp. 5.875%, 07/15/22	513,785
1,000,000	Dollar General Corp. 3.250%, 04/15/23	1,031,460
1,000,000	Dollar Tree, Inc. 3.700%, 05/15/23	1,042,530
500,000	Ford Motor Credit Company, LLC 3.370%, 11/17/23	513,575
250,000	3.350%, 11/01/22	253,960
250,000	3.339%, 03/28/22^	251,758
250,000	General Motors Company 5.400%, 10/02/23	270,725
1,000,000	General Motors Financial Company, Inc. 1.200%, 10/15/24	996,140
750,000	goeasy, Ltd.* 5.375%, 12/01/24	771,967
200,000	4.375%, 05/01/26	205,908
500,000	Lennar Corp. 4.750%, 11/15/22	516,860
250,000	4.500%, 04/30/24	268,500
750,000	Mattel, Inc.* 3.375%, 04/01/26	774,367
250,000	MGM Resorts International 6.000%, 03/15/23	264,470
500,000	Newell Brands, Inc. 4.350%, 04/01/23	521,445
250,000	Nissan Motor Acceptance Corp.* 1.050%, 03/08/24	248,528
500,000	Nordstrom, Inc.^ 2.300%, 04/08/24	502,840
500,000	Panasonic Corp.* 2.536%, 07/19/22	506,360

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
250,000	Target Corp. 2.250%, 04/15/25	$259,457
605,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc.* 5.875%, 04/15/23	633,441
500,000	Toll Brothers Finance Corp. 4.375%, 04/15/23	518,700
250,000	4.875%, 11/15/25	277,007
1,000,000	VF Corp. 2.400%, 04/23/25	1,035,240
		16,740,334
	Consumer Staples (1.3%)
200,000	Conagra Brands, Inc. 0.500%, 08/11/23	199,180
1,000,000	Constellation Brands, Inc. 4.250%, 05/01/23	1,052,150
200,000	Hormel Foods Corp.^ 0.650%, 06/03/24	199,436
750,000	Keurig Dr Pepper, Inc. 0.750%, 03/15/24	747,187
653,000	Land O' Lakes, Inc.* 6.000%, 11/15/22	679,218
350,000	McCormick & Company Inc/MD 2.700%, 08/15/22	355,677
300,000	0.900%, 02/15/26	291,804
250,000	Mondelez International Holdings Netherlands, BV*^ 2.125%, 09/19/22	253,798
250,000	PepsiCo, Inc. 2.250%, 03/19/25	259,667
		4,038,117
	Energy (2.1%)
750,000	Baltimore Gas and Electric Company^ 2.800%, 08/15/22	759,060
1,000,000	BP Capital Markets America, Inc. 3.790%, 02/06/24	1,063,610
500,000	Continental Resources, Inc. 4.500%, 04/15/23	521,100
750,000	EQT Corp.* 3.125%, 05/15/26	756,945
1,000,000	Kinder Morgan Energy Partners, LP 3.500%, 09/01/23	1,041,640
250,000	ONEOK, Inc. 2.750%, 09/01/24	260,147
500,000	Phillips 66 4.300%, 04/01/22	508,230
750,000	Pioneer Natural Resources Company 0.750%, 01/15/24	745,785
500,000	Saudi Arabian Oil Company* 2.750%, 04/16/22	504,855
500,000	TransCanada PipeLines, Ltd.^ 1.000%, 10/12/24	497,900
		6,659,272
PRINCIPAL AMOUNT		VALUE
	Financials (23.1%)
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.875%, 08/14/24^	$518,055
500,000	1.750%, 10/29/24	500,510
500,000	1.650%, 10/29/24	501,190
500,000	1.150%, 10/29/23	500,300
150,000	4.450%, 12/16/21	150,242
55,000	Aflac, Inc.^ 1.125%, 03/15/26	54,486
250,000	Ally Financial, Inc. 3.050%, 06/05/23	258,050
250,000	1.450%, 10/02/23	252,488
250,000	American Express Company^ 2.750%, 05/20/22	252,815
750,000	Ameriprise Financial, Inc. 3.000%, 03/22/22	757,785
500,000	Aon Corp. 2.200%, 11/15/22	508,505
680,000	Ares Capital Corp.^ 3.500%, 02/10/23	701,080
750,000	Aviation Capital Group, LLC* 2.875%, 01/20/22^	752,317
500,000	1.950%, 09/20/26	490,910
250,000	3.875%, 05/01/23	259,852
500,000	Bank of America Corp.‡ 2.456%, 10/22/25 3 mo. USD LIBOR + 0.87%	516,995
250,000	1.658%, 03/11/27 SOFR + 0.91%	248,903
250,000	0.981%, 09/25/25 SOFR + 0.91%	248,433
500,000	Bank of Montreal^ 1.250%, 09/15/26	490,820
500,000	0.625%, 07/09/24	495,480
750,000	Bank of New York Mellon Corp. 0.850%, 10/25/24	748,470
500,000	1.950%, 08/23/22	506,585
500,000	Bank of Nova Scotia 0.700%, 04/15/24	497,145
200,000	0.650%, 07/31/24^	198,262
1,000,000	Barclays, PLC‡ 1.007%, 12/10/24 1 year CMT + 0.80%	999,560
300,000	Blackstone Private Credit Fund* 1.750%, 09/15/24	297,303
1,000,000	Brookfield Finance, Inc. 4.000%, 04/01/24	1,065,880
450,000	Buffalo State College Foundation Housing Corp. 2.100%, 11/01/22	454,757
400,000	2.000%, 11/01/21	400,000
500,000	Capital One Financial Company Sr Unsecured 11/27 Var 1.878%, 11/02/27	498,850

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
500,000	Capital One Financial Corp. 3.900%, 01/29/24	$531,005
500,000	2.600%, 05/11/23	513,965
250,000	Caterpillar Financial Services Corp. 2.950%, 02/26/22	252,108
250,000	Charles Schwab Corp. 0.900%, 03/11/26^	245,465
250,000	0.750%, 03/18/24	249,638
1,000,000	Citigroup, Inc.‡ 0.981%, 05/01/25 SOFR + 0.67%	996,170
500,000	1.281%, 11/03/25 SOFR + 0.53%	500,465
250,000	Citizens Bank NA/Providence RI 3.250%, 02/14/22	251,520
475,000	Credit Acceptance Corp.* 5.125%, 12/31/24	486,766
500,000	Credit Suisse AG/New York NY 1.000%, 05/05/23	502,750
250,000	0.495%, 02/02/24^	247,970
1,000,000	CyrusOne, LP / CyrusOne Finance Corp. 2.900%, 11/15/24	1,043,390
1,500,000	Danske Bank, A/S*‡ 0.976%, 09/10/25 1 year CMT + 0.55%	1,489,005
1,250,000	Discover Bank 2.450%, 09/12/24	1,293,112
500,000	DNB Bank, ASA*‡ 0.856%, 09/30/25 1 year CMT + 0.33%	496,890
1,000,000	Duke Realty, LP 3.750%, 12/01/24	1,072,830
1,250,000	European Bank for Reconstruction & Development^ 0.500%, 11/25/25	1,221,312
1,000,000	European Investment Bank^ 0.250%, 09/15/23	995,490
500,000	Fifth Third Bancorp 4.300%, 01/16/24	534,395
500,000	1.707%, 11/01/27	499,550
500,000	FNB Corp/PA 2.200%, 02/24/23	506,045
500,000	Franklin Resources, Inc. 2.800%, 09/15/22	510,615
750,000	Goldman Sachs Group, Inc. 0.855%, 02/12/26‡ SOFR + 0.61%	736,132
500,000	0.925%, 10/21/24‡ SOFR + 0.49%	499,475
250,000	0.627%, 11/17/23‡ SOFR + 0.54%	249,735
150,000	5.750%, 01/24/22	151,868
350,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 3.375%, 06/15/26	349,265
PRINCIPAL AMOUNT		VALUE
750,000	HSBC Holdings, PLC‡ 0.732%, 08/17/24 SOFR + 0.53%	$747,045
500,000	Huntington National Bank 1.800%, 02/03/23	507,320
500,000	Hyundai Capital America* 0.875%, 06/14/24	494,600
250,000	3.950%, 02/01/22	251,980
250,000	3.000%, 06/20/22^	253,583
250,000	2.375%, 02/10/23	254,622
1,000,000	Inter-American Development Bank 1.750%, 04/14/22	1,007,090
1,000,000	1.750%, 03/14/25^	1,027,740
1,000,000	0.146%, 03/15/22‡ 3 mo. USD LIBOR + 0.03%	1,000,130
333,000	Intercontinental Exchange, Inc. 0.700%, 06/15/23	333,376
1,000,000	International Bank for Reconstruction & Development 1.625%, 02/10/22	1,003,850
1,000,000	1.625%, 01/15/25	1,024,060
300,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 4.625%, 06/15/25	312,594
500,000	JPMorgan Chase & Company‡ 0.824%, 06/01/25 SOFR + 0.54%	496,145
250,000	1.578%, 04/22/27 SOFR + 0.89%	247,858
250,000	0.768%, 08/09/25 SOFR + 0.49%	247,193
250,000	KeyBank NA/Cleveland OH‡ 0.423%, 01/03/24 SOFR + 0.34%	249,540
2,000,000	Kreditanstalt fuer Wiederaufbau 2.500%, 02/15/22	2,013,640
300,000	1.000%, 10/01/26	296,772
750,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	760,410
750,000	Lloyds Banking Group, PLC‡ 0.695%, 05/11/24 1 year CMT + 0.55%	749,452
750,000	LSEGA Financing, PLC*^ 0.650%, 04/06/24	743,250
250,000	Macquarie Bank, Ltd.*^ 2.100%, 10/17/22	254,077
650,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	679,107
335,000	Metropolitan Life Global Funding I*^ 0.700%, 09/27/24	332,849
750,000	Mizuho Financial Group, Inc.‡ 2.721%, 07/16/23 3 mo. USD LIBOR + 0.84%	761,025

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
750,000	Morgan Stanley‡ 0.790%, 05/30/25 SOFR + 0.53%	$742,417
750,000	0.731%, 04/05/24 SOFR + 0.62%	749,370
500,000	National Bank of Canada 2.150%, 10/07/22*	508,070
250,000	2.100%, 02/01/23	254,597
500,000	National Securities Clearing Corp.* 1.200%, 04/23/23	505,375
500,000	NatWest Group, PLC‡ 2.359%, 05/22/24 1 year CMT + 2.15%	511,455
500,000	NatWest Markets, PLC* 1.600%, 09/29/26	493,875
1,000,000	New York Life Global Funding* 0.900%, 10/29/24	999,320
500,000	Nordea Bank Abp* 1.500%, 09/30/26	492,970
1,000,000	Nordic Investment Bank 0.375%, 09/11/25	975,260
1,000,000	Oesterreichische Kontrollbank, AG^ 1.500%, 02/12/25	1,018,550
500,000	OneMain Finance Corp. 6.125%, 03/15/24	532,280
200,000	6.125%, 05/15/22	205,410
500,000	Pacific Life Global Funding II*^ 0.500%, 09/23/23	498,820
250,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	259,750
500,000	Pricoa Global Funding I*^ 1.200%, 09/01/26	492,490
250,000	Prudential Financial, Inc.^ 4.500%, 11/16/21	250,418
500,000	Reliance Standard Life Global Funding II* 3.850%, 09/19/23	528,200
500,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 2.875%, 10/15/26	496,670
250,000	Royal Bank of Canada^ 1.950%, 01/17/23	254,470
250,000	0.875%, 01/20/26	244,088
750,000	Santander Holdings USA, Inc. 3.700%, 03/28/22	757,687
500,000	SBA Tower Trust* 1.631%, 05/15/51	493,755
250,000	1.840%, 04/15/27	249,317
200,000	1.884%, 07/15/50	202,815
190,000	2.836%, 01/15/50	197,213
500,000	Shell International Finance, BV 2.375%, 04/06/25	519,295
250,000	2.000%, 11/07/24^	257,482
500,000	Skandinaviska Enskilda Banken, AB* 0.650%, 09/09/24^	495,600
300,000	1.200%, 09/09/26	295,839
PRINCIPAL AMOUNT		VALUE
500,000	SLM Corp. 3.125%, 11/02/26	$495,925
500,000	State Street Corp.‡ 2.354%, 11/01/25^ SOFR + 0.94%	519,115
250,000	2.825%, 03/30/23 SOFR + 2.69%	252,435
500,000	StoneX Group, Inc.* 8.625%, 06/15/25	533,090
1,500,000	SVB Financial Group 3.500%, 01/29/25	1,599,690
500,000	Toronto-Dominion Bank 0.750%, 06/12/23^	501,595
250,000	1.200%, 06/03/26	246,940
250,000	0.750%, 09/11/25	244,830
250,000	0.750%, 01/06/26^	243,723
250,000	Truist Financial Corp. 3.050%, 06/20/22	253,750
250,000	2.200%, 03/16/23	255,450
500,000	UBS AG/London* 0.450%, 02/09/24	494,590
250,000	0.700%, 08/09/24	248,215
500,000	USAA Capital Corp.* 1.500%, 05/01/23	507,315
1,000,000	Ventas Realty, LP 3.500%, 04/15/24	1,058,630
1,000,000	3.500%, 02/01/25	1,062,270
500,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.500%, 02/15/25	510,280
500,000	Wells Fargo & Company‡ 1.654%, 06/02/24 SOFR + 1.60%	507,175
500,000	Zions Bancorp NA 3.350%, 03/04/22	503,725
		71,123,868
	Health Care (4.7%)
250,000	AbbVie, Inc. 3.375%, 11/14/21	250,245
250,000	2.300%, 11/21/22	254,635
750,000	Anthem, Inc. 2.375%, 01/15/25	776,430
250,000	AstraZeneca, PLC 2.375%, 06/12/22	252,688
250,000	0.700%, 04/08/26	242,665
250,000	Bausch Health Companies, Inc.* 5.500%, 11/01/25	254,488
1,000,000	Bristol-Myers Squibb Company 2.900%, 07/26/24	1,052,730
250,000	3.550%, 08/15/22	256,115
474,000	Centene Corp. 4.250%, 12/15/27	496,799
250,000	Cigna Corp. 0.613%, 03/15/24	248,300

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
1,000,000	CVS Health Corp. 3.700%, 03/09/23	$1,039,140
750,000	Elanco Animal Health, Inc. 5.272%, 08/28/23	799,785
500,000	Gilead Sciences, Inc. 3.250%, 09/01/22	509,520
500,000	0.750%, 09/29/23	499,540
500,000	GlaxoSmithKline Capital, PLC 2.850%, 05/08/22	506,500
250,000	0.534%, 10/01/23	249,740
750,000	Humana, Inc. 0.650%, 08/03/23	749,595
400,000	Illumina, Inc. 0.550%, 03/23/23	399,012
500,000	Laboratory Corp. of America Holdings 3.600%, 02/01/25	532,780
500,000	2.300%, 12/01/24^	516,480
500,000	PerkinElmer, Inc. 0.850%, 09/15/24	496,160
750,000	Quest Diagnostics, Inc. 3.500%, 03/30/25	800,347
250,000	Stryker Corp. 0.600%, 12/01/23	249,515
500,000	Tenet Healthcare Corp.* 4.625%, 09/01/24	512,030
1,000,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	1,012,460
750,000	Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	750,472
750,000	0.797%, 10/18/23	750,278
		14,458,449
	Industrials (7.7%)
500,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	541,240
500,000	Air Lease Corp. 0.800%, 08/18/24	492,575
250,000	2.250%, 01/15/23^	254,575
500,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 3.500%, 02/15/23	509,680
500,000	Avolon Holdings Funding, Ltd.* 3.625%, 05/01/22	506,275
14,000	2.528%, 11/18/27	13,749
500,000	Beacon Roofing Supply, Inc.*^ 4.500%, 11/15/26	518,655
250,000	Berry Global, Inc. 0.950%, 02/15/24	248,958
500,000	BMW Finance, NV* 2.250%, 08/12/22	507,195
500,000	Cascades, Inc. / Cascades USA, Inc.* 5.125%, 01/15/26	529,945
PRINCIPAL AMOUNT		VALUE
1,000,000	Delta Air Lines, Inc. 3.800%, 04/19/23	$1,036,780
500,000	GATX Corp. 4.350%, 02/15/24	536,530
100,000	0.841%, 11/05/21‡ 3 mo. USD LIBOR + 0.72%	100,005
500,000	Graphic Packaging International, LLC* 0.821%, 04/15/24	494,520
500,000	GXO Logistics, Inc.* 1.650%, 07/15/26	491,690
77,167	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	77,193
600,000	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.* 5.750%, 01/20/26	630,576
250,000	Honeywell International, Inc. 1.350%, 06/01/25^	252,165
100,000	0.483%, 08/19/22	100,024
375,000	Huntington Ingalls Industries, Inc. 0.670%, 08/16/23*	373,882
250,000	3.844%, 05/01/25	268,855
1,000,000	IHS Markit, Ltd. 4.125%, 08/01/23	1,053,930
500,000	Infor, Inc.* 1.450%, 07/15/23	504,090
250,000	John Deere Capital Corp. 2.950%, 04/01/22	252,750
250,000	0.700%, 07/05/23	250,663
1,000,000	L3Harris Technologies, Inc. 3.850%, 06/15/23	1,048,400
500,000	Leidos, Inc. 3.625%, 05/15/25	535,480
500,000	2.950%, 05/15/23	515,415
1,000,000	Mars, Inc.* 2.700%, 04/01/25	1,048,020
500,000	Nestle Holdings, Inc.* 0.375%, 01/15/24	495,690
1,000,000	Parker-Hannifin Corp. 2.700%, 06/14/24	1,043,510
350,000	QVC, Inc. 4.850%, 04/01/24	375,683
500,000	Roper Technologies, Inc. 2.800%, 12/15/21	500,540
500,000	1.000%, 09/15/25	492,490
250,000	0.450%, 08/15/22	250,095
500,000	Ryder System, Inc. 2.875%, 06/01/22	506,030
250,000	Sensata Technologies, BV* 4.875%, 10/15/23	265,572
500,000	Siemens Financieringsmaatschappij, NV* 3.250%, 05/27/25	534,375
500,000	0.650%, 03/11/24^	498,055
250,000	0.400%, 03/11/23	249,853

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
1,000,000	SMBC Aviation Capital Finance DAC* 4.125%, 07/15/23^	$1,052,110
500,000	1.900%, 10/15/26	498,010
1,000,000	Southwest Airlines Company 4.750%, 05/04/23	1,058,200
750,000	Teledyne Technologies, Inc. 0.950%, 04/01/24	749,595
1,000,000	Waste Management, Inc. 3.500%, 05/15/24	1,055,150
600,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	638,814
		23,957,587
	Information Technology (4.5%)
1,500,000	Apple, Inc. 2.850%, 05/11/24	1,572,210
1,000,000	Autodesk, Inc. 4.375%, 06/15/25	1,097,510
300,000	CDW, LLC / CDW Finance Corp. 4.125%, 05/01/25	309,696
500,000	CGI, Inc.* 1.450%, 09/14/26	489,625
500,000	Fidelity National Information Services, Inc. 0.600%, 03/01/24	496,035
500,000	Fortinet, Inc. 1.000%, 03/15/26	487,545
750,000	Hewlett Packard Enterprise Company 1.450%, 04/01/24	757,987
300,000	2.250%, 04/01/23	306,129
500,000	HP, Inc.* 1.450%, 06/17/26	493,440
500,000	Intuit, Inc. 0.650%, 07/15/23	500,820
500,000	KLA Corp.^ 4.650%, 11/01/24	547,695
1,000,000	Microchip Technology, Inc.* 0.972%, 02/15/24	994,560
500,000	NetApp, Inc. 1.875%, 06/22/25	508,385
750,000	NXP, BV / NXP Funding, LLC* 4.625%, 06/01/23	793,650
500,000	Oracle Corp. 2.400%, 09/15/23	513,850
750,000	PayPal Holdings, Inc. 2.200%, 09/26/22	762,495
750,000	PTC, Inc.* 3.625%, 02/15/25	763,290
400,000	Seagate HDD Cayman 4.250%, 03/01/22	402,828
350,000	4.750%, 06/01/23	366,877
500,000	Square, Inc.* 2.750%, 06/01/26	506,370
PRINCIPAL AMOUNT		VALUE
250,000	Texas Instruments, Inc.^ 1.125%, 09/15/26	$248,210
200,000	TSMC Arizona Corp. 1.750%, 10/25/26	201,138
750,000	VMware, Inc. - Class A 1.000%, 08/15/24	751,313
		13,871,658
	Materials (0.8%)
250,000	Avery Dennison Corp. 0.850%, 08/15/24	248,518
250,000	Ball Corp. 4.000%, 11/15/23	263,235
350,000	Clearwater Paper Corp.* 5.375%, 02/01/25	379,207
250,000	Georgia-Pacific, LLC* 0.625%, 05/15/24	248,303
500,000	Martin Marietta Materials, Inc. 0.650%, 07/15/23	500,060
750,000	Sealed Air Corp.* 5.250%, 04/01/23	784,672
		2,423,995
	Other (0.1%)
250,000	Toyota Motor Credit Corp.^ 0.800%, 01/09/26	244,450
	Real Estate (2.2%)
250,000	American Tower Corp. 0.600%, 01/15/24	248,323
750,000	EPR Properties 5.250%, 07/15/23	797,182
500,000	4.500%, 04/01/25	536,030
500,000	Equinix, Inc. 1.000%, 09/15/25	490,290
250,000	1.250%, 07/15/25^	248,075
500,000	Federal Realty Investment Trust 1.250%, 02/15/26	494,670
500,000	Forestar Group, Inc.* 3.850%, 05/15/26	500,615
1,000,000	Healthpeak Properties, Inc. 3.400%, 02/01/25	1,059,170
500,000	Kimco Realty Corp. 3.125%, 06/01/23	516,010
500,000	Service Properties Trust 5.000%, 08/15/22	503,600
500,000	Simon Property Group, LP 1.375%, 01/15/27	491,330
250,000	2.000%, 09/13/24^	256,595
500,000	Welltower, Inc. 3.625%, 03/15/24	530,495
250,000	4.000%, 06/01/25	271,025
		6,943,410

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
	Utilities (3.6%)
250,000	AES Corp. 1.375%, 01/15/26	$245,278
500,000	Alexander Funding Trust* 1.841%, 11/15/23	507,610
510,000	American Electric Power Company, Inc. 3.650%, 12/01/21^	511,326
500,000	0.750%, 11/01/23	499,525
1,000,000	CMS Energy Corp. 3.600%, 11/15/25	1,073,120
250,000	Consolidated Edison, Inc. 0.650%, 12/01/23	249,595
300,000	DPL, Inc. 4.125%, 07/01/25	318,213
250,000	DTE Energy Company 2.250%, 11/01/22	254,105
500,000	Duke Energy Carolinas, LLC 3.350%, 05/15/22	508,240
750,000	Enel Finance International, NV* 2.650%, 09/10/24	780,697
250,000	Entergy Arkansas, LLC 3.500%, 04/01/26	270,830
300,000	Entergy Corp. 0.900%, 09/15/25	292,443
250,000	Entergy Louisiana, LLC 0.620%, 11/17/23	249,673
500,000	Entergy Texas, Inc. 1.500%, 09/01/26	488,925
500,000	Florida Power & Light Company 2.850%, 04/01/25	526,645
750,000	Georgia Power Company 2.100%, 07/30/23	768,202
500,000	National Rural Utilities Cooperative Finance Corp. 2.850%, 01/27/25	525,415
250,000	1.000%, 06/15/26	245,928
500,000	NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	505,300
167,000	0.650%, 03/01/23	167,190
500,000	Pacific Gas and Electric Company 1.750%, 06/16/22	499,925
25,000	PPL Capital Funding, Inc.‡ 2.797%, 03/30/67 3 mo. USD LIBOR + 2.67%	24,013
250,000	Public Service Electric and Gas Company^ 0.950%, 03/15/26	246,838
250,000	Southern Company^ 0.600%, 02/26/24	248,065
250,000	Southern Power Company 0.900%, 01/15/26	243,365
500,000	WEC Energy Group, Inc. 0.800%, 03/15/24	498,600
PRINCIPAL AMOUNT		VALUE
250,000	Wisconsin Public Service Corp. 3.350%, 11/21/21	$250,417
		10,999,483
	TOTAL CORPORATE BONDS (Cost $182,881,734)	183,582,228
U.S. GOVERNMENT AND AGENCY SECURITIES (4.6%)
8,000,000	United States Treasury Note 0.250%, 09/30/23	7,968,750
2,000,000	2.000%, 05/31/24	2,068,281
2,000,000	1.750%, 07/31/24^	2,057,500
2,000,000	0.125%, 02/15/24^	1,979,766
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $13,993,691)	14,074,297
SOVEREIGN BONDS (1.0%)
500,000	Kommunalbanken, AS* 0.500%, 01/13/26	486,930
750,000	Korea Development Bank 0.750%, 01/25/25	742,417
1,000,000	Svensk Exportkredit, AB 2.375%, 03/09/22	1,007,800
500,000	0.500%, 08/26/25	489,440
500,000	0.375%, 07/30/24	494,110
	TOTAL SOVEREIGN BONDS (Cost $3,242,984)	3,220,697
BANK LOANS (7.7%)¡
	Airlines (0.2%)
470,000	AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	490,123
	Communication Services (1.5%)
1,500,000	Charter Communications Operating, LLC! 0.000%, 04/30/25	1,499,625
692,745	Go Daddy Operating Company, LLC‡ 1.837%, 02/15/24 1 mo. LIBOR + 1.75%	688,461
500,000	Go Daddy Operating Company, LLC! 0.000%, 02/15/24	496,908
500,000	Nexstar Broadcasting, Inc.‡ 2.582%, 09/18/26 1 mo. LIBOR + 2.50%	499,812
500,000	Nexstar Broadcasting, Inc.! 0.000%, 09/18/26	499,812
694,615	SBA Senior Finance II, LLC‡ 1.840%, 04/11/25 1 mo. LIBOR + 1.75%	689,913
250,000	SBA Senior Finance II, LLC! 0.000%, 04/11/25	248,308
		4,622,839

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (0.2%)
746,250	Murphy USA, Inc.‡ 2.250%, 01/31/28 1 mo. LIBOR + 1.75%	$748,698
	Consumer Staples (0.9%)
694,750	Energizer Holdings, Inc.‡ 2.750%, 12/22/27 1 mo. LIBOR + 2.25%	694,423
250,000	Energizer Holdings, Inc.! 0.000%, 12/22/27	249,883
1,449,730	JBS USA LUX, SA! 0.000%, 05/01/26	1,446,519
343,776	United Natural Foods, Inc.‡ 3.587%, 10/22/25 1 mo. LIBOR + 3.50%	344,498
		2,735,323
	Energy (0.4%)
1,000,000	DT Midstream, Inc.! 0.000%, 06/26/28	1,003,400
337,500	DT Midstream, Inc.‡ 2.500%, 06/26/28 6 mo. LIBOR + 2.00%	338,648
36,563	DT Midstream, Inc.‡ 2.500%, 06/26/28 3 mo. LIBOR + 2.00%	36,686
		1,378,734
	Financials (0.5%)
998,750	Jazz Financing Lux Sarl‡ 4.000%, 05/05/28 1 mo. LIBOR + 3.50%	1,001,372
505,992	Level 3 Financing, Inc.‡ 1.837%, 03/01/27 1 mo. LIBOR + 1.75%	499,937
		1,501,309
	Health Care (0.9%)
635,330	Avantor Funding, Inc.‡ 2.500%, 11/21/24 1 mo. LIBOR + 2.00%	635,829
500,000	Avantor Funding, Inc.! 0.000%, 11/08/27	500,418
946,500	Catalent Pharma Solutions Inc.‡ 2.500%, 02/22/28 1 mo. LIBOR + 2.00%	948,985
184,538	HCA, Inc.‡ 1.837%, 06/30/28 1 mo. LIBOR + 1.75%	185,902
399,271	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	399,770
99,479	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	99,603
		2,770,507
PRINCIPAL AMOUNT		VALUE
	Industrials (1.9%)
698,250	AECOM Technology Corp.‡ 1.837%, 04/13/28 1 mo. LIBOR + 1.75%	$699,996
1,000,000	APi Group DE, Inc.! 0.000%, 10/07/28	1,001,125
996,250	Horizon Therapeutics USA, Inc.‡ 2.500%, 03/15/28 1 mo. LIBOR + 2.00%	995,269
676,600	Spectrum Brands, Inc.‡ 2.500%, 03/03/28 3 mo. LIBOR + 2.00%	676,285
250,000	Spectrum Brands, Inc.! 0.000%, 03/03/28	249,884
487,528	TransDigm, Inc.‡ 2.337%, 12/09/25 1 mo. LIBOR + 2.25%	482,114
1,090,454	United Rentals, Inc.‡ 1.837%, 10/31/25 1 mo. LIBOR + 1.75%	1,096,004
750,000	XPO Logistics, Inc.‡ 1.830%, 02/24/25 1 mo. LIBOR + 1.75%	746,119
		5,946,796
	Information Technology (1.2%)
248,125	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	248,900
245,625	Camelot U.S. Acquisition 1 Company‡ 3.087%, 10/30/26 1 mo. LIBOR + 3.00%	244,612
694,750	Dell International, LLC‡ 2.000%, 09/19/25 1 mo. LIBOR + 1.75%	695,035
944,684	ON Semiconductor Corporation‡ 2.087%, 09/19/26 1 mo. LIBOR + 2.00%	944,830
694,602	Open Text Corporation‡ 1.837%, 05/30/25 1 mo. LIBOR + 1.75%	695,907
746,250	Playtika Holding Corp.‡ 2.837%, 03/13/28 1 mo. LIBOR + 2.75%	746,015
		3,575,299
	TOTAL BANK LOANS (Cost $23,787,808)	23,769,628
ASSET BACKED SECURITIES (11.9%)
	Communication Services (0.5%)
1,000,000	Verizon Owner Trust 2020-A 1.980%, 07/22/24	1,019,300
500,000	Verizon Owner Trust 2020-B 0.470%, 02/20/25	499,887
		1,519,187

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (0.5%)
1,500,000	Avis Budget Rental Car Funding AESOP, LLC* 3.070%, 09/20/23	$1,526,980
	Financials (7.1%)
500,000	American Tower Trust #1 Series 2013-2A* 3.070%, 03/15/48	501,078
224,010	Commonbond Student Loan Trust 2018-C-GS* 3.870%, 02/25/46	230,819
212,219	Commonbond Student Loan Trust 2019-A-GS* 2.540%, 01/25/47	216,348
494,669	Commonbond Student Loan Trust Series 2017-BGS, Class A1* 2.680%, 09/25/42	499,094
314,842	Commonbond Student Loan Trust Series 2021-AGS, Class A* 1.200%, 03/25/52	311,230
1,000,000	Credit Acceptance Auto Loan Trust 2020-3* 1.240%, 10/15/29	1,004,490
1,140,000	Credit Acceptance Auto Loan Trust 2021-2* 0.960%, 02/15/30	1,138,196
500,000	Credit Acceptance Auto Loan Trust 2021-4* 1.260%, 10/15/30	499,000
500,000	Dell Equipment Finance Trust 2020-2* 0.570%, 10/23/23	500,475
300,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	298,789
1,000,000	DT Auto Owner Trust 2020-1* 2.160%, 05/15/24	1,004,604
470,337	Enterprise Fleet Financing 2019-3, LLC* 2.060%, 05/20/25	474,910
1,000,000	Ford Credit Floorplan Master Owner Trust A 2.840%, 03/15/24	1,009,705
19,656	GM Financial Consumer Automobile Receivables Trust 2018-3 3.020%, 05/16/23	19,739
1,500,000	Hertz Vehicle Financing, LLC* 1.210%, 12/26/25	1,492,139
1,000,000	Kubota Credit Owner Trust 2020-1* 1.960%, 03/15/24	1,013,227
76,135	MMAF Equipment Finance, LLC 2019-B* 2.070%, 10/12/22	76,194
816,551	Navient Private Education Refi Loan Trust 2020-B* 2.120%, 01/15/69	826,629
PRINCIPAL AMOUNT		VALUE
1,200,000	NextGear Floorplan Master Owner Trust* 3.210%, 02/15/24	$1,209,896
271,000	NextGear Floorplan Master Owner Trust* 0.850%, 07/15/26	268,421
777,000	OneMain Direct Auto Receivables Trust 2021-1* 1.260%, 07/14/28	771,970
860,000	Oscar US Funding Trust XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	851,454
824,012	Palmer Square Loan Funding 2019-3, Ltd.*‡ 0.981%, 08/20/27 3 mo. USD LIBOR + 0.85%	823,143
1,396,902	Pawnee Equipment Receivables Series 2020-1, LLC* 1.370%, 11/17/25	1,403,405
325,000	Pawnee Equipment Receivables Series 2021-1, LLC* 1.100%, 07/15/27	324,460
792,000	Progress Residentiall Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	777,219
173,876	Sofi Professional Loan Program 2016-E, LLC* 2.490%, 01/25/36	174,624
29,345	SoFi Professional Loan Program 2020-ATrust* 2.060%, 05/15/46	29,373
528,624	SoFi Professional Loan Program 2020-C Trust* 1.950%, 02/15/46	534,434
1,615,000	Toyota Auto Loan Extended Note Trust 2019-1* 2.560%, 11/25/31	1,679,638
1,525,000	Volvo Financial Equipment, LLC Series 2018-1* 2.910%, 01/17/23	1,526,430
66,687	Volvo Financial Equipment, LLC Series 2018-1* 2.760%, 10/17/22	66,745
500,000	World Omni Select Auto Trust 2020-A 0.550%, 07/15/25	500,325
		22,058,203
	Other (3.7%)
2,000,000	Aligned Data Centers Issuer, LLC* 1.937%, 08/15/46	1,991,896
330,000	CCG Receivables Trust 2021-2* 1.270%, 03/14/29	328,546
437,500	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	437,542

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
1,209,000	CNH Equipment Trust 2020-A 2.300%, 10/15/27	$1,245,424
500,000	CNH Equipment Trust 2020-A 1.160%, 06/16/25	503,087
500,000	HPEFS Equipment Trust 2021-1* 0.570%, 03/20/31	497,473
402,443	MVW Owner Trust 2019-1* 2.890%, 11/20/36	412,296
140,566	SCF Equipment Leasing 2019-2, LLC* 2.220%, 06/20/24	141,272
500,000	SCF Equipment Leasing 2020-1, LLC* 1.190%, 10/20/27	501,094
1,070,000	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	1,062,697
400,000	Tesla Auto Lease Trust 2020-A* 0.680%, 12/20/23	401,027
500,000	Tesla Auto Lease Trust 2021-A* 1.020%, 03/20/25	500,934
775,000	Tesla Auto Lease Trust 2021-B* 0.910%, 09/22/25	769,373
1,504,792	Vantage Data Centers Issuer, LLC* 4.196%, 11/16/43	1,552,291
1,000,000	Verizon Master Trust 2021 2 B 1.280%, 04/20/28	999,688
		11,344,640
	Utilities (0.1%)
293,156	Harley-Davidson Motorcycle Trust 2020-A 1.870%, 10/15/24	295,309
	TOTAL ASSET BACKED SECURITIES (Cost $36,670,857)	36,744,319
MUNICIPAL OBLIGATIONS (4.7%)
	Airlines (0.1%)
250,000	Dallas Fort Worth International Airport 1.041%, 11/01/23	251,585
	Other (4.2%)
400,000	Alaska Housing Finance Corp. 0.846%, 12/01/23	399,042
250,000	Armada Area Schools 0.950%, 05/01/25	248,694
155,000	City of Auburn CA 0.961%, 06/01/25	153,278
210,000	City of Freeport IL 1.027%, 01/01/22	210,233
1,000,000	City of Montclair CA 0.926%, 06/01/24	997,674
500,000	City of Wheaton IL 0.786%, 12/01/24	497,515
300,000	City of Willows CA 0.770%, 08/01/23	299,521
PRINCIPAL AMOUNT		VALUE
240,000	City of Willows CA 0.720%, 08/01/22	$240,429
290,000	Cloverleaf Local School District 0.839%, 03/01/22	290,389
150,000	Colorado Housing and Finance Authority 0.858%, 11/01/24	149,324
175,000	Cook County School District No 94 0.700%, 12/01/21	175,025
250,000	Corona-Norco Unified School District 1.000%, 09/01/25	246,973
250,000	County of Bergen NJ 2.000%, 11/01/23	256,975
295,000	County of San Diego CA 0.600%, 10/01/23	294,016
290,000	County of San Diego CA 0.480%, 10/01/22	290,107
250,000	Cypress-Fairbanks Independent School District 5.000%, 02/15/25	282,486
400,000	Duluth Independant School District No. 709& 2.000%, 02/01/23	405,334
230,000	Duluth Independent School District No. 709 0.710%, 02/01/22	230,007
175,000	Encinitas Public Financing Authority 1.020%, 10/01/25	172,391
175,000	Encinitas Public Financing Authority 0.790%, 10/01/24	173,424
250,000	Galveston Independent School District 5.000%, 02/01/25	282,078
175,000	Haverstraw-Stony Point Central School District 0.790%, 05/01/23	174,832
200,000	Indiana Bond Bank Revenue 0.650%, 02/01/24	198,900
200,000	Indiana Bond Bank Revenue 0.470%, 02/01/23	199,770
640,000	Kentucky Housing Corp.+ 0.550%, 07/01/23	639,447
500,000	Lake Central Multi-District School Building Corp. 0.853%, 01/15/24	494,842
215,000	Minnetonka Independent School District No 276 2.000%, 01/01/24	220,992
155,000	Natomas Unified School District 0.700%, 08/01/22	155,409
150,000	Pharr San Juan Alamo Independent School District TX 5.000%, 02/01/25	169,280
250,000	Reedy Creek Improvement District 1.549%, 06/01/23	253,943

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2021

PRINCIPAL AMOUNT		VALUE
400,000	Regl Transprtn Auth Il Regtrn 06/25 Fixed 3 3.000%, 06/01/25	$423,733
400,000	San Bernardino City Unified School District 0.792%, 08/01/23	400,682
250,000	Thornapple Kellogg School District 0.930%, 05/01/25	248,383
250,000	Torrance Joint Powers Financing Authority 1.289%, 10/01/22	251,970
250,000	Town of Oyster Bay NY 2.000%, 08/15/23	256,430
525,000	Town of Stratford CT 0.956%, 08/01/24	523,176
100,000	Ukiah Public Financing Authority 1.370%, 04/01/22	99,920
250,000	Village of Tarrytown NY 2.000%, 10/15/23	256,403
300,000	Virginia Housing Development Authority 0.607%, 09/01/23	300,578
250,000	West Covina Public Financing Authority 1.847%, 08/01/22	251,789
400,000	West Mifflin Sanitary Sewer Municipal Authority 1.052%, 08/01/23	396,652
250,000	West Mifflin Sanitary Sewer Municipal Authority 0.895%, 08/01/22	249,351
125,000	Wichita Falls 4B Sales Tax Corp. 1.049%, 09/01/25	123,309
340,000	Williamston Community Schools School District 1.050%, 05/01/25	339,059
200,000	Woodbury County Law Enforcement Center Authority 0.719%, 06/01/22	199,834
		13,123,599
	Utilities (0.4%)
505,000	Augusta GA Water & Sewer Revenue 4.300%, 10/01/26	537,732
135,000	City of Fountain Company Electric Water & Wastewater Utility Enterprise Revenue 0.930%, 12/01/23	133,314
100,000	City of Fountain Company Electric Water & Wastewater Utility Enterprise Revenue 0.870%, 12/01/22	99,659
100,000	City of Fountain Company Electric Water & Wastewater Utility Enterprise Revenue 0.770%, 12/01/21	99,974
PRINCIPAL AMOUNT		VALUE
260,000	Twin Lakes Regional Sewer District 0.570%, 07/01/23	$259,444
		1,130,123
	TOTAL MUNICIPAL OBLIGATIONS (Cost $14,533,793)	14,505,307
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.4%)
1,190,000	BANK 2019-BNK16 3.933%, 02/15/52	1,247,548
1,548,000	CSAIL 2017-CX9 Commercial Mortgage Trust 3.054%, 09/15/50	1,574,228
1,125,706	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 3.773%, 04/15/47	1,178,137
181,960	Wells Fargo Commercial Mortgage Trust 2015-LC20 2.678%, 04/15/50	181,936
100,403	Wells Fargo Commercial Mortgage Trust 2017-RC1 3.118%, 01/15/60	100,750
58,275	WFRBS Commercial Mortgage Trust 2012-C10 2.453%, 12/15/45	58,742
134,662	WFRBS Commercial Mortgage Trust 2014-LC14 3.522%, 03/15/47	138,379
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $4,464,970)	4,479,720
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.0%)
18,541,423	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $18,541,423)	18,541,423
	TOTAL INVESTMENTS (96.7%) (Cost $298,117,260)	298,917,619
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.0%)		(18,541,423)
OTHER ASSETS, LESS LIABILITIES (9.3%)		28,683,445
NET ASSETS (100.0%)		$309,059,641

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2021.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

+  Security or a portion of the security purchased on a delayed delivery or when-issued basis.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2021.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Sales
50	U.S. Treasury Note 5-Year	Dec 2021	$6,087,500	$(94,639)

See accompanying Notes to Schedule of Investments

www.calamos.com

Statements of Assets and Liabilities October 31, 2021

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$12,607,173,333		$393,121,234	$507,795,498	$1,440,411,867		$275,044,735
Investments in affiliated funds, at cost	275,000,000		—	—	—		—
Investment in securities, at value	$16,235,401,768		$572,863,626	$571,853,742	$1,765,395,819		$304,769,175
Investments in affiliated funds, at value	272,909,690		—	—	—		—
Cash with custodian	702,417,897		6,979,810	10,253,112	84,698,499		7,489,474
Restricted cash	8,300,000		—	—	—		—
Restricted cash for short positions	4,174,203,878		—	206,397,000	117		2,460
Restricted cash for futures	463,570		4,366	—	—		—
Restricted foreign currency for short positions (cost $202,158,794)	196,134,117		—	—	—		—
Foreign currency (cost $6,714,449, $205,764 and $3,616)	6,714,449		—	204,538	—		3,615
Restricted cash for open forward foreign currency contracts	560,000		—	—	—		—
Unrealized appreciation on total return swaps	5,003		—	—	—		—
Unrealized appreciation on forward foreign currency contracts	949,316		—	—	59,736		—
Receivables:
Accrued interest and dividends	18,848,670		433,483	268,797	2,037,146		637,650
Investments sold	499,083,961		29,520,911	12,366,796	—		—
Fund shares sold	77,317,331		2,069,270	956,405	3,120,468		155,748
Prepaid expenses	241,893		25,813	26,709	62,006		15,840
Other assets	—		—	—	180,652		—
Total assets	22,193,551,543		611,897,279	802,327,099	1,855,554,443		313,073,962
LIABILITIES
Due to custodian bank	13,216,358		—	930,756	—		—
Due to custodian bank - Foreign currency (cost $51)	50		—	—	—		—
Due to custodian bank for restricted cash for futures (interest bearing)	—		—	16	—		—
Collateral for securities loaned	137,039,053		—	16,657,550	188,492,780		28,485,735
Securities sold short, at value (proceeds $3,193,915,890 and $196,455,146)	4,328,422,598		—	203,850,097	—		—
Options written, at value (premium $421,236,141, $16,346,488, and $7,085,511)	600,536,780		21,445,250	9,150,505	—		—
Unrealized depreciation on total return swaps	620,687		—	—	—		—
Unrealized depreciation on forward foreign currency contracts	63,746		—	—	—		—
Payables:
Investments purchased	642,661,476		33,669,509	11,777,492	7,075,266		126,920
Fund shares redeemed	11,481,253		142,476	227,969	3,077,700		199,225
Affiliates:
Investment advisory fees	8,914,962		340,498	602,578	963,534		203,476
Distribution fees	71,771		1,679	4,764	19,349		1,087
Deferred compensation to trustees	176,382		—	—	180,652		—
Trustees' fees and officer compensation	76,339		4,308	6,252	8,719		3,302
Other accounts payable and accrued liabilities	3,370,295		122,415	202,816	305,827		52,551
Total liabilities	5,746,651,750		55,726,135	243,410,795	200,123,827		29,072,296
NET ASSETS	$16,446,899,793		$556,171,144	$558,916,304	$1,655,430,616		$284,001,666
COMPOSITION OF NET ASSETS
Paid in capital	$15,252,521,263		$462,018,698	$518,923,661	$1,130,087,445		$223,972,197
Accumulated distributable earnings (loss)	1,194,378,530		94,152,446	39,992,643	525,343,171		60,029,469
NET ASSETS	$16,446,899,793		$556,171,144	$558,916,304	$1,655,430,616		$284,001,666
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,334,984,007		$34,308,876	$51,971,479	$422,475,907		$17,865,160
Shares outstanding	91,259,372		2,340,292	3,361,608	15,502,870		1,202,765
Net asset value and redemption price per share	$14.63		$14.66	$15.46	$27.25		$14.85
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$15.04	#	$15.39	$16.23	$27.88	#	$15.19	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$322,431,808		$6,959,599	$29,980,264	$71,925,207		$5,448,204
Shares outstanding	21,791,165		483,801	2,021,147	2,691,285		376,505
Net asset value and redemption price per share	$14.80		$14.39	$14.83	$26.73		$14.47

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2021

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
CLASS I SHARES†
Net assets applicable to shares outstanding	$14,780,637,486	$514,902,669	$476,964,561	$1,161,029,502	$260,688,302
Shares outstanding	1,022,908,075	35,129,950	30,500,537	48,749,121	17,525,989
Net asset value and redemption price per share	$14.45	$14.66	$15.64	$23.82	$14.87
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$8,846,492	$—	$—	$—	$—
Shares Outstanding	611,860	—	—	—	—
Net asset value and redemption price per share	$14.46	$—	$—	$—	$—

†  No par value; unlimited number of shares authorized.

#  For Market Neutral Income Fund maximum offering price per share is Net asset value plus 2.75% of offering price. For Convertible Fund and Global Convertible Fund maximum offeringprice per share is Net asset value plus 2.25% of offering price.

**  Redemption price may be reduced by contingent deferred sales charge.
See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2021

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
ASSETS
Investments in securities, at cost	$308,191,792	$16,877,251	$1,018,209,332	$1,583,363,660
Investment in securities, at value	$443,718,256	$26,423,305	$1,837,557,466	$2,889,723,249
Investments in affiliated funds, at value	—	—	—	—
Cash with custodian	7,101,897	84,747	33,008,854	98,076,475
Restricted cash for short positions	—	—	6,153	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	51,896
Receivables:
Accrued interest and dividends	—	2	297,961	2,695,674
Investments sold	7,552,836	447,034	16,847,758	5,751,786
Fund shares sold	12,447,510	—	148,681	2,837,842
Due from investment advisor	52,974	7,867	—	—
Prepaid expenses	52,878	27,593	42,392	56,066
Other assets	—	—	875,631	378,098
Total assets	470,926,351	26,990,548	1,888,784,896	2,999,571,086
LIABILITIES
Due to Investment advisor	—	—	—	—
Collateral for securities loaned	—	—	23,479,460	127,829,927
Foreign currency overdraft (cost $60)	—	—	—	58
Options written, at value (premium $75,878 and $1,312,486)	—	—	56,700	536,975
Payables:
Investments purchased	15,666,255	490,186	3,486,410	19,132,217
Fund shares redeemed	143,980	5,038	940,575	1,460,360
Affiliates:
Investment advisory fees	314,924	19,910	1,336,923	1,587,696
Distribution fees	1,282	4	41,782	52,504
Deferred compensation to trustees	—	—	875,631	378,098
Trustees' fees and officer compensation	2,906	2,220	12,043	18,748
Other accounts payable and accrued liabilities	89,237	19,847	450,628	529,353
Total liabilities	16,218,584	537,205	30,680,152	151,525,936
NET ASSETS	$454,707,767	$26,453,343	$1,858,104,744	$2,848,045,150
COMPOSITION OF NET ASSETS
Paid in capital	$323,450,788	$14,530,356	$863,826,362	$1,417,479,388
Accumulated distributable earnings (loss)	131,256,979	11,922,987	994,278,382	1,430,565,762
NET ASSETS	$454,707,767	$26,453,343	$1,858,104,744	$2,848,045,150
CLASS A SHARES†
Net assets applicable to shares outstanding	$35,274,073	$161,713	$1,436,708,975	$1,531,444,779
Shares outstanding	833,612	8,900	31,314,689	31,783,363
Net asset value and redemption price per share	$42.31	$18.17	$45.88	$48.18
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$44.42	$19.08	$48.17	$50.58
CLASS C SHARES†**(a)
Net assets applicable to shares outstanding	$3,164,943	$—	$25,964,894	$98,647,372
Shares outstanding	72,757	—	1,224,237	2,031,899
Net asset value and redemption price per share	$43.50	$—	$21.21	$48.55
CLASS I SHARES†
Net assets applicable to shares outstanding	$387,149,131	$25,792,930	$395,430,875	$1,211,984,930
Shares outstanding	8,870,064	1,411,054	5,908,392	26,336,100
Net asset value and redemption price per share	$43.65	$18.28	$66.93	$46.02
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$29,119,620	$498,700	$—	$5,968,069
Shares Outstanding	665,782	27,286	—	129,636
Net asset value and redemption price per share	$43.74	$18.28	$—	$46.04

†  No par value; unlimited number of shares authorized.

**  Redemption price may be reduced by contingent deferred sales charge.

(a)  Timpani Small Cap Growth Fund Class C shares commenced operations on June 25, 2021.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2021

	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND
ASSETS
Investments in securities, at cost	$9,109,536	$34,045,054	$220,371,435		$500,754,570		$83,024,678
Investment in securities, at value	$17,506,332	$53,497,214	$314,372,799		$594,669,242		$138,353,760
Cash with custodian	47,070	226,516	3,904,036		2,461,067		676,639
Restricted cash for short positions	—	—	—		2,480		—
Foreign currency (cost $14,188 and $409)	—	—	14,072		409		—
Unrealized appreciation on forward foreign currency contracts	—	—	4,526		—		1,350
Receivables:
Accrued interest and dividends	13,030	22,693	481,415		373,508		102,002
Investments sold	85,320	—	10,216		231,439		2,180,791
Fund shares sold	—	83	177,156		1,185,649		48,062
Due from investment advisor	10,022	15,647	125,061		291,334		27,730
Prepaid expenses	30,773	15,299	30,791		75,071		24,744
Other assets	—	93,873	59,087		17,411		30,307
Total assets	17,692,547	53,871,325	319,179,159		599,307,610		141,445,385
LIABILITIES
Collateral for securities loaned	57,360	—	15,927,726		15,402,702		2,471,810
Payables:
Investments purchased	69,038	—	—		—		1,085,166
Fund shares redeemed	2,500	20,600	150,864		844,483		66,680
Affiliates:
Investment advisory fees	14,475	44,236	273,882		555,606		126,633
Distribution fees	360	484	2,618		3,295		1,051
Deferred compensation to trustees	—	93,873	59,087		17,411		30,307
Trustees' fees and officer compensation	2,237	9,450	3,617		3,587		3,666
Other accounts payable and accrued liabilities	16,676	19,849	660,636		2,483,434		233,852
Total liabilities	162,646	188,492	17,078,430		19,310,518		4,019,165
NET ASSETS	$17,529,901	$53,682,833	$302,100,729		$579,997,092		$137,426,220
COMPOSITION OF NET ASSETS
Paid in capital	$7,710,511	$30,600,498	$166,870,507		$502,904,546		$69,209,656
Accumulated distributable earnings (loss)	9,819,390	23,082,335	135,230,222	*	77,092,546	*	68,216,564	*
NET ASSETS	$17,529,901	$53,682,833	$302,100,729		$579,997,092		$137,426,220
CLASS A SHARES†
Net assets applicable to shares outstanding	$5,139,408	$14,210,952	$79,503,181		$54,730,535		$32,510,623
Shares outstanding	300,060	694,044	2,757,530		2,459,573		1,767,159
Net asset value and redemption price per share	$17.13	$20.48	$28.83		$22.25		$18.40
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$17.98	$21.50	$30.27		$23.36		$19.32
CLASS C SHARES†**
Net assets applicable to shares outstanding	$2,016,650	$887,047	$3,953,001		$16,050,466		$1,491,537
Shares outstanding	122,304	50,627	158,531		781,137		96,559
Net asset value and redemption price per share	$16.49	$17.52	$24.94		$20.55		$15.45
CLASS I SHARES†
Net assets applicable to shares outstanding	$10,373,843	$38,584,834	$216,723,386		$509,216,091		$103,256,150
Shares outstanding	604,870	1,824,168	7,243,714		22,622,597		5,378,270
Net asset value and redemption price per share	$17.15	$21.15	$29.92		$22.51		$19.20
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—	$—	$1,921,161		$—		$167,910
Shares Outstanding	—	—	63,622		—		8,740
Net asset value and redemption price per share	$—	$—	$30.20		$—		$19.21

†  No par value; unlimited number of shares authorized.

*  Net of deferred foreign capital gains tax of $568,253, $2,316,880, and $188,232.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2021

	GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)		TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$210,928,229		$70,026,317		$44,169,307		$298,117,260
Investment in securities, at value	$290,205,722		$71,782,104		$45,063,480		$298,917,619
Investments in affiliated funds, at value	—		—		—		—
Cash with custodian	7,992,599		316,803		1,457,474		21,526,542
Restricted cash for short positions	2,070		—		—		—
Variation margin on open futures contracts	—		11,893		—		52,570
Receivables:
Accrued interest and dividends	292,262		344,067		521,855		1,295,809
Investments sold	1,372,215		427,901		63,448		—
Fund shares sold	153,690		34,218		11,142		25,008,865
Due from investment advisor	61,760		6,740		12,457		—
Prepaid expenses	29,324		26,550		25,402		23,994
Other assets	142,195		34,103		103,448		—
Total assets	300,251,837		72,984,379		47,258,706		346,825,399
LIABILITIES
Due to Investment advisor	—		—		—		3,543
Collateral for securities loaned	15,303,187		5,136,960		2,146,875		18,541,423
Options written, at value (premium $970)	—		—		1,103		—
Payables:
Investments purchased	2,493,885		498,630		375,079		18,278,449
TBA and/or when-issued securities	—		—		—		640,000
Fund shares redeemed	36,667		79,954		77,185		5,059
Dividends payable	—		4,013		7,127		206,569
Affiliates:
Investment advisory fees	228,612		26,001		22,691		59,101
Distribution fees	4,350		701		1,023		73
Deferred compensation to trustees	142,195		34,103		103,448		—
Trustees' fees and officer compensation	3,227		2,626		2,412		3,494
Other accounts payable and accrued liabilities	150,874		28,163		28,459		28,047
Total liabilities	18,362,997		5,811,151		2,765,402		37,765,758
NET ASSETS	$281,888,840		$67,173,228		$44,493,304		$309,059,641
COMPOSITION OF NET ASSETS
Paid in capital	$188,202,930		$64,876,510		$54,491,062		$310,350,782
Accumulated distributable earnings (loss)	93,685,910	*	2,296,718		(9,997,758)		(1,291,141)
NET ASSETS	$281,888,840		$67,173,228		$44,493,304		$309,059,641
CLASS A SHARES†
Net assets applicable to shares outstanding	$119,261,057		$22,394,140		$34,549,890		$2,661,424
Shares outstanding	9,377,339		2,110,141		4,028,240		268,432
Net asset value and redemption price per share	$12.72		$10.61		$8.58		$9.91
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.35		$10.85	#	$8.78	#	$10.14	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$10,031,618		$799,812		$676,601		$—
Shares outstanding	918,263		75,386		74,060		—
Net asset value and redemption price per share	$10.92		$10.61		$9.14		$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$152,596,165		$43,979,276		$9,266,813		$306,398,217
Shares outstanding	11,573,829		4,143,237		1,080,153		30,931,653
Net asset value and redemption price per share	$13.18		$10.61		$8.58		$9.91

†  No par value; unlimited number of shares authorized.

#  For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

*  Net of deferred foreign capital gains tax of $88,630.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2021

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$22,358,625	$21,474	$9,889	$6,773,009	$1,542,242
(Amortization)/accretion of investment securities	(415,317,874)	—	—	(34,406,615)	(7,193,074)
Net interest	(392,959,249)	21,474	9,889	(27,633,606)	(5,650,832)
Dividends	121,248,825	7,435,881	7,667,540	8,722,653	1,115,581
Dividends from affiliated funds	6,504,509	—	—	—	—
Dividend taxes withheld	—	—	(75,798)	—	(343)
Total investment income (loss)	(265,205,915)	7,457,355	7,601,631	(18,910,953)	(4,535,594)
EXPENSES
Investment advisory fees	86,674,597	3,407,532	6,508,825	10,533,093	2,249,547
Performance fees	—	—	—	—	—
Distribution fees
Class A	2,663,308	62,810	126,021	1,008,826	40,015
Class C	2,869,453	48,399	291,676	688,184	54,710
Dividend or interest expense on short positions	15,007,090	—	3,490,098	—	—
Transfer agent fees	11,487,652	453,760	471,279	1,327,368	182,324
Printing and mailing fees	1,053,398	45,902	39,571	125,557	15,728
Fund administration fees	795,424	27,614	30,280	93,636	16,532
Accounting fees	696,983	39,157	40,434	84,064	28,794
Trustees' fees and officer compensation	492,707	30,660	32,582	67,926	23,854
Custodian fees	318,448	14,832	95,174	28,013	12,757
Audit fees	294,848	18,348	16,878	39,211	14,039
Legal fees	280,359	19,175	16,446	43,139	14,938
Registration fees	262,796	68,350	59,771	104,814	54,218
Other	782,911	36,974	102,382	95,676	27,085
Total expenses	123,679,974	4,273,513	11,321,417	14,239,507	2,734,541
Less expense reductions	(461,836)	—	—	—	—
Net expenses	123,218,138	4,273,513	11,321,417	14,239,507	2,734,541
NET INVESTMENT INCOME (LOSS)	(388,424,053)	3,183,842	(3,719,786)	(33,150,460)	(7,270,135)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	2,531,166,396	20,623,930	102,561,219	220,601,801	36,469,192
Purchased options	(244,125,798)	(16,879,488)	(51,395,936)	2,484,711	(253,018)
Foreign currency transactions	73,800	—	(152,941)	—	27,002
Forward foreign currency contracts	4,365,867	—	—	(619,964)	—
Written options	(909,902,152)	(64,295,996)	68,533,961	2,332,176	—
Short positions	(1,744,946,049)	—	(49,256,615)	—	—
Total return swaps	(61,617,034)	—	—	—	—
Futures contracts	445,372	4,366	—	—	—
Realized capital gain distribution from Affiliated fund	1,388,637	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,420,810,479	136,689,097	80,459,694	135,131,813	11,474,881
Affiliated funds	(4,906,067)	—	—	—	—
Purchased options	(49,838,315)	47,606	(7,636,526)	(895,142)	(112,113)
Foreign currency translations	(10,178,633)	—	(1,574)	—	2,948
Forward foreign currency contracts	535,498	—	—	(3,159)	—
Written options	(158,526,237)	(2,570,804)	910,543	(2,356,223)	—
Short positions	431,463,921	—	10,460,256	—	—
Total return swaps	10,878,910	—	—	—	—
Futures contracts	94,768	929	—	—	—
NET GAIN (LOSS)	1,217,183,363	73,619,640	154,482,081	356,676,013	47,608,892
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$828,759,310	$76,803,482	$150,762,295	$323,525,553	$40,338,757

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2021

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	SELECT FUND
INVESTMENT INCOME
Interest	$2,611	$83	$87,550	$4,325,001	$417	$549
(Amortization)/accretion of investment securities	—	—	—	(7,021,432)	—	—
Net interest	2,611	83	87,550	(2,696,431)	417	549
Dividends	451,322	27,090	8,062,956	33,682,884	221,816	467,212
Dividend taxes withheld	—	—	(3,336)	(27,952)	—	—
Total investment income	453,933	27,173	8,147,170	30,958,501	222,233	467,761
EXPENSES
Investment advisory fees	2,685,552	220,851	15,055,081	17,411,853	161,765	483,920
Performance fees	—	—	—	—	—	—
Distribution fees
Class A	56,258	679	3,281,037	3,522,580	11,041	32,033
Class C(a)	5,031	—	301,724	972,014	14,837	9,890
Dividend or interest expense on short positions	—	—	—	—	—	—
Transfer agent fees	294,733	14,148	1,684,505	2,225,946	18,592	33,257
Printing and mailing fees	44,552	9,273	226,212	217,771	5,501	7,544
Fund administration fees	17,813	1,432	104,062	157,322	992	2,946
Accounting fees	29,101	12,635	94,463	138,354	15,129	15,112
Trustees' fees and officer compensation	24,225	15,556	75,734	111,032	14,995	23,205
Custodian fees	67,131	17,326	37,255	44,931	2,852	—
Audit fees	15,787	9,056	41,543	59,066	8,908	9,556
Legal fees	44,715	10,349	47,474	65,465	9,371	10,640
Registration fees	66,280	44,191	66,920	96,351	45,546	46,660
Other	17,852	4,901	100,318	158,998	6,516	7,738
Total expenses	3,369,030	360,397	21,116,328	25,181,683	316,045	682,501
Less expense reductions	(189,360)	(103,916)	—	—	(112,225)	(204,517)
Net expenses	3,179,670	256,481	21,116,328	25,181,683	203,820	477,984
NET INVESTMENT INCOME (LOSS)	(2,725,737)	(229,308)	(12,969,158)	5,776,818	18,413	(10,223)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(3,877,881)	3,728,407	229,176,121	134,401,936	1,572,517	5,011,477
Purchased options	—	—	(13,807,537)	15,857,262	—	—
Foreign currency transactions	—	—	—	(364)	—	—
Forward foreign currency contracts	—	—	—	(332,599)	—	—
Written options	—	—	4,180,155	(3,754,581)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	93,664,468	4,844,369	419,987,715	601,685,510	3,963,573	12,585,439
Purchased options	—	—	(518,343)	9,786,793	—	—
Foreign currency translations	—	—	(209)	2	—	—
Forward foreign currency contracts	—	—	—	(81,886)	—	—
Written options	—	—	(2,097,715)	514,367	—	—
NET GAIN (LOSS)	89,786,587	8,572,776	636,920,187	758,076,440	5,536,090	17,596,916
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,060,850	$8,343,468	$623,951,029	$763,853,258	$5,554,503	$17,586,693

(a)  Timpani Small Cap Growth Fund Class C shares commenced operations on June 25, 2021.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2021

	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)	TOTAL RETURN BOND FUND
INVESTMENT INCOME
Interest	$32,783	$521,235		$10,080	$467,302	$2,079,106
(Amortization)/accretion of investment securities	—	(2,365,308)		—	(1,148,084)	(52,182)
Net interest	32,783	(1,844,073)		10,080	(680,782)	2,026,924
Dividends	4,038,865	9,116,945		1,246,664	3,103,478	938
Foreign Taxes Withheld	(467,034)	(1,014,376)		(95,224)	(139,541)	—
Total investment income	3,604,614	6,258,496		1,161,520	2,283,155	2,027,862
EXPENSES
Investment advisory fees	2,809,601	6,276,427		1,261,431	2,360,240	341,349
Performance fees	279,283	—		127,174	—	—
Distribution fees
Class A	189,329	146,346		73,121	277,779	59,897
Class C	50,232	176,455		28,886	89,278	11,641
Dividend or interest expense on short positions	—	—		—	—	—
Transfer agent fees	280,816	780,938		99,282	231,029	54,855
Printing and mailing fees	23,963	71,205		9,481	28,257	11,009
Fund administration fees	17,033	36,529		7,723	14,489	4,724
Accounting fees	29,236	40,758		22,479	25,591	26,701
Trustees' fees and officer compensation	24,477	33,360		20,712	22,576	17,421
Custodian fees	84,667	349,314		22,219	34,814	4,318
Audit fees	14,066	21,186		11,127	13,545	9,917
Legal fees	19,371	23,152		14,868	20,215	11,185
Registration fees	61,693	91,249		62,297	50,678	65,204
Other	29,693	65,535		16,837	28,489	27,975
Total expenses	3,913,460	8,112,454		1,777,637	3,196,980	646,196
Less expense reductions	(1,283,136)	(1,744,036)		(224,393)	(350,259)	(80,345)
Net expenses	2,630,324	6,368,418		1,553,244	2,846,721	565,851
NET INVESTMENT INCOME (LOSS)	974,290	(109,922)		(391,724)	(563,566)	1,462,011
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	42,025,046 (a)	(5,295,215	)(a)	14,338,422 (a)	19,157,007 (a)	1,009,284
Purchased options	3,156,134	(8,211,816)		478,234	(1,047,129)	—
Foreign currency transactions	(133,559)	(1,095,797)		(8,388)	16,301	—
Forward foreign currency contracts	1,652,265	70		370,123	—	—
Written options	—	194,437		—	401,609	—
Futures contracts	—	—		—	—	(11,973)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	24,692,582 (b)	31,893,342	(a)	23,438,249 (b)	44,879,894 (b)	(2,351,325)
Purchased options	594,718	282,839		124,704	143,440	—
Foreign currency translations	(5,725)	(10,451)		(313)	(4,786)	—
Forward foreign currency contracts	(239,506)	—		(55,974)	—	—
Written options	—	—		—	459,793	—
Futures contracts	—	—		—	—	(16,247)
NET GAIN (LOSS)	71,741,955	17,757,409		38,685,057	64,006,129	(1,370,261)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,716,245	$17,647,487		$38,293,333	$63,442,563	$91,750

(a)  Net of foreign capital gains tax of $193,817, $1,013,026, $55,374, and $52,549.

(b)  Net of change of $(356,816), (1,915,916), (112,026) and 5,508, respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2021

	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$2,100,455	$4,379,804
(Amortization)/accretion of investment securities	7,872	(380,973)
Net interest	2,108,327	3,998,831
Dividends	70,953	1,172
Total investment income	2,179,280	4,000,003
EXPENSES
Investment advisory fees	256,440	562,884
Distribution fees
Class A	83,701	8,112
Class C	8,018	—
Transfer agent fees	48,365	30,427
Printing and mailing fees	6,498	4,705
Fund administration fees	2,619	11,245
Accounting fees	30,794	32,026
Trustees' fees and officer compensation	15,970	21,362
Custodian fees	5,542	5,659
Audit fees	9,403	11,997
Legal fees	9,908	12,670
Registration fees	46,578	35,392
Other	28,663	29,153
Total expenses	552,499	765,632
Less expense reductions	(140,229)	(11,056)
Net expenses	412,270	754,576
NET INVESTMENT INCOME (LOSS)	1,767,010	3,245,427
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(386,223)	811,067
Futures contracts	—	(59,953)
Change in net unrealized appreciation/(depreciation) on:
Investments	3,597,164	(2,135,817)
Written options	(133)	—
Futures contracts	—	(81,234)
NET GAIN (LOSS)	3,210,808	(1,465,937)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,977,818	$1,779,490

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$(388,424,053)	$149,827,117	$3,183,842	$3,245,321	$(3,719,786)	$(2,871,783)
Net realized gain (loss)	(423,150,961)	(262,001,696)	(60,547,188)	(14,858,732)	70,289,688	(56,791,309)
Change in unrealized appreciation/(depreciation)	1,640,334,324	393,742,440	134,166,828	24,857,923	84,192,393	20,276,183
Net increase (decrease) in net assets resulting from operations	828,759,310	281,567,861	76,803,482	13,244,512	150,762,295	(39,386,909)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(4,093,015)	(7,489,859)	(99,210)	(104,884)	—	(75,742)
Class C	(35,185)	(1,054,126)	(8,969)	(6,941)	—	—
Class I	(73,093,694)	(96,486,081)	(2,686,998)	(3,005,791)	—	(2,809,068)
Class R6(a)	(18,182)	—	—	—	—	—
Total distributions	(77,240,076)	(105,030,066)	(2,795,177)	(3,117,616)	—	(2,884,810)
CAPITAL SHARE TRANSACTIONS	5,417,514,253	1,386,174,682	120,100,883	115,138,033	35,137	(342,526,706)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,169,033,487	1,562,712,477	194,109,188	125,264,929	150,797,432	(384,798,425)
NET ASSETS
Beginning of year	$10,277,866,306	$8,715,153,829	$362,061,956	$236,797,027	$408,118,872	$792,917,297
End of year	$16,446,899,793	$10,277,866,306	$556,171,144	$362,061,956	$558,916,304	$408,118,872

(a)  Market Neutral Income Fund Class R6 shares commenced operations on June 23, 2020.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$(33,150,460)	$21,957,017	$(7,270,135)	$3,386,084	$(2,725,737)	$(897,743)
Net realized gain (loss)	224,798,724	75,387,193	36,243,176	16,403,115	(3,877,881)	6,474,109
Change in unrealized appreciation/(depreciation)	131,877,289	136,925,487	11,365,716	14,324,075	93,664,468	25,621,782
Net increase (decrease) in net assets resulting from operations	323,525,553	234,269,697	40,338,757	34,113,274	87,060,850	31,198,148
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(23,380,794)	(1,824,939)	(1,045,348)	(169,920)	(448,442)	(355,909)
Class C(b)	(3,892,096)	(129,160)	(393,770)	(55,671)	—	—
Class I	(64,455,836)	(5,335,357)	(16,845,247)	(2,570,676)	(6,108,848)	(3,556,011)
Class R6	—	—	—	—	(72,878)	(53,959)
Total distributions	(91,728,726)	(7,289,456)	(18,284,365)	(2,796,267)	(6,630,168)	(3,965,879)
Return of capital
Class A	—	—	—	—	(2)	—
Class I	—	—	—	—	(23)	—
Class R6	—	—	—	—	—	—
Total return of capital	—	—	—	—	(25)	—
CAPITAL SHARE TRANSACTIONS	259,758,376	191,970,630	53,416,871	44,280,008	238,535,395	28,050,622
TOTAL INCREASE (DECREASE) IN NET ASSETS	491,555,203	418,950,871	75,471,263	75,597,015	318,966,052	55,282,891
NET ASSETS
Beginning of year	$1,163,875,413	$744,924,542	$208,530,403	$132,933,388	$135,741,715	$80,458,824
End of year	$1,655,430,616	$1,163,875,413	$284,001,666	$208,530,403	$454,707,767	$135,741,715

(b)  Timpani Small Cap Growth Fund Class C shares commenced operations on June 25, 2021.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$(229,308)	$(121,802)	$(12,969,158)	$(5,872,977)	$5,776,818	$18,410,783
Net realized gain (loss)	3,728,407	(23,843)	219,548,739	177,669,344	146,171,654	59,983,402
Change in unrealized appreciation/(depreciation)	4,844,369	4,803,138	417,371,448	72,786,970	611,904,786	150,295,015
Net increase (decrease) in net assets resulting from operations	8,343,468	4,657,493	623,951,029	244,583,337	763,853,258	228,689,200
DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	—	(128,871,354)	(98,134,931)	(36,912,502)	(40,314,590)
Class C	—	—	(7,716,439)	(7,680,613)	(2,400,579)	(3,659,187)
Class I	—	—	(24,434,261)	(18,544,308)	(30,498,794)	(29,752,522)
Class R6(c)	—	—	—	—	(122,602)	(53)
Total distributions	—	—	(161,022,054)	(124,359,852)	(69,934,477)	(73,726,352)
CAPITAL SHARE TRANSACTIONS	1,038,619	3,047,500	(25,604,069)	(97,118,518)	70,103,447	(71,802,895)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,382,087	7,704,993	437,324,906	23,104,967	764,022,228	83,159,953
NET ASSETS
Beginning of year	$17,071,256	$9,366,263	$1,420,779,838	$1,397,674,871	$2,084,022,922	$2,000,862,969
End of year	$26,453,343	$17,071,256	$1,858,104,744	$1,420,779,838	$2,848,045,150	$2,084,022,922

(c)  Growth and Income Fund Class R6 shares commenced operations on June 23, 2020.
See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$18,413	$83,332	$(10,223)	$272,182	$974,290	$(94,906)
Net realized gain (loss)	1,572,517	1,408,817	5,011,477	2,666,276	46,699,886	16,580,215
Change in unrealized appreciation/(depreciation)	3,963,573	(692,399)	12,585,439	229,077	25,042,069	33,910,156
Net increase (decrease) in net assets resulting from operations	5,554,503	799,750	17,586,693	3,167,535	72,716,245	50,395,465
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(314,294)	(427,003)	(561,996)	(70,752)	(3,751,792)	—
Class C	(62,147)	(78,044)	(60,882)	—	(440,816)	—
Class I	(798,425)	(1,485,056)	(1,424,305)	(242,385)	(9,711,583)	—
Class R6	—	—	—	—	(65,577)	—
Total distributions	(1,174,866)	(1,990,103)	(2,047,183)	(313,137)	(13,969,768)	—
CAPITAL SHARE TRANSACTIONS	(42,481)	(2,899,623)	(9,582,232)	(155,321)	19,150,551	(31,189,036)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,337,156	(4,089,976)	5,957,278	2,699,077	77,897,028	19,206,429
NET ASSETS
Beginning of year	$13,192,745	$17,282,721	$47,725,555	$45,026,478	$224,203,701	$204,997,272
End of year	$17,529,901	$13,192,745	$53,682,833	$47,725,555	$302,100,729	$224,203,701

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$(109,922)	$(547,814)	$(391,724)	$(396,543)	$(563,566)	$1,185,331
Net realized gain (loss)	(14,408,321)	24,212,381	15,178,391	7,916,114	18,527,788	7,623,114
Change in unrealized appreciation/(depreciation)	32,165,730	30,112,642	23,506,666	14,542,348	45,478,341	15,122,597
Net increase (decrease) in net assets resulting from operations	17,647,487	53,777,209	38,293,333	22,061,919	63,442,563	23,931,042
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(747,004)	(185,052)	(1,621,951)	(1,443,237)	(6,002,158)	(963,092)
Class C	(333,159)	—	(377,975)	(677,355)	(624,026)	(157,436)
Class I	(5,912,444)	(1,308,635)	(4,817,056)	(3,950,779)	(4,693,425)	(671,550)
Class R6(d)	—	—	(8,657)	—	—	—
Total distributions	(6,992,607)	(1,493,687)	(6,825,639)	(6,071,371)	(11,319,609)	(1,792,078)
CAPITAL SHARE TRANSACTIONS	331,901,974	23,192,489	14,327,412	(5,224,917)	66,293,575	(10,072,449)
TOTAL INCREASE (DECREASE) IN NET ASSETS	342,556,854	75,476,011	45,795,106	10,765,631	118,416,529	12,066,515
NET ASSETS
Beginning of year	$237,440,238	$161,964,227	$91,631,114	$80,865,483	$163,472,311	$151,405,796
End of year	$579,997,092	$237,440,238	$137,426,220	$91,631,114	$281,888,840	$163,472,311

(d)  Global Equity Fund Class R6 shares commenced operations on June 23, 2020.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$1,462,011	$1,517,466	$1,767,010	$2,127,446	$3,245,427	$4,735,665
Net realized gain (loss)	997,311	967,759	(386,223)	(818,932)	751,114	1,694,112
Change in unrealized appreciation/(depreciation)	(2,367,572)	2,130,719	3,597,031	(957,110)	(2,217,051)	71,373
Net increase (decrease) in net assets resulting from operations	91,750	4,615,944	4,977,818	351,404	1,779,490	6,501,150
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(542,753)	(491,561)	(1,080,427)	(1,824,231)	(134,481)	(47,643)
Class C	(20,122)	(31,410)	(20,245)	(63,841)	—	—
Class I	(1,303,761)	(1,035,582)	(288,687)	(384,142)	(7,632,234)	(6,244,535)
Class R6	—	—	—	—	—	—
Total distributions	(1,866,636)	(1,558,553)	(1,389,359)	(2,272,214)	(7,766,715)	(6,292,178)
Return of capital
Class A	—	—	(465,338)	—	—	—
Class C	—	—	(8,676)	—	—	—
Class I	—	—	(124,338)	—	—	—
Total return of capital	—	—	(598,352)	—	—	—
CAPITAL SHARE TRANSACTIONS	(17,806,314)	22,633,496	3,226,381	(3,816,942)	135,382,170	(38,697,303)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,581,200)	25,690,887	6,216,488	(5,737,752)	129,394,945	(38,488,331)
NET ASSETS
Beginning of year	$86,754,428	$61,063,541	$38,276,816	$44,014,568	$179,664,696	$218,153,027
End of year	$67,173,228	$86,754,428	$44,493,304	$38,276,816	$309,059,641	$179,664,696

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of eighteen series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth Fund, Growth and Income Fund, Dividend Growth Fund, Select Fund, International Growth Fund , Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund (formerly, Global Growth and Income Fund), Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, (each a "Fund" and collectively the "Funds"). The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C (except Timpani SMID Growth Fund and Short-Term Bond Fund), and Class I shares of each of the Funds. Class R6 shares are offered in Market Neutral Income Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth and Income Fund, International Growth Fund and Global Equity Fund only.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Funds' investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value ("NAV"). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund's NAV is not calculated.

www.calamos.com

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's net asset value ("NAV").

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity and Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds' taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature,

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 – 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2016.

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	SELECT FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL OPPORTUNITIES FUND** ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%
Next $500 million	0.90%	1.05%	0.43%	0.95%
Next $5 billion	0.80%	1.00%	0.41%	0.90%
Over $6 billion	0.70%	0.90%	0.35%	0.80%

*  International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

**  Formerly Global Growth and Income Fund.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	TIMPANI SMALL CAP GROWTH FUND ANNUAL RATE	TIMPANI SMID GROWTH FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.90%	0.95%	0.30%	0.75%	0.60%	1.25%
Next $500 million	0.80%	0.80%	0.85%	0.27%	0.70%	0.55%	1.20%
Over $1 billion	0.75%	0.75%	0.80%	0.25%	0.65%	0.50%	1.15%

The average investment advisory fee as of the period ended October 31, 2021 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.66%
Hedged Equity Fund	0.75
Phineus Long/Short Fund	1.25
Convertible Fund	0.70
Global Convertible Fund	0.85
Timpani Small Cap Growth Fund	0.90
Timpani SMID Growth Fund	0.95

www.calamos.com

Notes to Financial Statements

FUND	PERCENTAGE
Growth Fund	0.89%
Growth and Income Fund	0.68
Dividend Growth Fund	1.00
Select Fund	1.00
International Growth Fund	1.00
Evolving World Growth Fund	1.09
Global Equity Fund	1.00
Global Opportunities Fund (formerly, Global Growth and Income Fund)	1.00
Total Return Bond Fund	0.45
High Income Opportunities Fund	0.60
Short-Term Bond Fund	0.30

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund's investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund's average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index ("Index"), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund's Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund's first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund's average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Timpani Small Cap Growth Fund ("SCG"), Timpani SMID Growth Fund ("SMID") or Short Term Bond Fund ("STBF"). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by SCG, SMID or STBF, respectively, attributable to the Fund's investment in SCG, SMID or STBF, respectively, based on daily net assets. For the period ended October 31, 2021, the total advisory fees waived pursuant to such agreement were $461,836 for the Market Neutral Income Fund and are included in the Statements of Operations under the caption "Expense reductions".

As of October 31, 2021, the Market Neutral Income Fund had holdings of $272.9 million in STBF. During the period from November 1, 2020 through October 31, 2021, the Market Neutral Income Fund made net subscriptions of $125.0 million and earned $6.5 million in dividends.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statements of Operations.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

Fund	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Market Neutral Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Hedged Equity Fund(a)	1.25%	2.00%	1.00%	—
Phineus Long/Short Fund	2.00%	2.75%	1.75%	—
Convertible Fund	1.75%	2.50%	1.50%	—
Global Convertible Fund	1.35%	2.10%	1.10%	—
Timpani Small Cap Growth Fund	1.30%	2.05%	1.05%	1.05% less the annual sub-transfer agency ratio*
Timpani SMID Growth Fund	1.35%	—	1.10%	1.10% less the annual sub-transfer agency ratio*
Growth Fund	1.75%	2.50%	1.50%	—
Growth and Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Dividend Growth Fund	1.35%	2.10%	1.10%	—
Select Fund	1.15%	1.90%	0.90%	—
International Growth Fund	1.10%	1.85%	0.85%	0.85% less the annual sub-transfer agency ratio*
Evolving World Growth Fund	1.30%	2.05%	1.05%	—
Global Equity Fund	1.40%	2.15%	1.15%	1.15% less the annual sub-transfer agency ratio*
Global Opportunities Fund (formerly, Global Growth and Income Fund)(b)	1.22%	1.97%	0.97%	—
Total Return Bond Fund	0.90%	1.65%	0.65%	—
High Income Opportunities Fund	1.00%	1.75%	0.75%	—
Short-Term Bond Fund	0.65%	—	0.40%	—

*  The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund's other share classes.

(a)  Limit effective 3/1/21; for the period 11/01/20-2/28/21, the limit was 1.15%, 1.90% & 0.90% for Class A , C & I Shares, respectively

(b)  Limit effective 4/1/21; for the period 11/01/20-3/31/21, the limit was 1.75%, 2.50% & 1.50% for Class A , C & I Shares, respectively.

www.calamos.com

Notes to Financial Statements

These agreements are binding on Calamos Advisors through March 1, 2023.

For the year ended October 31, 2021, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$461,836
Timpani Small Cap Growth Fund	189,360
Timpani SMID Growth Fund	103,916
Dividend Growth Fund	112,225
Select Fund	204,517
International Growth Fund	1,283,136
Evolving World Growth Fund	1,744,036
Global Equity Fund	224,393
Global Opportunities Fund (formerly, Global Growth and Income Fund)	350,259
Total Return Bond Fund	80,345
High Income Opportunities Fund	140,229
Short-Term Bond Fund	11,056

These amounts are included in the Statements of Operations under the caption "Expense reductions".

As Distributor, Calamos Financial Services LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund's Class C shares. No such fees are paid on each Fund's Class I or Class R6 shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund's Class A shares. During the period ended October 31, 2021, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$101,277
Hedged Equity Fund	21,216
Phineus Long/Short Fund	7,842
Convertible Fund	23,248
Global Convertible Fund	1,189
Timpani Small Cap Growth Fund	29,370
Timpani SMID Growth Fund	54
Growth Fund	44,760
Growth and Income Fund	182,806
Dividend Growth Fund	1,137
Select Fund	836
International Growth Fund	3,069
Evolving World Growth Fund	19,106
Global Equity Fund	2,501
Global Opportunities Fund (formerly, Global Growth and Income Fund)	14,863
Total Return Bond Fund	230
High Income Opportunities Fund	225
Short-Term Bond Fund	73

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of October 31, 2021, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Timpani SMID Growth Fund	70%
Select Fund	33
Global Equity Fund	26
High Income Opportunities Fund	30

As of October 31, 2021, the Market Neutral Income Fund, Phineus Long/Short Fund, and Growth Fund held 88.3%, 0.0%, and 0.0% of the outstanding shares respectively of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At October 31, 2021, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Convertible Fund	$180,652
Growth Fund	875,631
Growth and Income Fund	378,098
Select Fund	93,873
International Growth Fund	59,087
Evolving World Growth Fund	17,411
Global Equity Fund	30,307
Global Opportunities Fund (formerly, Global Growth and Income Fund)	142,195
Total Return Bond Fund	34,103
High Income Opportunities Fund	103,448

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at October 31, 2021.

www.calamos.com

Notes to Financial Statements

Interfund Lending Program

The SEC has granted an exemptive order to the Funds permitting the Funds to participate in an interfund lending facility whereby participating Funds may directly lend to and borrow money from each other (an "Interfund Loan") for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities "fails," resulting in an unanticipated cash shortfall) (the "InterFund Program"). The InterFund Program is subject to a number of conditions, which are discussed in detail in the Funds' statement of additional information. Any loan made through the InterFund Program is expected to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The duration of an InterFund Loan will be limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, each InterFund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund. No Interfund Loans were made during the period.

Joint Credit Agreement

On April 30, 2021, the Trust, on behalf of the Funds, entered into a $50,000,000 Demand Discretionary Credit Agreement with State Street Bank and Trust Company (the "Credit Agreement"). Each Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and other fees and expenses, which may increase a Fund's net expenses and reduce a Fund's return. In addition, borrowing by a Fund may create leverage by increasing a Fund's investment exposure. This will result in changes in a Fund's net asset value, either positive or negative, being greater than it would have been if the Fund had not borrowed. Administration, legal, and arrangement fees, if applicable, under the Credit Agreement are allocated among Funds based upon factors deemed relevant by the Adviser and the Board of each Fund, while fees on any amounts drawn by a Fund under the Credit Agreement are borne by that Fund. At October 31, 2021, there were no borrowings under the Credit Agreement. Please see the supplement to the Prospectus and Statement of Additional Information dated May 3, 2021 for more information about the Credit Agreement.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2021 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Market Neutral Income Fund	$—	$14,955,426,973	$—	$10,638,114,407
Hedged Equity Fund	—	208,148,576	—	181,747,998
Phineus Long/Short Fund	—	2,486,480,229	—	2,546,025,482
Convertible Fund	—	730,405,843	—	591,051,885
Global Convertible Fund	2,356,399	121,114,536	2,727,925	84,871,595
Timpani Small Cap Growth Fund	—	706,448,033	—	486,753,755
Timpani SMID Growth Fund	—	43,996,995	—	43,155,535
Growth Fund	—	755,808,557	—	1,000,821,601
Growth and Income Fund	—	450,127,628	—	495,787,548
Dividend Growth Fund	—	3,136,733	—	4,230,827
Select Fund	—	11,756,480	—	22,681,869
International Growth Fund	—	279,864,546	—	271,678,672
Evolving World Growth Fund	—	1,052,632,904	—	754,715,551
Global Equity Fund	—	94,518,822	—	88,208,507
Global Opportunities Fund (formerly, Global Growth and Income Fund)	—	231,829,468	—	186,210,217
Total Return Bond Fund	9,416,680	28,106,940	17,087,518	32,729,476
High Income Opportunities Fund	—	22,025,746	—	20,006,796
Short-Term Bond Fund	9,968,125	179,824,618	4,091,883	78,426,614

The following information is presented on a federal income tax basis as of October 31, 2021. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at October 31, 2021 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$9,565,958,119	$3,699,336,878	$(1,686,558,602)	$2,012,778,276
Hedged Equity Fund	378,975,011	188,913,056	(10,453,765)	178,459,291
Phineus Long/Short Fund	308,062,008	80,566,276	(29,775,144)	50,791,132
Convertible Fund	1,450,401,278	340,557,604	(25,622,799)	314,934,805
Global Convertible Fund	277,863,312	35,630,136	(8,724,273)	26,905,863
Timpani Small Cap Growth Fund	311,358,777	134,035,857	(1,676,378)	132,359,479
Timpani SMID Growth Fund	16,983,732	9,459,002	(19,429)	9,439,573
Growth Fund	1,023,495,039	815,147,901	(1,142,174)	814,005,727
Growth and Income Fund	1,601,625,904	1,298,307,404	(10,747,034)	1,287,560,370
Dividend Growth Fund	9,126,319	8,442,391	(62,378)	8,380,013
Select Fund	34,178,610	19,507,735	(189,131)	19,318,604
International Growth Fund	220,494,190	96,785,501	(2,906,892)	93,878,609
Evolving World Growth Fund	502,921,917	108,128,870	(16,381,545)	91,747,325
Global Equity Fund	83,088,202	55,389,878	(124,320)	55,265,558
Global Opportunities Fund (formerly, Global Growth and Income Fund)	211,196,535	80,888,728	(1,879,541)	79,009,187
Total Return Bond Fund	70,119,167	2,429,497	(766,560)	1,662,937
High Income Opportunities Fund	44,126,574	1,733,089	(797,286)	935,803
Short-Term Bond Fund	300,333,712	1,539,704	(2,955,798)	(1,416,094)

Note 4 – Income Taxes

For the fiscal year ended October 31, 2021, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Market Neutral Income Fund	$(6,755,203)	$468,885,730	$(462,130,527)
Hedged Equity Fund	2,317	(491,804)	489,487
Phineus Long/Short Fund	(1,932,174)	1,724,227	207,947
Convertible Fund	7,996,134	34,984,928	(42,981,062)
Global Convertible Fund	1,397,850	8,202,406	(9,600,256)
Timpani Small Cap Growth Fund	(2,725,762)	2,725,737	25
Timpani SMID Growth Fund	84,768	351,572	(436,340)
Growth Fund	16,440,313	13,050,661	(29,490,974)
Growth and Income Fund	2,321,622	7,301,577	(9,623,199)
Dividend Growth Fund	122,106	7,564	(129,670)
Select Fund	1,112,187	49,710	(1,161,897)
International Growth Fund	4,405,286	(159,346)	(4,245,940)
Evolving World Growth Fund	(1,622,297)	3,266,856	(1,644,559)
Global Equity Fund	1,432,793	420,245	(1,853,038)
Global Opportunities Fund (formerly, Global Growth and Income Fund)	1,217,074	1,258,060	(2,475,134)
Total Return Bond Fund	—	226,541	(226,541)
High Income Opportunities Fund	(598,405)	643,563	(45,158)
Short-Term Bond Fund	(484,523)	1,007,776	(523,253)

www.calamos.com

Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED OCTOBER 31, 2021			YEAR ENDED OCTOBER 31, 2020
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$77,240,076	$—	$—	$105,030,066	$—	$—
Hedged Equity Fund	2,795,177	—	—	3,117,616	—	—
Phineus Long/Short Fund	—	—	—	1,884,486	—	1,000,324
Convertible Fund	23,011,285	68,717,440	—	7,289,456	—	—
Global Convertible Fund	8,075,991	10,208,374	—	2,110,346	685,921	—
Timpani Small Cap Growth Fund	—	6,630,168	25	—	3,965,879	—
Growth Fund	2,572,719	158,449,335	—	—	124,359,852	—
Growth and Income Fund	35,180,486	34,753,991	—	25,311,459	48,414,893	—
Dividend Growth Fund	22,251	1,152,615	—	92,175	1,897,928	—
Select Fund	—	2,047,183	—	313,137	—	—
International Growth Fund	941,757	13,028,011	—	—	—	—
Evolving World Growth Fund	91,008	6,901,599	—	1,493,687	—	—
Global Equity Fund	514,069	6,311,570	—	—	6,071,371	—
Global Opportunities Fund (formerly, Global Growth and Income Fund)	3,527,218	7,792,391	—	309,995	1,482,083	—
Total Return Bond Fund	1,866,636	—	—	1,558,553	—	—
High Income Opportunities Fund	1,389,359	—	598,352	2,272,214	—	—
Short-Term Bond Fund	6,716,397	1,050,318	—	6,279,345	12,833	—

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$8,119,004	$394,105	$—	$52,891,284	$17,365,703
Undistributed capital gains	—	—	—	157,563,612	15,769,050
Total undistributed earnings	8,119,004	394,105	—	210,454,896	33,134,753
Accumulated capital and other losses	(821,300,803)	(84,876,534)	(10,774,705)	—	(1,391)
Net unrealized gains/(losses)	2,007,648,928	178,459,291	50,789,078	314,994,541	26,910,735
Total accumulated earnings/(losses)	1,194,467,129	93,976,862	40,014,373	525,449,437	60,044,097
Other	(88,599)	175,584	(21,730)	(106,266)	(14,628)
Paid-in-capital	15,252,521,263	462,018,698	518,923,661	1,130,087,445	223,972,197
Net assets applicable to common shareholders	$16,446,899,793	$556,171,144	$558,916,304	$1,655,430,616	$284,001,666

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$—	$334,298	$56,615,150	$41,046,269	$38,284
Undistributed capital gains	—	2,149,114	131,148,901	104,832,731	1,401,093
Total undistributed earnings	—	2,483,412	187,764,051	145,879,000	1,439,377
Accumulated capital and other losses	(1,102,500)	—	(7,397,832)	(2,620,193)	—
Net unrealized gains/(losses)	132,359,479	9,439,575	814,004,915	1,287,612,268	8,380,013
Total accumulated earnings/(losses)	131,256,979	11,922,987	994,371,134	1,430,871,075	9,819,390
Other	—	—	(92,752)	(305,313)	—
Paid-in-capital	323,450,788	14,530,356	863,826,362	1,417,479,388	7,710,511
Net assets applicable to common shareholders	$454,707,767	$26,453,343	$1,858,104,744	$2,848,045,150	$17,529,901
	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
Undistributed ordinary income	$1,439,954	$13,108,182	$3,175,489	$1,770,057	$5,451,950
Undistributed capital gains	2,430,611	29,479,859	—	11,645,200	9,656,804
Total undistributed earnings	3,870,565	42,588,041	3,175,489	13,415,257	15,108,754
Accumulated capital and other losses	(10,013)	(615,859)	(15,322,311)	(199,219)	(268,383)
Net unrealized gains/(losses)	19,318,604	93,320,951	89,413,001	55,078,860	78,921,585
Total accumulated earnings/(losses)	23,179,156	135,293,133	77,266,179	68,294,898	93,761,956
Other	(96,821)	(62,911)	(173,633)	(78,334)	(76,046)
Paid-in-capital	30,600,498	166,870,507	502,904,546	69,209,656	188,202,930
Net assets applicable to common shareholders	$53,682,833	$302,100,729	$579,997,092	$137,426,220	$281,888,840

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$50,446	$—	$—
Undistributed capital gains	721,123	—	—
Total undistributed earnings	771,569	—	—
Accumulated capital and other losses	—	(10,829,158)	(234,795)
Net unrealized gains/(losses)	1,662,943	939,003	(1,416,094)
Total accumulated earnings/(losses)	2,434,512	(9,890,155)	(1,650,889)
Other	(137,794)	(107,603)	359,748
Paid-in-capital	64,876,510	54,491,062	310,350,782
Net assets applicable to common shareholders	$67,173,228	$44,493,304	$309,059,641

www.calamos.com

Notes to Financial Statements

The following Funds had capital loss carryforwards for the year ended October 31, 2021, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Market Neutral Income Fund	$777,436,131	$—
Hedged Equity Fund	37,602,846	47,055,997
Phineus Long/Short Fund	5,228,659	—
Timpani Small Cap Growth Fund	1,102,500	—
Evolving World Growth Fund	14,302,497	—
High Income Opportunities Fund	1,128,959	9,700,199
Short-Term Bond Fund	160,485	74,310

The capital loss carryforwards utilized in the year ended October 31, 2021 in Phineus Long/Short Fund and Timpani SMID Growth Fund are $30,975,869 and $786,171, respectively.

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

master netting agreement, the counterparty delivers such amount to the Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund's net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of October 31, 2021, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

As of October 31, 2021, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$949,316	$63,746
Purchased options(2)	73,524,911	—
Total Return Swaps(4)	5,003	620,687
Written options(3)	—	600,536,780
	$74,479,230	$601,221,213

www.calamos.com

Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	HEDGED EQUITY FUND
Gross amounts at fair value:
Purchased options(2)	$3,796,950	$—
Written options(3)	—	21,445,250
	$3,796,950	$21,445,250
	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased options(2)	$7,648,887	$—
Written options(3)	—	9,150,505
	$7,648,887	$9,150,505
	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$59,736	$—
Purchased options(2)	1,351,250	—
	$1,410,986	$—
	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased options(2)	$798,177	$—
	$798,177	$—
	GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$170,625	$—
Written options(3)	—	56,700
	$170,625	$56,700
	GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$51,896	$—
Purchased options(2)	17,732,375	—
Written options(3)	—	536,975
	$17,784,271	$536,975
	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$4,526	$—
	$4,526	$—
	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$15,172,585	$—
	$15,172,585	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	GLOBAL EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1,350	$—
	$1,350	$—
	GLOBAL OPPORTUNITIES FUND (formerly, Global Growth and Income Fund)
Gross amounts at fair value:
Purchased options(2)	$7,541,363	$—
	$7,541,363	$—
	TOTAL RETURN BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$18,928
	$—	$18,928
	HIGH INCOME OPPORTUNITIES FUND
Gross amounts at fair value:
Written options(3)	$—	$1,103
	$—	$1,103
	SHORT-TERM BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$94,639
	$—	$94,639

The following tables present the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2021:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$72,081	$—	$—	$72,081	$—
State Street Bank and Trust	ISDA	877,235	63,746	—	813,489	—
JPMorgan Chase Bank N.A.	ISDA	—	620,687	—	—	620,687
Morgan Stanley & Co.	ISDA	5,003	—	—	5,003	—
		$954,319	$684,433	$—	$890,573	$620,687
CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$59,736	$—	$—	$59,736	$—
		$59,736	$—	$—	$59,736	$—

www.calamos.com

Notes to Financial Statements

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$25,684	$—	$—	$25,684	$—
State Street Bank and Trust	ISDA	26,212	—	—	26,212	—
		$51,896	$—	$—	$51,896	$—
INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
State Street Bank and Trust	ISDA	$4,526	$—	$—	$4,526	$—
		$4,526	$—	$—	$4,526	$—
GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
State Street Bank and Trust	ISDA	$1,350	$—	$—	$1,350	$—
		$1,350	$—	$—	$1,350	$—

For the year ended October 31, 2021, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	PURCHASED OPTIONS(2)	FUTURES CONTRACTS(5)	WRITTEN OPTIONS(3)	SWAPS(4)
Market Neutral Income Fund	660,223,441	126,871	—	113,805	670,282,884
Hedged Equity Fund	—	9,560	—	6,920	—
Phineus Long/Short Fund	—	712,771	—	791,338	—
Convertible Fund	—	18,930	—	22,395	—
Global Convertible Fund	616,757	730	—	—	—
Growth Fund	—	7,590	—	5,180	—
Growth and Income Fund	82,826,994	291,637	—	7,229	—
International Growth Fund	83,775,911	16,513	—	—	—
Evolving World Growth Fund	246	423,786	—	17,785	—
Global Equity Fund	17,522,923	3,678	—	—	—
Global Opportunities Fund (formerly, Global Growth and Income Fund)	—	19,902	—	1,160	—
Total Return Bond Fund	—	—	40	—	—
High Income Opportunities Fund	—	—	—	9	—
Short-Term Bond Fund	—	—	200	—	—

*  Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional).

(1)  Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)  Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)  Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)  Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

(5)  Generally, the Statement of Assets and Liabilities location for Futures contracts is Investments in securities, at value.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds' securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds' security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of October 31, 2021.

	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED	AMOUNT OF NON-CASH	TOTAL	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS BANKS BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/(FROM)
FUND	CASH	COLLATERAL	COLLATERAL	EQUITY	FIXED INCOME	TOTAL	COUNTERPARTY
Market Neutral Income Fund	$137,039,053	$43,001,817	$180,040,870	$34,445,423	$141,916,251	$176,361,674	$3,679,196
Hedged Equity Fund	—	140,286	140,286	137,304	—	137,304	2,982
Phineus Long/Short Fund	16,657,550	2,320,920	18,978,470	18,438,008	—	18,438,008	540,462
Convertible Fund	188,492,780	31,558,541	220,051,321	25,126,780	190,321,224	215,448,004	4,603,317
Global Convertible Fund	28,485,735	708,412	29,194,147	3,223,443	23,650,590	26,874,023	2,320,114
Growth Fund	23,479,460	9,669,971	33,149,431	32,462,588	—	32,462,588	686,843
Growth and Income Fund	127,829,927	32,705,536	160,535,463	41,805,422	115,388,010	157,193,432	3,342,031
Dividend Growth Fund	57,360	66,544	123,904	121,389	—	121,389	2,515
International Growth Fund	15,927,726	12,438,915	28,366,641	27,413,897	—	27,413,897	952,744
Evolving World Growth Fund	15,402,702	14,417,470	29,820,172	17,203,186	—	17,203,186	12,616,986
Global Equity Fund	2,471,810	4,505,684	6,977,494	6,799,086	—	6,799,086	178,408
Global Opportunities Fund (formerly, Global Growth and Income Fund)	15,303,187	5,495,193	20,798,380	14,175,804	6,135,770	20,311,574	486,806
Total Return Bond Fund	5,136,960	201,748	5,338,708	—	5,228,840	5,228,840	109,868
High Income Opportunities Fund	2,146,875	682,622	2,829,497	9,306	2,761,752	2,771,058	58,439
Short-Term Bond Fund	18,541,423	2,592,191	21,133,614	—	20,698,566	20,698,566	435,048

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds' investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

www.calamos.com

Notes to Financial Statements

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Funds' own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

The following is a summary of the inputs used in valuing the Funds' holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$5,999,498,239	$—	$5,999,498,239
Convertible Preferred Stocks	369,703,803	47,978,880	—	417,682,683
Common Stocks U.S.	9,210,579,093	68,449,111	—	9,279,028,204
Common Stocks Foreign	11,409,653	—	—	11,409,653
Exchange-traded Fund	316,662,519	—	—	316,662,519
Investment In Affiliated Fund	272,909,690	—	—	272,909,690
Warrants	552,835	3,670	—	556,505
Purchased Options	58,781,790	14,743,121	—	73,524,911
Investment Of Cash Collateral For Securities Loaned	74,966,114	62,072,939	—	137,039,053
Forward Foreign Currency Contracts	—	949,316	—	949,316
Total Return Swaps	—	5,003	—	5,003
Total	$10,315,565,497	$6,193,700,279	$—	$16,509,265,776
Liabilities:
Common Stocks Sold Short U.S.	$4,125,112,173	$—	$—	$4,125,112,173
Common Stocks Sold Short Foreign	203,310,425	—	—	203,310,425
Written Options	600,536,780	—	—	600,536,780
Forward Foreign Currency Contracts	—	63,746	—	63,746
Total Return Swaps	—	620,687	—	620,687
Total	$4,928,959,378	$684,433	$—	$4,929,643,811
	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bond	$—	$11,054,169	$—	$11,054,169
Common Stocks U.S.	545,470,389	—	—	545,470,389
Exchange-Traded Fund	12,542,118	—	—	12,542,118
Purchased Options	3,796,950	—	—	3,796,950
Total	$561,809,457	$11,054,169	$—	$572,863,626
Liabilities:
Written Options	$21,445,250	$—	$—	$21,445,250
Total	$21,445,250	$—	$—	$21,445,250
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$476,850,038	$—	$—	$476,850,038
Common Stocks Foreign	—	70,697,267	—	70,697,267
Purchased Options	7,648,887	—	—	7,648,887
Investment of Cash Collateral For Securities Loaned	—	16,657,550	—	16,657,550
Total	$484,498,925	$87,354,817	$—	$571,853,742
Liabilities:
Common Stocks Sold Short U.S.	$17,601,626	$—	$—	$17,601,626
Exchange-Traded Funds Sold Short	186,248,471	—	—	186,248,471
Written Options	9,150,505	—	—	9,150,505
Total	$213,000,602	$—	$—	$213,000,602
	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,375,296,094	$—	$1,375,296,094
Convertible Preferred Stocks	190,555,655	9,700,040	—	200,255,695
Purchased Options	1,351,250	—	—	1,351,250
Investment of Cash Collateral For Securities Loaned	100,822,833	87,669,947	—	188,492,780
Forward Foreign Currency Contracts	—	59,736	—	59,736
Total	$292,729,738	$1,472,725,817	$—	$1,765,455,555
	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$248,989,891	$—	$248,989,891
Convertible Preferred Stocks	23,285,566	886,112	—	24,171,678
U.S. Government and Agency Security	—	2,323,694	—	2,323,694
Purchased Options	798,177	—	—	798,177
Investment of Cash Collateral For Securities Loaned	—	28,485,735	—	28,485,735
Total	$24,083,743	$280,685,432	$—	$304,769,175
	TIMPANI SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$443,718,256	$—	$—	$443,718,256
Total	$443,718,256	$—	$—	$443,718,256
	TIMPANI SMID GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$26,423,305	$—	$—	$26,423,305
Total	$26,423,305	$—	$—	$26,423,305

www.calamos.com

Notes to Financial Statements

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,813,907,381	$—	$—	$1,813,907,381
Purchased Option	170,625	—	—	170,625
Investment of Cash Collateral For Securities Loaned	—	23,479,460	—	23,479,460
Total	$1,814,078,006	$23,479,460	$—	$1,837,557,466
Liabilities:
Written Option	$56,700	$—	$—	$56,700
Total	$56,700	$—	$—	$56,700
	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$568,572,715	$—	$568,572,715
Convertible Preferred Stocks	213,290,673	20,779,675	—	234,070,348
Common Stocks U.S.	1,941,517,884	—	—	1,941,517,884
Purchased Options	17,732,375	—	—	17,732,375
Investment of Cash Collateral For Securities Loaned	66,600,465	61,229,462	—	127,829,927
Forward Foreign Currency Contracts	—	51,896	—	51,896
Total	$2,239,141,397	$650,633,748	$—	$2,889,775,145
Liabilities:
Written Options	$536,975	$—	$—	$536,975
Total	$536,975	$—	$—	$536,975
	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Preferred Stock	$85,439	$—	$—	$85,439
Common Stocks U.S.	17,309,269	—	—	17,309,269
Exchange-Traded Fund	54,264	—	—	54,264
Investment of Cash Collateral For Securities Loaned	—	57,360	—	57,360
Total	$17,448,972	$57,360	$—	$17,506,332
	SELECT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$53,497,214	$—	$—	$53,497,214
Total	$53,497,214	$—	$—	$53,497,214

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$17,205,967	$209,024,419	$—	$226,230,386
Common Stocks U.S.	72,214,685	—	—	72,214,685
Right	2	—	—	2
Investment of Cash Collateral For Securities Loaned	—	15,927,726	—	15,927,726
Forward Foreign Currency Contracts	—	4,526	—	4,526
Total	$89,420,654	$224,956,671	$—	$314,377,325
	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$82,566,497	$—	$82,566,497
Common Stocks Foreign	53,042,656	342,067,542	—	395,110,198
Common Stocks U.S.	77,345,415	9,071,845	—	86,417,260
Purchased Options	15,172,585	—	—	15,172,585
Investment of Cash Collateral For Securities Loaned	—	15,402,702	—	15,402,702
Total	$145,560,656	$449,108,586	$—	$594,669,242
	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$94,713,163	$—	$—	$94,713,163
Common Stocks Foreign	1,083,791	40,084,996	—	41,168,787
Investment of Cash Collateral For Securities Loaned	—	2,471,810	—	2,471,810
Forward Foreign Currency Contracts	—	1,350	—	1,350
Total	$95,796,954	$42,558,156	$—	$138,355,110
	GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$73,298,408	$—	$73,298,408
Convertible Preferred Stocks	17,502,809	—	—	17,502,809
Common Stocks U.S.	115,369,933	—	—	115,369,933
Common Stocks Foreign	2,800,857	58,389,165	—	61,190,022
Purchased Options	7,541,363	—	—	7,541,363
Investment of Cash Collateral For Securities Loaned	—	15,303,187	—	15,303,187
Total	$143,214,962	$146,990,760	$—	$290,205,722

www.calamos.com

Notes to Financial Statements

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$33,857,108	$—	$33,857,108
Convertible Bond	—	121,630	—	121,630
Bank Loans	—	6,640,889	—	6,640,889
Asset Backed Securities	—	3,292,258	—	3,292,258
Sovereign Bond	—	397,156	—	397,156
U.S. Government and Agency Securities	—	20,004,470	—	20,004,470
Residential Mortgage Backed Securities	—	2,331,633	—	2,331,633
Investment of Cash Collateral For Securities Loaned	—	5,136,960	—	5,136,960
Total	$—	$71,782,104	$—	$71,782,104
Liabilities:
Futures Contracts	$18,928	$—	$—	$18,928
Total	$18,928	$—	$—	$18,928
	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$36,019,526	$—	$36,019,526
Convertible Bonds	—	324,456	—	324,456
Bank Loans	—	4,908,422	—	4,908,422
Common Stocks U.S.	526,751	186,998	—	713,749
Preferred Stocks	351,981	73,750	—	425,731
Warrants	43,705	28,765	—	72,470
Exchange-Traded Funds	440,301	—	—	440,301
Convertible Preferred Stocks	—	11,950	—	11,950
Investment of Cash Collateral For Securities Loaned	—	2,146,875	—	2,146,875
Total	$1,362,738	$43,700,742	$—	$45,063,480
Liabilities:
Written Options	$1,103	$—	$—	$1,103
Total	$1,103	$—	$—	$1,103
	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$183,582,228	$—	$183,582,228
U.S. Government and Agency Securities	—	14,074,297	—	14,074,297
Sovereign Bonds	—	3,220,697	—	3,220,697
Bank Loans	—	23,769,628	—	23,769,628
Asset Backed Securities	—	36,744,319	—	36,744,319
Municipal Obligations	—	14,505,307	—	14,505,307
Residential Mortgage Backed Securities	—	4,479,720	—	4,479,720
Investment of Cash Collateral For Securities Loaned	—	18,541,423	—	18,541,423
Total	$—	$298,917,619	$—	$298,917,619
Liabilities:
Futures Contracts	$94,639	$—	$—	$94,639
Total	$94,639	$—	$—	$94,639

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2021:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	48,554,245	$695,201,026	1,441,169	$19,988,009	738,586	$11,322,683
Shares issued as reinvestment of distributions	240,648	3,435,092	7,350	98,789	—	—
Less shares redeemed	(16,883,138)	(241,454,139)	(386,124)	(5,358,012)	(1,022,190)	(14,988,782)
Net increase (decrease)	31,911,755	$457,181,979	1,062,395	$14,728,786	(283,604)	$(3,666,099)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,167,959	$118,538,445	248,475	$3,425,300	247,561	$3,685,673
Shares issued as reinvestment of distributions	1,913	27,893	694	8,969	—	—
Less shares redeemed	(4,435,798)	(64,308,323)	(46,912)	(629,814)	(311,890)	(4,390,989)
Net increase (decrease)	3,734,074	$54,258,015	202,257	$2,804,455	(64,329)	$(705,316)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	481,262,999	$6,805,725,825	16,334,120	$226,238,382	7,525,798	$115,301,010
Shares issued as reinvestment of distributions	4,305,160	60,691,588	189,464	2,552,174	—	—
Less shares redeemed	(139,548,062)	(1,969,026,109)	(9,181,017)	(126,222,914)	(7,607,705)	(110,894,458)
Net increase (decrease)	346,020,097	$4,897,391,304	7,342,567	$102,567,642	(81,907)	$4,406,552
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	623,329	$8,856,506	—	$—	—	$—
Shares issued as reinvestment of distributions	759	10,807	—	—	—	—
Less shares redeemed	(12,977)	(184,358)	—	—	—	—
Net increase (decrease)	611,111	$8,682,955	—	$—	—	$—

www.calamos.com

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,777,331	$72,665,732	536,727	$7,878,385	563,461	$22,054,242
Shares issued as reinvestment of distributions	833,011	21,241,780	67,185	965,671	12,429	448,444
Less shares redeemed	(2,745,563)	(71,528,455)	(234,040)	(3,462,058)	(61,406)	(2,379,887)
Net increase (decrease)	864,779	$22,379,057	369,872	$5,381,998	514,484	$20,122,799
Class C(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	527,193	$13,584,758	62,029	$897,028	73,715	$3,025,301
Shares issued as reinvestment of distributions	152,610	3,841,200	27,576	388,548	—	—
Less shares redeemed	(521,154)	(13,386,606)	(77,213)	(1,114,914)	(958)	(39,448)
Net increase (decrease)	158,649	$4,039,352	12,392	$170,662	72,757	$2,985,853
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,798,724	$453,359,024	5,750,086	$84,668,776	6,552,471	$264,307,210
Shares issued as reinvestment of distributions	2,833,100	63,015,810	1,166,932	16,794,465	164,479	6,107,102
Less shares redeemed	(12,465,538)	(283,034,867)	(3,650,432)	(53,599,030)	(2,010,241)	(79,646,237)
Net increase (decrease)	10,166,286	$233,339,967	3,266,586	$47,864,211	4,706,709	$190,768,075
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	754,011	$30,387,908
Shares issued as reinvestment of distributions	—	—	—	—	1,961	72,878
Less shares redeemed	—	—	—	—	(142,205)	(5,802,118)
Net increase (decrease)	—	$—	—	$—	613,767	$24,658,668

(a)  Timpani Small Cap Growth Fund Class C shares commenced operations on June 25, 2021.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,953	$265,494	1,001,231	$38,718,724	2,865,182	$123,267,802
Shares issued as reinvestment of distributions	—	—	3,210,883	119,220,099	814,587	33,063,790
Less shares redeemed	(21,775)	(357,204)	(4,191,712)	(168,341,439)	(3,995,738)	(173,246,676)
Net increase (decrease)	(5,822)	$(91,710)	20,402	$(10,402,616)	(315,969)	$(16,915,084)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	78,424	$1,489,432	582,347	$25,856,512
Shares issued as reinvestment of distributions	—	—	441,180	7,623,586	57,908	2,351,622
Less shares redeemed	—	—	(1,267,411)	(23,098,760)	(1,383,950)	(58,921,715)
Net increase (decrease)	—	$—	(747,807)	$(13,985,742)	(743,695)	$(30,713,581)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	225,185	$3,475,331	349,978	$20,093,648	5,756,072	$240,119,420
Shares issued as reinvestment of distributions	—	—	442,786	23,932,552	767,992	29,983,198
Less shares redeemed	(176,853)	(2,792,757)	(793,486)	(45,241,911)	(3,795,835)	(157,630,478)
Net increase (decrease)	48,332	$682,574	(722)	$(1,215,711)	2,728,229	$112,472,140
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	26,286	$447,755	—	$—	148,440	$6,063,308
Shares issued as reinvestment of distributions	—	—	—	—	3,120	122,602
Less shares redeemed	—	—	—	—	(22,364)	(925,938)
Net increase (decrease)	26,286	$447,755	—	$—	129,196	$5,259,972

www.calamos.com

Notes to Financial Statements

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	45,063	$688,741	40,948	$724,394	551,383	$15,070,245
Shares issued as reinvestment of distributions	22,697	310,042	32,177	525,780	131,078	3,332,005
Less shares redeemed	(38,761)	(576,175)	(88,898)	(1,565,831)	(560,965)	(15,238,749)
Net increase (decrease)	28,999	$422,608	(15,773)	$(315,657)	121,496	$3,163,501
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	73,532	$1,025,067	2,605	$38,845	43,908	$1,049,903
Shares issued as reinvestment of distributions	4,697	62,147	4,327	60,882	19,862	439,547
Less shares redeemed	(9,986)	(146,192)	(37,732)	(572,425)	(219,726)	(5,212,131)
Net increase (decrease)	68,243	$941,022	(30,800)	$(472,698)	(155,956)	$(3,722,681)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	143,318	$2,098,829	257,995	$4,700,807	1,905,212	$54,803,138
Shares issued as reinvestment of distributions	58,493	798,425	84,555	1,423,899	367,227	9,669,096
Less shares redeemed	(285,863)	(4,303,365)	(866,973)	(14,918,583)	(1,616,979)	(45,382,962)
Net increase (decrease)	(84,052)	$(1,406,111)	(524,423)	$(8,793,877)	655,460	$19,089,272
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	31,518	$912,308
Shares issued as reinvestment of distributions	—	—	—	—	2,470	65,576
Less shares redeemed	—	—	—	—	(12,639)	(357,425)
Net increase (decrease)	—	$—	—	$—	21,349	$620,459

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,212,209	$51,019,685	446,625	$7,341,057	1,400,654	$16,147,177
Shares issued as reinvestment of distributions	32,116	698,205	92,854	1,425,309	500,215	5,452,069
Less shares redeemed	(1,366,960)	(30,741,959)	(324,849)	(5,415,646)	(1,370,975)	(16,118,554)
Net increase (decrease)	877,365	$20,975,931	214,630	$3,350,720	529,894	$5,480,692
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	404,762	$8,912,627	15,763	$223,586	398,710	$4,020,787
Shares issued as reinvestment of distributions	16,204	327,330	28,680	372,273	65,916	618,294
Less shares redeemed	(361,595)	(7,792,422)	(333,206)	(4,632,598)	(573,770)	(5,633,247)
Net increase (decrease)	59,371	$1,447,535	(288,763)	$(4,036,739)	(109,144)	$(994,166)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,551,104	$552,762,439	1,926,087	$32,790,956	7,439,534	$89,201,046
Shares issued as reinvestment of distributions	268,509	5,891,083	299,709	4,792,340	404,201	4,592,491
Less shares redeemed	(10,965,677)	(249,175,014)	(1,307,319)	(22,578,522)	(2,631,882)	(31,986,488)
Net increase (decrease)	12,853,936	$309,478,508	918,477	$15,004,774	5,211,853	$61,807,049
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	541	8,657	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	541	$8,657	—	$—

www.calamos.com

Notes to Financial Statements

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	425,168	$4,581,154	490,424	$4,182,704	130,782	$1,326,520
Shares issued as reinvestment of distributions	44,679	480,419	170,873	1,458,344	13,305	134,013
Less shares redeemed	(605,838)	(6,482,744)	(475,259)	(4,048,553)	(191,018)	(1,918,900)
Net increase (decrease)	(135,991)	$(1,421,171)	186,038	$1,592,495	(46,931)	$(458,367)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,836	$74,127	19,862	$180,547	—	$—
Shares issued as reinvestment of distributions	1,850	19,977	3,158	28,595	—	—
Less shares redeemed	(97,055)	(1,039,926)	(64,999)	(588,385)	—	—
Net increase (decrease)	(88,369)	$(945,822)	(41,979)	$(379,243)	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,130,619	$12,133,263	377,612	$3,217,952	13,795,593	$136,965,873
Shares issued as reinvestment of distributions	120,410	1,296,009	46,775	399,554	110,341	1,109,247
Less shares redeemed	(2,691,929)	(28,868,593)	(187,903)	(1,604,377)	(223,370)	(2,234,583)
Net increase (decrease)	(1,440,900)	$(15,439,321)	236,484	$2,013,129	13,682,564	$135,840,537
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds for the year or period ended October 31, 2020:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,507,307	$318,481,399	1,079,464	$13,115,927	654,466	$7,492,400
Shares issued as reinvestment of distributions	506,101	6,686,850	8,680	104,884	6,418	75,411
Less shares redeemed	(19,910,936)	(266,861,063)	(686,573)	(7,988,001)	(3,607,025)	(40,137,010)
Net increase (decrease)	4,102,472	$58,307,186	401,571	$5,232,810	(2,946,141)	$(32,569,199)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,786,497	$65,961,046	177,834	$2,116,965	166,506	$1,836,087
Shares issued as reinvestment of distributions	62,532	842,122	580	6,941	—	—
Less shares redeemed	(5,870,600)	(80,250,388)	(80,386)	(941,366)	(1,444,655)	(15,565,258)
Net increase (decrease)	(1,021,571)	$(13,447,220)	98,028	$1,182,540	(1,278,149)	$(13,729,171)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	285,069,085	$3,801,544,821	17,102,185	$205,853,593	15,436,848	$175,709,968
Shares issued as reinvestment of distributions	6,128,256	79,890,119	244,588	2,923,243	235,680	2,785,741
Less shares redeemed	(193,875,237)	(2,540,130,224)	(8,451,892)	(100,054,153)	(42,820,758)	(474,724,045)
Net increase (decrease)	97,322,104	$1,341,304,716	8,894,881	$108,722,683	(27,148,230)	$(296,228,336)
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	749	$10,000	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	749	$10,000	—	$—	—	$—

(a)  Market Neutral Income Fund Class R6 shares commenced operations on June 23, 2020.

www.calamos.com

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,779,907	$76,036,819	224,517	$2,763,247	83,127	$2,038,224
Shares issued as reinvestment of distributions	98,509	1,644,047	15,031	169,920	16,119	355,909
Less shares redeemed	(3,330,801)	(61,899,582)	(219,049)	(2,646,454)	(87,385)	(1,961,422)
Net increase (decrease)	547,615	$15,781,284	20,499	$286,713	11,861	$432,711
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	626,775	$12,529,477	123,304	$1,532,137	—	$—
Shares issued as reinvestment of distributions	7,484	119,553	4,969	54,887	—	—
Less shares redeemed	(1,349,127)	(25,502,044)	(76,117)	(895,793)	—	—
Net increase (decrease)	(714,868)	$(12,853,014)	52,156	$691,231	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,198,658	$411,409,196	6,606,715	$80,794,677	1,837,833	$48,095,872
Shares issued as reinvestment of distributions	340,738	5,205,185	227,360	2,570,590	156,926	3,554,389
Less shares redeemed	(13,751,433)	(227,572,021)	(3,451,303)	(40,063,203)	(1,006,368)	(24,167,855)
Net increase (decrease)	9,787,963	$189,042,360	3,382,772	$43,302,064	988,391	$27,482,406
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	3,234	$83,578
Shares issued as reinvestment of distributions	—	—	—	—	2,381	53,959
Less shares redeemed	—	—	—	—	(99)	(2,032)
Net increase (decrease)	—	$—	—	$—	5,516	$135,505

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	22,299	$225,952	1,163,903	$35,916,013	2,586,315	$88,603,488
Shares issued as reinvestment of distributions	—	—	2,949,175	90,952,567	1,087,899	36,218,823
Less shares redeemed	(8,577)	(106,936)	(5,924,330)	(186,796,357)	(5,354,038)	(179,900,007)
Net increase (decrease)	13,722	$119,016	(1,811,252)	$(59,927,777)	(1,679,824)	$(55,077,696)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	151,764	$2,389,732	475,674	$16,379,409
Shares issued as reinvestment of distributions	—	—	439,532	7,094,039	94,428	3,194,398
Less shares redeemed	—	—	(1,382,103)	(23,292,608)	(1,841,945)	(62,865,328)
Net increase (decrease)	—	$—	(790,807)	$(13,808,837)	(1,271,843)	$(43,291,521)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	346,537	$3,166,560	964,653	$41,967,197	5,565,557	$181,141,237
Shares issued as reinvestment of distributions	—	—	418,998	18,167,781	916,902	29,159,931
Less shares redeemed	(20,359)	(238,076)	(1,826,623)	(83,516,882)	(5,832,606)	(183,750,056)
Net increase (decrease)	326,178	$2,928,484	(442,972)	$(23,381,904)	649,853	$26,551,112
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	576	$20,037
Shares issued as reinvestment of distributions	—	—	—	—	2	53
Less shares redeemed	—	—	—	—	(138)	(4,880)
Net increase (decrease)	—	$—	—	$—	440	$15,210

(a)  Growth and Income Fund Class R6 shares commenced operations on June 23, 2020.

www.calamos.com

Notes to Financial Statements

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	68,449	$836,548	45,345	$658,688	347,273	$7,171,991
Shares issued as reinvestment of distributions	33,496	421,335	4,489	66,529	—	—
Less shares redeemed	(102,881)	(1,181,494)	(139,673)	(1,956,315)	(712,645)	(13,899,961)
Net increase (decrease)	(936)	$76,389	(89,839)	$(1,231,098)	(365,372)	$(6,727,970)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,668	$260,448	5,447	$71,597	8,563	$156,843
Shares issued as reinvestment of distributions	6,350	78,044	—	—	—	—
Less shares redeemed	(26,357)	(284,934)	(350,898)	(4,437,929)	(261,146)	(4,563,551)
Net increase (decrease)	3,661	$53,558	(345,451)	$(4,366,332)	(252,583)	$(4,406,708)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	116,118	$1,435,636	617,729	$8,179,806	1,626,949	$33,454,787
Shares issued as reinvestment of distributions	118,358	1,485,056	15,887	241,796	—	—
Less shares redeemed	(517,551)	(5,950,262)	(227,238)	(2,979,493)	(2,301,331)	(46,110,544)
Net increase (decrease)	(283,075)	$(3,029,570)	406,378	$5,442,109	(674,382)	$(12,655,757)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	86,582	$1,732,523
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(444,034)	(9,131,124)
Net increase (decrease)	—	$—	—	$—	(357,452)	$(7,398,601)
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	391,004	$6,762,959	265,416	$3,292,315	1,099,698	$9,490,501
Shares issued as reinvestment of distributions	11,579	172,408	112,095	1,289,097	97,528	873,603
Less shares redeemed	(815,536)	(12,469,085)	(564,070)	(6,729,651)	(2,108,626)	(18,481,508)
Net increase (decrease)	(412,953)	$(5,533,718)	(186,559)	$(2,148,239)	(911,400)	$(8,117,404)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	40,192	$672,788	22,660	$245,184	71,960	$613,871
Shares issued as reinvestment of distributions	—	—	60,883	603,351	18,357	141,351
Less shares redeemed	(342,622)	(5,001,576)	(487,287)	(5,269,441)	(1,040,655)	(8,078,310)
Net increase (decrease)	(302,430)	$(4,328,788)	(403,744)	$(4,420,906)	(950,338)	$(7,323,088)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,363,545	$78,476,333	600,310	$7,767,489	2,337,755	$23,373,263
Shares issued as reinvestment of distributions	86,887	1,302,432	329,656	3,929,499	69,759	649,005
Less shares redeemed	(3,120,110)	(46,723,770)	(847,457)	(10,471,760)	(2,141,926)	(18,654,225)
Net increase (decrease)	1,330,322	$33,054,995	82,509	$1,225,228	265,588	$5,368,043
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	8,199	$119,000	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	8,199	$119,000	—	$—

(a)  Global Equity Fund Class R6 shares commenced operations on June 23, 2020.

www.calamos.com

Notes to Financial Statements

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	687,482	$7,365,277	245,970	$2,032,831	286,957	$2,896,835
Shares issued as reinvestment of distributions	39,601	425,925	217,034	1,717,793	4,621	46,909
Less shares redeemed	(622,896)	(6,676,918)	(834,673)	(6,720,348)	(35,177)	(350,938)
Net increase (decrease)	104,187	$1,114,284	(371,669)	$(2,969,724)	256,401	$2,592,806
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	109,098	$1,175,752	19,346	$158,252	—	$—
Shares issued as reinvestment of distributions	2,691	28,837	7,484	62,826	—	—
Less shares redeemed	(226,107)	(2,418,888)	(124,746)	(1,023,391)	—	—
Net increase (decrease)	(114,318)	$(1,214,299)	(97,916)	$(802,313)	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,238,417	$44,471,732	322,369	$2,486,979	421,347	$4,283,245
Shares issued as reinvestment of distributions	95,353	1,028,248	45,623	360,699	71,315	723,691
Less shares redeemed	(2,125,614)	(22,766,469)	(364,455)	(2,892,583)	(4,574,906)	(46,297,045)
Net increase (decrease)	2,208,156	$22,733,511	3,537	$(44,905)	(4,082,244)	$(41,290,109)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021		2020		2019		2018		2017
Net asset value, beginning of year	$13.77		$13.47		$13.52		$13.41		$13.13
Income from investment operations:
Net investment income (loss)(a)	(0.45)		0.19		0.27		0.30		0.26
Net realized and unrealized gain (loss)	1.37		0.24		0.28		0.19		0.35
Total from investment operations	0.92		0.43		0.55		0.49		0.61
Distributions:
Dividends from net investment income	(0.06)		(0.13)		(0.19)		(0.16)		(0.13)
Dividends from net realized gains	—		—		(0.41)		(0.22)		(0.20)
Total distributions**	(0.06)		(0.13)		(0.60)		(0.38)		(0.33)
Net asset value, end of year	$14.63		$13.77		$13.47		$13.52		$13.41
Ratios and supplemental data:
Total return(b)	6.67%		3.27%		4.32%		3.79%		4.74%
Net assets, end of year (000)	$1,334,984		$817,405		$744,356		$743,925		$682,451
Ratio of net expenses to average net assets	1.14	%(c)	1.20	%(d)	1.24	%(e)	1.25	%(f)	1.28	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	1.14%		1.21%		1.24%		1.25%		1.28%
Ratio of net investment income (loss) to average net assets	(3.15%)		1.43%		2.04%		2.26%		1.96%
	Year Ended October 31,
	2021		2020		2019		2018		2017
Portfolio turnover rate	49%		77%		74%		67%		81%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.03% for the year ended October 31, 2021.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.05% for the year ended October 31, 2020.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.06% for the year ended October 31, 2019.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% for the year ended October 31, 2018.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2017.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021		2020		2019		2018		2017
Net asset value, beginning of year	$13.98		$13.70		$13.73		$13.62		$13.33
Income from investment operations:
Net investment income (loss)(a)	(0.57)		0.10		0.18		0.21		0.16
Net realized and unrealized gain (loss)	1.39		0.24		0.28		0.19		0.36
Total from investment operations	0.82		0.34		0.46		0.40		0.52
Distributions:
Dividends from net investment income	(0.00	)*	(0.06)		(0.08)		(0.07)		(0.03)
Dividends from net realized gains	—		—		(0.41)		(0.22)		(0.20)
Total distributions**	(0.00	)*	(0.06)		(0.49)		(0.29)		(0.23)
Net asset value, end of year	$14.80		$13.98		$13.70		$13.73		$13.62
Ratios and supplemental data:
Total return(b)	5.88%		2.46%		3.56%		3.03%		3.98%
Net assets, end of year (000)	$322,432		$252,490		$261,352		$303,417		$282,115
Ratio of net expenses to average net assets	1.89	%(c)	1.95	%(d)	1.98	%(e)	2.00	%(f)	2.03	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	1.89%		1.96%		1.99%		2.00%		2.03%
Ratio of net investment income (loss) to average net assets	(3.92%)		0.70%		1.31%		1.51%		1.22%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.78% for the year ended October 31, 2021.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2020.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2019.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.81% for the year ended October 31, 2018.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.83% for the year ended October 31, 2017.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021		2020		2019		2018		2017
Net asset value, beginning of year	$13.60		$13.30		$13.36		$13.26		$12.98
Income from investment operations:
Net investment income (loss)(a)	(0.41)		0.22		0.30		0.33		0.29
Net realized and unrealized gain (loss)	1.35		0.24		0.28		0.19		0.36
Total from investment operations	0.94		0.46		0.58		0.52		0.65
Distributions:
Dividends from net investment income	(0.09)		(0.16)		(0.23)		(0.20)		(0.17)
Dividends from net realized gains	—		—		(0.41)		(0.22)		(0.20)
Total distributions**	(0.09)		(0.16)		(0.64)		(0.42)		(0.37)
Net asset value, end of year	$14.45		$13.60		$13.30		$13.36		$13.26
Ratios and supplemental data:
Total return(b)	6.92%		3.51%		4.62%		4.02%		5.07%
Net assets, end of year (000)	$14,780,637		$9,207,961		$7,709,445		$5,658,499		$3,734,035
Ratio of net expenses to average net assets	0.89	%(c)	0.95	%(d)	0.99	%(e)	0.99	%(f)	1.02	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	0.89%		0.96%		0.99%		0.99%		1.02%
Ratio of net investment income (loss) to average net assets	(2.90%)		1.66%		2.28%		2.49%		2.22%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.78% for the year ended October 31, 2021.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.80% for the year ended October 31, 2020.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2019.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% for the year ended October 31, 2017.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	Year Ended October 31, 2021		June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$13.61		$13.35
Income from investment operations:
Net investment income (loss)(a)	(0.38)		0.05
Net realized and unrealized gain (loss)	1.33		0.21
Total from investment operations	0.95		0.26
Distributions:
Dividends from net investment income	(0.10)		—
Dividends from net realized gains	—		—
Total distributions**	(0.10)		—
Net asset value, end of period	$14.46		$13.61
Ratios and supplemental data:
Total return(b)	6.99%		1.95%
Net assets, end of year (000)	$8,846		$10
Ratio of net expenses to average net assets	0.82	%(c)	0.77	%(d)(e)
Ratio of gross expenses to average net assets prior to expense reductions	0.83%		0.77	%(d)
Ratio of net investment income (loss) to average net assets	(2.64%)		1.06	%(d)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.70% for the year ended October 31, 2021.

(d)  Annualized.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.66% for the year ended October 31, 2020.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.35	$11.88	$11.44	$10.85	$10.03
Income from investment operations:
Net investment income (loss)(a)	0.06	0.10	0.10	0.08	0.12
Net realized and unrealized gain (loss)	2.32	0.47	0.64	0.57	0.76
Total from investment operations	2.38	0.57	0.74	0.65	0.88
Distributions:
Dividends from net investment income	(0.07)	(0.10)	(0.05)	(0.06)	(0.06)
Dividends from net realized gains	—	—	(0.25)	—	—
Total distributions**	(0.07)	(0.10)	(0.30)	(0.06)	(0.06)
Net asset value, end of year	$14.66	$12.35	$11.88	$11.44	$10.85
Ratios and supplemental data:
Total return(b)	19.20%	4.92%	6.65%	6.08%	8.77%
Net assets, end of year (000)	$34,309	$15,782	$10,412	$5,151	$1,007
Ratio of net expenses to average net assets	1.17%	1.15%	1.21%	1.25%	1.25%
Ratio of gross expenses to average net assets prior to expense reductions	1.17%	1.20%	1.21%	1.47%	2.14%
Ratio of net investment income (loss) to average net assets	0.44%	0.84%	0.86%	0.65%	1.12%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	39%	57%	82%	141%	49%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.18	$11.72	$11.35	$10.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)	0.01	0.01	(0.01)	0.02
Net realized and unrealized gain (loss)	2.28	0.48	0.63	0.58	0.79
Total from investment operations	2.24	0.49	0.64	0.57	0.81
Distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.00)*	(0.03)
Dividends from net realized gains	—	—	(0.25)	—	—
Total distributions**	(0.03)	(0.03)	(0.27)	(0.00)*	(0.03)
Net asset value, end of year	$14.39	$12.18	$11.72	$11.35	$10.78
Ratios and supplemental data:
Total return(b)	18.43%	4.19%	5.88%	5.31%	8.09%
Net assets, end of year (000)	$6,960	$3,429	$2,151	$616	$173
Ratio of net expenses to average net assets	1.92%	1.90%	1.96%	2.00%	2.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.92%	1.95%	1.96%	2.30%	3.03%
Ratio of net investment income (loss) to average net assets	(0.30%)	0.08%	0.11%	(0.07%)	0.24%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.34	$11.87	$11.45	$10.84	$10.04
Income from investment operations:
Net investment income (loss)(a)	0.10	0.13	0.13	0.10	0.13
Net realized and unrealized gain (loss)	2.31	0.47	0.64	0.59	0.78
Total from investment operations	2.41	0.60	0.77	0.69	0.91
Distributions:
Dividends from net investment income	(0.09)	(0.13)	(0.10)	(0.08)	(0.11)
Dividends from net realized gains	—	—	(0.25)	—	—
Total distributions**	(0.09)	(0.13)	(0.35)	(0.08)	(0.11)
Net asset value, end of year	$14.66	$12.34	$11.87	$11.45	$10.84
Ratios and supplemental data:
Total return(b)	19.60%	5.09%	7.01%	6.38%	9.12%
Net assets, end of year (000)	$514,903	$342,851	$224,234	$91,589	$11,883
Ratio of net expenses to average net assets	0.92%	0.90%	0.96%	1.00%	1.00%
Ratio of gross expenses to average net assets prior to expense reductions	0.92%	0.95%	0.96%	1.26%	2.06%
Ratio of net investment income (loss) to average net assets	0.73%	1.09%	1.12%	0.91%	1.22%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.18		$11.63		$12.15		$12.33		$10.77
Income from investment operations:
Net investment income (loss)(a)	(0.13)		(0.08)		0.04		(0.03)		(0.16)
Net realized and unrealized gain (loss)	4.41		(0.36)		(0.12)		—		1.82
Total from investment operations	4.28		(0.44)		(0.08)		(0.03)		1.66
Distributions:
Dividends from net investment income	—		(0.01)		—		—		—
Dividends from net realized gains	—		—		(0.44)		(0.15)		(0.10)
Return of capital	—		(0.00	)*	—		—		—
Total distributions**	—		(0.01)		(0.44)		(0.15)		(0.10)
Net asset value, end of year	$15.46		$11.18		$11.63		$12.15		$12.33
Ratios and supplemental data:
Total return(b)	38.19%		(3.77%)		(0.45%)		(0.34%)		15.46%
Net assets, end of year (000)	$51,971		$40,748		$76,689		$108,730		$66,854
Ratio of net expenses to average net assets	2.34	%(c)	2.91	%(d)	2.95	%(e)	2.28	%(f)	2.71	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	2.34%		2.92%		2.96%		2.28%		2.71%
Ratio of net investment income (loss) to average net assets	(0.88%)		(0.68%)		0.33%		(0.27%)		(1.34%)
	Year Ended October 31,
	2021		2020		2019		2018		2017
Portfolio turnover rate	253%		206%		135%		229%		168%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.67% for the year ended October 31, 2021.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.71% for the year ended October 31, 2020.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2019.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2018.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% for the year ended October 31, 2017.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class C
	Year Ended October 31,
	2021		2020		2019		2018		2017
Net asset value, beginning of year	$10.80		$11.32		$11.92		$12.19		$10.73
Income from investment operations:
Net investment income (loss)(a)	(0.24)		(0.16)		(0.05)		(0.13)		(0.25)
Net realized and unrealized gain (loss)	4.27		(0.36)		(0.11)		0.01		1.81
Total from investment operations	4.03		(0.52)		(0.16)		(0.12)		1.56
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		(0.44)		(0.15)		(0.10)
Return of capital	—		(0.00	)*	—		—		—
Total distributions**	—		—		(0.44)		(0.15)		(0.10)
Net asset value, end of year	$14.83		$10.80		$11.32		$11.92		$12.19
Ratios and supplemental data:
Total return(b)	37.31%		(4.59%)		(1.15%)		(1.09%)		14.58%
Net assets, end of year (000)	$29,980		$22,528		$38,072		$52,169		$28,933
Ratio of net expenses to average net assets	3.09	%(c)	3.65	%(d)	3.69	%(e)	3.03	%(f)	3.46	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	3.09%		3.65%		3.70%		3.03%		3.46%
Ratio of net investment income (loss) to average net assets	(1.63%)		(1.43%)		(0.42%)		(1.02%)		(2.11%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.42% for the year ended October 31, 2021.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.46% for the year ended October 31, 2020.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2019.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2018.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.47% for the year ended October 31, 2017.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class I
	Year Ended October 31,
	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.28		$11.75		$12.23		$12.39		$10.80
Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.05)		0.07		0.01		(0.13)
Net realized and unrealized gain (loss)	4.46		(0.37)		(0.11)		(0.02)		1.82
Total from investment operations	4.36		(0.42)		(0.04)		(0.01)		1.69
Distributions:
Dividends from net investment income	—		(0.02)		—		—		—
Dividends from net realized gains	—		—		(0.44)		(0.15)		(0.10)
Return of capital	—		(0.03)		—		—		—
Total distributions**	—		(0.05)		(0.44)		(0.15)		(0.10)
Net asset value, end of year	$15.64		$11.28		$11.75		$12.23		$12.39
Ratios and supplemental data:
Total return(b)	38.69%		(3.67%)		(0.16%)		(0.10%)		15.70%
Net assets, end of year (000)	$476,965		$344,843		$678,157		$1,003,457		$348,840
Ratio of net expenses to average net assets	2.09	%(c)	2.64	%(d)	2.68	%(e)	2.00	%(f)	2.45	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	2.09%		2.65%		2.69%		2.00%		2.45%
Ratio of net investment income (loss) to average net assets	(0.63%)		(0.42%)		0.57%		0.05%		(1.09%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.42% for the year ended October 31, 2021.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.46% for the year ended October 31, 2020.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2019.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.78	$17.45	$18.11	$18.27	$15.93
Income from investment operations:
Net investment income (loss)(a)	(0.61)	0.47	0.51	0.48	0.49
Net realized and unrealized gain (loss)	6.68	4.99	1.00	0.13	2.16
Total from investment operations	6.07	5.46	1.51	0.61	2.65
Distributions:
Dividends from net investment income	(0.06)	(0.13)	(0.35)	(0.24)	(0.31)
Dividends from net realized gains	(1.54)	—	(1.82)	(0.53)	—
Total distributions**	(1.60)	(0.13)	(2.17)	(0.77)	(0.31)
Net asset value, end of year	$27.25	$22.78	$17.45	$18.11	$18.27
Ratios and supplemental data:
Total return(b)	27.09%	31.58%	10.02%	3.43%	16.88%
Net assets, end of year (000)	$422,476	$333,481	$245,948	$210,845	$222,017
Ratio of net expenses to average net assets	1.08%	1.13%	1.16%	1.16%	1.18%
Ratio of gross expenses to average net assets prior to expense reductions	1.08%	1.13%	1.16%	1.16%	1.18%
Ratio of net investment income (loss) to average net assets	(2.35%)	2.37%	2.98%	2.58%	2.87%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	41%	71%	37%	73%	56%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.48	$17.27	$17.92	$18.09	$15.79
Income from investment operations:
Net investment income (loss)(a)	(0.80)	0.32	0.39	0.34	0.36
Net realized and unrealized gain (loss)	6.59	4.93	0.99	0.12	2.14
Total from investment operations	5.79	5.25	1.38	0.46	2.50
Distributions:
Dividends from net investment income	—	(0.04)	(0.21)	(0.10)	(0.20)
Dividends from net realized gains	(1.54)	—	(1.82)	(0.53)	—
Total distributions**	(1.54)	(0.04)	(2.03)	(0.63)	(0.20)
Net asset value, end of year	$26.73	$22.48	$17.27	$17.92	$18.09
Ratios and supplemental data:
Total return(b)	26.16%	30.53%	9.21%	2.65%	15.99%
Net assets, end of year (000)	$71,925	$56,935	$56,070	$128,920	$147,112
Ratio of net expenses to average net assets	1.83%	1.88%	1.91%	1.91%	1.93%
Ratio of gross expenses to average net assets prior to expense reductions	1.83%	1.88%	1.91%	1.91%	1.93%
Ratio of net investment income (loss) to average net assets	(3.10%)	1.65%	2.34%	1.85%	2.14%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.05	$15.38	$16.23	$16.45	$14.38
Income from investment operations:
Net investment income (loss)(a)	(0.48)	0.46	0.49	0.47	0.48
Net realized and unrealized gain (loss)	5.86	4.39	0.88	0.13	1.95
Total from investment operations	5.38	4.85	1.37	0.60	2.43
Distributions:
Dividends from net investment income	(0.07)	(0.18)	(0.40)	(0.29)	(0.36)
Dividends from net realized gains	(1.54)	—	(1.82)	(0.53)	—
Total distributions**	(1.61)	(0.18)	(2.22)	(0.82)	(0.36)
Net asset value, end of year	$23.82	$20.05	$15.38	$16.23	$16.45
Ratios and supplemental data:
Total return(b)	27.40%	31.91%	10.31%	3.73%	17.14%
Net assets, end of year (000)	$1,161,030	$773,460	$442,907	$275,776	$233,077
Ratio of net expenses to average net assets	0.83%	0.88%	0.91%	0.91%	0.93%
Ratio of gross expenses to average net assets prior to expense reductions	0.83%	0.88%	0.91%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets	(2.09%)	2.60%	3.21%	2.83%	3.12%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.48	$11.08	$10.81	$11.24	$9.89
Income from investment operations:
Net investment income (loss)(a)	(0.44)	0.24	0.10	0.33	0.25
Net realized and unrealized gain (loss)	2.95	2.37	0.70	(0.34)	1.21
Total from investment operations	2.51	2.61	0.80	(0.01)	1.46
Distributions:
Dividends from net investment income	(0.01)	(0.06)	(0.22)	(0.08)	(0.11)
Dividends from net realized gains	(1.13)	(0.15)	(0.31)	(0.34)	—
Total distributions**	(1.14)	(0.21)	(0.53)	(0.42)	(0.11)
Net asset value, end of year	$14.85	$13.48	$11.08	$10.81	$11.24
Ratios and supplemental data:
Total return(b)	18.86%	23.93%	7.90%	(0.09%)	14.86%
Net assets, end of year (000)	$17,865	$11,231	$8,998	$11,184	$12,713
Ratio of net expenses to average net assets	1.25%	1.33%	1.32%	1.34%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.25%	1.34%	1.32%	1.35%	1.45%
Ratio of net investment income (loss) to average net assets	(2.96%)	1.96%	0.91%	2.98%	2.46%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	35%	48%	45%	32%	52%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.25	$10.93	$10.69	$11.14	$9.85
Income from investment operations:
Net investment income (loss)(a)	(0.54)	0.14	0.02	0.24	0.16
Net realized and unrealized gain (loss)	2.89	2.35	0.69	(0.33)	1.21
Total from investment operations	2.35	2.49	0.71	(0.09)	1.37
Distributions:
Dividends from net investment income	—	(0.02)	(0.16)	(0.02)	(0.08)
Dividends from net realized gains	(1.13)	(0.15)	(0.31)	(0.34)	—
Total distributions**	(1.13)	(0.17)	(0.47)	(0.36)	(0.08)
Net asset value, end of year	$14.47	$13.25	$10.93	$10.69	$11.14
Ratios and supplemental data:
Total return(b)	17.95%	23.09%	7.01%	(0.77%)	13.95%
Net assets, end of year (000)	$5,448	$4,824	$3,409	$3,884	$2,887
Ratio of net expenses to average net assets	2.00%	2.08%	2.07%	2.09%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	2.00%	2.09%	2.07%	2.10%	2.19%
Ratio of net investment income (loss) to average net assets	(3.72%)	1.21%	0.16%	2.21%	1.54%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.50	$11.08	$10.82	$11.24	$9.92
Income from investment operations:
Net investment income (loss)(a)	(0.40)	0.26	0.12	0.36	0.26
Net realized and unrealized gain (loss)	2.94	2.39	0.70	(0.33)	1.21
Total from investment operations	2.54	2.65	0.82	0.03	1.47
Distributions:
Dividends from net investment income	(0.04)	(0.08)	(0.25)	(0.11)	(0.15)
Dividends from net realized gains	(1.13)	(0.15)	(0.31)	(0.34)	—
Total distributions**	(1.17)	(0.23)	(0.56)	(0.45)	(0.15)
Net asset value, end of year	$14.87	$13.50	$11.08	$10.82	$11.24
Ratios and supplemental data:
Total return(b)	19.09%	24.36%	8.09%	0.24%	14.98%
Net assets, end of year (000)	$260,688	$192,475	$120,526	$121,170	$91,086
Ratio of net expenses to average net assets	1.00%	1.08%	1.07%	1.09%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.00%	1.09%	1.07%	1.10%	1.18%
Ratio of net investment income (loss) to average net assets	(2.71%)	2.19%	1.16%	3.22%	2.47%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A*
	Year Ended October 31,		May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2021	2020	2019		2019†		2018	2017
Net asset value, beginning of year	$29.18	$22.31	$22.51		$25.02		$18.54	$14.62
Income from investment operations:
Net investment income (loss)(a)	(0.45)	(0.28)	(0.11)		(0.29)		(0.28)	(0.18)
Net realized and unrealized gain (loss)	14.95	8.29	(0.09)		(0.80)		6.76	4.10
Total from investment operations	14.50	8.01	(0.20)		(1.09)		6.48	3.92
Distributions:
Dividends from net investment income	—	—	—		—		—	—
Dividends from net realized gains	(1.37)	(1.14)	—		(1.42)		—	—
Return of capital	(0.00)**	—	—		—		—	—
Total distributions***	(1.37)	(1.14)	—		(1.42)		—	—
Net asset value, end of year	$42.31	$29.18	$22.31		$22.51		$25.02	$18.54
Ratios and supplemental data:
Total return(b)	50.42%	37.60%	(0.89%)		(3.52%)		34.95%	26.81%
Net assets, end of year (000)	$35,274	$9,313	$6,857		$5,551		$5,890	$3,954
Ratio of net expenses to average net assets	1.30%	1.30%	1.30	%(c)	1.50	%(c)	1.50%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	1.40%	1.35	%(c)	1.71	%(c)	1.74%	1.75%
Ratio of net investment income (loss) to average net assets	(1.15%)	(1.16%)	(1.18	%)(c)	(1.31	%)(c)	(1.33%)	(1.10%)
	Year Ended October 31,		May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2021	2020	2019		2019†		2018	2017
Portfolio turnover rate	165%	181%	142%		112%		126%	179%

*  Prior to May 31, 2019, Class A shares were Class Y shares of the predecessor fund.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

**  Amounts are less than $0.005.

***  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	June 25, 2021• through October 31, 2021
Net asset value, beginning of year	$41.91
Income from investment operations:
Net investment income (loss)(a)	(0.82)
Net realized and unrealized gain (loss)	2.41
Total from investment operations	1.59
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$43.50
Ratios and supplemental data:
Total return(b)	3.75%
Net assets, end of year (000)	$3,165
Ratio of net expenses to average net assets	2.05	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.06	%(c)
Ratio of net investment income (loss) to average net assets	(2.00	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I*
	Year Ended October 31,		May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2021	2020	2019		2019†		2018	2017
Net asset value, beginning of year	$29.99	$22.85	$23.02		$25.47		$18.80	$14.77
Income from investment operations:
Net investment income (loss)(a)	(0.36)	(0.23)	(0.09)		(0.20)		(0.20)	(0.10)
Net realized and unrealized gain (loss)	15.39	8.51	(0.08)		(0.83)		6.87	4.13
Total from investment operations	15.03	8.28	(0.17)		(1.03)		6.67	4.03
Distributions:
Dividends from net investment income	—	—	—		—		—	—
Dividends from net realized gains	(1.37)	(1.14)	—		(1.42)		—	—
Return of capital	(0.00)**	—	—		—		—	—
Total distributions***	(1.37)	(1.14)	—		(1.42)		—	—
Net asset value, end of year	$43.65	$29.99	$22.85		$23.02		$25.47	$18.80
Ratios and supplemental data:
Total return(b)	50.80%	37.90%	(0.74%)		(3.21%)		35.48%	27.29%
Net assets, end of year (000)	$387,149	$124,867	$72,539		$68,510		$69,095	$43,833
Ratio of net expenses to average net assets	1.05%	1.05%	1.05	%(c)	1.10	%(c)	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	1.16%	1.11	%(c)	1.34	%(c)	1.36%	1.36%
Ratio of net investment income (loss) to average net assets	(0.90%)	(0.92%)	(0.93	%)(c)	(0.92	%)(c)	(0.92%)	(0.64%)

*  Prior to May 31, 2019, Class I shares were Institutional Class shares or Service Class shares of the predecessor fund. Results shown are exclusive of the Service Class shares.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

**  Amounts are less than $0.005.

***  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,		May 31, 2019• through October 31,
	2021	2020	2019
Net asset value, beginning of year	$30.02	$22.86	$23.02
Income from investment operations:
Net investment income (loss)(a)	(0.32)	(0.21)	(0.08)
Net realized and unrealized gain (loss)	15.41	8.51	(0.08)
Total from investment operations	15.09	8.30	(0.16)
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	(1.37)	(1.14)	—
Total distributions**	(1.37)	(1.14)	—
Net asset value, end of year	$43.74	$30.02	$22.86
Ratios and supplemental data:
Total return(b)	50.96%	37.98%	(0.70%)
Net assets, end of year (000)	$29,120	$1,562	$1,063
Ratio of net expenses to average net assets	0.96%	0.98%	1.00	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.02%	1.09%	0.96	%(c)
Ratio of net investment income (loss) to average net assets	(0.80%)	(0.84%)	(0.84	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,		August 1, 2019• through October 31,
	2021	2020	2019
Net asset value, beginning of year	$12.34	$9.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.20)	(0.13)	(0.03)
Net realized and unrealized gain (loss)	6.03	3.46	(0.96)
Total from investment operations	5.83	3.33	(0.99)
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	—	—	—
Total distributions**	—	—	—
Net asset value, end of year	$18.17	$12.34	$9.01
Ratios and supplemental data:
Total return(b)	47.04%	36.96%	(9.90)%
Net assets, end of year (000)	$162	$182	$9
Ratio of net expenses to average net assets	1.35%	1.35%	1.37	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.79%	2.45%	3.42	%(c)
Ratio of net investment income (loss) to average net assets	(1.22%)	(1.21%)	(1.11	%)(c)
	Year Ended October 31,		August 1, 2019• through October 31,
	2021	2020	2019
Portfolio turnover rate	188%	201%	55%

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,		August 1, 2019• through October 31,
	2021	2020	2019
Net asset value, beginning of year	$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.16)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	6.06	3.46	(0.96)
Total from investment operations	5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	—	—	—
Total distributions**	—	—	—
Net asset value, end of year	$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	47.46%	37.25%	(9.80%)
Net assets, end of year (000)	$25,793	$16,877	$9,348
Ratio of net expenses to average net assets	1.10%	1.10%	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.55%	2.25%	3.17	%(c)
Ratio of net investment income (loss) to average net assets	(0.98%)	(0.94%)	(0.85	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,		August 1, 2019• through October 31,
	2021	2020	2019
Net asset value, beginning of year	$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.18)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	6.08	3.45	(0.96)
Total from investment operations	5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	—	—	—
Total distributions**	—	—	—
Net asset value, end of year	$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	47.46%	37.25%	(9.80%)
Net assets, end of year (000)	$499	$12	$9
Ratio of net expenses to average net assets	1.08%	1.06%	1.07	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	2.25%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	(1.04%)	(0.90%)	(0.81	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$34.96	$32.23	$33.14	$35.54	$30.12
Income from investment operations:
Net investment income (loss)(a)	(0.33)	(0.14)	(0.04)	(0.08)	(0.17)
Net realized and unrealized gain (loss)	15.44	5.90	3.53	2.15	6.79
Total from investment operations	15.11	5.76	3.49	2.07	6.62
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Total distributions**	(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Net asset value, end of year	$45.88	$34.96	$32.23	$33.14	$35.54
Ratios and supplemental data:
Total return(b)	46.00%	19.11%	13.97%	6.12%	22.79%
Net assets, end of year (000)	$1,436,709	$1,093,909	$1,066,939	$851,590	$967,725
Ratio of net expenses to average net assets	1.28%	1.34%	1.34%	1.29%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.34%	1.34%	1.29%	1.39%
Ratio of net investment income (loss) to average net assets	(0.80%)	(0.45%)	(0.12%)	(0.22%)	(0.52%)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	45%	115%	69%	72%	104%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.18	$18.26	$21.00	$24.26	$21.08
Income from investment operations:
Net investment income (loss)(a)	(0.29)	(0.20)	(0.13)	(0.22)	(0.28)
Net realized and unrealized gain (loss)	7.51	3.15	1.79	1.43	4.66
Total from investment operations	7.22	2.95	1.66	1.21	4.38
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Total distributions**	(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Net asset value, end of year	$21.21	$18.18	$18.26	$21.00	$24.26
Ratios and supplemental data:
Total return(b)	44.94%	18.23%	13.18%	5.34%	21.85%
Net assets, end of year (000)	$25,965	$35,843	$50,442	$329,883	$398,115
Ratio of net expenses to average net assets	2.04%	2.09%	2.11%	2.04%	2.14%
Ratio of gross expenses to average net assets prior to expense reductions	2.04%	2.10%	2.12%	2.04%	2.14%
Ratio of net investment income (loss) to average net assets	(1.53%)	(1.17%)	(0.73%)	(0.97%)	(1.26%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$49.25	$44.13	$43.48	$45.18	$37.88
Income from investment operations:
Net investment income (loss)(a)	(0.33)	(0.09)	0.06	0.02	(0.11)
Net realized and unrealized gain (loss)	22.20	8.24	4.99	2.75	8.61
Total from investment operations	21.87	8.15	5.05	2.77	8.50
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Total distributions**	(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Net asset value, end of year	$66.93	$49.25	$44.13	$43.48	$45.18
Ratios and supplemental data:
Total return(b)	46.40%	19.39%	14.24%	6.41%	23.09%
Net assets, end of year (000)	$395,431	$291,027	$280,294	$282,061	$301,237
Ratio of net expenses to average net assets	1.03%	1.09%	1.09%	1.04%	1.14%
Ratio of gross expenses to average net assets prior to expense reductions	1.03%	1.09%	1.09%	1.04%	1.14%
Ratio of net investment income (loss) to average net assets	(0.56%)	(0.20%)	0.15%	0.03%	(0.27%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$36.26	$33.43	$32.53	$33.15	$30.17
Income from investment operations:
Net investment income (loss)(a)	0.07	0.30	0.32	0.25	0.49
Net realized and unrealized gain (loss)	13.01	3.74	2.99	1.41	4.53
Total from investment operations	13.08	4.04	3.31	1.66	5.02
Distributions:
Dividends from net investment income	(0.27)	(0.41)	(0.50)	(0.38)	(0.84)
Dividends from net realized gains	(0.89)	(0.80)	(1.91)	(1.90)	(1.20)
Total distributions**	(1.16)	(1.21)	(2.41)	(2.28)	(2.04)
Net asset value, end of year	$48.18	$36.26	$33.43	$32.53	$33.15
Ratios and supplemental data:
Total return(b)	36.68%	12.43%	11.51%	5.20%	17.39%
Net assets, end of year (000)	$1,531,445	$1,163,876	$1,129,201	$832,433	$918,695
Ratio of net expenses to average net assets	1.06%	1.08%	1.09%	1.09%	1.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.06%	1.08%	1.09%	1.09%	1.11%
Ratio of net investment income (loss) to average net assets	0.15%	0.86%	1.01%	0.77%	1.58%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	18%	35%	19%	25%	32%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$36.57	$33.68	$32.69	$33.30	$30.28
Income from investment operations:
Net investment income (loss)(a)	(0.25)	0.04	0.12	0.01	0.27
Net realized and unrealized gain (loss)	13.12	3.79	2.98	1.41	4.54
Total from investment operations	12.87	3.83	3.10	1.42	4.81
Distributions:
Dividends from net investment income	—	(0.14)	(0.20)	(0.13)	(0.59)
Dividends from net realized gains	(0.89)	(0.80)	(1.91)	(1.90)	(1.20)
Total distributions**	(0.89)	(0.94)	(2.11)	(2.03)	(1.79)
Net asset value, end of year	$48.55	$36.57	$33.68	$32.69	$33.30
Ratios and supplemental data:
Total return(b)	35.66%	11.62%	10.68%	4.42%	16.54%
Net assets, end of year (000)	$98,647	$101,490	$136,333	$502,593	$574,455
Ratio of net expenses to average net assets	1.81%	1.84%	1.85%	1.84%	1.86%
Ratio of gross expenses to average net assets prior to expense reductions	1.81%	1.84%	1.85%	1.84%	1.86%
Ratio of net investment income (loss) to average net assets	(0.57%)	0.13%	0.37%	0.02%	0.85%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$34.68	$32.03	$31.28	$31.96	$29.15
Income from investment operations:
Net investment income (loss)(a)	0.17	0.36	0.39	0.32	0.55
Net realized and unrealized gain (loss)	12.44	3.58	2.85	1.37	4.38
Total from investment operations	12.61	3.94	3.24	1.69	4.93
Distributions:
Dividends from net investment income	(0.38)	(0.49)	(0.58)	(0.47)	(0.92)
Dividends from net realized gains	(0.89)	(0.80)	(1.91)	(1.90)	(1.20)
Total distributions**	(1.27)	(1.29)	(2.49)	(2.37)	(2.12)
Net asset value, end of year	$46.02	$34.68	$32.03	$31.28	$31.96
Ratios and supplemental data:
Total return(b)	37.02%	12.72%	11.81%	5.45%	17.71%
Net assets, end of year (000)	$1,211,985	$818,641	$735,329	$643,422	$554,490
Ratio of net expenses to average net assets	0.81%	0.83%	0.85%	0.84%	0.86%
Ratio of gross expenses to average net assets prior to expense reductions	0.81%	0.83%	0.85%	0.84%	0.86%
Ratio of net investment income (loss) to average net assets	0.40%	1.11%	1.27%	1.01%	1.83%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	Year Ended October 31, 2021	June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$34.69	$33.24
Income from investment operations:
Net investment income (loss)(a)	0.16	0.12
Net realized and unrealized gain (loss)	12.49	1.42
Total from investment operations	12.65	1.54
Distributions:
Dividends from net investment income	(0.41)	(0.09)
Dividends from net realized gains	(0.89)	—
Total distributions**	(1.30)	(0.09)
Net asset value, end of period	$46.04	$34.69
Ratios and supplemental data:
Total return(b)	37.14%	4.63%
Net assets, end of year (000)	$5,968	$15
Ratio of net expenses to average net assets	0.73%	0.71	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.73%	0.71	%(c)
Ratio of net investment income (loss) to average net assets	0.38%	0.99	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.04	$13.37	$12.34	$12.73	$10.38
Income from investment operations:
Net investment income (loss)(a)	0.00 *	0.05	0.07	0.07	0.10
Net realized and unrealized gain (loss)	5.24	1.13	1.50	0.57	2.30
Total from investment operations	5.24	1.18	1.57	0.64	2.40
Distributions:
Dividends from net investment income	(0.02)	(0.06)	(0.08)	(0.05)	(0.05)
Dividends from net realized gains	(1.13)	(1.45)	(0.46)	(0.98)	—
Total distributions**	(1.15)	(1.51)	(0.54)	(1.03)	(0.05)
Net asset value, end of year	$17.13	$13.04	$13.37	$12.34	$12.73
Ratios and supplemental data:
Total return(b)	42.42%	9.20%	13.63%	5.26%	23.17%
Net assets, end of year (000)	$5,139	$3,534	$3,638	$2,347	$2,031
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.04%	2.15%	1.94%	1.83%	1.87%
Ratio of net investment income (loss) to average net assets	0.02%	0.40%	0.60%	0.55%	0.93%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	20%	22%	15%	11%	15%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.67	$13.07	$12.09	$12.52	$10.26
Income from investment operations:
Net investment income (loss)(a)	(0.11)	(0.04)	(0.01)	(0.02)	0.00 *
Net realized and unrealized gain (loss)	5.07	1.09	1.45	0.57	2.28
Total from investment operations	4.96	1.05	1.44	0.55	2.28
Distributions:
Dividends from net investment income	(0.01)	—	—	—	(0.02)
Dividends from net realized gains	(1.13)	(1.45)	(0.46)	(0.98)	—
Total distributions**	(1.14)	(1.45)	(0.46)	(0.98)	(0.02)
Net asset value, end of year	$16.49	$12.67	$13.07	$12.09	$12.52
Ratios and supplemental data:
Total return(b)	41.37%	8.35%	12.74%	4.56%	22.26%
Net assets, end of year (000)	$2,017	$685	$659	$1,028	$1,039
Ratio of net expenses to average net assets	2.10%	2.11%	2.10%	2.10%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	2.78%	2.91%	2.65%	2.59%	2.73%
Ratio of net investment income (loss) to average net assets	(0.74%)	(0.36%)	(0.06%)	(0.19%)	0.00%^

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

^  Amounts are less than 0.005%.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.03	$13.36	$12.33	$12.71	$10.39
Income from investment operations:
Net investment income (loss)(a)	0.04	0.08	0.11	0.10	0.11
Net realized and unrealized gain (loss)	5.23	1.12	1.49	0.58	2.32
Total from investment operations	5.27	1.20	1.60	0.68	2.43
Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.11)	(0.08)	(0.11)
Dividends from net realized gains	(1.13)	(1.45)	(0.46)	(0.98)	—
Total distributions**	(1.15)	(1.53)	(0.57)	(1.06)	(0.11)
Net asset value, end of year	$17.15	$13.03	$13.36	$12.33	$12.71
Ratios and supplemental data:
Total return(b)	42.73%	9.46%	13.93%	5.61%	23.46%
Net assets, end of year (000)	$10,373	$8,974	$12,986	$20,585	$22,201
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	1.88%	1.67%	1.60%	1.80%
Ratio of net investment income (loss) to average net assets	0.28%	0.67%	0.92%	0.82%	0.89%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.93	$14.21	$15.37	$15.21	$12.60
Income from investment operations:
Net investment income (loss)(a)	(0.03)	0.07	0.15	0.10	0.15
Net realized and unrealized gain (loss)	6.39	0.74	0.95	0.58	2.56
Total from investment operations	6.36	0.81	1.10	0.68	2.71
Distributions:
Dividends from net investment income	—	(0.09)	(0.06)	(0.05)	(0.10)
Dividends from net realized gains	(0.81)	—	(2.20)	(0.47)	—
Total distributions**	(0.81)	(0.09)	(2.26)	(0.52)	(0.10)
Net asset value, end of year	$20.48	$14.93	$14.21	$15.37	$15.21
Ratios and supplemental data:
Total return(b)	43.93%	5.71%	10.14%	4.53%	21.56%
Net assets, end of year (000)	$14,211	$10,595	$11,363	$21,349	$21,894
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.57%	1.64%	1.62%	1.60%	1.67%
Ratio of net investment income (loss) to average net assets	(0.19%)	0.49%	1.06%	0.64%	1.10%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	25%	136%	78%	119%	105%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.97	$12.36	$13.77	$13.74	$11.39
Income from investment operations:
Net investment income (loss)(a)	(0.14)	(0.01)	0.02	(0.01)	0.04
Net realized and unrealized gain (loss)	5.50	0.62	0.83	0.51	2.32
Total from investment operations	5.36	0.61	0.85	0.50	2.36
Distributions:
Dividends from net investment income	—	—	(0.06)	—	(0.01)
Dividends from net realized gains	(0.81)	—	(2.20)	(0.47)	—
Total distributions**	(0.81)	—	(2.26)	(0.47)	(0.01)
Net asset value, end of year	$17.52	$12.97	$12.36	$13.77	$13.74
Ratios and supplemental data:
Total return(b)	42.92%	4.85%	9.33%	3.77%	20.70%
Net assets, end of year (000)	$887	$1,056	$5,274	$4,318	$4,728
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.33%	2.40%	2.35%	2.35%	2.42%
Ratio of net investment income (loss) to average net assets	(0.92%)	(0.11%)	0.15%	(0.10%)	0.31%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.36	$14.62	$15.80	$15.63	$12.94
Income from investment operations:
Net investment income (loss)(a)	0.01	0.10	0.16	0.14	0.18
Net realized and unrealized gain (loss)	6.59	0.76	1.01	0.59	2.64
Total from investment operations	6.60	0.86	1.17	0.73	2.82
Distributions:
Dividends from net investment income	—	(0.12)	(0.15)	(0.09)	(0.13)
Dividends from net realized gains	(0.81)	—	(2.20)	(0.47)	—
Total distributions**	(0.81)	(0.12)	(2.35)	(0.56)	(0.13)
Net asset value, end of year	$21.15	$15.36	$14.62	$15.80	$15.63
Ratios and supplemental data:
Total return(b)	44.28%	5.92%	10.43%	4.78%	21.92%
Net assets, end of year (000)	$38,585	$36,075	$28,389	$21,892	$25,669
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.39%	1.36%	1.36%	1.42%
Ratio of net investment income (loss) to average net assets	0.07%	0.69%	1.13%	0.90%	1.28%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.96	$17.97	$18.10	$21.55	$16.65
Income from investment operations:
Net investment income (loss)(a)	0.05	(0.04)	0.09	0.15	0.07
Net realized and unrealized gain (loss)	7.29	5.03	1.80	(2.78)	4.83
Total from investment operations	7.34	4.99	1.89	(2.63)	4.90
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.47)	—	(2.02)	(0.82)	—
Total distributions**	(1.47)	—	(2.02)	(0.82)	—
Net asset value, end of year	$28.83	$22.96	$17.97	$18.10	$21.55
Ratios and supplemental data:
Total return(b)	32.76%	27.82%	13.07%	(12.70%)	29.43%
Net assets, end of year (000)	$79,503	$60,527	$53,950	$59,566	$72,491
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.33%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.56%	1.52%	1.48%	1.51%	1.46%
Ratio of net investment income (loss) to average net assets	0.19%	(0.20%)	0.51%	0.71%	0.41%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	99%	85%	81%	112%	100%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.17	$15.91	$16.38	$19.72	$15.35
Income from investment operations:
Net investment income (loss)(a)	(0.16)	(0.16)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	6.40	4.42	1.60	(2.49)	4.42
Total from investment operations	6.24	4.26	1.55	(2.52)	4.37
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.47)	—	(2.02)	(0.82)	—
Total distributions**	(1.47)	—	(2.02)	(0.82)	—
Net asset value, end of year	$24.94	$20.17	$15.91	$16.38	$19.72
Ratios and supplemental data:
Total return(b)	31.79%	26.84%	12.21%	(13.35%)	28.47%
Net assets, end of year (000)	$3,953	$6,344	$9,022	$20,449	$27,840
Ratio of net expenses to average net assets	1.85%	1.85%	1.85%	2.06%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.31%	2.27%	2.26%	2.26%	2.21%
Ratio of net investment income (loss) to average net assets	(0.69%)	(0.95%)	(0.35%)	(0.17%)	(0.33%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$23.73	$18.53	$18.55	$22.01	$16.96
Income from investment operations:
Net investment income (loss)(a)	0.12	0.01	0.13	0.18	0.12
Net realized and unrealized gain (loss)	7.54	5.19	1.87	(2.82)	4.93
Total from investment operations	7.66	5.20	2.00	(2.64)	5.05
Distributions:
Dividends from net investment income	(0.00)*	—	—	—	—
Dividends from net realized gains	(1.47)	—	(2.02)	(0.82)	—
Total distributions**	(1.47)	—	(2.02)	(0.82)	—
Net asset value, end of year	$29.92	$23.73	$18.53	$18.55	$22.01
Ratios and supplemental data:
Total return(b)	33.13%	28.06%	13.32%	(12.48%)	29.78%
Net assets, end of year (000)	$216,723	$156,321	$134,562	$153,312	$175,070
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	1.06%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.31%	1.28%	1.23%	1.26%	1.21%
Ratio of net investment income (loss) to average net assets	0.43%	0.05%	0.75%	0.85%	0.66%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,			September 17, 2018• through October 31,
	2021	2020	2019	2018
Net asset value, beginning of year	$23.93	$18.67	$18.66	$20.89
Income from investment operations:
Net investment income (loss)(a)	0.15	0.05	0.20	0.01
Net realized and unrealized gain (loss)	7.61	5.21	1.83	(2.24)
Total from investment operations	7.76	5.26	2.03	(2.23)
Distributions:
Dividends from net investment income	(0.02)	—	—	—
Dividends from net realized gains	(1.47)	—	(2.02)	—
Total distributions**	(1.49)	—	(2.02)	—
Net asset value, end of year	$30.20	$23.93	$18.67	$18.66
Ratios and supplemental data:
Total return(b)	33.24%	28.23%	13.41%	(10.67)%
Net assets, end of year (000)	$1,921	$1,012	$7,463	$22
Ratio of net expenses to average net assets	0.77%	0.76%	0.77%	0.76	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.22%	1.17%	1.15%	1.21	%(c)
Ratio of net investment income (loss) to average net assets	0.51%	0.24%	1.13%	0.34	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$19.60	$14.12	$12.54	$14.83	$12.11
Income from investment operations:
Net investment income (loss)(a)	(0.05)	(0.07)	0.09	(0.01)	0.05
Net realized and unrealized gain (loss)	3.15	5.66	1.49	(2.28)	2.67
Total from investment operations	3.10	5.59	1.58	(2.29)	2.72
Distributions:
Dividends from net investment income	—	(0.11)	—	(0.00)*	—
Dividends from net realized gains	(0.45)	—	—	—	—
Return of capital	—	—	—	(0.00)*	—
Total distributions**	(0.45)	(0.11)	—	(0.00)*	—
Net asset value, end of year	$22.25	$19.60	$14.12	$12.54	$14.83
Ratios and supplemental data:
Total return(b)	15.87%	39.81%	12.60%	(15.43%)	22.46%
Net assets, end of year (000)	$54,731	$31,015	$28,168	$34,678	$68,142
Ratio of net expenses to average net assets	1.30%	1.56%	1.64%	1.63%	1.67%
Ratio of gross expenses to average net assets prior to expense reductions	1.60%	1.64%	1.64%	1.63%	1.67%
Ratio of net investment income (loss) to average net assets	(0.21%)	(0.47%)	0.63%	(0.08%)	0.40%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	140%	125%	78%	97%	105%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.26	$13.16	$11.78	$14.03	$11.55
Income from investment operations:
Net investment income (loss)(a)	(0.22)	(0.18)	(0.01)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	2.96	5.28	1.39	(2.13)	2.51
Total from investment operations	2.74	5.10	1.38	(2.25)	2.48
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.45)	—	—	—	—
Total distributions**	(0.45)	—	—	—	—
Net asset value, end of year	$20.55	$18.26	$13.16	$11.78	$14.03
Ratios and supplemental data:
Total return(b)	15.05%	38.75%	11.71%	(16.04%)	21.47%
Net assets, end of year (000)	$16,050	$13,183	$13,478	$17,739	$24,846
Ratio of net expenses to average net assets	2.05%	2.32%	2.39%	2.38%	2.41%
Ratio of gross expenses to average net assets prior to expense reductions	2.34%	2.39%	2.39%	2.38%	2.41%
Ratio of net investment income (loss) to average net assets	(1.04%)	(1.23%)	(0.11%)	(0.85%)	(0.29%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$19.78	$14.26	$12.63	$14.96	$12.19
Income from investment operations:
Net investment income (loss)(a)	0.01	(0.03)	0.12	0.02	0.09
Net realized and unrealized gain (loss)	3.18	5.71	1.51	(2.29)	2.68
Total from investment operations	3.19	5.68	1.63	(2.27)	2.77
Distributions:
Dividends from net investment income	(0.01)	(0.16)	—	(0.06)	—
Dividends from net realized gains	(0.45)	—	—	—	—
Return of capital	—	—	—	(0.00)*	—
Total distributions**	(0.46)	(0.16)	—	(0.06)	—
Net asset value, end of year	$22.51	$19.78	$14.26	$12.63	$14.96
Ratios and supplemental data:
Total return(b)	16.17%	40.16%	12.91%	(15.21%)	22.72%
Net assets, end of year (000)	$509,216	$193,243	$120,318	$152,114	$225,339
Ratio of net expenses to average net assets	1.05%	1.30%	1.39%	1.38%	1.41%
Ratio of gross expenses to average net assets prior to expense reductions	1.35%	1.39%	1.39%	1.38%	1.41%
Ratio of net investment income (loss) to average net assets	0.04%	(0.22%)	0.91%	0.14%	0.72%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.05	$11.64	$13.61	$15.63	$12.74
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.07)	(0.01)	0.00 *	(0.00)*
Net realized and unrealized gain (loss)	5.49	3.37	0.79	(0.63)	3.45
Total from investment operations	5.41	3.30	0.78	(0.63)	3.45
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Total distributions**	(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Net asset value, end of year	$18.40	$14.05	$11.64	$13.61	$15.63
Ratios and supplemental data:
Total return(b)	39.89%	30.07%	10.28%	(4.59%)	28.42%
Net assets, end of year (000)	$32,511	$21,814	$20,236	$27,489	$26,957
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.58%	1.65%	1.51%	1.56%	1.53%
Ratio of net investment income (loss) to average net assets	(0.48%)	(0.59%)	(0.08%)	0.03%	(0.02%)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	72%	71%	72%	81%	102%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.03	$10.15	$12.34	$14.40	$11.86
Income from investment operations:
Net investment income (loss)(a)	(0.18)	(0.14)	(0.09)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	4.66	2.91	0.65	(0.57)	3.19
Total from investment operations	4.48	2.77	0.56	(0.67)	3.10
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Total distributions**	(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Net asset value, end of year	$15.45	$12.03	$10.15	$12.34	$14.40
Ratios and supplemental data:
Total return(b)	38.88%	29.19%	9.36%	(5.31%)	27.53%
Net assets, end of year (000)	$1,492	$4,635	$8,011	$10,887	$13,769
Ratio of net expenses to average net assets	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.33%	2.40%	2.26%	2.32%	2.27%
Ratio of net investment income (loss) to average net assets	(1.32%)	(1.31%)	(0.86%)	(0.76%)	(0.76%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.59	$12.02	$13.93	$15.95	$12.95
Income from investment operations:
Net investment income (loss)(a)	(0.04)	(0.04)	0.02	0.03	0.03
Net realized and unrealized gain (loss)	5.71	3.50	0.82	(0.64)	3.53
Total from investment operations	5.67	3.46	0.84	(0.61)	3.56
Distributions:
Dividends from net investment income	—	—	—	(0.02)	—
Dividends from net realized gains	(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Total distributions**	(1.06)	(0.89)	(2.75)	(1.41)	(0.56)
Net asset value, end of year	$19.20	$14.59	$12.02	$13.93	$15.95
Ratios and supplemental data:
Total return(b)	40.29%	30.46%	10.52%	(4.38%)	28.82%
Net assets, end of year (000)	$103,256	$65,062	$52,619	$58,078	$86,429
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.33%	1.40%	1.26%	1.31%	1.28%
Ratio of net investment income (loss) to average net assets	(0.23%)	(0.34%)	0.14%	0.18%	0.23%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	Year Ended October 31, 2021	June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$14.59	$13.19
Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	5.71	1.42
Total from investment operations	5.68	1.40
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	(1.06)	—
Total distributions**	(1.06)	—
Net asset value, end of period	$19.21	$14.59
Ratios and supplemental data:
Total return(b)	40.36%	10.61%
Net assets, end of year (000)	$168	$120
Ratio of net expenses to average net assets	1.09%	1.09	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.27%	1.36	%(c)
Ratio of net investment income (loss) to average net assets	(0.18%)	(0.45	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Opportunities Fund Financial Highlights
(formerly, Calamos Global Growth and Income Fund)

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.02	$8.51	$8.99	$9.85	$8.47
Income from investment operations:
Net investment income (loss)(a)	(0.04)	0.07	0.10	0.09	0.10
Net realized and unrealized gain (loss)	3.42	1.55	0.37	(0.35)	1.35
Total from investment operations	3.38	1.62	0.47	(0.26)	1.45
Distributions:
Dividends from net investment income	(0.05)	(0.02)	(0.07)	(0.03)	(0.01)
Dividends from net realized gains	(0.63)	(0.09)	(0.88)	(0.57)	(0.06)
Total distributions**	(0.68)	(0.11)	(0.95)	(0.60)	(0.07)
Net asset value, end of year	$12.72	$10.02	$8.51	$8.99	$9.85
Ratios and supplemental data:
Total return(b)	34.84%	19.09%	6.67%	(2.91%)	17.16%
Net assets, end of year (000)	$119,261	$88,618	$83,069	$63,069	$78,196
Ratio of net expenses to average net assets	1.31%	1.53%	1.49%	1.50%	1.54%
Ratio of gross expenses to average net assets prior to expense reductions	1.45%	1.53%	1.49%	1.50%	1.54%
Ratio of net investment income (loss) to average net assets	(0.33%)	0.78%	1.20%	0.93%	1.16%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	82%	119%	69%	75%	100%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights
(formerly, Calamos Global Growth and Income Fund)

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.71	$7.45	$7.98	$8.84	$7.65
Income from investment operations:
Net investment income (loss)(a)	(0.11)	0.00	0.04	0.02	0.04
Net realized and unrealized gain (loss)	2.95	1.35	0.31	(0.31)	1.21
Total from investment operations	2.84	1.35	0.35	(0.29)	1.25
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.63)	(0.09)	(0.88)	(0.57)	(0.06)
Total distributions**	(0.63)	(0.09)	(0.88)	(0.57)	(0.06)
Net asset value, end of year	$10.92	$8.71	$7.45	$7.98	$8.84
Ratios and supplemental data:
Total return(b)	33.77%	18.22%	5.87%	(3.61%)	16.41%
Net assets, end of year (000)	$10,032	$8,946	$14,742	$54,425	$70,210
Ratio of net expenses to average net assets	2.07%	2.28%	2.28%	2.25%	2.29%
Ratio of gross expenses to average net assets prior to expense reductions	2.20%	2.28%	2.28%	2.25%	2.29%
Ratio of net investment income (loss) to average net assets	(1.09%)	0.01%	0.50%	0.18%	0.44%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Opportunities Fund Financial Highlights
(formerly, Calamos Global Growth and Income Fund)

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.36	$8.79	$9.25	$10.11	$8.70
Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.09	0.13	0.12	0.13
Net realized and unrealized gain (loss)	3.54	1.60	0.38	(0.36)	1.38
Total from investment operations	3.53	1.69	0.51	(0.24)	1.51
Distributions:
Dividends from net investment income	(0.08)	(0.03)	(0.09)	(0.05)	(0.04)
Dividends from net realized gains	(0.63)	(0.09)	(0.88)	(0.57)	(0.06)
Total distributions**	(0.71)	(0.12)	(0.97)	(0.62)	(0.10)
Net asset value, end of year	$13.18	$10.36	$8.79	$9.25	$10.11
Ratios and supplemental data:
Total return(b)	35.16%	19.33%	6.95%	(2.65%)	17.51%
Net assets, end of year (000)	$152,596	$65,909	$53,594	$72,843	$73,361
Ratio of net expenses to average net assets	1.04%	1.28%	1.25%	1.25%	1.29%
Ratio of gross expenses to average net assets prior to expense reductions	1.20%	1.28%	1.25%	1.25%	1.29%
Ratio of net investment income (loss) to average net assets	(0.09%)	1.01%	1.47%	1.18%	1.43%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.85	$10.53	$9.81	$10.39	$10.54
Income from investment operations:
Net investment income (loss)(a)	0.19	0.21	0.27	0.25	0.22
Net realized and unrealized gain (loss)	(0.19)	0.33	0.72	(0.49)	(0.13)
Total from investment operations	—	0.54	0.99	(0.24)	0.09
Distributions:
Dividends from net investment income	(0.23)	(0.22)	(0.27)	(0.26)	(0.23)
Dividends from net realized gains	(0.01)	—	—	(0.05)	(0.01)
Return of capital	—	—	—	(0.03)	—
Total distributions**	(0.24)	(0.22)	(0.27)	(0.34)	(0.24)
Net asset value, end of year	$10.61	$10.85	$10.53	$9.81	$10.39
Ratios and supplemental data:
Total return(b)	0.01%	5.18%	10.24%	(2.30%)	0.92%
Net assets, end of year (000)	$22,394	$24,376	$22,565	$17,109	$21,707
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.01%	1.03%	1.09%	1.05%	1.14%
Ratio of net investment income (loss) to average net assets	1.77%	2.00%	2.67%	2.44%	2.14%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	51%	61%	64%	64%	79%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.85	$10.53	$9.81	$10.39	$10.54
Income from investment operations:
Net investment income (loss)(a)	0.11	0.14	0.20	0.17	0.14
Net realized and unrealized gain (loss)	(0.19)	0.32	0.72	(0.48)	(0.12)
Total from investment operations	(0.08)	0.46	0.92	(0.31)	0.02
Distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.20)	(0.20)	(0.16)
Dividends from net realized gains	(0.01)	—	—	(0.05)	(0.01)
Return of capital	—	—	—	(0.02)	—
Total distributions**	(0.16)	(0.14)	(0.20)	(0.27)	(0.17)
Net asset value, end of year	$10.61	$10.85	$10.53	$9.81	$10.39
Ratios and supplemental data:
Total return(b)	(0.74%)	4.40%	9.42%	(3.03%)	0.17%
Net assets, end of year (000)	$800	$1,777	$2,929	$6,413	$9,334
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.76%	1.77%	1.84%	1.80%	1.89%
Ratio of net investment income (loss) to average net assets	1.02%	1.28%	1.98%	1.69%	1.38%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.85	$10.54	$9.81	$10.39	$10.54
Income from investment operations:
Net investment income (loss)(a)	0.22	0.24	0.30	0.27	0.24
Net realized and unrealized gain (loss)	(0.20)	0.32	0.73	(0.48)	(0.12)
Total from investment operations	0.02	0.56	1.03	(0.21)	0.12
Distributions:
Dividends from net investment income	(0.25)	(0.25)	(0.30)	(0.29)	(0.26)
Dividends from net realized gains	(0.01)	—	—	(0.05)	(0.01)
Return of capital	—	—	—	(0.03)	—
Total distributions**	(0.26)	(0.25)	(0.30)	(0.37)	(0.27)
Net asset value, end of year	$10.61	$10.85	$10.54	$9.81	$10.39
Ratios and supplemental data:
Total return(b)	0.17%	5.34%	10.62%	(2.06%)	1.18%
Net assets, end of year (000)	$43,979	$60,602	$35,570	$32,888	$40,290
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.76%	0.77%	0.84%	0.80%	0.90%
Ratio of net investment income (loss) to average net assets	2.02%	2.21%	2.92%	2.69%	2.32%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$7.96	$8.34	$8.37	$8.87	$8.62
Income from investment operations:
Net investment income (loss)(a)	0.35	0.43	0.48	0.47	0.40
Net realized and unrealized gain (loss)	0.66	(0.35)	(0.01)	(0.45)	0.26
Total from investment operations	1.01	0.08	0.47	0.02	0.66
Distributions:
Dividends from net investment income	(0.27)	(0.46)	(0.50)	(0.52)	(0.41)
Dividends from net realized gains	—	—	—	—	—
Return of capital	(0.12)	—	—	—	—
Total distributions**	(0.39)	(0.46)	(0.50)	(0.52)	(0.41)
Net asset value, end of year	$8.58	$7.96	$8.34	$8.37	$8.87
Ratios and supplemental data:
Total return(b)	12.88%	1.13%	5.85%	0.25%	7.82%
Net assets, end of year (000)	$34,550	$30,580	$35,124	$32,282	$36,351
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.29%
Ratio of gross expenses to average net assets prior to expense reductions	1.33%	1.37%	1.23%	1.46%	1.43%
Ratio of net investment income (loss) to average net assets	4.10%	5.34%	5.71%	5.41%	4.57%
	Year Ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	49%	52%	46%	56%	93%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.45	$8.82	$8.82	$9.31	$9.03
Income from investment operations:
Net investment income (loss)(a)	0.31	0.40	0.45	0.42	0.35
Net realized and unrealized gain (loss)	0.71	(0.38)	(0.02)	(0.46)	0.27
Total from investment operations	1.02	0.02	0.43	(0.04)	0.62
Distributions:
Dividends from net investment income	(0.21)	(0.39)	(0.43)	(0.45)	(0.34)
Dividends from net realized gains	—	—	—	—	—
Return of capital	(0.12)	—	—	—	—
Total distributions**	(0.33)	(0.39)	(0.43)	(0.45)	(0.34)
Net asset value, end of year	$9.14	$8.45	$8.82	$8.82	$9.31
Ratios and supplemental data:
Total return(b)	12.11%	0.38%	5.04%	(0.42%)	6.97%
Net assets, end of year (000)	$677	$981	$1,887	$9,772	$13,286
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	2.05%
Ratio of gross expenses to average net assets prior to expense reductions	2.08%	2.11%	2.08%	2.22%	2.18%
Ratio of net investment income (loss) to average net assets	3.38%	4.67%	5.16%	4.66%	3.80%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$7.96	$8.34	$8.37	$8.86	$8.61
Income from investment operations:
Net investment income (loss)(a)	0.37	0.44	0.50	0.49	0.43
Net realized and unrealized gain (loss)	0.67	(0.34)	(0.01)	(0.44)	0.25
Total from investment operations	1.04	0.10	0.49	0.05	0.68
Distributions:
Dividends from net investment income	(0.30)	(0.48)	(0.52)	(0.54)	(0.43)
Dividends from net realized gains	—	—	—	—	—
Return of capital	(0.12)	—	—	—	—
Total distributions**	(0.42)	(0.48)	(0.52)	(0.54)	(0.43)
Net asset value, end of year	$8.58	$7.96	$8.34	$8.37	$8.86
Ratios and supplemental data:
Total return(b)	13.16%	1.38%	6.11%	0.62%	8.09%
Net assets, end of year (000)	$9,267	$6,716	$7,003	$7,706	$10,026
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	1.02%
Ratio of gross expenses to average net assets prior to expense reductions	1.08%	1.12%	0.99%	1.21%	1.18%
Ratio of net investment income (loss) to average net assets	4.34%	5.56%	5.97%	5.65%	4.84%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,			September 19, 2018• through October 31,
	2021	2020	2019	2018•
Net asset value, beginning of year	$10.23	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.15	0.21	0.25	0.03
Net realized and unrealized gain (loss)	(0.07)	0.12	0.23	(0.02)
Total from investment operations	0.08	0.33	0.48	0.01
Distributions:
Dividends from net investment income	(0.31)	(0.25)	(0.26)	(0.03)
Dividends from net realized gains	(0.09)	(0.05)	(0.00)*	—
Total distributions**	(0.40)	(0.30)	(0.26)	(0.03)
Net asset value, end of year	$9.91	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	0.85%	3.24%	4.84%	0.12%
Net assets, end of year (000)	$2,661	$3,225	$601	$25
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.66	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.65%	0.68%	0.74%	48.01	%(c)
Ratio of net investment income (loss) to average net assets	1.51%	2.12%	2.47%	2.55	%(c)
	Year Ended October 31,			September 19, 2018• through October 31,
	2021	2020	2019	2018
Portfolio turnover rate	44%	41%	132%	3%

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,			September 19, 2018• through October 31,
	2021	2020	2019	2018
Net asset value, beginning of year	$10.23	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.17	0.25	0.28	0.04
Net realized and unrealized gain (loss)	(0.06)	0.10	0.22	(0.02)
Total from investment operations	0.11	0.35	0.50	0.02
Distributions:
Dividends from net investment income	(0.34)	(0.27)	(0.28)	(0.04)
Dividends from net realized gains	(0.09)	(0.05)	(0.00)*	—
Total distributions**	(0.43)	(0.32)	(0.28)	(0.04)
Net asset value, end of year	$9.91	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	1.11%	3.49%	5.09%	0.16%
Net assets, end of year (000)	$306,398	$176,439	$217,552	$15,118
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.42	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.40%	0.42%	0.47%	2.13	%(c)
Ratio of net investment income (loss) to average net assets	1.73%	2.44%	2.73%	3.22	%(c)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Calamos Investment Trust comprising the Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Timpani Small Cap Growth Fund, Calamos Timpani SMID Growth Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund (formerly, Calamos Global Growth and Income Fund), Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, and Calamos Short-Term Bond Fund (the "Funds"), including the schedules of investments, as of October 31, 2021; the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Calamos Investment Trust as of October 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Calamos Investment Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund (formerly, Calamos Global Growth and Income Fund), Calamos Total Return Bond Fund, and Calamos High Income Opportunities Fund

	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For the five years ended October 31, 2021, 2020, 2019, 2018, and 2017 respectively
Calamos Short-Term Bond Fund	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For the year ended October 31, 2021, 2020, 2019, and for the period from September 19, 2018 (commencement of operations) through October 31, 2018
Calamos Timpani Small Cap Growth Fund (formerly, Frontier Timpani Small Cap Growth Fund for the period July 1, 2018 through May 31, 2019)	For the year ended October 31, 2021	For the year ended October 31, 2021 and 2020	For the year ended October 31, 2021, 2020, and for the period from May 31, 2019 (commencement of operations) through October 31, 2019 and July 1, 2018 through May 31, 2019
Calamos Timpani SMID Growth Fund	For the year ended October 31, 2021	For the year ended October 31, 2021 and 2020	For the year ended October 31, 2021, 2020, and the period from July 31, 2019 (commencement of operations) through October 31, 2019

The financial highlights for the year ended June 30, 2018 and 2017 of Frontier Timpani Small Cap Growth Fund were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

www.calamos.com

Report of Independent Registered Public Accounting Firm

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 20, 2021

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees ("Board" or the "Trustees") of the Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30, 2021,* based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2022, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board's deliberations, no single factor was responsible for the Board's decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to the Funds took into account the knowledge gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; and the Adviser's performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser's key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds' shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds' Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Funds' performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser's investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser's significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund's "Category") selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by the independent third-party service provider. The performance periods considered by the Board ended on March 31, 2021, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2021 or

*  The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

considered comparative data in addition to that of the Category, such as comparative data for an alternate group of comparable funds (a "category"), the data was still produced by an independent third-party service provider.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund outperformed its custom Category median for the one-year period and underperformed its custom Category median for the remaining periods. The Board noted that the recent changes to the Fund's portfolio management team and the corresponding implementation of a new investment sleeve approach effective April 1, 2020 were yielding improving performance, with the Fund ranked in the first quartile of its Morningstar category and 2nd quartile of its custom Category for the one-year period ended April 30, 2021. The Board also noted that the Fund outperformed both of its benchmarks for the same period.

Calamos Select Fund. The Board considered that the Fund outperformed its custom Category median for the one-year period and underperformed its custom Category median for the remaining periods. The Board considered that the recent changes to the Fund's management team and the adoption of a new primary benchmark index were yielding improving performance, with the Fund ranked in the second quartile of its Morningstar category and custom Category for the one-year period ended April 30, 2021. The Board also noted that the Fund outperformed benchmark for the same period.

Calamos Dividend Growth Fund. The Board considered that the Fund outperformed its custom Category median for all periods.

Calamos International Growth Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Evolving World Growth Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Global Equity Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Growth and Income Fund. The Board considered that the Fund outperformed its custom Category median for all periods.

Calamos Global Opportunities Fund. The Board considered that the Fund outperformed its custom Category median for all periods.

Calamos Convertible Fund. The Board considered that the Fund outperformed its Category median for the one- and five-year periods and underperformed its Category median for the remaining periods. The Board further noted that the Fund ranked in the 2nd quartile of its Category for the one- and five-year periods as of April 30, 2021.

Calamos Global Convertible Fund. The Board considered that the Fund underperformed its Category median for all periods. The Board further noted the Adviser's representation that the Fund is the only U.S.-based convertible fund with a global mandate in its Category, and therefore considered the Adviser's assertion that the Global Convertible UCITS fund managed by the Adviser and its performance universe are a better comparative source than the Category. As a result, the Board considered the Fund's similarity to the UCITS fund managed by the Adviser, noting that the UCITS fund, when compared to its peers, ranked in the 1st quartile for the one-, three- and five-year periods.

Calamos Total Return Bond Fund. The Board considered that the Fund underperformed its Category median for all periods. The Board also considered that as of April 30, 2021, the Fund outperformed its benchmark for the one-year period and the Fund ranked in the second quartile for the month and quarter-to date. The Board further considered the Adviser's assertion that the Fund's Category peers' exposure to higher risk investments negatively affected the Fund's performance comparisons. The Board also noted that when it considered the performance of the Fund one year before, the Fund outperformed its Category median for the one-, three- and five-year periods, though it underperformed for the ten-year period, signaling that the Fund's underperformance had been isolated to 2020.

Calamos High Income Opportunities Fund. The Board considered that Class I shares of the Fund outperformed its Category median for the one-, three- and five-year periods, though it underperformed the Category median for the ten-year period. The Board also considered that Class A shares of the Fund outperformed its Category median for the one- and three-year periods,

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

though it underperformed the Category median for the remaining periods. The Board further considered the Fund ranked in the 1st quartile of its Category for the one-year period.

Calamos Market Neutral Income Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Hedged Equity Fund. The Board considered that the Fund outperformed its Category median for the three- and five-year periods and underperformed its Category median for the one-year period.

Calamos Phineus Long/Short Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Short-Term Bond Fund. The Board considered that the Fund underperformed its Category median for the one-year period. The Board also noted, however, that the Fund only commenced operations in September 2018 and that it would be prudent to allow the portfolio management team time to further develop its performance record with the Fund.

Calamos Timpani Small Cap Growth Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Timpani SMID Growth Fund. The Board considered that the Fund outperformed its custom Category median for the one-year period.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund's actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund's "Expense Group"), and the Fund's total expense ratio compared to the median total expense ratio of the Fund's Expense Group.

The Board also reviewed the Adviser's management fee rates for its institutional separate accounts and sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower than the rates of fees paid by the Funds, the differences reflected the Adviser's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to "make whole" errors.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund's investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser's other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser's parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund. The Board considered that, while the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group, the Adviser continues to invest resources in the Fund to address performance and that the Board will continue to closely monitor the results of the Adviser's initiatives. The Board also reviewed the Fund's expenses in light of its recent performance record and the Adviser's conviction in the Fund's recent changes.

Calamos Select Fund. The Board considered that the Fund's management fee rate is lower than its Expense Group median and the Fund's total expense ratio is equal to its Expense Group median.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

Calamos Dividend Growth Fund. The Board considered that the Fund's management fee rate is lower than its Expense Group median, though the Fund's total expense ratio is higher than its Expense Group median. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos International Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group. The Board also noted that the Fund's management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos Evolving World Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos Global Equity Fund. The Board considered that, while the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group, the Fund's management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos Growth and Income Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos Global Opportunities Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos Convertible Fund. The Board considered that the Fund's management fee rate is lower than its Expense Group median and the Fund's total expense ratio is higher than its Expense Group median. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos Global Convertible Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also considered, however, that the Fund offers a unique mandate and the Adviser's assertion that, as a result, there are no appropriate peer funds against which to meaningfully compare the Fund's fees. The Board reviewed the Fund's expenses in light of its performance record against its benchmark.

Calamos Total Return Bond Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2023 and was currently subsidizing the Fund under this arrangement.

Calamos High Income Opportunities Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Market Neutral Income Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Hedged Equity Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Phineus Long/Short Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Short-Term Bond Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Calamos Timpani Small Cap Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos Timpani SMID Growth Fund. The Board considered that the Fund's management fee rate is lower than the Expense Group median and that the Fund's total expense ratio is higher than the Expense Group median. The Board considered Fund's expenses in light of its level of assets and short performance record. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2023 and was currently subsidizing the Fund under this arrangement.

Economies of Scale. The Board considered whether each Fund's management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser's agreement to reimburse each Fund for a portion of its expenses if the Fund's expense ratio otherwise would exceed a certain level. The Board also considered the benefits accruing to shareholders from the Adviser's investments into its infrastructure and investment processes. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Funds and the fees payable by the Funds.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds' Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

www.calamos.com

Trustees and Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee's name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	26

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Trust:
John E. Neal, (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019)	26

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); formerly, Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002)	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Virginia G. Breen, (1964)	Trustee (since 2015)	26

Private Investor; Director, Tech and Energy Transition Corporation (blank check company) (since 2021); Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Lloyd A. Wennlund, (1957)	Trustee (since 2018)	26

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019)	26

Member (2015-2021) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women's Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019)	26	Private investor; formerly, Director of Equities, AllianceBernstein LP (until 2012)

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing eighteen portfolios in fund complex.

****  Overseeing four portfolios in fund complex.

^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
John S. Koudounis, (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017) and since August 2019)	Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)
Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

Executive Vice President and Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors and CFS; prior thereto, President (2015-February 2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013); Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)
Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)
Daniel Dufresne (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); prior thereto, Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2022, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2021:

CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	GROWTH FUND
$68,717,440	$10,208,374	$6,630,168	$158,449,335
GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND
$34,753,991	$1,152,615	$2,047,183	$13,028,011
EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND (formerly, Calamos Global Growth and Income Fund)	SHORT-TERM BOND FUND
$6,901,599	$6,311,570	$7,792,391	$1,050,318

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2021:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND
$76,086,150	$2,707,559	$5,835,460	$8,710,041
GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND
$1,004,476	$408,053	$24,602	$7,832,956
GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND
$32,304,591	$182,636	$451,729	$3,363,509
EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND (formerly, Calamos Global Growth and Income Fund)	TOTAL RETURN BOND FUND
$4,189,900	$1,112,915	$2,929,928	$329
HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
$51,272	$28

www.calamos.com

Tax Information (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2021:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
100%	100%	23%	9%
GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	EVOLVING WORLD GROWTH FUND
39%	62%	100%	8%
GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND (formerly, Calamos Global Growth and Income Fund)	HIGH INCOME OPPORTUNITIES FUND
21%	33%	4%

At October 31, 2021, more than 50% of each of International Growth Fund and Evolving World Growth Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2021 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2021.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

MFANR 1631 2021

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2020	10/31/2021
Audit Fees (a)	$454,773	$470,073
Audit-Related Fees (b)	$147,621	$150,933
Tax Fees (c)	$604,432	$728,426
All Other Fees (d)	$-	$-
Total	$1,206,826	$1,349,431

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2020	10/31/2021
Registrant	$604,432	$728,426
Investment Adviser	$-	$-

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 23, 2021